UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04642
                                                     ---------


                          The Phoenix Edge Series Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                One American Row
                               Hartford, CT 06102
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
          ------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (302) 791-3197
                                                           --------------

                   Date of fiscal year end: December 31, 2003
                                            -----------------

                   Date of reporting period: December 31, 2003
                                             -----------------




Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


[GRAPHIC OMITTED] PHOENIX
           WEALTH MANAGEMENT (R)



                                  THE PHOENIX
                                      EDGE
                                        SERIES FUND

--------------------------------------------------------------------------------
                    VARIABLE PRODUCTS FUND -- ANNUAL REPORT
--------------------------------------------------------------------------------

                               DECEMBER 31, 2003

                         THIS PAGE INTENTIONALLY BLANK.

                            MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

[GRAPHIC OMITTED]

     When we think about 2003, we'll remember a year in which financial services underwent significant change. National news reflected regulatory attention to the business conduct of a few mutual fund companies. As a result, certain industry-wide practices came under increased scrutiny.

     Your Fund's Board of Trustees recognizes the seriousness of these issues. As a result, it has expanded its review of policies and procedures to insure compliance with applicable rules and regulations. Additionally, the Board had taken a review of its own structure and governance protocols to insure that our practices are not only compliant with regulatory standards, but, whenever practical, also conform to best practices that value your interests and help you invest wisely.

     I hope that you'll take time to review the activities and performance information included in this annual report. We've witnessed new life in the equity markets, and I am encouraged that our overall economy has begun a more rewarding period. Now is an opportune time for you to review your investments with your financial advisor to be sure your portfolio is best positioned to achieve long-term success.

     Keep in mind that finding the best balance of performance and protection requires discipline and diversification1. Your investment in The Phoenix-Edge Series Fund may help you in this effort.

     To   learn   more   about   your    investments   and   investing,    visit
Phoenixwm.PHL.com.


Sincerely,

/s/  PHILIP R. MCLOUGHLIN

Philip R. McLoughlin
Chairman, The Phoenix Edge Series Fund

JANUARY 1, 2004


1 Diversification does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.


--------------------------------------------------------------------------------
   Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

                        THIS PAGE INTENTIONALLY BLANK.

                              TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Phoenix-Aberdeen International Series .....................................    4
Phoenix-AIM Mid-Cap Equity Series .........................................   11
Phoenix-Alliance/Bernstein Enhanced Index Series ..........................   17
Phoenix-Alliance/Bernstein Growth + Value Series ..........................   25
Phoenix-Duff & Phelps Real Estate Securities Series .......................   31
Phoenix-Engemann Capital Growth Series ....................................   36
Phoenix-Engemann Small & Mid-Cap Growth Series ............................   42
Phoenix-Goodwin Money Market Series .......................................   48
Phoenix-Goodwin Multi-Sector Fixed Income Series ..........................   53
Phoenix-Goodwin Multi-Sector Short Term Bond Series .......................   61
Phoenix-Janus Flexible Income Series ......................................   68
Phoenix-Kayne Rising Dividends Series .....................................   77
Phoenix-Kayne Small-Cap Quality Value Series ..............................   82
Phoenix-Lazard International Equity Select Series .........................   87
Phoenix-Lazard Small-Cap Value Series .....................................   93
Phoenix-Lazard U.S. Multi-Cap Series ......................................  100
Phoenix-Lord Abbett Bond-Debenture Series .................................  106
Phoenix-Lord Abbett Large-Cap Value Series ................................  115
Phoenix-Lord Abbett Mid-Cap Value Series ..................................  121
Phoenix-MFS Investors Growth Stock Series .................................  127
Phoenix-MFS Investors Trust Series ........................................  134
Phoenix-MFS Value Series ..................................................  141
Phoenix-Northern Dow 30 Series ............................................  147
Phoenix-Northern Nasdaq-100 Index(R) Series ...............................  152
Phoenix-Oakhurst Growth and Income Series .................................  158
Phoenix-Oakhurst Strategic Allocation Series ..............................  166
Phoenix-Oakhurst Value Equity Series ......................................  175
Phoenix-Sanford Bernstein Global Value Series .............................  181
Phoenix-Sanford Bernstein Mid-Cap Value Series ............................  189
Phoenix-Sanford Bernstein Small-Cap Value Series ..........................  195
Phoenix-Seneca Mid-Cap Growth Series ......................................  201
Phoenix-Seneca Strategic Theme Series .....................................  206
Phoenix-State Street Research Small-Cap Growth Series .....................  211
Notes to Financial Statements .............................................  217

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective
Prospectus which includes information concerning charges, Fund's record and other pertinent information.

-----------------------------------------------------------------------------
           Not FDIC Insured    No Bank Guarantee    May Lose Value
-----------------------------------------------------------------------------

                    PHOENIX-ABERDEEN INTERNATIONAL SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. The series essentially focuses on quality companies with strong management, solid growth prospects, and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: In what proved to be a very volatile year for both international equity markets and currencies, the series returned 31.86%. For the same period, the MSCI EAFE(R) Index 1 returned 39.17% and the S&P 500(R) Index 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL
   YEAR?

A: International markets posted gains during the 12-month period under review, with most markets delivering returns of over 10% in local currency. However, with the sharp depreciation of the U.S. dollar against most major currencies (except the Asian currencies), the overall total return in U.S. dollar terms was boosted dramatically. With interest rates at historically low levels and economic indicators improving, cyclical stocks (with their leveraged balance sheets) performed particularly well. Moreover, technology stocks soared after a period of three years in the doldrums, with investors paying scant regard for the prices they were paying for them.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Performance relative to the benchmark has been disappointing during the year under review. It is our stated aim to invest in the best quality companies at the most attractive relative valuations. Unfortunately, we have been in a period during which poorer quality stocks (companies characterized in part with having poor management and highly leveraged balance sheets) have performed dramatically better than the quality companies that have demonstrated over the years that they can run their businesses effectively for shareholders. This divergence in performance has been particularly evident in Japan and Continental Europe and has been the main source of underperformance over the period.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We believe, clearly, international markets will be impacted by events in the U.S. and potentially China. The U.S. economy has continued to show positive signs of recovery, benefiting from an improvement in consumer confidence, helped by the U.S. Federal Reserve Board that has kept monetary policy very easy. Lower interest rates have helped homeowners refinance their mortgages, putting extra dollars in their pockets. In addition, the government has aided the recovery by providing one time child-care tax credit rebate checks for U.S. families.

     We recognize that these factors have led to a significant improvement in sentiment. But, we remain guarded from becoming euphoric and accepting that we are entering a new sustainable bull market for equities.

     Certainly the "twin deficits" situation (current account and fiscal) will not be resolved overnight and the U.S. consumer must address the imbalance between consuming and saving. With the fall in the U.S. dollar expected to continue (albeit at slower rate of decline), despite strong growth in the U.S., it will become harder for the rest of the world to finance these deficits as the return achieved from U.S. dollar assets diminishes in local currency terms.

     Overall we are cautiously optimistic for the prospects of the global economy in 2004, but do not expect to see the same levels of returns from equities as we have for the past 12 months. Valuations remain favorable for equities versus bonds, but we believe that current valuations on stock prices at large generally reflect an improving economy going into 2004. Given that there are still serious imbalances in the global economy we retain a more defensive portfolio, seeking new and retaining existing investments in some of the more peripheral markets in the world to seek out opportunities at the stock level.

                                                                 JANUARY 1, 2004

The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The MSCI (Morgan Stanley Capital International) EAFE(R) Index measures foreign stock market performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) Index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  International Series                           31.86%      (1.43)%       5.66%
--------------------------------------------------------------------------------
  MSCI EAFE(R) Index 1                           39.17%       0.26%        4.78%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                             28.71%      (0.57)%      11.10%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             International Series    MSCI EAFE(R) Index 1     S&P 500(R) Index 2
12/31/93           $10,000                 $10,000               $10,000
12/30/94           $10,003                 $10,806               $10,132
12/29/95           $10,962                 $12,054               $13,933
12/31/96           $13,006                 $12,821               $17,172
12/31/97           $14,573                 $13,084               $22,903
12/31/98           $18,642                 $15,745               $29,489
12/31/99           $24,140                 $20,043               $35,721
12/29/00           $20,323                 $17,245               $32,440
12/31/01           $15,437                 $13,588               $28,587
12/31/02           $13,152                 $11,461               $22,270
12/31/03           $17,342                 $15,950               $28,664






1 The MSCI (Morgan Stanley Capital International) EAFE(R) Index measures foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) Index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                                        SHARES       VALUE
                                                       --------- ------------
FOREIGN COMMON STOCKS--96.7%
AUSTRALIA--2.4%
  Leighton Holdings Ltd. (Construction & Engineering). 55,916 $ 497,554 QBE Insurance Group Ltd. (Property & Casualty
    Insurance) .......................................   321,000    2,563,685
  Rio Tinto Ltd. (Diversified  Metals & Mining) ......    13,340      373,897
                                                                 ------------
                                                                    3,435,136
                                                                 ------------
BELGIUM--2.3%
  Interbrew (Brewers) (b) ............................   127,700    3,408,340
                                                                 ------------
BRAZIL--5.1%
  Companhia Paranaense de Energia-Copel ADR
    (Electric Utilities) (b) .........................    80,000      381,600
  Petroleo Brasileiro SA ADR (Integrated Oil & Gas) (b) 150,000 3,999,000 Unibanco-Uniao de Bancos Brasileiros SA GDR
    (Diversified Banks) ..............................   122,000    3,043,900
                                                                 ------------
                                                                    7,424,500
                                                                 ------------
CHINA--1.0%
  PetroChina Co. Ltd. (Integrated Oil & Gas) ......... 1,750,000    1,003,078
  Zhejiang Expressway Co. Ltd. (Highways &
    Railtracks) ......................................   700,000      491,396
                                                                 ------------
                                                                    1,494,474
                                                                 ------------
FINLAND--2.1%
  Stora Enso Oyj Class R (Paper Products) ............   230,000    3,098,386
                                                                 ------------
FRANCE--8.5%
  Aventis SA (Pharmaceuticals) .......................    54,000    3,569,122
  Schneider Electric SA (Industrial Machinery) .......    31,500    2,062,122
  Total SA (Integrated Oil & Gas) ....................    13,710    2,549,009
  Valeo SA (Auto Parts & Equipment) ..................   106,200    4,253,090
                                                                 ------------
                                                                   12,433,343
                                                                 ------------
GERMANY--2.2%
  Metro AG (Department Stores) .......................    71,000    3,134,460
                                                                 ------------
HONG KONG--7.3%
  Asia Satellite Telecommunications Holdings Ltd.
    (Integrated Telecommunication Services) ..........   165,000      313,482
  China Mobile (Hong Kong) Ltd. (Wireless
    Telecommunication Services) ......................   933,500    2,867,739
  Dah Sing Financial Group (Diversified Banks) .......    67,000      498,383
  Giordano International Ltd. (Apparel Retail) ....... 6,190,000    2,870,318
  Swire Pacific Ltd. Class B (Multi-Sector Holdings) . 3,235,000    3,416,843
  Wing Hang Bank Ltd. (Diversified Banks) ............   106,000      630,790
                                                                 ------------
                                                                   10,597,555
                                                                 ------------
INDIA--0.9%
  Gail India Ltd. GDR (Gas Utilities) ................    40,000    1,332,000
                                                                 ------------
ITALY--2.8%
  ENI SpA (Integrated Oil & Gas) .....................   218,296    4,119,208
                                                                 ------------
JAPAN--18.2%
  Canon, Inc. (Office Electronics) ...................    48,000    2,234,954
  Fuji Photo Film Co. Ltd. (Photographic Products) ...    92,000    2,970,234
  Honda Motor Co. Ltd. (Automobile Manufacturers) ....    46,800    2,078,641
  Kao Corp. (Household Products) .....................   138,000    2,807,129
  Nippon Television Network Corp. (Broadcasting &
    Cable TV) ........................................    18,100    2,690,427
  NTT DoCoMo, Inc. (Wireless Telecommunication
    Services) ........................................     1,530    3,469,161
  Orix Corp. (Consumer Finance) ......................    25,100    2,075,077
  Shin-Etsu Chemical Co. Ltd. (Diversified Chemicals)     54,000    2,206,961
  Takeda Chemical Industries Ltd. (Pharmaceuticals) ..    72,500    2,875,105
  Unicharm Corp. (Household Products) ................    30,000    1,475,226


                                                        SHARES       VALUE
                                                       --------- ------------
JAPAN--CONTINUED
  Yamanouchi Pharmaceutical Co. Ltd. (Health Care
    Supplies) ........................................    52,000 $  1,615,751
                                                                 ------------
                                                                   26,498,666
                                                                 ------------
LUXEMBOURG--1.5%
  Arcelor (Steel) ....................................   127,333    2,219,654
                                                                 ------------
MALAYSIA--0.5%
  Malaysian Oxygen Berhad (Oil & Gas Equipment &
    Services) ........................................   150,000      457,895
  Sime UEP Properties Berhad (Homebuilding) ..........   250,000      294,737
                                                                 ------------
                                                                      752,632
                                                                 ------------
MEXICO--1.9%
  Telefonos de Mexico SA de C.V. ADR Series L
    (Integrated Telecommunication Services) ..........    85,000    2,807,550
                                                                 ------------
NETHERLANDS--6.4%
  IHC Caland NV (Oil & Gas Equipment & Services) .....    55,000    2,983,098
  ING Groep NV (Other Diversified Financial Services)    130,000    3,031,912
  TPG NV (Air Freight & Couriers) ....................   140,000    3,279,263
                                                                 ------------
                                                                    9,294,273
                                                                 ------------
SINGAPORE--3.6%
  City Developments Ltd. (Real Estate Management &
    Development) .....................................   100,000      356,239
  Oversea-Chinese Banking Corp. Ltd.
    (Diversified Banks) ..............................   526,000    3,747,630
  Robinson & Co. Ltd. (Department Stores) ............   125,000      548,342
  United Overseas Bank Ltd. (Diversified Banks) ......    78,400      609,362
                                                                 ------------
                                                                    5,261,573
                                                                 ------------
SOUTH KOREA--3.9%
  Kookmin Bank (Diversified Banks) ...................    15,000      562,107
  Kookmin Bank ADR (Diversified Banks) ...............    80,000    3,027,200
  KT Corp. (Integrated Telecommunication Services) ...    36,000    1,347,545
  Shinsegae Co. Ltd. (Department Stores) .............     3,120      701,771
                                                                 ------------
                                                                    5,638,623
                                                                 ------------
SPAIN--2.1%
  Altadis SA (Tobacco) ...............................   106,000    3,008,325
                                                                 ------------
SWEDEN--3.4%
  Nordea AB (Diversified Banks) ......................   243,000    1,823,690
  Svenska Handelsbanken AB Class A (Diversified
    Banks) ...........................................    74,000    1,511,820
  Volvo AB Class B (Construction, Farm Machinery &
    Heavy Trucks) ....................................    50,000    1,528,776
                                                                 ------------
                                                                    4,864,286
                                                                 ------------
SWITZERLAND--4.8%
  Novartis AG Registered Shares (Pharmaceuticals) ....    71,000    3,223,489
  Swiss Re Registered Shares (Property & Casualty
    Insurance) .......................................    41,000    2,768,142
  Zurich Financial Services AG (Property & Casualty
    Insurance) (b) ...................................     6,400      921,124
                                                                 ------------
                                                                    6,912,755
                                                                 ------------
TAIWAN--0.7%
  Fubon Financial Holding Co. Ltd. (Multi-Sector
    Holdings) (b) ....................................   284,000      271,871
  SinoPac Holdings (Diversified Banks) (b) ........... 1,038,237      525,999
  Taiwan Cellular Corp. (Wireless Telecommunication
    Services) (b) ....................................   309,400      268,845
                                                                 ------------
                                                                    1,066,715
                                                                 ------------

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                        SHARES       VALUE
                                                       --------- ------------
THAILAND--0.9%
  Hana Microelectronics Public Co. Ltd. (Electronic
    Equipment Manufacturers) .........................   200,800 $    633,479
  PTT Exploration and Production Public Co. Ltd.
    (Oil & Gas Exploration & Production) .............   100,000      676,383
                                                                 ------------
                                                                    1,309,862
                                                                 ------------
UNITED KINGDOM--14.2%
  AstraZeneca plc (Pharmaceuticals) ..................    31,200    1,496,858
  Aviva plc (Property & Casualty Insurance) ..........   168,000    1,474,410
  BP plc (Integrated Oil & Gas) ......................   189,400    1,535,923
  British American Tobacco plc (Tobacco) .............   123,000    1,695,458
  Cadbury Schweppes plc (Packaged Foods & Meats) .....   334,000    2,452,937
  HSBC Holdings plc (Diversified Banks) ..............   102,500    1,611,052
  Prudential plc (Life & Health Insurance) ...........   201,100    1,700,103
  Sainsbury (J) plc (Food Retail) ....................   793,000    4,439,784
  Schroders plc (Asset Management & Custody Banks) ...   129,000    1,459,480
  Weir Group plc (The) (Industrial Machinery) ........   319,000    1,463,342
  Wood Group (John) plc (Oil & Gas Equipment &
    Services) ........................................   560,000    1,350,853
                                                                 ------------
                                                                   20,680,200
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $119,446,970) ...............................  140,792,516
                                                                 ------------
FOREIGN PREFERRED STOCKS--3.4%

SOUTH KOREA--3.4%
  Hyundai Motor Co. Ltd. Pfd. (Automobile
    Manufacturers) ...................................    28,000      538,145
  Samsung Electronics Co. Ltd. Pfd. (Semiconductors) .    21,000    4,326,899
                                                                 ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $1,852,755) .................................    4,865,044
                                                                 ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $121,299,725) ...............................  145,657,560(a)
  Other assets and liabilities, net--(0.1)% ....................      (77,157)
                                                                 ------------
NET ASSETS--100.0% ............................................. $145,580,403
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $30,334,713 and gross depreciation of $6,219,735 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $121,542,582.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Couriers ...............................................     2.3%
Apparel Retail .......................................................     2.0
Asset Management & Custody Banks .....................................     1.0
Auto Parts & Equipment ...............................................     2.9
Automobile Manufacturers .............................................     1.8
Brewers ..............................................................     2.3
Broadcasting & Cable TV ..............................................     1.9
Construction & Engineering ...........................................     0.3
Construction, Farm Machinery & Heavy Trucks ..........................     1.1
Consumer Finance .....................................................     1.4
Department Stores ....................................................     3.0
Diversified Banks ....................................................    12.1
Diversified Chemicals ................................................     1.5
Diversified Metals & Mining ..........................................     0.3
Electric Utilities ...................................................     0.3
Electronic Equipment Manufacturers ...................................     0.4
Food Retail ..........................................................     3.1
Gas Utilities ........................................................     0.9
Health Care Supplies .................................................     1.1
Highways & Railtracks ................................................     0.3
Homebuilding .........................................................     0.2
Household Products ...................................................     2.9
Industrial Machinery .................................................     2.4
Integrated Oil & Gas .................................................     9.1
Integrated Telecommunication Services ................................     3.1
Life & Health Insurance ..............................................     1.2
Multi-Sector Holdings ................................................     2.5
Office Electronics ...................................................     1.5
Oil & Gas Equipment & Services .......................................     3.3
Oil & Gas Exploration & Production ...................................     0.5
Other Diversified Financial Services .................................     2.1
Packaged Foods & Meats ...............................................     1.7
Paper Products .......................................................     2.1
Pharmaceuticals ......................................................     7.7
Photographic Products ................................................     2.0
Property & Casualty Insurance ........................................     5.3
Real Estate Management & Development .................................     0.2
Semiconductors .......................................................     3.0
Steel ................................................................     1.5
Tobacco ..............................................................     3.2
Wireless Telecommunication Services ..................................     4.5
                                                                         ------
                                                                         100.0%
                                                                         =====


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $121,299,725) ...........................................             $145,657,560
Receivables
  Investment securities sold ............................................................................                3,210,167
  Dividends .............................................................................................                  389,788
  Tax reclaims ..........................................................................................                   95,710
  Fund shares sold ......................................................................................                   84,102
Prepaid expenses ........................................................................................                    1,950
                                                                                                                      ------------
    Total assets ........................................................................................              149,439,277
                                                                                                                      ------------
LIABILITIES
Cash overdraft ..........................................................................................                3,246,818
Payables
  Fund shares repurchased ...............................................................................                  376,121
  Investment advisory fee ...............................................................................                   90,197
  Financial agent fee ...................................................................................                   10,274
  Administration fee ....................................................................................                    9,205
  Trustees' fee .........................................................................................                    2,360
Accrued expenses ........................................................................................                  123,899
                                                                                                                      ------------
    Total liabilities ...................................................................................                3,858,874
                                                                                                                      ------------
NET ASSETS ..............................................................................................             $145,580,403
                                                                                                                      ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................             $190,717,939
  Undistributed net investment income ...................................................................                  473,991
  Accumulated net realized loss .........................................................................              (69,979,984)
  Net unrealized appreciation ...........................................................................               24,368,457
                                                                                                                      ------------
NET ASSETS ..............................................................................................             $145,580,403
                                                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................               13,657,977
                                                                                                                      ============
Net asset value and offering price per share ............................................................                   $10.66
                                                                                                                            ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $ 4,292,209
  Interest ......................................................................................................           15,269
  Foreign taxes withheld ........................................................................................         (457,754)
                                                                                                                       -----------
    Total investment income .....................................................................................        3,849,724
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          944,142
  Financial agent fee ...........................................................................................          114,814
  Administration fee ............................................................................................           96,932
  Custodian .....................................................................................................          113,935
  Printing ......................................................................................................           41,072
  Professional ..................................................................................................           15,846
  Trustees ......................................................................................................            7,209
  Miscellaneous .................................................................................................           15,782
                                                                                                                       -----------
    Total expenses ..............................................................................................        1,349,732
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................        2,499,992
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................................................................      (12,108,165)
  Net realized gain on foreign currency transactions ............................................................           16,449
  Net change in unrealized appreciation (depreciation) on investments ...........................................       47,183,988
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....          (32,385)
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       35,059,887
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $37,559,879
                                                                                                                       ===========

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED        YEAR ENDED
                                                                                                    12/31/03          12/31/02
                                                                                                  ------------     -------------
FROM OPERATIONS
  Net investment income (loss) ............................................................       $  2,499,992     $   1,637,101
  Net realized gain (loss) ................................................................        (12,091,716)      (22,556,806)
  Net change in unrealized appreciation (depreciation) ....................................         47,151,603           293,843
                                                                                                  ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................         37,559,879       (20,625,862)
                                                                                                  ------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................         (2,420,960)       (1,431,749)
                                                                                                  ------------     -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................         (2,420,960)       (1,431,749)
                                                                                                  ------------     -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (6,460,085 and 13,798,860 shares,  respectively) ..........         54,888,465       124,706,817
  Net asset value of shares issued in conjunction  with Plan of Reorganization (1,885,115
    and 0 shares, respectively) (see note 11) .............................................         14,391,123                --
  Net asset value of shares issued from reinvestment of distributions (271,861 and
    165,406 shares, respectively) .........................................................          2,420,960         1,431,749
  Cost of shares repurchased (8,696,850 and 16,605,493 shares, respectively) ..............        (74,433,150)     (151,130,946)
                                                                                                  ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................         (2,732,602)      (24,992,380)
                                                                                                  ------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................         32,406,317       (47,049,991)
NET ASSETS
  Beginning of period .....................................................................        113,174,086       160,224,077
                                                                                                  ------------     -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $473,991 AND $343,433,
    RESPECTIVELY) .........................................................................       $145,580,403     $ 113,174,086
                                                                                                  ============     =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------
                                                                                2003       2002      2001      2000      1999
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period .....................................     $ 8.24     $ 9.78    $13.25    $17.19    $15.46
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........................................       0.18       0.12      0.06      0.08      0.23
  Net realized and unrealized gain (loss) ................................       2.41      (1.56)    (3.23)    (2.77)     4.13
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .....................................       2.59      (1.44)    (3.17)    (2.69)     4.36
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................      (0.17)     (0.10)       --     (0.06)    (0.39)
  Distributions from net realized gains ..................................         --         --     (0.30)    (1.19)    (2.24)
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..................................................      (0.17)     (0.10)    (0.30)    (1.25)    (2.63)
                                                                               ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ................................................       2.42      (1.54)    (3.47)    (3.94)     1.73
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ...........................................     $10.66     $ 8.24    $ 9.78    $13.25    $17.19
                                                                               ======     ======    ======    ======    ======
Total return .............................................................      31.86%    (14.81)%  (24.04)%  (15.81)%   29.49%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..................................   $145,580   $113,174  $160,224  $233,609  $298,973
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses .....................................................       1.07%      1.05%     1.02%     1.02%     1.01%
  Net investment income ..................................................       1.99%      1.18%     0.72%     0.54%     0.81%
Portfolio turnover .......................................................         39%        34%       74%       94%       79%

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital by investing in medium-sized U.S. companies. The portfolio utilizes AIM's Growth at a reasonable price discipline that attempts to participate in the upside and provide protection on the downside.

Q: HOW DID THE SERIES' PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: For the fiscal year ended December 31, 2003, the series returned 28.19%, underperforming the Russell MidCap(R) Index 1, which returned 40.06% and performing roughly in line with the S&P 500(R) Index 2 which returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross domestic product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

     The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

     Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The ISM Manufacturing Index 3, a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

     The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

     The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average(SM) 4 was up 28.04%, the NASDAQ was up 50.01%, and the S&P 500(R) Index was up 28.71%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Portfolio managers held overweight positions in the industrials, information technology, and energy sectors, and underweight positions in the consumer discretionary, financials and health care sectors, relative to the Russell MidCap(R) Index. Throughout the year, portfolio managers took steps to increase exposure to the energy sector, and to reduce exposure to the consumer staples sector.

     Stock selection and an underweight position in the financials sector was the largest detractor from performance, relative to the Russell MidCap(R) Index. A relative underweight in the consumer discretionary sector and the series' cash position also detracted from performance.

     Stock selection and an overweight position in the industrials sector was the largest positive contributor to the series' relative performance. Within the sector, machinery stocks performed especially well. An overweight position in the information technology sector also benefited the series, particularly electronic equipment stocks.

     Since the financial markets have risen so dramatically this year, portfolio managers are becoming more guarded about equity valuations. Managers continue to look for new opportunities that are attractively priced, and they will re-evaluate positions that have moved significantly in the past few months, as these stocks may be nearing their price targets.

                        PHOENIX-AIM MID-CAP EQUITY SERIES


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and mad cow disease will impact last year's gains. We believe, however, that both the equity markets and the economy are in a better position now compared to a year ago, which should bode well for growth in 2004.

                                                                 JANUARY 1, 2004

The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                      INCEPTION
                                                                     10/29/01 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Mid-Cap Equity Series                                    28.19%        9.47%
--------------------------------------------------------------------------------
  Russell MidCap(R) Index 1                                40.06%       13.05%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%        3.19%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/29/01 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

           Mid-Cap Equity Series  Russell MidCap(R) Index 1   S&P 500(R) Index 2
10/29/01         $10,000                  $10,000                $10,000
12/31/01         $10,655                  $11,120                $10,677
12/31/02         $ 9,495                  $ 9,320                $ 8,317
12/31/03         $12,172                  $13,053                $10,705


1 The Russell MidCap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

3 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

4 The Dow Jones Industrial Average(SM) is a commonly used measure of large-cap stock performance.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        SHARES       VALUE
                                                        -------   -----------
COMMON STOCKS--79.0%
AEROSPACE & DEFENSE--1.4%
  L-3 Communications Holdings, Inc. (b) ..............    3,600   $   184,896
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
  V. F. Corp. ........................................    4,000       172,960
                                                                  -----------
APPLICATION SOFTWARE--0.5%
  Cadence Design Systems, Inc. (b) ...................    4,100        73,718
                                                                  -----------
COMMERCIAL PRINTING--1.2%
  Valassis Communications, Inc. (b) ..................    5,800       170,230
                                                                  -----------
COMPUTER HARDWARE--0.9%
  Diebold, Inc. ......................................    2,300       123,901
                                                                  -----------
CONSTRUCTION MATERIALS--0.6%
  Martin Marietta Materials, Inc. ....................    1,800        84,546
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--4.4%
  Affiliated Computer Services, Inc. Class A (b) .....    2,600       141,596
  Ceridian Corp. (b) .................................   13,700       286,878
  Certegy, Inc. ......................................    5,000       164,000
                                                                  -----------
                                                                      592,474
                                                                  -----------
DISTRIBUTORS--1.1%
  Genuine Parts Co. ..................................    4,600       152,720
                                                                  -----------
DIVERSIFIED CHEMICALS--0.8%
  Engelhard Corp. ....................................    3,600       107,820
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.9%
  Viad Corp. .........................................    4,700       117,500
                                                                  -----------
ELECTRIC UTILITIES--3.3%
  FPL Group, Inc. ....................................    1,300        85,046
  TECO Energy, Inc. ..................................    8,300       119,603
  Wisconsin Energy Corp. .............................    7,100       237,495
                                                                  -----------
                                                                      442,144
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.2%
  Rockwell Automation, Inc. ..........................    3,800       135,280
  Roper Industries, Inc. .............................    3,300       162,558
                                                                  -----------
                                                                      297,838
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--5.8%
  Agilent Technologies, Inc. (b) .....................    3,800       111,112
  Amphenol Corp. Class A (b) .........................    1,900       121,467
  Mettler-Toledo International, Inc. (b) .............    4,200       177,282
  Vishay Intertechnology, Inc. (b) ...................    5,100       116,790
  Waters Corp. (b) ...................................    7,900       261,964
                                                                  -----------
                                                                      788,615
                                                                  -----------
ENVIRONMENTAL SERVICES--1.8%
  Republic Services, Inc. ............................    9,300       238,359
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--1.2%
  Scotts Co. (The) Class A (b) .......................    2,800       165,648
                                                                  -----------
FOOD RETAIL--2.0%
  Kroger Co. (The) (b) ...............................    8,600       159,186
  Safeway, Inc. (b) ..................................    5,100       111,741
                                                                  -----------
                                                                      270,927
                                                                  -----------
FOOTWEAR--1.2%
  NIKE, Inc. Class B .................................    2,300       157,458
                                                                  -----------
GENERAL MERCHANDISE STORES--1.1%
  Family Dollar Stores, Inc. .........................    4,200       150,696
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
HEALTH CARE DISTRIBUTORS--0.7%
  AmerisourceBergen Corp. ............................    1,600   $    89,840
                                                                  -----------
HEALTH CARE EQUIPMENT--2.8%
  Apogent Technologies, Inc. (b) .....................   11,700       269,568
  Bard (C.R.), Inc. ..................................    1,300       105,625
                                                                  -----------
                                                                      375,193
                                                                  -----------
HEALTH CARE SERVICES--1.8%
  IMS Health, Inc. ...................................   10,100       251,086
                                                                  -----------
HEALTH CARE SUPPLIES--1.1%
  Millipore Corp. (b) ................................    3,400       146,370
                                                                  -----------
HOME FURNISHINGS--1.5%
  Mohawk Industries, Inc. (b) ........................    2,900       204,566
                                                                  -----------
HOUSEWARES & SPECIALTIES--1.3%
  Newell Rubbermaid, Inc. ............................    7,700       175,329
                                                                  -----------
INDUSTRIAL MACHINERY--6.6%
  Dover Corp. ........................................    7,900       314,025
  ITT Industries, Inc. ...............................    1,400       103,894
  Molex, Inc. Class A ................................    3,300        96,888
  Pentair, Inc. ......................................    4,100       187,370
  SPX Corp. (b) ......................................    3,400       199,954
                                                                  -----------
                                                                      902,131
                                                                  -----------
LEISURE PRODUCTS--2.5%
  Brunswick Corp. ....................................   10,500       334,215
                                                                  -----------
METAL & GLASS CONTAINERS--1.4%
  Pactiv Corp. (b) ...................................    7,700       184,030
                                                                  -----------
OFFICE SERVICES & SUPPLIES--1.8%
  Miller (Herman), Inc. ..............................    6,000       145,620
  Pitney Bowes, Inc. .................................    2,400        97,488
                                                                  -----------
                                                                      243,108
                                                                  -----------
OIL & GAS DRILLING--1.0%
  Noble Corp. (b) ....................................    3,700       132,386
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--3.1%
  BJ Services Co. (b) ................................    3,800       136,420
  Cooper Cameron Corp. (b) ...........................    3,000       139,800
  Smith International, Inc. (b) ......................    3,500       145,320
                                                                  -----------
                                                                      421,540
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--2.9%
  Devon Energy Corp. .................................    1,656        94,823
  Pioneer Natural Resources Co. (b) ..................    4,400       140,492
  XTO Energy, Inc. ...................................    5,500       155,650
                                                                  -----------
                                                                      390,965
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.3%
  Valero Energy Corp. ................................    3,800       176,092
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.2%
  Principal Financial Group, Inc. ....................    5,000       165,350
                                                                  -----------
PACKAGED FOODS & MEATS--2.1%
  Campbell Soup Co. ..................................   10,600       284,080
                                                                  -----------
PUBLISHING & PRINTING--1.6%
  Lee Enterprises, Inc. ..............................    1,700        74,205
  New York Times Co. (The) Class A ...................    2,900       138,591
                                                                  -----------
                                                                      212,796
                                                                  -----------

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES


                                                        SHARES       VALUE
                                                        -------   -----------
REGIONAL BANKS--1.8%
  Marshall & Ilsley Corp. ............................    2,000   $    76,500
  TCF Financial Corp. ................................    3,300       169,455
                                                                  -----------
                                                                      245,955
                                                                  -----------
RESTAURANTS--0.7%
  Outback Steakhouse, Inc. ...........................    2,300       101,683
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.9%
  Novellus Systems, Inc. (b) .........................    2,900       121,945
                                                                  -----------
SEMICONDUCTORS--2.1%
  Microchip Technology, Inc. .........................    4,600       153,456
  Xilinx, Inc. (b) ...................................    3,300       127,842
                                                                  -----------
                                                                      281,298
                                                                  -----------
SPECIALTY CHEMICALS--2.5%
  International Flavors & Fragrances, Inc. ...........    9,700       338,724
                                                                  -----------
SYSTEMS SOFTWARE--2.7%
  Computer Associates International, Inc. ............   13,600       371,824
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.8%
  MGIC Investment Corp. ..............................    2,000       113,880
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--1.1%
  Grainger (W.W.), Inc. ..............................    3,100       146,908
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $8,711,960) ................................    10,703,744
                                                                  -----------
FOREIGN COMMON STOCKS--3.3%

PHARMACEUTICALS--1.0%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ...    2,500       141,775
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--1.1%
  ACE Ltd. (Bermuda) .................................    3,500       144,970
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--1.2%
  ASML Holding NV NY Registered Shares
    (Netherlands) (b) ................................    8,100       162,405
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $298,656) ..................................       449,150
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--82.3%
  (Identified cost $9,010,616) ................................    11,152,894
                                                                  -----------


                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         ------   -----------
SHORT-TERM OBLIGATIONS--18.8%
REPURCHASE AGREEMENTS--18.8%
  State Street Bank & Trust Co. repurchase agreement,
    0.85% dated 12/31/03, due 1/2/04, repurchase price
    $2,553,121, collateralized by Freddie Mac 2.13%,
    12/12/05, market value $2,604,586 ................  $ 2,553   $ 2,553,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,553,000) ................................     2,553,000
                                                                  -----------
TOTAL INVESTMENTS--101.1%
  (Identified cost $11,563,616) ...............................    13,705,894(a)
  Other assets and liabilities, net--(1.1)% ...................      (155,609)
                                                                  -----------
NET ASSETS--100.0% ............................................   $13,550,285
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,219,029 and gross depreciation of $115,035 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $11,601,900.
(b) Non-income producing.

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value exclusive of repurchase agreements (Identified cost $9,010,616) ..........             $11,152,894
Repurchase agreements at value (Identified cost $2,553,000)..............................................               2,553,000
Cash ....................................................................................................                     615
Receivables
  Fund shares sold ......................................................................................                  38,098
  Dividends and interest ................................................................................                   8,705
Prepaid expenses ........................................................................................                     148
                                                                                                                      -----------
    Total assets ........................................................................................              13,753,460
                                                                                                                      -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................                 141,636
  Professional fee ......................................................................................                  28,503
  Investment advisory fee ...............................................................................                   5,410
  Financial agent fee ...................................................................................                   3,832
  Trustees' fee .........................................................................................                   2,360
  Administration fee ....................................................................................                     853
Accrued expenses ........................................................................................                  20,581
                                                                                                                      -----------
    Total liabilities ...................................................................................                 203,175
                                                                                                                      -----------
NET ASSETS ..............................................................................................             $13,550,285
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................             $11,487,816
  Accumulated net realized loss .........................................................................                 (79,809)
  Net unrealized appreciation ...........................................................................               2,142,278
                                                                                                                      -----------
NET ASSETS ..............................................................................................             $13,550,285
                                                                                                                      ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................               1,114,565
                                                                                                                      ===========
Net asset value and offering price per share ............................................................                  $12.16
                                                                                                                           ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $   84,402
  Interest ......................................................................................................          17,953
  Foreign taxes withheld ........................................................................................            (139)
                                                                                                                       ----------
    Total investment income .....................................................................................         102,216
                                                                                                                       ----------
EXPENSES
  Investment advisory fee .......................................................................................          83,450
  Financial agent fee ...........................................................................................          42,775
  Administration fee ............................................................................................           7,560
  Custodian .....................................................................................................          27,875
  Professional ..................................................................................................          25,089
  Printing ......................................................................................................          21,198
  Trustees ......................................................................................................           5,931
  Miscellaneous .................................................................................................           9,338
                                                                                                                       ----------
    Total expenses ..............................................................................................         223,216
    Less expenses borne by investment adviser ...................................................................        (115,215)
    Custodian fees paid indirectly ..............................................................................              (6)
                                                                                                                       ----------
    Net expenses ................................................................................................         107,995
                                                                                                                       ----------
NET INVESTMENT LOSS .............................................................................................          (5,779)
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................          52,861
  Net change in unrealized appreciation (depreciation) on investments ...........................................       2,452,061
                                                                                                                       ----------
NET GAIN ON INVESTMENTS .........................................................................................       2,504,922
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $2,499,143
                                                                                                                       ==========

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED      YEAR ENDED
                                                                                                        12/31/03        12/31/02
                                                                                                      -----------      ----------
FROM OPERATIONS
  Net investment income (loss) ...................................................................    $    (5,779)     $   (4,070)
  Net realized gain (loss) .......................................................................         52,861        (132,670)
  Net change in unrealized appreciation (depreciation) ...........................................      2,452,061        (521,094)
                                                                                                      -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................      2,499,143        (657,834)
                                                                                                      -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................             --            (918)
  Net realized short-term gains ..................................................................             --          (5,492)
                                                                                                      -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................             --          (6,410)
                                                                                                      -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (480,583 and 569,087 shares, respectively) .......................      5,129,520       5,702,437
  Net asset value of shares issued from reinvestment of distributions
    (0 and 617 shares, respectively) .............................................................             --           6,410
  Cost of shares repurchased (197,687 and 90,166 shares, respectively) ...........................     (1,965,767)       (909,289)
                                                                                                      -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................      3,163,753       4,799,558
                                                                                                      -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................      5,662,896       4,135,314
NET ASSETS
  Beginning of period ............................................................................      7,887,389       3,752,075
                                                                                                      -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) .......    $13,550,285      $7,887,389
                                                                                                      ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                YEAR ENDED
                                                                                                DECEMBER 31,      FROM INCEPTION
                                                                                            ------------------      10/29/01 TO
                                                                                              2003       2002         12/31/01
                                                                                            -------     ------    --------------
Net asset value, beginning of period ...................................................    $  9.48     $10.66         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .........................................................         --(4)      --(4)          --(4)
  Net realized and unrealized gain (loss) ..............................................       2.68      (1.17)          0.66
                                                                                            -------     ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ...................................................       2.68      (1.17)          0.66
                                                                                            -------     ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income .................................................         --         --(4)          --
  Distributions from net realized gains ................................................         --      (0.01)            --
                                                                                            -------     ------         ------
    TOTAL DISTRIBUTIONS ................................................................         --      (0.01)            --
                                                                                            -------     ------         ------
CHANGE IN NET ASSET VALUE ..............................................................       2.68      (1.18)          0.66
                                                                                            -------     ------         ------
NET ASSET VALUE, END OF PERIOD .........................................................    $ 12.16     $ 9.48         $10.66
                                                                                            -------     ------         ------
Total return ...........................................................................      28.19%    (10.89)%         6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ................................................    $13,550     $7,887         $3,752
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ................................................................       1.10%(5)   1.09%(5)       1.05%(2)
  Net investment income (loss) .........................................................      (0.06)%    (0.07)%         0.16%(2)
Portfolio turnover .....................................................................         42%        47%            12%(3)

(1) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 2.27%, 3.43% and 7.13% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) Amount is less than $0.01.
(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees;  if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks high total return.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: The series was up 26.23%, slightly under-performing the S&P 500(R) Index 1, which was up 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE YEAR?

A: U.S. stocks staged a stunning rally in 2003, ending a three-year losing streak as mounting signs of an economic recovery bolstered expectations for a continued expansion of corporate profits into 2004. Glimmers of an upturn became apparent first in the resilient consumer sector, but quickly spread to include a solid rebound in manufacturing and continued vigorous activity in the housing market. The improving environment culminated in a 30% gain for corporate earnings in the third quarter, the largest year-over-year change in 19 years. Signs of a rebound in Europe, which flirted with recession earlier in the year, and Japan, which spent most of last decade stuck in economic doldrums, also contributed to the positive mood, reinforcing profit expectations for U.S. firms with broad exposure to global markets. As a result, the S&P 500(R) Index finished 2003 up a robust 28.71%, with 12.2% of that gain coming from a strong buying spree in the fourth quarter.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES PERFORMANCE THIS
   PAST YEAR?

A: Much of the underperformance for the year stemmed from our low exposure to the strong performance of small-cap, high-beta and low-quality stocks that dominated the index results in 2003. The largest detractors from performance were the consumer cyclicals and medical. We were underweight in TimeWarner and Yahoo which both performed well. And we were overweight in MedImmune and King Pharmaceuticals, which were down 15% and 9%, respectively.

     The largest contributor to the portfolio's performance this period was stock selection within the capital equipment sector. Goodrich, Paccar, Lockheed Martin and Textron were up 98%, 82%, 14% and 63%, respectively. Stock selection in the energy sector contributed as well, Ashland was up 19% and Marathon Oil was up 47%.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Looking ahead, high productivity and low inflation will likely remain the cornerstones of the economic recovery. For many U.S. corporations, faster economic growth and ongoing cost containment via rapid productivity improvements have been helping to boost earnings, and we do not expect that to change dramatically in 2004. This bright outlook is underpinned by several factors. First, another $75-$90 billion of fiscal stimulus is on tap in 2004, while liquidity flows remain ample for promoting continued economy expansion. Second, an improving labor market, higher wage gains and much-improved household balance sheets bode quite well for consumer spending this year. Third, with final sales still growing briskly and new orders, backlogs and profits on the rise, we expect corporate America to enter a robust inventory-rebuilding cycle in 2004. Fourth, as long as U.S. interest rates remain low relative to other countries', we expect the U.S. dollar to remain weak, which should continue to give U.S. multinationals a strong competitive edge just as leading economic indicators are suggesting a rapid and broad global upturn is under way.

     We believe there is attractive opportunity for the series--and for our growth holdings in particular--as investors gravitate toward higher-quality holdings now selling at very compelling prices. Our value holdings also have room to outperform as they continue to trade at a discount to the market.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                      7/15/97 TO
                                                 1 YEAR     5 YEARS    12/31/03
--------------------------------------------------------------------------------
  Enhanced Index Series                          26.23%     (2.24)%      3.44%
--------------------------------------------------------------------------------
  S&P 500(R) Index 1                             28.71%     (0.57)%      4.42%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 7/15/97 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                         PERIODS ENDING 12/31

               Enhanced Index Series        S&P 500(R) Index 1
7/15/97              $10,000                     $10,000
12/31/97             $10,583                     $10,567
12/31/98             $13,935                     $13,605
12/31/99             $16,563                     $16,481
12/29/00             $14,663                     $14,966
12/31/01             $12,918                     $13,189
12/31/02              $9,859                     $10,274
12/31/03             $12,445                     $13,224

1 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        SHARES      VALUE
                                                       -------   ------------
COMMON STOCKS--98.5%
ADVERTISING--0.1%
  Interpublic Group of Cos., Inc. (The) (b) ..........   9,200   $    143,520
                                                                 ------------
AEROSPACE & DEFENSE--1.3%
  Boeing Co. (The) ...................................   2,100         88,494
  Goodrich Corp. .....................................   8,200        243,458
  Honeywell International, Inc. ......................   9,200        307,556
  Northrop Grumman Corp. .............................   1,500        143,400
  United Technologies Corp. ..........................   6,600        625,482
                                                                 ------------
                                                                    1,408,390
                                                                 ------------
AIR FREIGHT & COURIERS--0.4%
  United Parcel Service, Inc. Class B ................   6,300        469,665
                                                                 ------------
AIRLINES--0.3%
  Southwest Airlines Co. .............................  22,500        363,150
                                                                 ------------
ALUMINUM--0.3%
  Alcoa, Inc. ........................................   8,200        311,600
                                                                 ------------
APPAREL RETAIL--0.4%
  Ross Stores, Inc. ..................................   5,600        148,008
  TJX Cos., Inc. (The) ...............................  14,000        308,700
                                                                 ------------
                                                                      456,708
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
  V. F. Corp. ........................................   4,000        172,960
                                                                 ------------
APPLICATION SOFTWARE--0.2%
  Mercury Interactive Corp. (b) ......................   4,500        218,880
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
  Bank of New York Co., Inc. (The) ...................   4,800        158,976
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.3%
  Dana Corp. .........................................   5,300         97,255
  Delphi Corp. .......................................   7,400         75,554
  Visteon Corp. ......................................  11,900        123,879
                                                                 ------------
                                                                      296,688
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.8%
  Ford Motor Co. .....................................  20,700        331,200
  General Motors Corp. ...............................  10,600        566,040
                                                                 ------------
                                                                      897,240
                                                                 ------------
BIOTECHNOLOGY--1.9%
  Amgen, Inc. (b) ....................................  20,900      1,291,620
  Cephalon, Inc. (b) .................................   5,300        256,573
  Gilead Sciences, Inc. (b) ..........................   5,100        296,514
  MedImmune, Inc. (b) ................................   8,000        203,200
                                                                 ------------
                                                                    2,047,907
                                                                 ------------
BREWERS--0.7%
  Anheuser-Busch Cos., Inc. ..........................  15,500        816,540
                                                                 ------------
BROADCASTING & CABLE TV--1.3%
  Clear Channel Communications, Inc. .................   2,400        112,392
  Comcast Corp. Class A (b) ..........................  22,400        736,288
  Comcast Corp. Special Class A (b) ..................  13,000        406,640
  Westwood One, Inc. (b) .............................   4,800        164,208
                                                                 ------------
                                                                    1,419,528
                                                                 ------------
BUILDING PRODUCTS--0.6%
  American Standard Cos., Inc. (b) ...................   4,100        412,870
  Masco Corp. ........................................  10,800        296,028
                                                                 ------------
                                                                      708,898
                                                                 ------------


                                                        SHARES      VALUE
                                                       -------   ------------
COMMERCIAL PRINTING--0.2%
  Donnelley (R.R.) & Sons Co. ........................   6,500   $    195,975
                                                                 ------------
COMMUNICATIONS EQUIPMENT--3.6%
  ADC Telecommunications, Inc. (b) ...................  30,000         89,100
  Cisco Systems, Inc. (b) ............................  96,700      2,348,843
  Corning, Inc. (b) ..................................  22,800        237,804
  Lucent Technologies, Inc. (b) ......................  65,000        184,600
  Motorola, Inc. .....................................  31,100        437,577
  QUALCOMM, Inc. .....................................  12,800        690,304
                                                                 ------------
                                                                    3,988,228
                                                                 ------------
COMPUTER HARDWARE--3.3%
  Dell, Inc. (b) .....................................  32,600      1,107,096
  Hewlett-Packard Co. ................................  38,500        884,345
  International Business Machines Corp. ..............  16,200      1,501,416
  Sun Microsystems, Inc. (b) .........................  24,200        108,658
                                                                 ------------
                                                                    3,601,515
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.2%
  EMC Corp. (b) ......................................  15,000        193,800
  Network Appliance, Inc. (b) ........................   3,200         65,696
                                                                 ------------
                                                                      259,496
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
  Caterpillar, Inc. ..................................   4,500        373,590
  Deere & Co. ........................................   3,900        253,695
  PACCAR, Inc. .......................................   2,000        170,240
                                                                 ------------
                                                                      797,525
                                                                 ------------
CONSUMER FINANCE--1.4%
  American Express Co. ...............................   6,000        289,380
  MBNA Corp. .........................................  33,300        827,505
  SLM Corp. ..........................................  11,800        444,624
                                                                 ------------
                                                                    1,561,509
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
  Affiliated Computer Services, Inc. Class A (b) .....   3,800        206,948
  Automatic Data Processing, Inc. ....................   2,500         99,025
  Electronic Data Systems Corp. ......................   5,000        122,700
  First Data Corp. ...................................   5,100        209,559
  Fiserv, Inc. (b) ...................................   7,300        288,423
                                                                 ------------
                                                                      926,655
                                                                 ------------
DEPARTMENT STORES--0.7%
  Dillard's, Inc. Class A ............................   7,200        118,512
  May Department Stores Co. (The) ....................   6,000        174,420
  Nordstrom, Inc. ....................................   4,900        168,070
  Sears, Roebuck and Co. .............................   7,500        341,175
                                                                 ------------
                                                                      802,177
                                                                 ------------
DISTRIBUTORS--0.1%
  Genuine Parts Co. ..................................   1,800         59,760
                                                                 ------------
DIVERSIFIED BANKS--4.4%
  Bank of America Corp. ..............................  17,300      1,391,439
  Bank One Corp. .....................................  12,600        574,434
  Comerica, Inc. .....................................   3,900        218,634
  FleetBoston Financial Corp. ........................  15,800        689,670
  U.S. Bancorp .......................................  19,700        586,666
  Wachovia Corp. .....................................  14,700        684,873
  Wells Fargo & Co. ..................................  12,200        718,458
                                                                 ------------
                                                                    4,864,174
                                                                 ------------
DIVERSIFIED CAPITAL MARKETS--0.9%
  J.P. Morgan Chase & Co. ............................  25,700        943,961
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                       -------   ------------
DIVERSIFIED CHEMICALS--1.1%
  Dow Chemical Co. (The) .............................   7,000   $    290,990
  Du Pont (E.I.) de Nemours & Co. ....................  11,000        504,790
  Eastman Chemical Co. ...............................   3,500        138,355
  PPG Industries, Inc. ...............................   5,100        326,502
                                                                 ------------
                                                                    1,260,637
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  Cendant Corp. (b) ..................................  15,000        334,050
                                                                 ------------
ELECTRIC UTILITIES--2.9%
  Ameren Corp. .......................................   2,300        105,800
  American Electric Power Co., Inc. ..................  11,200        341,712
  CenterPoint Energy, Inc. ...........................  16,100        156,009
  Cinergy Corp. ......................................   3,600        139,716
  Consolidated Edison, Inc. ..........................   3,000        129,030
  DTE Energy Co. .....................................   6,000        236,400
  Entergy Corp. ......................................   5,800        331,354
  Exelon Corp. .......................................   3,500        232,260
  FirstEnergy Corp. ..................................   9,500        334,400
  FPL Group, Inc. ....................................   2,700        176,634
  PG&E Corp. (b) .....................................   4,600        127,742
  Pinnacle West Capital Corp. ........................   3,000        120,060
  PPL Corp. ..........................................   5,800        253,750
  Progress Energy, Inc. ..............................   2,900        131,254
  TXU Corp. ..........................................   8,500        201,620
  Xcel Energy, Inc. ..................................  10,500        178,290
                                                                 ------------
                                                                    3,196,031
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
  Cooper Industries Ltd. Class A .....................   4,200        243,306
  Emerson Electric Co. ...............................   3,500        226,625
  Thomas & Betts Corp. (b) ...........................   6,100        139,629
                                                                 ------------
                                                                      609,560
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
  Vishay Intertechnology, Inc. (b) ...................   5,500        125,950
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.4%
  Sanmina-SCI Corp. (b) ..............................  20,000        252,200
  Solectron Corp. (b) ................................  40,100        236,991
                                                                 ------------
                                                                      489,191
                                                                 ------------
ENVIRONMENTAL SERVICES--0.2%
  Waste Management, Inc. .............................   6,000        177,600
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
  Monsanto Co. .......................................   2,800         80,584
                                                                 ------------
FOOD RETAIL--0.6%
  Albertson's, Inc. ..................................   7,800        176,670
  Kroger Co. (The) (b) ...............................   8,200        151,782
  Safeway, Inc. (b) ..................................   4,800        105,168
  SUPERVALU, Inc. ....................................   8,300        237,297
                                                                 ------------
                                                                      670,917
                                                                 ------------
FOREST PRODUCTS--0.2%
  Weyerhaeuser Co. ...................................   2,900        185,600
                                                                 ------------
GAS UTILITIES--0.2%
  Sempra Energy ......................................   6,700        201,402
                                                                 ------------
GENERAL MERCHANDISE STORES--0.4%
  Family Dollar Stores, Inc. .........................   7,200        258,336
  Target Corp. .......................................   6,100        234,240
                                                                 ------------
                                                                      492,576
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.1%
  McKesson Corp. .....................................   1,800         57,888
                                                                 ------------


                                                        SHARES      VALUE
                                                       -------   ------------
HEALTH CARE EQUIPMENT--2.4%
  Applied Biosystems Group - Applera Corp. ...........   4,000   $     82,840
  Baxter International, Inc. .........................   4,200        128,184
  Guidant Corp. ......................................   9,700        583,940
  Medtronic, Inc. ....................................  21,600      1,049,976
  St. Jude Medical, Inc. (b) .........................   4,900        300,615
  Zimmer Holdings, Inc. (b) ..........................   6,600        464,640
                                                                 ------------
                                                                    2,610,195
                                                                 ------------
HEALTH CARE FACILITIES--0.6%
  HCA, Inc. ..........................................   6,300        270,648
  Health Management Associates, Inc. Class A .........  15,600        374,400
                                                                 ------------
                                                                      645,048
                                                                 ------------
HEALTH CARE SERVICES--0.3%
  Caremark Rx, Inc. (b) ..............................  10,200        258,366
  Medco Health Solutions, Inc. (b) ...................   2,508         85,247
                                                                 ------------
                                                                      343,613
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--0.3%
  Electronic Arts, Inc. (b) ..........................   6,000        286,680
                                                                 ------------
HOME IMPROVEMENT RETAIL--2.0%
  Home Depot, Inc. (The) .............................  32,000      1,135,680
  Lowe's Cos., Inc. ..................................  15,600        864,084
  Sherwin-Williams Co. (The) .........................   5,500        191,070
                                                                 ------------
                                                                    2,190,834
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.5%
  Carnival Corp. .....................................  12,700        504,571
  Starwood Hotels & Resorts Worldwide, Inc. ..........   2,600         93,522
                                                                 ------------
                                                                      598,093
                                                                 ------------
HOUSEHOLD APPLIANCES--0.1%
  Whirlpool Corp. ....................................   1,500        108,975
                                                                 ------------
HOUSEHOLD PRODUCTS--2.0%
  Colgate-Palmolive Co. ..............................  11,900        595,595
  Kimberly-Clark Corp. ...............................   3,700        218,633
  Procter & Gamble Co. (The) .........................  13,900      1,388,332
                                                                 ------------
                                                                    2,202,560
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--2.6%
  Wal-Mart Stores, Inc. ..............................  54,300      2,880,615
                                                                 ------------
INDUSTRIAL CONGLOMERATES--4.4%
  3M Co. .............................................   5,800        493,174
  General Electric Co. ............................... 119,600      3,705,208
  Textron, Inc. ......................................   2,800        159,768
  Tyco International Ltd. ............................  19,700        522,050
                                                                 ------------
                                                                    4,880,200
                                                                 ------------
INDUSTRIAL MACHINERY--0.9%
  Danaher Corp. ......................................   6,200        568,850
  Eaton Corp. ........................................   2,600        280,748
  Ingersoll-Rand Co. Class A .........................   1,200         81,456
  Parker Hannifin Corp. ..............................   1,800        107,100
                                                                 ------------
                                                                    1,038,154
                                                                 ------------
INSURANCE BROKERS--0.1%
  Aon Corp. ..........................................   6,500        155,610
                                                                 ------------
INTEGRATED OIL & GAS--4.0%
  ChevronTexaco Corp. ................................  12,200      1,053,958
  ConocoPhillips .....................................   8,800        577,016
  Exxon Mobil Corp. ..................................  62,300      2,554,300
  Marathon Oil Corp. .................................   7,400        244,866
                                                                 ------------
                                                                    4,430,140
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                       -------   ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.9%
  ALLTEL Corp. .......................................   4,100   $    190,978
  AT&T Corp. .........................................   8,080        164,024
  AT&T Wireless Services, Inc. (b) ...................  23,200        185,368
  BellSouth Corp. ....................................  19,300        546,190
  Qwest Communications International, Inc. (b) .......  33,000        142,560
  SBC Communications, Inc. ...........................  30,100        784,707
  Sprint Corp. (FON Group) ...........................  16,000        262,720
  Verizon Communications, Inc. .......................  27,400        961,192
                                                                 ------------
                                                                    3,237,739
                                                                 ------------
INTERNET RETAIL--0.8%
  eBay, Inc. (b) .....................................  14,000        904,260
                                                                 ------------
INTERNET SOFTWARE & SERVICES--0.5%
  Yahoo!, Inc. (b) ...................................  12,500        564,625
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.0%
  Bear Stearns Cos., Inc. (The) ......................     800         63,960
  Goldman Sachs Group, Inc. (The) ....................   5,500        543,015
  Lehman Brothers Holdings, Inc. .....................   3,400        262,548
  Merrill Lynch & Co., Inc. ..........................   8,800        516,120
  Morgan Stanley .....................................  13,600        787,032
                                                                 ------------
                                                                    2,172,675
                                                                 ------------
LIFE & HEALTH INSURANCE--0.7%
  Jefferson-Pilot Corp. ..............................   2,300        116,495
  John Hancock Financial Services, Inc. ..............   5,800        217,500
  MetLife, Inc. ......................................   7,800        262,626
  Prudential Financial, Inc. .........................   3,800        158,726
                                                                 ------------
                                                                      755,347
                                                                 ------------
MANAGED HEALTH CARE--1.5%
  CIGNA Corp. ........................................   5,600        322,000
  UnitedHealth Group, Inc. ...........................  15,000        872,700
  WellPoint Health Networks, Inc. (b) ................   4,600        446,154
                                                                 ------------
                                                                    1,640,854
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley-Davidson, Inc. ..............................   4,400        209,132
                                                                 ------------
MOVIES & ENTERTAINMENT--1.4%
  Time Warner, Inc. (b) ..............................  29,900        537,901
  Viacom, Inc. Class B ...............................  13,200        585,816
  Walt Disney Co. (The) ..............................  17,200        401,276
                                                                 ------------
                                                                    1,524,993
                                                                 ------------
MULTI-LINE INSURANCE--2.1%
  American International Group, Inc. .................  32,400      2,147,472
  Hartford Financial Services Group, Inc. (The) ......   3,000        177,090
                                                                 ------------
                                                                    2,324,562
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--0.2%
  El Paso Corp. ......................................  21,500        176,085
                                                                 ------------
OFFICE ELECTRONICS--0.1%
  Xerox Corp. (b) ....................................   7,500        103,500
                                                                 ------------
OFFICE SERVICES & SUPPLIES--0.1%
  Pitney Bowes, Inc. .................................   2,500        101,550
                                                                 ------------
OIL & GAS DRILLING--0.1%
  Transocean, Inc. (b) ...............................   2,900         69,629
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.3%
  Halliburton Co. ....................................   6,400        166,400
  Schlumberger Ltd. ..................................   2,000        109,440
                                                                 ------------
                                                                      275,840
                                                                 ------------


                                                        SHARES      VALUE
                                                       -------   ------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
  Apache Corp. .......................................   3,100   $    251,410
  Evergreen Resources, Inc. (b) ......................   8,600        279,586
                                                                 ------------
                                                                      530,996
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.2%
  Ashland, Inc. ......................................   4,200        185,052
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.7%
  Citigroup, Inc. ....................................  61,200      2,970,648
                                                                 ------------
PACKAGED FOODS & MEATS--1.2%
  Campbell Soup Co. ..................................  19,800        530,640
  ConAgra Foods, Inc. ................................   5,100        134,589
  Dean Foods Co. (b) .................................   7,100        233,377
  General Mills, Inc. ................................   9,400        425,820
                                                                 ------------
                                                                    1,324,426
                                                                 ------------
PAPER PACKAGING--0.2%
  Temple-Inland, Inc. ................................   3,600        225,612
                                                                 ------------
PAPER PRODUCTS--0.7%
  Georgia-Pacific Corp. ..............................   8,000        245,360
  International Paper Co. ............................   7,200        310,392
  MeadWestvaco Corp. .................................   5,900        175,525
                                                                 ------------
                                                                      731,277
                                                                 ------------
PERSONAL PRODUCTS--0.5%
  Avon Products, Inc. ................................   4,500        303,705
  Gillette Co. (The) .................................   6,200        227,726
                                                                 ------------
                                                                      531,431
                                                                 ------------
PHARMACEUTICALS--7.9%
  Abbott Laboratories ................................   7,600        354,160
  Allergan, Inc. .....................................   1,600        122,896
  Barr Pharmaceuticals, Inc. (b) .....................   4,000        307,800
  Bristol-Myers Squibb Co. ...........................  17,400        497,640
  Forest Laboratories, Inc. (b) ......................   6,000        370,800
  Johnson & Johnson ..................................  29,000      1,498,140
  Lilly (Eli) & Co. ..................................   6,100        429,013
  Merck & Co., Inc. ..................................  18,800        868,560
  Pfizer, Inc. .......................................  95,440      3,371,895
  Schering-Plough Corp. ..............................   6,600        114,774
  Wyeth ..............................................  18,600        789,570
                                                                 ------------
                                                                    8,725,248
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.1%
  Eastman Kodak Co. ..................................   6,000        154,020
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.7%
  Allstate Corp. (The) ...............................   9,100        391,482
  Chubb Corp. (The) ..................................   2,600        177,060
  MBIA, Inc. .........................................   4,000        236,920
  Progressive Corp. (The) ............................   7,000        585,130
  St. Paul Cos., Inc. (The) ..........................   4,400        174,460
  Travelers Property Casualty Corp. Class B ..........  18,000        305,460
                                                                 ------------
                                                                    1,870,512
                                                                 ------------
PUBLISHING & PRINTING--0.3%
  Tribune Co. ........................................   6,700        345,720
                                                                 ------------
RAILROADS--0.6%
  Burlington Northern Santa Fe Corp. .................   5,600        181,160
  CSX Corp. ..........................................   5,000        179,700
  Norfolk Southern Corp. .............................  10,300        243,595
                                                                 ------------
                                                                      604,455
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                       -------   ------------
REGIONAL BANKS--2.2%
  AmSouth Bancorp ....................................   5,600   $    137,200
  BB&T Corp. .........................................   5,200        200,928
  Commerce Bancorp, Inc. .............................   5,200        273,936
  Huntington Bancshares, Inc. ........................   6,300        141,750
  KeyCorp ............................................  11,600        340,112
  National City Corp. ................................   8,900        302,066
  PNC Financial Services Group, Inc. (The) ...........   6,800        372,164
  Regions Financial Corp. ............................   4,800        178,560
  SouthTrust Corp. ...................................   3,500        114,555
  SunTrust Banks, Inc. ...............................   4,200        300,300
  Union Planters Corp. ...............................   3,000         94,470
                                                                 ------------
                                                                    2,456,041
                                                                 ------------
REITS--0.4%
  Equity Office Properties Trust .....................  11,000        315,150
  Equity Residential Properties Trust ................   5,700        168,207
                                                                 ------------
                                                                      483,357
                                                                 ------------
RESTAURANTS--0.3%
  McDonald's Corp. ...................................   9,600        238,368
  Yum! Brands, Inc. (b) ..............................   2,500         86,000
                                                                 ------------
                                                                      324,368
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.5%
  Applied Materials, Inc. (b) ........................  25,300        567,985
                                                                 ------------
SEMICONDUCTORS--3.7%
  Advanced Micro Devices, Inc. (b) ...................   8,500        126,650
  Altera Corp. (b) ...................................  11,100        251,970
  Broadcom Corp. Class A (b) .........................   8,600        293,174
  Intel Corp. ........................................  72,200      2,324,840
  Linear Technology Corp. ............................   8,000        336,560
  Maxim Integrated Products, Inc. ....................   7,600        378,480
  Texas Instruments, Inc. ............................  12,900        379,002
                                                                 ------------
                                                                    4,090,676
                                                                 ------------
SOFT DRINKS--1.3%
  Coca-Cola Co. (The) ................................  18,000        913,500
  Coca-Cola Enterprises, Inc. ........................   3,800         83,106
  PepsiCo, Inc. ......................................  10,200        475,524
                                                                 ------------
                                                                    1,472,130
                                                                 ------------
SPECIALTY CHEMICALS--0.3%
  Lubrizol Corp. (The) ...............................   5,100        165,852
  Rohm and Haas Co. ..................................   4,500        192,195
                                                                 ------------
                                                                      358,047
                                                                 ------------
SPECIALTY STORES--0.3%
  Bed Bath & Beyond, Inc. (b) ........................   8,700        377,145
                                                                 ------------


                                                        SHARES      VALUE
                                                       -------   ------------
STEEL--0.1%
  Worthington Industries, Inc. .......................   5,700   $    102,771
                                                                 ------------
SYSTEMS SOFTWARE--4.2%
  Microsoft Corp. .................................... 118,900      3,274,506
  Oracle Corp. (b) ...................................  46,800        617,760
  Symantec Corp. (b) .................................   9,000        311,850
  VERITAS Software Corp. (b) .........................  11,300        419,908
                                                                 ------------
                                                                    4,624,024
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--1.3%
  Fannie Mae .........................................  15,600      1,170,936
  Washington Mutual, Inc. ............................   7,400        296,888
                                                                 ------------
                                                                    1,467,824
                                                                 ------------
TOBACCO--1.5%
  Altria Group, Inc. .................................  30,000      1,632,600
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
  Nextel Communications, Inc. Class A (b) ............  11,200        314,272
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $98,669,427) ..............................    108,675,756
                                                                 ------------
FOREIGN COMMON STOCKS--0.6%

PROPERTY & CASUALTY INSURANCE--0.4%
  ACE Ltd. (Bermuda) .................................   7,600        314,792
  XL Capital Ltd. Class A (Bermuda) ..................   2,000        155,100
                                                                 ------------
                                                                      469,892
                                                                 ------------
SEMICONDUCTORS--0.2%
  Marvell Technology Group Ltd. (Bermuda) (b) ........   5,900        223,787
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $582,307) .................................        693,679
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--99.1%
  (Identified cost $99,251,734) ..............................    109,369,435
                                                                 ------------
SHORT-TERM OBLIGATIONS--0.9%
MONEY MARKET MUTUAL FUNDS--0.9%
  SSgA Money Market Fund (0.72% seven day
    effective yield) ................................. 920,261        920,261
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $920,261) .................................        920,261
                                                                 ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $100,171,995) .............................    110,289,696(a)
  Other assets and liabilities, net--0.0%                              44,733
                                                                 ------------
NET ASSETS--100.0% ...........................................   $110,334,429
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $17,009,888 and gross depreciation of $8,132,212 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $101,412,020.
(b) Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $100,171,995) ...........................................     $110,289,696
Receivables
  Fund shares sold ......................................................................................          217,480
  Dividends and interest ................................................................................          152,116
Prepaid expenses ........................................................................................            1,384
                                                                                                              ------------
    Total assets ........................................................................................      110,660,676
                                                                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................          207,331
  Investment advisory fee ...............................................................................           42,968
  Professional fee ......................................................................................           28,283
  Printing fee ..........................................................................................           20,076
  Financial agent fee ...................................................................................            8,531
  Administration fee ....................................................................................            6,974
  Trustees' fee .........................................................................................            2,360
Accrued expenses ........................................................................................            9,724
                                                                                                              ------------
    Total liabilities ...................................................................................          326,247
                                                                                                              ------------
NET ASSETS ..............................................................................................     $110,334,429
                                                                                                              ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $130,628,916
  Undistributed net investment income ...................................................................          126,805
  Accumulated net realized loss .........................................................................      (30,538,993)
  Net unrealized appreciation ...........................................................................       10,117,701
                                                                                                              ------------
NET ASSETS ..............................................................................................     $110,334,429
                                                                                                              ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................       10,809,458
                                                                                                              ============
Net asset value and offering price per share ............................................................           $10.21
                                                                                                                    ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $ 1,666,421
  Interest ..............................................................................................           10,384
                                                                                                               -----------
    Total investment income .............................................................................        1,676,805
                                                                                                               -----------
EXPENSES
  Investment advisory fee ...............................................................................          412,645
  Financial agent fee ...................................................................................           94,229
  Administration fee ....................................................................................           70,608
  Custodian .............................................................................................           35,723
  Printing ..............................................................................................           33,657
  Professional ..........................................................................................           18,086
  Trustees ..............................................................................................            5,931
  Miscellaneous .........................................................................................           11,917
                                                                                                               -----------
    Total expenses ......................................................................................          682,796
    Less expenses borne by investment adviser ...........................................................          (86,752)
                                                                                                               -----------
    Net expenses ........................................................................................          596,044
                                                                                                               -----------
NET INVESTMENT INCOME ...................................................................................        1,080,761
                                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................       (6,247,693)
  Net realized loss on futures contracts ................................................................         (213,478)
  Net change in unrealized appreciation (depreciation) on investments ...................................       27,261,052
                                                                                                               -----------
NET GAIN ON INVESTMENTS .................................................................................       20,799,881
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $21,880,642
                                                                                                               ===========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                        12/31/03         12/31/02
                                                                                                      ------------     ------------
FROM OPERATIONS
  Net investment income (loss) .....................................................................  $  1,080,761     $    860,866
  Net realized gain (loss) .........................................................................    (6,461,171)     (14,499,980)
  Net change in unrealized appreciation (depreciation) .............................................    27,261,052      (12,371,803)
                                                                                                      ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................    21,880,642      (26,010,917)
                                                                                                      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............................................................................    (1,038,693)        (865,183)
                                                                                                      ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................................    (1,038,693)        (865,183)
                                                                                                      ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,876,714 and 3,390,402 shares, respectively) .....................    34,440,351       31,856,784
  Net asset value of shares issued from reinvestment of distributions (111,579 and 97,959 shares,
    respectively) ..................................................................................     1,038,693          865,183
  Cost of shares repurchased (3,330,657 and 3,092,001 shares, respectively) ........................   (28,964,646)     (28,361,225)
                                                                                                      ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................     6,514,398        4,360,742
                                                                                                      ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................    27,356,347      (22,515,358)
NET ASSETS
  Beginning of period ..............................................................................    82,978,082      105,493,440
                                                                                                      ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $126,805 AND $99,343,
    RESPECTIVELY) ..................................................................................  $110,334,429     $ 82,978,082
                                                                                                      ============     ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                              YEAR ENDED DECEMBER 31,
                                                                               -------------------------------------------------
                                                                                2003       2002      2001(3)     2000      1999
                                                                               ------     ------    ------      ------    ------
Net asset value, beginning of period ....................................      $ 8.17     $10.81    $12.44      $14.64    $13.08
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................................        0.10       0.08      0.09        0.11      0.12
  Net realized and unrealized gain (loss) ...............................        2.04      (2.63)    (1.57)      (1.75)     2.33
                                                                               ------     ------    ------      ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ....................................        2.14      (2.55)    (1.48)      (1.64)     2.45
                                                                               ------     ------    ------      ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................       (0.10)     (0.09)    (0.08)      (0.11)    (0.12)
  Distributions from net realized gains .................................          --         --     (0.07)      (0.45)    (0.77)
                                                                               ------     ------    ------      ------    ------
    TOTAL DISTRIBUTIONS .................................................       (0.10)     (0.09)    (0.15)      (0.56)    (0.89)
                                                                               ------     ------    ------      ------    ------
CHANGE IN NET ASSET VALUE ...............................................        2.04      (2.64)    (1.63)      (2.20)     1.56
                                                                               ------     ------    ------      ------    ------
NET ASSET VALUE, END OF PERIOD ..........................................      $10.21     $ 8.17    $10.81      $12.44    $14.64
                                                                               ======     ======    ======      ======    ======
Total return ............................................................       26.23%    (23.68)%  (11.90)%    (11.47)%   18.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................................    $110,334    $82,978  $105,493    $115,625  $131,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ................................................        0.65%      0.63%(2)  0.55%(2)    0.55%     0.55%
  Net investment income .................................................        1.18%      0.91%     0.80%       0.80%     0.95%
Portfolio turnover ......................................................          52%        44%       40%         63%       45%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.74%,  0.73%,  0.70%,  0.69% and 0.75% for the periods ended December 31, 2003,  2002, 2001, 2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required,  effective  January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing  premium on debt securities.  There was no effect to net investment  income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The portfolio seeks long-term capital growth.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended December 31, 2003, the fund returned 26.06%, underperforming its benchmark, the Russell 1000(R) Index 1, which gained 29.89% and the S&P 500(R) Index 2, which gained 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: U.S. equities emerged from their worst bear market since the Great Depression. Driving the continued upturn in the markets is mounting evidence that the economy and corporate profits are improving. Corporate profits, in particular, have been bouncing back very significantly. We expect free cash flow for U.S. corporations to reach a record in 2003. This gives companies the wherewithal to increase their business investment, hire more employees, and pay out more dividends. Moreover, the fundamentals are brightened by an investor-friendly tax cut on dividends and capital gains, and a low inflation rate that's likely to increase only moderately.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Among the largest detractors from performance were overweights in select technology stocks. The big growth winners in 2003 were less-proven, lower-quality companies, many of which, in our analysis, may face problems going forward. Our discipline led us to the other side of the spectrum, emphasizing high-quality companies in a range of industries. Not surprisingly, the portfolio benefited most from its pro-cyclical holdings. Stock selection was strong in certain areas, most notably in energy. Energy companies ConocoPhillips and Occidental Petroleum also fared well. Additionally, Nortel Networks, Lowes and Intel were among the fund's notable contributors for the year.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: The increasingly positive economic environment, coupled with outperformance by value during 2000-2002, has reduced the value opportunity. The big value themes that we saw in recent years have largely been realized, and no other major themes have emerged yet. Our response has been to limit sector risk by diversifying even more than usual, as the value opportunity has become more spread out among the sectors.

     We believe that the current opportunity for growth investing is compelling, and we are confident that the growth portion of the portfolio continues to be well positioned for a potential upswing in equity prices. For example, we have maintained positions in stable, high-quality growth stocks, focusing on the factors that have proved relatively trustworthy gauges of a company's ability to sustain exceptional growth over the long-term, such as an emphasis on research and development, experienced management and strong balance sheets.

     As always, we will continue to use our bottom-up growth and value stock research to take advantage of the opportunities in the current environment and build an attractive portfolio with strong growth potential at attractive prices.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                      INCEPTION
                                                                     10/29/01 TO
                                                          1 YEAR       12/31/03
--------------------------------------------------------------------------------
  Growth + Value Series                                    26.06%        0.51%
--------------------------------------------------------------------------------
  Russell 1000(R) Index 1                                  29.89%        4.00%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%        3.19%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/29/01 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

            Growth + Value Series   Russell 1000(R) Index 1   S&P 500(R) Index 2
10/29/01          $10,000                  $10,000                 $10,000
12/31/01          $10,703                  $10,701                 $10,677
12/31/02          $ 8,020                  $ 8,384                 $ 8,317
12/31/03          $10,110                  $10,890                 $10,705

1 The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   ----------
COMMON STOCKS--92.5%
BIOTECHNOLOGY--2.3%
  Amgen, Inc. (b) ....................................    3,500   $  216,300
                                                                  ----------
BROADCASTING & CABLE TV--3.1%
  Comcast Corp. Special Class A (b) ..................    9,215      288,245
                                                                  ----------
COMMUNICATIONS EQUIPMENT--2.5%
  Cisco Systems, Inc. (b) ............................    7,900      191,891
  Tellabs, Inc. (b) ..................................    4,800       40,464
                                                                  ----------
                                                                     232,355
                                                                  ----------
COMPUTER HARDWARE--5.2%
  Dell, Inc. (b) .....................................    8,400      285,264
  Hewlett-Packard Co. ................................    8,800      202,136
                                                                  ----------
                                                                     487,400
                                                                  ----------
CONSUMER FINANCE--2.5%
  MBNA Corp. .........................................    9,350      232,348
                                                                  ----------
DEPARTMENT STORES--1.5%
  Federated Department Stores, Inc. ..................      700       32,991
  Kohl's Corp. (b) ...................................    1,000       44,940
  Sears, Roebuck and Co. .............................    1,400       63,686
                                                                  ----------
                                                                     141,617
                                                                  ----------
DIVERSIFIED BANKS--3.3%
  Bank of America Corp. ..............................    2,000      160,860
  FleetBoston Financial Corp. ........................    1,300       56,745
  Wachovia Corp. .....................................    1,900       88,521
                                                                  ----------
                                                                     306,126
                                                                  ----------
DIVERSIFIED CHEMICALS--0.6%
  Du Pont (E.I.) de Nemours & Co. ....................    1,300       59,657
                                                                  ----------
DRUG RETAIL--0.9%
  Walgreen Co. .......................................    2,400       87,312
                                                                  ----------
ELECTRIC UTILITIES--2.5%
  American Electric Power Co., Inc. ..................    3,100       94,581
  Entergy Corp. ......................................    1,400       79,982
  PPL Corp. ..........................................    1,400       61,250
                                                                  ----------
                                                                     235,813
                                                                  ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
  Cooper Industries Ltd. Class A .....................    1,100       63,723
                                                                  ----------
ELECTRONIC MANUFACTURING SERVICES--1.0%
  Solectron Corp. (b) ................................   15,400       91,014
                                                                  ----------
FOOD RETAIL--1.5%
  Kroger Co. (The) (b) ...............................    2,500       46,275
  Safeway, Inc. (b) ..................................    4,100       89,831
                                                                  ----------
                                                                     136,106
                                                                  ----------
GAS UTILITIES--0.7%
  Sempra Energy ......................................    2,100       63,126
                                                                  ----------
HEALTH CARE EQUIPMENT--1.6%
  Medtronic, Inc. ....................................    3,100      150,691
                                                                  ----------
HOME ENTERTAINMENT SOFTWARE--1.6%
  Electronic Arts, Inc. (b) ..........................    3,100      148,118
                                                                  ----------
HOME IMPROVEMENT RETAIL--1.6%
  Lowe's Cos., Inc. ..................................    2,700      149,553
                                                                  ----------


                                                         SHARES      VALUE
                                                        -------   ----------
HOUSEHOLD APPLIANCES--1.2%
  Whirlpool Corp. ....................................    1,500   $  108,975
                                                                  ----------
HOUSEHOLD PRODUCTS--0.5%
  Procter & Gamble Co. (The) .........................      500       49,940
                                                                  ----------
HYPERMARKETS & SUPER CENTERS--2.4%
  Wal-Mart Stores, Inc. ..............................    4,300      228,115
                                                                  ----------
INDUSTRIAL CONGLOMERATES--4.3%
  General Electric Co. ...............................    8,850      274,173
  Textron, Inc. ......................................    2,300      131,238
                                                                  ----------
                                                                     405,411
                                                                  ----------
INDUSTRIAL MACHINERY--0.5%
  Eaton Corp. ........................................      400       43,192
                                                                  ----------
INTEGRATED OIL & GAS--2.9%
  ConocoPhillips .....................................    2,520      165,236
  Occidental Petroleum Corp. .........................    2,400      101,376
                                                                  ----------
                                                                     266,612
                                                                  ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
  Sprint Corp. (FON Group) ...........................    3,400       55,828
                                                                  ----------
INTERNET RETAIL--1.5%
  eBay, Inc. (b) .....................................    2,200      142,098
                                                                  ----------
INTERNET SOFTWARE & SERVICES--0.4%
  Yahoo!, Inc. (b) ...................................      900       40,653
                                                                  ----------
INVESTMENT BANKING & BROKERAGE--3.7%
  Goldman Sachs Group, Inc. (The) ....................    1,800      177,714
  Lehman Brothers Holdings, Inc. .....................    1,000       77,220
  Merrill Lynch & Co., Inc. ..........................      700       41,055
  Morgan Stanley .....................................      800       46,296
                                                                  ----------
                                                                     342,285
                                                                  ----------
LIFE & HEALTH INSURANCE--1.3%
  MetLife, Inc. ......................................    3,500      117,845
                                                                  ----------
MANAGED HEALTH CARE--1.9%
  UnitedHealth Group, Inc. ...........................    3,000      174,540
                                                                  ----------
MOVIES & ENTERTAINMENT--1.9%
  Viacom, Inc. Class B ...............................    4,100      181,958
                                                                  ----------
MULTI-LINE INSURANCE--2.0%
  American International Group, Inc. .................    2,800      185,584
                                                                  ----------
MULTI-UTILITIES & UNREGULATED POWER--0.6%
  Constellation Energy Group, Inc. ...................    1,500       58,740
                                                                  ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.5%
  Valero Energy Corp. ................................    1,000       46,340
                                                                  ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
  Citigroup, Inc. ....................................    7,200      349,488
                                                                  ----------
PAPER PACKAGING--0.4%
  Smurfit-Stone Container Corp. (b) ..................    2,000       37,140
                                                                  ----------
PAPER PRODUCTS--0.8%
  MeadWestvaco Corp. .................................    2,500       74,375
                                                                  ----------
PHARMACEUTICALS--5.4%
  Johnson & Johnson ..................................      800       41,328
  Pfizer, Inc. .......................................   11,040      390,043
  Wyeth ..............................................    1,700       72,165
                                                                  ----------
                                                                     503,536
                                                                  ----------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


                                                         SHARES      VALUE
                                                        -------   ----------
PROPERTY & CASUALTY INSURANCE--4.1%
  Allstate Corp. (The) ...............................    1,700   $   73,134
  Chubb Corp. (The) ..................................    1,800      122,580
  Progressive Corp. (The) ............................    1,200      100,308
  Travelers Property Casualty Corp. Class A (b) ......    5,200       87,256
                                                                  ----------
                                                                     383,278
                                                                  ----------
RAILROADS--3.5%
  Burlington Northern Santa Fe Corp. .................    3,600      116,460
  CSX Corp. ..........................................    2,600       93,444
  Norfolk Southern Corp. .............................    4,800      113,520
                                                                  ----------
                                                                     323,424
                                                                  ----------
REGIONAL BANKS--1.2%
  National City Corp. ................................    3,400      115,396
                                                                  ----------
SEMICONDUCTORS--3.4%
  Intel Corp. ........................................    7,000      225,400
  Maxim Integrated Products, Inc. ....................    1,900       94,620
                                                                  ----------
                                                                     320,020
                                                                  ----------
SOFT DRINKS--0.6%
  PepsiCo, Inc. ......................................    1,300       60,606
                                                                  ----------
SPECIALTY STORES--0.5%
  Bed Bath & Beyond, Inc. (b) ........................    1,100       47,685
                                                                  ----------
SYSTEMS SOFTWARE--4.1%
  Microsoft Corp. ....................................   10,400      286,416
  VERITAS Software Corp. (b) .........................    2,500       92,900
                                                                  ----------
                                                                     379,316
                                                                  ----------
TECHNOLOGY DISTRIBUTORS--0.1%
  Tech Data Corp. (b) ................................      300       11,907
                                                                  ----------
THRIFTS & MORTGAGE FINANCE--4.5%
  Fannie Mae .........................................    3,500      262,710
  Golden West Financial Corp. ........................    1,000      103,190
  Washington Mutual, Inc. ............................    1,400       56,168
                                                                  ----------
                                                                     422,068
                                                                  ----------
TOBACCO--0.5%
  Altria Group, Inc. .................................      850       46,257
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  Sprint Corp. (PCS Group) (b) .......................    5,900       33,158
                                                                  ----------
TOTAL COMMON STOCKS
  (Identified cost $7,562,472) ................................    8,645,274
                                                                  ----------


                                                         SHARES      VALUE
                                                        -------   ----------
FOREIGN COMMON STOCKS--4.1%
AUTO PARTS & EQUIPMENT--1.2%
  Magna International, Inc. Class A (Canada) .........    1,400   $  112,070
                                                                  ----------
COMMUNICATIONS EQUIPMENT--0.6%
  Nortel Networks Corp. (Canada) (b) .................   13,600       57,528
                                                                  ----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
  Flextronics International Ltd. (Singapore) (b) .....    5,400       80,136
                                                                  ----------
PHARMACEUTICALS--1.4%
  GlaxoSmithKline plc ADR (United Kingdom) ...........    2,800      130,536
                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $283,450) ..................................      380,270
                                                                  ----------
TOTAL LONG TERM INVESTMENTS--96.6%
  (Identified cost $7,845,922) ................................    9,025,544
                                                                  ----------
SHORT-TERM OBLIGATIONS--3.1%
MONEY MARKET MUTUAL FUNDS--3.1%
  SSgA Money Market Fund (0.72% seven day
    effective yield) .................................  291,860      291,860
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $291,860) ..................................      291,860
                                                                  ----------
TOTAL INVESTMENTS--99.7%
  (Identified cost $8,137,782) ................................    9,317,404(a)
  Other assets and liabilities, net--0.3% .....................       28,498
                                                                  ----------
NET ASSETS--100.0% ............................................   $9,345,902
                                                                  ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,351,457 and gross depreciation of $176,475 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $8,142,422.
(b) Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $8,137,782) .............................................     $9,317,404
Receivables
  Fund shares sold ......................................................................................         63,059
  Dividends and interest ................................................................................         12,009
  Receivable from adviser ...............................................................................          6,373
Prepaid expenses ........................................................................................             98
                                                                                                              ----------
    Total assets ........................................................................................      9,398,943
                                                                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................          1,172
  Professional fee ......................................................................................         29,787
  Printing fee ..........................................................................................         11,819
  Financial agent fee ...................................................................................          3,639
  Trustees' fee .........................................................................................          2,360
  Administration fee ....................................................................................            583
Accrued expenses ........................................................................................          3,681
                                                                                                              ----------
    Total liabilities ...................................................................................         53,041
                                                                                                              ----------
NET ASSETS ..............................................................................................     $9,345,902
                                                                                                              ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $8,943,353
  Accumulated net realized loss .........................................................................       (777,073)
  Net unrealized appreciation ...........................................................................      1,179,622
                                                                                                              ----------
NET ASSETS ..............................................................................................     $9,345,902
                                                                                                              ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        933,312
                                                                                                              ==========
Net asset value and offering price per share ............................................................         $10.01
                                                                                                              ==========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................     $  106,804
  Interest ..............................................................................................          2,034
  Foreign taxes withheld ................................................................................           (462)
                                                                                                              ----------
    Total investment income .............................................................................        108,376
                                                                                                              ----------
EXPENSES
  Investment advisory fee ...............................................................................         57,247
  Financial agent fee ...................................................................................         40,835
  Administration fee ....................................................................................          5,186
  Professional ..........................................................................................         27,189
  Printing ..............................................................................................         19,769
  Custodian .............................................................................................         13,139
  Trustees ..............................................................................................          5,931
  Miscellaneous .........................................................................................          9,214
                                                                                                              ----------
    Total expenses ......................................................................................        178,510
    Less expenses borne by investment adviser ...........................................................       (104,425)
                                                                                                              ----------
    Net expenses ........................................................................................         74,085
                                                                                                              ----------
NET INVESTMENT INCOME ...................................................................................         34,291
                                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................       (232,521)
  Net change in unrealized appreciation (depreciation) on investments ...................................      1,794,570
                                                                                                              ----------
NET GAIN ON INVESTMENTS .................................................................................      1,562,049
                                                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................     $1,596,340
                                                                                                              ==========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED       YEAR ENDED
                                                                                                     12/31/03         12/31/02
                                                                                                   -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................................................   $    34,291      $    24,044
  Net realized gain (loss) .....................................................................      (232,521)        (543,609)
  Net change in unrealized appreciation (depreciation) .........................................     1,794,570         (797,607)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................     1,596,340       (1,317,172)
                                                                                                   -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................       (34,113)         (24,032)
                                                                                                   -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................       (34,113)         (24,032)
                                                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (502,028 and 400,415 shares, respectively) .....................     4,523,307        3,666,149
  Net asset value of shares issued from reinvestment of distributions (3,419 and 3,028 shares,
    respectively) ..............................................................................        34,113           24,032
  Cost of shares repurchased (208,821 and 113,479 shares, respectively) ........................    (1,850,189)        (979,382)
                                                                                                   -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................     2,707,231        2,710,799
                                                                                                   -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................     4,269,458        1,369,595
NET ASSETS
  Beginning of period ..........................................................................     5,076,444        3,706,849
                                                                                                   -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $12, RESPECTIVELY) ....   $ 9,345,902      $ 5,076,444
                                                                                                   ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,       FROM INCEPTION
                                                                                             -----------------       10/29/01 TO
                                                                                              2003       2002          12/31/01
                                                                                             ------     ------     --------------
Net asset value, beginning of period .....................................................   $ 7.97     $10.69          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........................................................     0.04       0.04            0.01
  Net realized and unrealized gain (loss) ................................................     2.04      (2.72)           0.69
                                                                                             ------     ------          ------
    TOTAL FROM INVESTMENT OPERATIONS .....................................................     2.08      (2.68)           0.70
                                                                                             ------     ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................................    (0.04)     (0.04)          (0.01)
                                                                                             ------     ------          ------
    TOTAL DISTRIBUTIONS ..................................................................    (0.04)     (0.04)          (0.01)
                                                                                             ------     ------          ------
CHANGE IN NET ASSET VALUE ................................................................     2.04      (2.72)           0.69
                                                                                             ------     ------          ------
NET ASSET VALUE, END OF PERIOD ...........................................................   $10.01     $ 7.97          $10.69
                                                                                             ======     ======          ======
Total return .............................................................................    26.06%    (25.06)%          7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..................................................   $9,346     $5,076          $3,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..................................................................     1.10%      1.08%           1.05%(2)
  Net investment income ..................................................................     0.51%      0.53%           0.80%(2)
Portfolio turnover .......................................................................       28%        25%              1%(3)

(1) If the investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 2.65%, 3.76% and 7.93% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


A DISCUSSION WITH THE SERIES' SENIOR PORTFOLIO MANAGER, MICHAEL SCHATT AND PORTFOLIO MANAGER, GEOFFREY P. DYBAS, CFA


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is capital appreciation and income with approximately equal emphasis. The series may be appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the values of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series did well against its benchmark. The series returned 38.27%. For the same period, the series' benchmark index, the NAREIT Total Return Equity Index 1 returned 37.14%. These comparisons are based on a net of expenses series performance versus a gross number for the benchmark. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PHOENIX-
                                                                                                                DUFF & PHELPS
                                             PHOENIX-                                                            REAL ESTATE
                                           DUFF & PHELPS            NAREIT                LIPPER PEER         SECURITIES SERIES
                                            REAL ESTATE       TOTAL RETURN EQUITY           GROUP**          LIPPER PEER GROUP**
                                         SECURITIES SERIES           INDEX                  AVERAGE              PERCENTILE
--------------------------------------------------------------------------------------------------------------------------------
  One Year Performance*                       38.27%                 37.14%                  34.30%                6.00%
--------------------------------------------------------------------------------------------------------------------------------
  Three Year Annualized Performance*          18.22%                 17.50%                  12.72%                1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Five Year Annualized Performance*           17.75%                 14.35%                  11.62%                1.00%
--------------------------------------------------------------------------------------------------------------------------------

     The series ended the period with favorable one-year, three-year, and five-year track records as noted in the table.

*  Periods ended December 31, 2003.

** Lipper Real Estate Funds. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Percentile reflects the percentage ranking of Phoenix Duff & Phelps Real Estate Securities Series as compared to the Lipper Peer Group of Variable Real Estate Funds.


Q: WHAT FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE DURING THIS 12-MONTH PERIOD?

A: Diversification and longer lease duration continued to help us outperform our benchmark. Among the larger property sectors, we were overweight in regional malls and shopping centers and underweight in office and apartments. Both of the retail sectors noted offer longer lease duration, rely on the strength of the consumer as opposed to the corporate customer, and have an opportunity to capitalize on more interest expense savings. All of these themes were sound and were rewarded this past year.

     We believe that consistency is the key to long-term superior performance. The same team has been managing the fund for over six years and has maintained the same philosophy, style, process and discipline throughout this time.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE REIT MARKET?

A: Over the long-term, approximately two thirds of the performance in the NAREIT Total Return Equity Index has been derived from income. We expect that to continue in the future. The NAREIT Total Return Equity Index dividend yield at December 31, 2003 was 5.52%. We anticipate this yield combined with mid-single digit earnings growth in 2004 will lead us to mid-upper single digit performance.

     As always the additional benefit of REITs in a diversified investment portfolio is risk reduction, as measured by a low correlation with other investment classes and a lower standard deviation. Investors continue to recognize this core attribute as they add income to their portfolios.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


     The NAREIT Total Return Equity Index 1 has performed well versus the S&P 500(R) Index 2, Russell 2000(R) Index 3 and NASDAQ Total Return Equity Index 4 for 1, 3-, 5-, and 10-year periods while maintaining a lower 10-year standard deviation as illustrated in the table below.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             10-YEAR STANDARD
                                                   ONE YEAR*     THREE YEAR*     FIVE YEAR*     TEN YEAR*        DEVIATION
-----------------------------------------------------------------------------------------------------------------------------
  NAREIT Total Return Equity Index
  Benchmark 1                                        37.14%         17.50%          14.35%       12.05%           11.84%
-----------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index 2                                 28.71%         (4.04%)         (0.57%)      11.10%           15.79%
-----------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index 3                            47.25%          6.27%           7.13%        9.47%           19.66%
-----------------------------------------------------------------------------------------------------------------------------
  NASDAQ Composite Index 4                           50.01%         (6.76%)         (1.80%)       9.93%           28.69%
-----------------------------------------------------------------------------------------------------------------------------

*Periods ended December 31, 2003.

     From an inception date of May 1, 1995 through December 31, 2003, the series returned 15.21% versus a benchmark return of 13.62% for the same period.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                      5/1/95 TO
                                                1 YEAR      5 YEAR     12/31/03
--------------------------------------------------------------------------------
  Real Estate Securities Series                  38.27%     17.75%       15.21%
--------------------------------------------------------------------------------
  NAREIT Total Return Equity Index 1             37.14%     14.35%       13.62%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                             28.71%     (0.57)%      11.18%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 5/1/95 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                 Real Estate         NAREIT Total Return
              Securities Series         Equity Index 1        S&P 500(R) Index 2
5/1/95             $10,000                 $10,000                  $10,000
12/29/95           $11,779                 $11,548                  $12,184
12/31/96           $15,677                 $15,618                  $15,017
12/31/97           $19,134                 $18,787                  $20,029
12/31/98           $15,079                 $15,499                  $25,789
12/31/99           $15,799                 $14,783                  $31,239
12/29/00           $20,661                 $18,680                  $28,369
12/31/01           $22,028                 $21,283                  $25,000
12/31/02           $24,690                 $22,094                  $19,475
12/31/03           $34,137                 $30,300                  $25,067


1 The NAREIT  (National  Association  of Real Estate  Investment  Trusts)  Total
  Return Equity Index measures the total return performance of real estate investment trusts.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested and is provided for general comparative purposes.

4 The NASDAQ Composite Index is a broad-based capitalization weighted index of all NASDAQ National Markets and Small Cap stocks and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--95.8%
REAL ESTATE INVESTMENT TRUSTS--95.8%
DIVERSIFIED--7.2%
  iStar Financial, Inc. ..............................   66,239   $ 2,576,697
  Vornado Realty Trust ...............................   67,289     3,684,073
                                                                  -----------
                                                                    6,260,770
                                                                  -----------
HEALTH CARE--3.2%
  Health Care Property Investors, Inc. ...............   19,257       978,255
  Health Care REIT, Inc. .............................   11,366       409,176
  Healthcare Realty Trust, Inc. ......................   39,537     1,413,448
                                                                  -----------
                                                                    2,800,879
                                                                  -----------
INDUSTRIAL/OFFICE--27.1%
INDUSTRIAL--9.3%
  CenterPoint Properties Trust .......................   57,841     4,332,291
  Keystone Property Trust ............................   16,168       357,151
  ProLogis ...........................................  107,354     3,444,990
                                                                  -----------
                                                                    8,134,432
                                                                  -----------
MIXED--0.9%
  Duke Realty Corp. ..................................   26,470       820,570

OFFICE--16.9%
  Alexandria Real Estate Equities, Inc. ..............   40,966     2,371,931
  Arden Realty, Inc. .................................   27,163       824,125
  Boston Properties, Inc. ............................   67,880     3,271,137
  Corporate Office Properties Trust ..................  131,072     2,752,512
  Equity Office Properties Trust .....................   24,624       705,478
  Mack-Cali Realty Corp. .............................    5,254       218,672
  Maguire Properties, Inc. ...........................   55,019     1,336,962
  SL Green Realty Corp. ..............................   78,902     3,238,927
                                                                  -----------
                                                                   14,719,744
                                                                  -----------
TOTAL INDUSTRIAL/OFFICE .......................................    23,674,746
                                                                  -----------
LODGING/RESORTS--3.0%
  Hospitality Properties Trust .......................   21,967       906,798
  Host Marriott Corp. (b) ............................  138,926     1,711,568
                                                                  -----------
                                                                    2,618,366
                                                                  -----------
RESIDENTIAL--12.1%
APARTMENTS--12.1%
  Archstone-Smith Trust ..............................   68,436     1,914,839
  Camden Property Trust ..............................   32,134     1,423,536
  Equity Residential .................................   63,519     1,874,446
  Essex Property Trust, Inc. .........................   21,371     1,372,446
  Home Properties, Inc. ..............................   30,729     1,241,144
  Town & Country Trust ...............................   29,870       757,204
  United Dominion Realty Trust, Inc. .................  103,639     1,989,869
                                                                  -----------
TOTAL RESIDENTIAL .............................................    10,573,484
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
RETAIL--41.3%
FREE STANDING--0.8%
  Realty Income Corp. ................................   17,690   $   707,600

REGIONAL MALLS--20.2%
  CBL & Associates Properties, Inc. ..................   75,721     4,278,236
  General Growth Properties, Inc. ....................  196,275     5,446,631
  Macerich Co. (The) .................................   83,675     3,723,538
  Simon Property Group, Inc. .........................   90,021     4,171,573
                                                                  -----------
                                                                   17,619,978
                                                                  -----------
SHOPPING CENTERS--20.3%
  Chelsea Property Group, Inc. .......................  104,265     5,714,765
  Developers Diversified Realty Corp. ................  126,335     4,241,066
  Pan Pacific Retail Properties, Inc. ................   73,454     3,500,083
  Tanger Factory Outlet Centers, Inc. ................   41,165     1,675,415
  Weingarten Realty Investors ........................   59,782     2,651,332
                                                                  -----------
                                                                   17,782,661
                                                                  -----------
TOTAL RETAIL ..................................................    36,110,239
                                                                  -----------
SELF STORAGE--1.9%
  Public Storage, Inc. ...............................   15,918       690,682
  Shurgard Storage Centers, Inc. Class A .............   26,358       992,379
                                                                  -----------
                                                                    1,683,061
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--95.8%
  (Identified cost $60,093,356) ...............................    83,721,545
                                                                  -----------


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)
                                           -----------   ------
SHORT-TERM OBLIGATIONS--4.0%
FEDERAL AGENCY SECURITIES--2.0%
  FHLB Discount Note 0.75%, 1/2/04 ...................   $1,790     1,789,963
COMMERCIAL PAPER--2.0%
  ABSC Capital Corp. 1.12%, 1/12/04 ......      A-1       1,710     1,709,415
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,499,378) ................................     3,499,378
                                                                  -----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $63,592,734) ...............................    87,220,923(a)
  Other assets and liabilities, net--0.2% .....................       154,603
                                                                  -----------
NET ASSETS--100.0% ............................................   $87,375,526
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,641,618 and gross depreciation of $81,233 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $63,660,538.
(b) Non-income producing.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $63,592,734) ............................................      $87,220,923
Cash ....................................................................................................            1,662
Receivables
  Dividends and interest ................................................................................          369,415
  Fund shares sold ......................................................................................          174,414
Prepaid expenses ........................................................................................            1,061
                                                                                                               -----------
    Total assets ........................................................................................       87,767,475
                                                                                                               -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................          268,226
  Investment advisory fee ...............................................................................           54,563
  Professional fee ......................................................................................           28,183
  Printing fee ..........................................................................................           21,489
  Financial agent fee ...................................................................................            7,444
  Administration fee ....................................................................................            5,602
  Trustees' fee .........................................................................................            2,360
Accrued expenses ........................................................................................            4,082
                                                                                                               -----------
    Total liabilities ...................................................................................          391,949
                                                                                                               -----------
NET ASSETS ..............................................................................................      $87,375,526
                                                                                                               ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $63,012,024
  Undistributed net investment income ...................................................................          116,555
  Accumulated net realized gain .........................................................................          618,758
  Net unrealized appreciation ...........................................................................       23,628,189
                                                                                                               -----------
NET ASSETS ..............................................................................................      $87,375,526
                                                                                                               ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        3,998,877
                                                                                                               ===========
Net asset value and offering price per share ............................................................           $21.85
                                                                                                                    ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $ 3,016,697
  Interest ..............................................................................................           35,562
                                                                                                               -----------
    Total investment income .............................................................................        3,052,259
                                                                                                               -----------
EXPENSES
  Investment advisory fee ...............................................................................          524,642
  Financial agent fee ...................................................................................           80,929
  Administration fee ....................................................................................           53,863
  Printing ..............................................................................................           35,273
  Professional ..........................................................................................           17,819
  Custodian .............................................................................................           16,507
  Trustees ..............................................................................................            5,931
  Miscellaneous .........................................................................................           11,047
                                                                                                               -----------
    Total expenses ......................................................................................          746,011
    Custodian fees paid indirectly ......................................................................               (2)
                                                                                                               -----------
    Net expenses ........................................................................................          746,009
                                                                                                               -----------
NET INVESTMENT INCOME ...................................................................................        2,306,250
                                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................        2,782,166
  Net change in unrealized appreciation (depreciation) on investments ...................................       17,984,154
                                                                                                               -----------
NET GAIN ON INVESTMENTS .................................................................................       20,766,320
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $23,072,570
                                                                                                               ===========

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                          12/31/03       12/31/02
                                                                                                        ------------   ------------
FROM OPERATIONS
  Net investment income (loss) .....................................................................    $  2,306,250   $  2,052,975
  Net realized gain (loss) .........................................................................       2,782,166      1,545,677
  Net change in unrealized appreciation (depreciation) .............................................      17,984,154      1,444,444
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................      23,072,570      5,043,096
                                                                                                        ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............................................................................      (2,399,499)    (2,051,903)
  Net realized long-term gains .....................................................................      (2,496,381)      (349,550)
                                                                                                        ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................................      (4,895,880)    (2,401,453)
                                                                                                        ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,554,242 and 2,653,627  shares,  respectively) ...................      46,884,341     44,246,123
Net asset value of shares issued from reinvestment of distributions (240,731 and
    141,035 shares, respectively) ..................................................................       4,895,880      2,401,453
  Cost of shares repurchased (2,562,054 and 1,672,433 shares, respectively) ........................     (46,033,776)   (27,342,947)
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................       5,746,445     19,304,629
                                                                                                        ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................      23,923,135     21,946,272
NET ASSETS
  Beginning of period ..............................................................................      63,452,391     41,506,119
                                                                                                        ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $116,555 AND $193,564,
    RESPECTIVELY) ..................................................................................    $ 87,375,526   $ 63,452,391
                                                                                                        ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------------------
                                                                     2003       2002          2001           2000         1999
                                                                    ------     ------        ------         ------       ------
Net asset value, beginning of period ...........................    $16.85     $15.70        $15.33         $12.21       $12.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................      0.64       0.63(3)       0.62           0.63         0.65
  Net realized and unrealized gain (loss) ......................      5.67       1.26          0.37           3.07        (0.09)
                                                                    ------     ------        ------         ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................      6.31       1.89          0.99           3.70         0.56
                                                                    ------     ------        ------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................     (0.66)     (0.65)        (0.62)         (0.58)       (0.63)
  Distributions from net realized gains ........................     (0.65)     (0.09)           --             --           --
                                                                    ------     ------        ------         ------       ------
    TOTAL DISTRIBUTIONS ........................................     (1.31)     (0.74)        (0.62)         (0.58)       (0.63)
                                                                    ------     ------        ------         ------       ------
CHANGE IN NET ASSET VALUE ......................................      5.00       1.15          0.37           3.12        (0.07)
                                                                    ------     ------        ------         ------       ------
NET ASSET VALUE, END OF PERIOD .................................    $21.85     $16.85        $15.70         $15.33       $12.21
                                                                    ======     ======        ======         ======       ======
Total return ...................................................     38.27%     12.08%         6.62%         30.78%        4.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........................   $87,376    $63,452       $41,506        $34,815      $27,350
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ...........................................      1.07%(2)   1.09%(1)(2)   1.00%(1)(2)    1.00%(1)     1.00%(1)
  Net investment income ........................................      4.72%      3.96%         4.21%          4.63%        5.06%
Portfolio turnover .............................................        27%        27%           37%            26%          28%

(1) If the  investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average net assets  would have been 1.12%,  1.16%,  1.32% and 1.31% for the periods  ended  December  31,  2002,  2001,  2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Per share income from investment  operations may vary from anticipated  results  depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is intermediate and long-term capital appreciation, with income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 26.49%. For the same period, the S&P 500(R)/Barra Growth Index 1 returned 25.68% and the S&P 500(R) Index 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower that the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL YEAR?

A: Although all the indices were up nicely in 2003, it was an unusual year in that the lower quality stocks and small cap stocks far outperformed traditional quality large cap stocks. For example, in the S&P 500(R) Index the smallest 20% of companies in the Index returned, on average, approximately 47%. This compares to an average return of 22% for the largest 20% of companies in the Index. Further, the 20% of companies in the S&P 500(R) Index with a beta above 1.35, had an average return of over 50%. This pattern of less risk aversion by the market is typical of the early stages of a recovery, as improving economic conditions lessen the risk of company failures.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Last year, positive performance came primarily from industries most exposed to improving economic conditions. For the series, that meant some of our best performing stocks came from industries such as retail and semiconductors. Specifically, retailers Lowes, Staples and Best Buy were positive performers. In semiconductors, Applied Materials, Intel and Texas Instruments contributed positive returns. Additionally, two biotechnology companies added superior performance, Amgen and Genentech.

     One sector that did not contribute positively was the financial sector. Our worst performer was Freddie Mac after the company announced major accounting and management changes. Additionally, our two bank holdings, Wells Fargo and Comerica, underperformed their peer group.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Recent data show that a broad economic recovery is underway. The U.S. reported 8.2% GDP growth in the calendar third quarter of 2003. With the recovery taking hold, so too is a return to growth in corporate profits. In fact, the latest consensus estimate for corporate profit growth in the fourth quarter of 2003 is in excess of 22%. Further, we think current estimates for 2004 profit growth are still too low. As we would expect, the best performing stocks this past year are those most sensitive to improving economic conditions. This list would include small cap stocks, lower quality stocks and even stocks with no current earnings. We expect that next year the market will broaden out and large cap, higher quality stocks, those most typical to the series, should begin to outperform.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The S&P 500(R)/Barra Growth Index is a measure of total return performance of companies with lower book-to-price ratios.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  Capital Growth Series                          26.49%      (7.88)%       4.56%
--------------------------------------------------------------------------------
  S&P 500(R)/Barra Growth Index 1                25.68%      (3.48)%      11.12%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                             28.71%      (0.57)%      11.10%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                                   S&P 500(R)/Barra
          Capital Growth Series      Growth Index 1          S&P 500(R) Index 2
12/31/93        $10,000                  $10,000                   $10,000
12/30/94        $10,148                  $10,314                   $10,132
12/29/95        $13,278                  $14,246                   $13,933
12/31/96        $14,948                  $17,661                   $17,172
12/31/97        $18,099                  $24,113                   $22,903
12/31/98        $23,530                  $34,278                   $29,489
12/31/99        $30,512                  $43,962                   $35,721
12/29/00        $25,089                  $34,255                   $32,440
12/31/01        $16,415                  $29,894                   $28,587
12/31/02        $12,343                  $22,843                   $22,270
12/31/03        $15,612                  $28,708                   $28,664


1 The S&P 500(R)/Barra Growth Index is a measure of total return performance of companies with lower book-to-price ratios.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        SHARES      VALUE
                                                       --------  -----------
COMMON STOCKS--96.9%
AIR FREIGHT & COURIERS--2.7%
  United Parcel Service, Inc. Class B ...............   226,100  $ 16,855,755
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--3.1%
  State Street Corp. ................................   371,000    19,321,680
                                                                 ------------
BIOTECHNOLOGY--5.4%
  Amgen, Inc. (b) ...................................   453,600    28,032,480
  Genentech, Inc. (b) ...............................    67,290     6,296,325
                                                                 ------------
                                                                   34,328,805
                                                                 ------------
BROADCASTING & CABLE TV--2.8%
  EchoStar Communications Corp. Class A (b) .........   344,000    11,696,000
  Univision Communications, Inc. Class A (b) ........   157,450     6,249,190
                                                                 ------------
                                                                   17,945,190
                                                                 ------------
COMMUNICATIONS EQUIPMENT--7.2%
  Cisco Systems, Inc. (b) ........................... 1,306,520    31,735,371
  Motorola, Inc. ....................................   446,000     6,275,220
  QUALCOMM, Inc. ....................................   133,000     7,172,690
                                                                 ------------
                                                                   45,183,281
                                                                 ------------
COMPUTER HARDWARE--5.9%
  Dell, Inc. (b) ....................................   373,000    12,667,080
  Hewlett-Packard Co. ............................... 1,085,000    24,922,450
                                                                 ------------
                                                                   37,589,530
                                                                 ------------
CONSUMER FINANCE--8.4%
  American Express Co. ..............................   389,310    18,776,421
  MBNA Corp. ........................................   601,500    14,947,275
  SLM Corp. .........................................   512,400    19,307,232
                                                                 ------------
                                                                   53,030,928
                                                                 ------------
DIVERSIFIED BANKS--5.0%
  Comerica, Inc. ....................................   240,000    13,454,400
  Wells Fargo & Co. .................................   313,000    18,432,570
                                                                 ------------
                                                                   31,886,970
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--1.0%
  Apollo Group, Inc. Class A (b) ....................    91,000     6,188,000
                                                                 ------------
FOOD DISTRIBUTORS--3.8%
  Sysco Corp. .......................................   642,000    23,901,660
                                                                 ------------
HEALTH CARE EQUIPMENT--3.9%
  Medtronic, Inc. ...................................   510,920    24,835,821
                                                                 ------------
HOME IMPROVEMENT RETAIL--2.2%
  Lowe's Cos., Inc. .................................   250,900    13,897,351
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--2.0%
  Carnival Corp. ....................................   318,000    12,634,140
                                                                 ------------
HOUSEHOLD PRODUCTS--2.3%
  Colgate-Palmolive Co. .............................   285,900    14,309,295
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--2.6%
  Wal-Mart Stores, Inc. .............................   313,250    16,617,913
                                                                 ------------
INSURANCE BROKERS--2.1%
  Marsh & McLennan Cos., Inc. .......................   276,000    13,217,640
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.9%
  Harley-Davidson, Inc. .............................   119,000     5,656,070
                                                                 ------------


                                                        SHARES      VALUE
                                                       --------  -----------
MOVIES & ENTERTAINMENT--3.4%
  Fox Entertainment Group, Inc. Class A (b) .........   485,300  $ 14,146,495
  Viacom, Inc. Class B ..............................   161,079     7,148,686
                                                                 ------------
                                                                   21,295,181
                                                                 ------------
PHARMACEUTICALS--10.3%
  Forest Laboratories, Inc. (b) .....................   262,000    16,191,600
  Johnson & Johnson .................................   233,520    12,063,643
  Pfizer, Inc. ......................................   741,807    26,208,042
  Wyeth .............................................   257,000    10,909,650
                                                                 ------------
                                                                   65,372,935
                                                                 ------------
PUBLISHING & PRINTING--1.0%
  Tribune Co. .......................................   128,000     6,604,800
                                                                 ------------
RESTAURANTS--1.1%
  Starbucks Corp. (b) ...............................   205,000     6,777,300
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.7%
  Applied Materials, Inc. (b) .......................   199,000     4,467,550
                                                                 ------------
SEMICONDUCTORS--3.8%
  Intel Corp. .......................................   555,030    17,871,966
  Texas Instruments, Inc. ...........................   206,620     6,070,496
                                                                 ------------
                                                                   23,942,462
                                                                 ------------
SOFT DRINKS--3.3%
  PepsiCo, Inc. .....................................   447,000    20,839,140
                                                                 ------------
SPECIALTY STORES--2.7%
  Staples, Inc. (b) .................................   619,000    16,898,700
                                                                 ------------
SYSTEMS SOFTWARE--7.2%
  Microsoft Corp. ...................................   871,000    23,987,340
  Oracle Corp. (b) .................................. 1,647,270    21,743,964
                                                                 ------------
                                                                   45,731,304
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--2.1%
  Fannie Mae ........................................   176,000    13,210,560
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $496,950,146) ..............................   612,539,961
                                                                 ------------
FOREIGN COMMON STOCKS--1.1%
PHARMACEUTICALS--1.1%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ..   120,000     6,805,200
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $5,418,710) ................................     6,805,200
                                                                 ------------

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)       VALUE
                                          -----------    ------  ------------

AGENCY NON MORTGAGE-BACKED SECURITIES--0.8%
  Fannie Mae 1.03%, 7/26/04 .............     AAA        $2,500  $  2,497,510
  Fannie Mae 1.54%, 12/24/04 ............     AAA         2,500     2,500,723
                                                                 ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $5,000,000) ................................     4,998,233
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
  (Identified cost $507,368,856) ..............................   624,343,394
                                                                 ------------
SHORT-TERM OBLIGATIONS--1.3%
FEDERAL AGENCY SECURITIES--0.8%
  FHLB Discount Note 0.75%, 1/2/04 ..................     4,845     4,844,899
                                                                 ------------
COMMERCIAL PAPER--0.5%
  ASBC Capital Corp. 1.12%, 1/12/04 .....     A-1         3,365     3,363,848
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $8,208,747) ................................     8,208,747
                                                                 ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $515,577,603) ..............................   632,552,141(a)
  Other assets and liabilities, net--(0.1)% ...................      (527,581)
                                                                 ------------
NET ASSETS--100.0% ............................................  $632,024,560
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $122,848,504 and gross depreciation of $6,080,618 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $515,784,255.
(b) Non-income producing.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $515,577,603) ...........................................     $ 632,552,141
Cash ....................................................................................................             3,692
Receivables
  Dividends and interest ................................................................................           767,296
  Fund shares sold ......................................................................................           149,413
Prepaid expenses ........................................................................................             8,996
                                                                                                              -------------
    Total assets ........................................................................................       633,481,538
                                                                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................           909,967
  Investment advisory fee ...............................................................................           347,572
  Printing fee ..........................................................................................            74,460
  Administration fee ....................................................................................            40,518
  Financial agent fee ...................................................................................            35,178
  Trustees' fee .........................................................................................             2,360
Accrued expenses ........................................................................................            46,923
                                                                                                              -------------
    Total liabilities ...................................................................................         1,456,978
                                                                                                              -------------
NET ASSETS ..............................................................................................     $ 632,024,560
                                                                                                              =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $ 899,108,542
  Undistributed net investment income ...................................................................           416,400
  Accumulated net realized loss .........................................................................      (384,474,920)
  Net unrealized appreciation ...........................................................................       116,974,538
                                                                                                              -------------
NET ASSETS ..............................................................................................     $ 632,024,560
                                                                                                              =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        46,164,954
                                                                                                              =============
Net asset value and offering price per share ............................................................            $13.69
                                                                                                                     ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................     $  5,169,619
  Interest ..............................................................................................          264,315
  Foreign taxes withheld ................................................................................           (5,074)
                                                                                                              ------------
    Total investment income .............................................................................        5,428,860
                                                                                                              ------------
EXPENSES
  Investment advisory fee ...............................................................................        3,919,356
  Financial agent fee ...................................................................................          408,864
  Administration fee ....................................................................................          454,859
  Printing ..............................................................................................           95,504
  Custodian .............................................................................................           71,408
  Professional ..........................................................................................           24,942
  Trustees ..............................................................................................            5,931
  Miscellaneous .........................................................................................           23,333
                                                                                                              ------------
    Total expenses ......................................................................................        5,004,197
    Custodian fees paid indirectly ......................................................................             (212)
                                                                                                              ------------
    Net expenses ........................................................................................        5,003,985
                                                                                                              ------------
NET INVESTMENT INCOME ...................................................................................          424,875
                                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................       (6,155,044)
  Net change in unrealized appreciation (depreciation) on investments ...................................      144,496,915
                                                                                                              ------------
NET GAIN ON INVESTMENTS .................................................................................      138,341,871
                                                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................     $138,766,746
                                                                                                              ============

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED        YEAR ENDED
                                                                                                    12/31/03          12/31/02
                                                                                                  ------------     -------------
FROM OPERATIONS
  Net investment income (loss) ..............................................................     $    424,875     $     576,571
  Net realized gain (loss) ..................................................................       (6,155,044)      (72,968,748)
  Net change in unrealized appreciation (depreciation) ......................................      144,496,915      (149,660,502)
                                                                                                  ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................      138,766,746      (222,052,679)
                                                                                                  ------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................................................................         (585,046)               --
                                                                                                  ------------     -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTION TO SHAREHOLDERS ..................................         (585,046)               --
                                                                                                  ------------     -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,857,720 and 6,094,031 shares, respectively) ..............       58,591,021        74,997,170
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (0 and 2,949,789 shares, respectively) (See Note 11) ....................................               --        39,773,479
  Net asset value of shares issued from reinvestment of distributions (53,745 and
    0 shares, respectively) .................................................................          585,046                --
  Cost of shares repurchased (11,452,453 and 21,400,063 shares, respectively) ...............     (136,409,251)     (259,210,763)
                                                                                                  ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................      (77,233,184)     (144,440,114)
                                                                                                  ------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................................       60,948,516      (366,492,793)
NET ASSETS
  Beginning of period .......................................................................      571,076,044       937,568,837
                                                                                                  ------------     -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $416,400 AND
    $576,571, RESPECTIVELY) .................................................................     $632,024,560     $ 571,076,044
                                                                                                  ============     =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                        2003         2002        2001(2)         2000         1999
                                                                       ------       ------       -------        ------       ------
Net asset value, beginning of period ...............................   $10.84       $14.41       $22.49         $28.57       $23.93
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................     0.01         0.01           --(1)          --(1)      0.03
  Net realized and unrealized gain (loss) ..........................     2.85        (3.58)       (7.72)         (4.91)        6.97
                                                                       ------       ------       ------         ------       ------
    Total from investment operations ...............................     2.86        (3.57)       (7.72)         (4.91)        7.00
                                                                       ------       ------       ------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................    (0.01)          --        (0.01)            --(1)     (0.06)
  Distributions from net realized gains ............................       --           --        (0.35)         (1.17)       (2.31)
                                                                       ------       ------       ------         ------       ------
    TOTAL DISTRIBUTIONS ............................................    (0.01)          --        (0.36)         (1.17)       (2.37)
                                                                       ------       ------       ------         ------       ------
  Capital contribution from Adviser ................................       --           --           --             --         0.01
                                                                       ------       ------       ------         ------       ------
CHANGE IN NET ASSET VALUE ..........................................     2.85        (3.57)       (8.08)         (6.08)        4.64
                                                                       ------       ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD .....................................   $13.69       $10.84       $14.41         $22.49       $28.57
                                                                       ======       ======       ======         ======       ======
Total return .......................................................    26.49%      (24.81)%     (34.57)%       (17.77)%      29.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............................. $632,025     $571,076     $937,569     $1,680,036   $2,269,090
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ...............................................     0.85%(3)     0.75%(3)     0.72%(3)       0.68%        0.68%
  Net investment income ............................................     0.07%        0.08%        0.01%          0.03%        0.11%
Portfolio turnover .................................................       41%         115%          58%            82%         106%

(1) Amount is less than $0.01.
(2) As required,  effective  January 1, 2001,  the Fund adopted the  provisions of AICPA Audit and  Accounting  Guide for Investment
    Companies  and began  amortizing  premium on debt  securities.  There was no effect to net  investment  income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.
(3) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is long-term growth of capital. Investors should note that the series may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat. Investors should note that the risks of investing in small-company and mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 46.42%. For the same period, the Russell 2000(R) Growth Index 1 returned 48.54% and the S&P 500(R) Index, 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU  CHARACTERIZE THE MARKET  ENVIRONMENT  DURING THE RECENT FISCAL
   YEAR?

A: 2003 was a great year for the stock market in general and for small cap stocks in particular. The Russell 2000(R) Growth Index increased nearly 50%, an excellent return by nearly any measure. After a bear market that lasted nearly three years, the overall economy is categorically showing signs of accelerating. After much fiscal stimulus, historical low interest rates and tax cuts, the economy is responding. The economy is estimated to have increased over 8% in the third quarter, clearly the fastest growth rate since 1983. Despite a strengthening economy, inflation remains constrained at 2.1%. As the economy continues to gain momentum, small-cap companies are frequently able to produce better earnings growth than larger companies.

     Small growth companies typically build infrastructures to support larger sales bases. When the economy starts to grow again these companies are in a better position to leverage their fixed cost base and produce rapid earnings growth. All other things being equal, better relative earnings growth is a powerful motivator for investors to favor small cap stocks.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Generally, the small-cap product benefited from the rebound in the economy. During the year we invested in cyclical names, such as semiconductor companies, that we believed would experience earnings growth and rising return on equity. And, on the whole, that thesis played out well.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We continue to believe small-cap stocks are poised to continue to perform well. The economy is beginning to pick up steam, inflation appears subdued, and we believe valuation on small caps are reasonable compared to large caps, especially when you consider the growth advantage small companies currently have. Moreover, structural changes caused by the Internet bubble bursting have created a more productive environment for investors, as more management teams are focused on the metrics that create true shareholder value over time.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies.The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                     INCEPTION
                                                                     8/15/00 TO
                                                          1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Small & Mid-Cap Growth Series                            46.42%      (12.05)%
--------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 1                           48.54%       (7.08)%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       (6.77)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation more or less the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

           Small & Mid-Cap Growth   Russell 2000(R) Growth
                   Series                   Index 1          S&P 500(R) Index 2
8/15/00           $10,000                   $10,000                 $10,000
12/29/00           $8,482                    $8,299                  $8,930
12/31/01           $6,216                    $7,534                  $7,870
12/31/02           $4,426                    $5,254                  $6,131
12/31/03           $6,480                    $7,804                  $7,891


1 The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies.The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--93.3%
AIR FREIGHT & COURIERS--0.7%
  Expeditors International of Washington, Inc. .......      600   $    22,596
  Pacer International, Inc. (b) ......................    6,400       129,408
                                                                  -----------
                                                                      152,004
                                                                  -----------
APPAREL RETAIL--2.1%
  Mothers Work, Inc. (b) .............................    8,000       195,200
  Urban Outfitters, Inc. (b) .........................    6,800       251,940
                                                                  -----------
                                                                      447,140
                                                                  -----------
APPLICATION SOFTWARE--0.7%
  BEA Systems, Inc. (b) ..............................   10,100       124,230
  Open Solutions, Inc. (b) ...........................    1,400        24,598
                                                                  -----------
                                                                      148,828
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--5.7%
  Gabelli Asset Management, Inc. Class A .............   19,875       791,025
  Janus Capital Group, Inc. ..........................   25,370       416,322
                                                                  -----------
                                                                    1,207,347
                                                                  -----------
BIOTECHNOLOGY--4.1%
  Abgenix, Inc. (b) ..................................   10,900       135,814
  ICOS Corp. (b) .....................................    4,900       202,272
  Myogen, Inc. (b) ...................................    4,300        61,490
  Nabi Biopharmaceuticals (b) ........................    4,500        57,195
  NPS Pharmaceuticals, Inc. (b) ......................   10,400       319,696
  Telik, Inc. (b) ....................................    4,100        94,341
                                                                  -----------
                                                                      870,808
                                                                  -----------
CASINOS & GAMING--2.3%
  Scientific Games Corp. Class A (b) .................   29,500       501,795
                                                                  -----------
COMMUNICATIONS EQUIPMENT--3.1%
  Advanced Fibre Communications, Inc. (b) ............    6,500       130,975
  SafeNet, Inc. (b) ..................................   17,400       535,398
                                                                  -----------
                                                                      666,373
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
  Intrado, Inc. (b) ..................................    4,800       105,360
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--10.3%
  Corporate Executive Board Co. (The) (b) ............   14,610       681,849
  Corrections Corporation of America (b) .............   16,500       475,695
  Tetra Tech, Inc. (b) ...............................   30,300       753,258
  Universal Technical Institute, Inc. (b) ............    2,600        78,000
  Viad Corp. .........................................    8,300       207,500
                                                                  -----------
                                                                    2,196,302
                                                                  -----------
GENERAL MERCHANDISE STORES--0.4%
  99 Cents Only Stores (b) ...........................    2,900        78,967
                                                                  -----------
HEALTH CARE DISTRIBUTORS--3.4%
  Omnicare, Inc. .....................................   17,925       723,991
                                                                  -----------
HEALTH CARE EQUIPMENT--6.3%
  Cyberonics, Inc. (b) ...............................    4,400       140,844
  INAMED Corp. (b) ...................................   13,300       639,198
  Nektar Therapeutics (b) ............................   41,200       560,732
                                                                  -----------
                                                                    1,340,774
                                                                  -----------
HEALTH CARE SERVICES--2.3%
  Advisory Board Co. (The) (b) .......................   13,900       485,249
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
INTERNET SOFTWARE & SERVICES--9.5%
  Autobytel, Inc. (b) ................................   21,300   $   193,404
  Digital Insight Corp. (b) ..........................   26,000       647,400
  Digitas, Inc. (b) ..................................   17,300       161,236
  Ipass, Inc. (b) ....................................    4,400        70,532
  j2 Global Communications, Inc. (b) .................   13,600       336,872
  United Online, Inc. (b) ............................   29,350       492,786
  Websense, Inc. (b) .................................    4,100       119,884
                                                                  -----------
                                                                    2,022,114
                                                                  -----------
IT CONSULTING & OTHER SERVICES--1.0%
  ManTech International Corp. Class A (b) ............    8,700       217,065
                                                                  -----------
LEISURE PRODUCTS--4.2%
  MarineMax, Inc. (b) ................................    9,400       182,642
  Marvel Enterprises, Inc. (b) .......................   14,300       416,273
  Polaris Industries, Inc. ...........................    3,400       301,172
                                                                  -----------
                                                                      900,087
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--4.4%
  Evergreen Resources, Inc. (b) ......................   17,800       578,678
  Ultra Petroleum Corp. (b) ..........................   14,300       352,066
                                                                  -----------
                                                                      930,744
                                                                  -----------
PHARMACEUTICALS--7.7%
  Bradley Pharmaceuticals, Inc. (b) ..................    3,900        99,177
  Medicines Co. (The) (b) ............................   19,510       574,764
  Pain Therapeutics, Inc. (b) ........................   16,900       117,455
  Sepracor, Inc. (b) .................................   36,100       863,873
                                                                  -----------
                                                                    1,655,269
                                                                  -----------
RESTAURANTS--2.9%
  Cheesecake Factory, Inc. (The) (b) .................   14,287       629,057
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--1.9%
  Cymer, Inc. (b) ....................................    8,700       401,853
                                                                  -----------
SEMICONDUCTORS--12.3%
  Artisan Components, Inc. (b) .......................   29,000       594,500
  Integrated Circuit Systems, Inc. (b) ...............   16,600       472,934
  International Rectifier Corp. (b) ..................    7,000       345,870
  Intersil Corp. Class A .............................   20,700       514,395
  Micrel, Inc. (b) ...................................   19,955       310,899
  ON Semiconductor Corp. (b) .........................   28,400       183,180
  Semtech Corp. (b) ..................................    8,600       195,478
                                                                  -----------
                                                                    2,617,256
                                                                  -----------
SPECIALTY STORES--3.9%
  Advance Auto Parts, Inc. (b) .......................    3,470       282,458
  Cost Plus, Inc. (b) ................................   13,700       561,700
                                                                  -----------
                                                                      844,158
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.7%
  SYNNEX Corp. (b) ...................................   11,500       158,240
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--2.4%
  Federal Agricultural Mortgage Corp. Class C (b) ....   16,235       518,871
                                                                  -----------
TRUCKING--0.5%
  Quality Distribution, Inc. (b) .....................    5,650       110,457
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $14,700,588) ...............................    19,930,109
                                                                  -----------

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

                                                         SHARES      VALUE
                                                        -------   -----------
FOREIGN COMMON STOCKS--5.0%
ASSET MANAGEMENT & CUSTODY BANKS--2.4%
  Stewart (W.P.) & Co. Ltd. (Bermuda) ................   23,500   $   505,955
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.7%
  ebookers plc ADR (United Kingdom) (b) ..............   10,300       150,895
                                                                  -----------
SEMICONDUCTORS--1.9%
  O2Micro International Ltd. (United States) (b) .....   18,400       412,160
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $874,356) ..................................     1,069,010
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.3%
  (Identified cost $15,574,944) ...............................    20,999,119
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   -----------
SHORT-TERM OBLIGATIONS--1.8%
FEDERAL AGENCY SECURITIES--1.8%
  FHLB Discount Note 0.75%, 1/7/04 ...................     $370   $   369,954
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $369,954) ..................................       369,954
                                                                  -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $15,944,898) ...............................    21,369,073(a)
  Other assets and liabilities, net--(0.1)% ...................       (14,687)
                                                                  -----------
NET ASSETS--100.0% ............................................   $21,354,386
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,038,047 and gross depreciation of $717,685 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $16,048,711.
(b) Non-income producing.

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $15,944,898) ............................................     $21,369,073
Cash ....................................................................................................         159,794
Receivables
  Investment securities sold ............................................................................         342,959
  Fund shares sold ......................................................................................          16,940
  Dividends .............................................................................................             774
Prepaid expenses ........................................................................................             229
                                                                                                              -----------
    Total assets ........................................................................................      21,889,769
                                                                                                              -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................         360,219
  Fund shares repurchased ...............................................................................         111,447
  Professional fee ......................................................................................          29,187
  Investment advisory fee ...............................................................................           8,126
  Financial agent fee ...................................................................................           4,367
  Trustees' fee .........................................................................................           2,360
  Administration fee ....................................................................................           1,454
Accrued expenses ........................................................................................          18,223
                                                                                                              -----------
    Total liabilities ...................................................................................         535,383
                                                                                                              -----------
NET ASSETS ..............................................................................................     $21,354,386
                                                                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $23,349,741
  Accumulated net realized loss .........................................................................      (7,419,530)
  Net unrealized appreciation ...........................................................................       5,424,175
                                                                                                              -----------
NET ASSETS ..............................................................................................     $21,354,386
                                                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................       3,296,862
                                                                                                              ===========
Net asset value and offering price per share ............................................................           $6.48
                                                                                                                    =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $   33,232
  Interest ..............................................................................................          10,547
                                                                                                               ----------
    Total investment income .............................................................................          43,779
                                                                                                               ----------
EXPENSES
  Investment advisory fee ...............................................................................         142,434
  Financial agent fee ...................................................................................          46,630
  Administration fee ....................................................................................          12,186
  Printing ..............................................................................................          24,404
  Professional ..........................................................................................          21,263
  Custodian .............................................................................................          11,385
  Trustees ..............................................................................................           5,931
  Miscellaneous .........................................................................................           9,405
                                                                                                               ----------
    Total expenses ......................................................................................         273,638
    Less expenses borne by investment adviser ...........................................................         (75,811)
    Less custodian fees paid indirectly .................................................................              (2)
                                                                                                               ----------
    Net expenses ........................................................................................         197,825
                                                                                                               ----------
NET INVESTMENT LOSS .....................................................................................        (154,046)
                                                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................        (718,619)
  Net change in unrealized appreciation (depreciation) on investments ...................................       6,765,522
                                                                                                               ----------
NET GAIN ON INVESTMENTS .................................................................................       6,046,903
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $5,892,857
                                                                                                               ==========

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED      YEAR ENDED
                                                                                                         12/31/03        12/31/02
                                                                                                       -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ..................................................................      $  (154,046)     $  (111,548)
  Net realized gain (loss) ......................................................................         (718,619)      (4,130,418)
  Net change in unrealized appreciation (depreciation) ..........................................        6,765,522           62,238
                                                                                                       -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................        5,892,857       (4,179,728)
                                                                                                       -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,504,734 and 1,423,821 shares, respectively) ..................       13,904,839        7,265,575
  Cost of shares repurchased (1,685,221 and 1,113,474 shares, respectively) .....................       (9,402,353)      (5,591,337)
                                                                                                       -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................        4,502,486        1,674,238
                                                                                                       -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................       10,395,343       (2,505,490)
NET ASSETS
  Beginning of period ...........................................................................       10,959,043       13,464,533
                                                                                                       -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) ......      $21,354,386      $10,959,043
                                                                                                       ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       YEAR ENDED DECEMBER 31,       FROM INCEPTION
                                                                                 ---------------------------------     8/15/00 TO
                                                                                  2003         2002          2001       12/31/00
                                                                                 ------       ------        ------       ------
Net asset value, beginning of period ........................................    $ 4.42       $ 6.21        $ 8.48       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................................     (0.05)(6)    (0.05)(6)     (0.04)(6)     0.01
  Net realized and unrealized gain (loss) ...................................      2.11        (1.74)        (2.23)       (1.53)
                                                                                 ------       ------        ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ........................................      2.06        (1.79)        (2.27)       (1.52)
                                                                                 ------       ------        ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................................        --           --            --(4)        --
                                                                                 ------       ------        ------       ------
    TOTAL DISTRIBUTIONS .....................................................        --           --            --           --
                                                                                 ------       ------        ------       ------
CHANGE IN NET ASSET VALUE ...................................................      2.06        (1.79)        (2.27)       (1.52)
                                                                                 ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD ..............................................    $ 6.48       $ 4.42        $ 6.21       $ 8.48
                                                                                 ======       ======        ======       ======
Total return ................................................................     46.42%      (28.80)%      (26.72)%     (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................................   $21,354      $10,959       $13,465       $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ....................................................      1.25%(5)     1.23%(5)      1.15%(5)     1.15%(1)
  Net investment income (loss) ..............................................     (0.97)%      (0.99)%       (0.55)%       0.21%(1)
Portfolio turnover ..........................................................        49%          65%           31%          21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 1.73%, 2.22%, 2.13% and 3.93% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) Amount is less than $0.01.
(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MONTHLY YIELD COMPARISON

               Money Market Series 1         IBC Report First Tier 2
1/03                   0.93%                          0.68%
2/03                   0.84%                          0.63%
3/03                   0.82%                          0.59%
4/03                   0.77%                          0.56%
5/03                   0.77%                          0.54%
6/03                   0.66%                          0.49%
7/03                   0.55%                          0.41%
8/03                   0.53%                          0.38%
9/03                   0.58%                          0.38%
10/03                  0.56%                          0.39%
11/03                  0.55%                          0.39%
12/03                  0.63%                          0.40%


1 The chart  illustrates  the period from  January 1, 2003 to December 31, 2003.
  The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the series will be able to maintain a stable Net Asset Value at $10.00 per share.

2 Average  monthly  yield of First Tier Money  Market Funds as reported by IBC's
  Money Market Insight.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

 FACE
 VALUE                                                                                      INTEREST     MATURITY
 (000)      DESCRIPTION                                                                       RATE         DATE           VALUE
------      -----------                                                                     --------     --------     ------------
FEDERAL AGENCY SECURITIES--24.0%
$1,500      Fannie Mae (c) (d) .........................................................     1.03%        1/2/04     $  1,500,000
 5,000      Fannie Mae (c) (d) .........................................................     1.18         1/2/04        4,999,874
 2,500      Fannie Mae (c) (d) .........................................................     1.55        1/27/04        2,500,000
 5,000      Fannie Mae (c) (d) .........................................................     1.25         2/4/04        5,000,000
 2,500      Fannie Mae (c) (d) .........................................................     1.55        2/12/04        2,500,000
 3,500      FHLB (c) ...................................................................     3.75        2/13/04        3,510,599
 1,500      FHLB (c) ...................................................................     5.25        2/13/04        1,507,130
 2,500      FHLB (c) (d) ...............................................................     1.25        3/11/04        2,500,000
 2,500      FHLB (c) (d) ...............................................................     1.05        3/24/04        2,500,000
 2,500      Fannie Mae (c) (d) .........................................................     1.35         4/9/04        2,500,000
 3,865      FHLB (c) ...................................................................     4.88        4/16/04        3,906,470
 2,500      FHLB (c) ...................................................................     3.38        5/14/04        2,519,364
 2,500      FHLB (c) (d) ...............................................................     1.60         6/8/04        2,500,000
 2,500      Fannie Mae (c) .............................................................     6.50        8/15/04        2,580,645
 2,500      FHLB (c) ...................................................................     3.63       10/15/04        2,544,958
 2,500      FHLB Discount Note .........................................................     1.31       11/10/04        2,471,435
 2,500      FHLB (c) ...................................................................     1.51        12/8/04        2,500,000
                                                                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES ................................................................................       48,040,475
                                                                                                                     ------------

                                                                                                         RESET
                                                                                                         DATE
                                                                                                        --------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--3.0%
   103      SBA (Final Maturity 1/25/21) ...............................................     1.50         1/1/04          103,339
   607      SBA (Final Maturity 10/25/22) ..............................................     1.50         1/1/04          606,678
 1,300      SBA (Final Maturity 11/25/21) ..............................................     1.63         1/1/04        1,299,183
   331      SBA (Final Maturity 2/25/23) ...............................................     1.50         1/1/04          330,807
   430      SBA (Final Maturity 2/25/23) ...............................................     1.50         1/1/04          430,199
   853      SBA (Final Maturity 3/25/24) ...............................................     1.38         1/1/04          853,309
   147      SBA (Final Maturity 5/25/21) ...............................................     1.50         1/1/04          146,506
 1,319      SBA (Final Maturity 9/25/23) ...............................................     1.38         1/1/04        1,319,080
                                                                                                                     ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE ......................................................................        5,089,101
                                                                                                                      ------------

                                                                              STANDARD
                                                                              & POOR'S
                                                                               RATING                   MATURITY
                                                                             (UNAUDITED)                  DATE
                                                                             -----------                --------
COMMERCIAL PAPER--62.0%
 1,350      Emerson Electric Co. .........................................       A-1         0.95         1/2/04        1,349,964
   500      Preferred Receivables Funding Corp. ..........................       A-1         1.12         1/5/04          499,938
 3,500      ABSC Capital Corp. ...........................................       A-1         1.12         1/6/04        3,499,456
 3,145      Pitney Bowes, Inc. ...........................................       A-1+        1.03         1/6/04        3,144,550
   800      Preferred Receivables Funding Corp. ..........................       A-1         1.10         1/6/04          799,878
 2,000      Corporate Asset Funding Co. ..................................       A-1+        1.08         1/7/04        1,999,640
 3,000      ABSC Capital Corp. ...........................................       A-1         1.12         1/9/04        2,999,253
 1,900      Oil Insurance Ltd. ...........................................       A-1         1.10        1/12/04        1,899,361
 1,685      Preferred Receivables Funding Corp. ..........................       A-1         1.08        1/12/04        1,684,444
 3,500      SPARC, LLC ...................................................       A-1         1.11        1/13/04        3,498,705
 1,820      Corporate Asset Funding Co. ..................................       A-1+        1.08        1/14/04        1,819,290
 3,945      Receivables Capital Corp. ....................................       A-1+        1.08        1/14/04        3,943,462
   402      Receivables Capital Corp. ....................................       A-1+        1.08        1/15/04          401,831
 3,500      ABSC Capital Corp. ...........................................       A-1         1.13        1/20/04        3,497,913
 2,500      Govco, Inc. ..................................................       A-1+        1.10        1/20/04        2,498,549
 1,400      Deluxe Corp. .................................................       A-1         1.10        1/21/04        1,399,144
 1,115      CIT Group, Inc. ..............................................       A-1         1.12        1/22/04        1,114,272
 2,195      Preferred Receivables Funding Corp. ..........................       A-1         1.08        1/22/04        2,193,617
 2,585      Corporate Asset Funding Co. ..................................       A-1+        1.08        1/23/04        2,583,294
 1,425      Deluxe Corp. .................................................       A-1         1.06        1/23/04        1,424,077
 2,500      Harley Davidson, Inc. ........................................       A-1         1.00        1/23/04        2,498,472
 1,795      Asset Securitization Corp. ...................................       A-1         1.08        1/26/04        1,793,654
 1,500      Govco, Inc. ..................................................       A-1+        1.06        1/26/04        1,498,896
 3,500      Govco, Inc. ..................................................       A-1+        1.10        1/26/04        3,497,326

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                                                                              STANDARD
 FACE                                                                         & POOR'S
 VALUE                                                                         RATING      INTEREST     MATURITY
 (000)      DESCRIPTION                                                      (UNAUDITED)     RATE         DATE           VALUE
------      -----------                                                      -----------   -------      --------     ------------
COMMERCIAL PAPER--CONTINUED
$2,620      CIT Group, Inc. ..............................................       A-1         1.10%       1/29/04     $  2,617,758
 3,500      Merrill Lynch & Co., Inc. ....................................       A-1         1.04        1/30/04        3,497,068
 1,275      ABN AMRO North American Finance, Inc. ........................       A-1+        1.08         2/3/04        1,273,738
 3,150      Corporate Asset Funding Co. ..................................       A-1+        1.09         2/4/04        3,146,757
 4,520      SPARC, LLC ...................................................       A-1         1.10         2/4/04        4,515,304
 2,500      Household Finance Corp. ......................................       A-1         1.09         2/5/04        2,497,351
 2,000      SPARC, LLC ...................................................       A-1         1.10         2/5/04        1,997,861
 2,620      Govco, Inc. ..................................................       A-1+        1.05         2/9/04        2,617,020
 2,500      Pfizer, Inc. .................................................       A-1+        1.05         2/9/04        2,497,156
 3,690      Deluxe Corp. .................................................       A-1         1.07        2/10/04        3,685,613
   785      Oil Insurance Ltd. ...........................................       A-1         1.07        2/11/04          784,043
 3,370      Oil Insurance Ltd. ...........................................       A-1         1.10        2/11/04        3,365,778
 3,185      Oil Insurance Ltd. ...........................................       A-1         1.11        2/13/04        3,180,777
 3,000      Du Pont (E.I.) de Nemours & Co. ..............................       A-1+        1.07        2/17/04        2,995,809
 3,500      Deluxe Corp. .................................................       A-1         1.10        2/18/04        3,494,867
 1,295      CIT Group, Inc. ..............................................       A-1         1.09        2/20/04        1,293,040
 3,000      CIT Group, Inc. ..............................................       A-1         1.13        2/20/04        2,995,292
 3,000      General Electric Capital Corp. ...............................       A-1+        1.07        2/24/04        2,995,185
 1,400      General Electric Capital Corp. ...............................       A-1+        1.09        2/24/04        1,397,711
 6,630      Cargill, Inc. ................................................       A-1         1.07         3/5/04        6,617,388
 1,000      General Electric Capital Corp. ...............................       A-1+        1.05        3/15/04          997,842
 3,000      Archer Daniels Midland Co. ...................................       A-1         1.10        3/16/04        2,993,125
 3,600      Private Export Funding Corp. .................................       A-1+        1.07        3/30/04        3,590,477
 3,635      Archer Daniels Midland Co. ...................................       A-1         1.11        4/13/04        3,623,456
 3,585      Archer Daniels Midland Co. ...................................       A-1         1.17        4/13/04        3,572,999
 2,000      CIT Group, Inc. ..............................................       A-1         1.11        4/15/04        1,993,525
                                                                                                                     ------------
TOTAL COMMERCIAL PAPER .........................................................................................      125,775,926
                                                                                                                     ------------
MEDIUM TERM NOTES(c)--11.0%
 2,850      Private Export Funding Corp. .................................       AAA         5.73        1/15/04        2,854,691
 1,500      Associates Corporation of North America ......................       AA-         6.20        1/26/04        1,504,808
 2,500      Merrill Lynch & Co., Inc. (b) ................................       A+          1.39         2/9/04        2,501,097
 1,905      Associates Corporation of North America ......................       AA-         5.50        2/15/04        1,914,910
 1,706      Citicorp .....................................................       A+          7.13        3/15/04        1,725,835
   500      Du Pont (E.I.) de Nemours & Co. ..............................       AA-         8.13        3/15/04          506,770
 4,060      Heller Financial, Inc. .......................................       AAA         6.00        3/19/04        4,101,648
   400      Associates Corporation of North America ......................       AA-         5.80        4/20/04          405,367
   535      General Electric Capital Corp. ...............................       AAA         5.38        4/23/04          541,907
 1,045      Citigroup Global Markets (b) .................................       AA-         1.50         5/4/04        1,047,336
 1,000      Associates Corporation of North America ......................       AA-         7.64        5/26/04        1,025,353
 4,516      Bank of America Corp .........................................       A           7.75        8/15/04        4,693,033
                                                                                                                     ------------
TOTAL MEDIUM TERM NOTES ........................................................................................       22,822,755
                                                                                                                     ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $201,728,257) ...............................................................................      201,728,257(a)
Other assets and liabilities, net--0.0% ........................................................................          915,836
                                                                                                                     ------------
NET ASSETS--100.0% .............................................................................................     $202,644,093
                                                                                                                     ============

(a) Federal Income Tax Information: At December 31, 2003, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $201,728,257) ...........................................      $201,728,257
Receivables
  Fund shares sold ......................................................................................         1,866,895
  Interest ..............................................................................................           724,588
  Investment securities sold ............................................................................            49,172
Prepaid expenses ........................................................................................             3,943
                                                                                                               ------------
    Total assets ........................................................................................       204,372,855
                                                                                                               ------------
LIABILITIES
Cash overdraft ..........................................................................................            93,836
Payables
  Fund shares repurchased ...............................................................................         1,465,414
  Investment advisory fee ...............................................................................            68,824
  Financial agent fee ...................................................................................            13,904
  Administration fee ....................................................................................            13,249
  Trustees' fee .........................................................................................             2,360
Accrued expenses ........................................................................................            71,175
                                                                                                               ------------
    Total liabilities ...................................................................................         1,728,762
                                                                                                               ------------
NET ASSETS ..............................................................................................      $202,644,093
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $202,644,093
                                                                                                               ------------
NET ASSETS ..............................................................................................      $202,644,093
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        20,264,467
                                                                                                               ============
Net asset value and offering price per share ............................................................            $10.00
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ..............................................................................................         $2,882,768
                                                                                                                  ----------
    Total investment income .............................................................................          2,882,768
                                                                                                                  ----------
EXPENSES
  Investment advisory fee ...............................................................................            905,657
  Financial agent fee ...................................................................................            180,109
  Administration fee ....................................................................................            174,344
  Custodian .............................................................................................             45,802
  Professional ..........................................................................................             13,231
  Trustees ..............................................................................................              5,931
  Miscellaneous .........................................................................................              3,799
                                                                                                                  ----------
    Total expenses ......................................................................................          1,328,873
    Custodian fees paid indirectly ......................................................................             (1,062)
                                                                                                                  ----------
    Net expenses ........................................................................................          1,327,811
                                                                                                                  ----------
NET INVESTMENT INCOME ...................................................................................         $1,554,957
                                                                                                                  ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED      YEAR ENDED
                                                                                                        12/31/03        12/31/02
                                                                                                     -------------    -------------
FROM OPERATIONS
  Net investment income (loss) ................................................................      $   1,554,957    $   3,513,897
                                                                                                     -------------    -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................          1,554,957        3,513,897
                                                                                                     -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................................................         (1,554,957)      (3,513,897)
                                                                                                     -------------    -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................................         (1,554,957)      (3,513,897)
                                                                                                     -------------    -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (44,435,831 and 68,436,483 shares, respectively) ..............        444,358,309      684,364,835
  Net asset value of shares issued from reinvestment of distributions
    (155,502 and 351,390 shares, respectively) ................................................          1,554,957        3,513,897
  Cost of shares repurchased (49,902,770 and 69,274,867 shares, respectively) .................       (499,027,882)    (692,748,766)
                                                                                                     -------------    -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................        (53,114,616)      (4,870,034)
                                                                                                     -------------    -------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................        (53,114,616)      (4,870,034)
NET ASSETS
  Beginning of period .........................................................................        255,758,709      260,628,743
                                                                                                     -------------    -------------
  END OF PERIOD ...............................................................................      $ 202,644,093    $ 255,758,709
                                                                                                     =============    =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                          2003         2002         2001         2000        1999
                                                                         ------       ------       ------       ------      ------
Net asset value, beginning of period ...............................     $10.00       $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ............................................       0.07         0.14         0.38         0.59        0.47
  Net realized gain ................................................         --           --           --(3)        --          --
                                                                         ------       ------       ------       ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................       0.07         0.14         0.38         0.59        0.47
                                                                         ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................      (0.07)       (0.14)       (0.38)       (0.59)      (0.47)
  Distributions from net realized gains ............................         --           --           --(3)        --          --
                                                                         ------       ------       ------       ------      ------
    TOTAL DISTRIBUTIONS ............................................      (0.07)       (0.14)       (0.38)       (0.59)      (0.47)
                                                                         ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD .....................................     $10.00       $10.00       $10.00       $10.00      $10.00
                                                                         ======       ======       ======       ======      ======
Total return .......................................................       0.68%        1.42%        3.82%        6.03%       4.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............................   $202,644     $255,759     $260,629     $179,968    $235,584
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ...........................................       0.59%(2)     0.56%(2)     0.55%(2)     0.55%       0.55%
  Net investment income ............................................       0.69%        1.41%        3.63%        5.83%       4.73%

(1) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is long-term total return. Investors should note that the series may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The series may also invest in high-yielding fixed income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Significantly outperforming its benchmark over its fiscal year ended December 31, 2003, the series returned 14.58%. For the same period, the Lehman Brother Aggregate Bond Index 1 returned 4.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU  CHARACTERIZE THE MARKET  ENVIRONMENT  DURING THE RECENT FISCAL
   YEAR?

A: During 2003, the U.S. bond market was effected by prolonged periods of near-record interest rate lows. The second half of the year brought substantial volatility as investors assessed the direction of the U.S. economy and debated what action, if any, the Federal Reserve Board would take. The volatility was somewhat hidden by the slight change of -0.15% registered by the Lehman Aggregate Bond Index for the third quarter of 2003. Rates increased slightly, while the yield curve remained steep, reinforcing expectations in the bond market that the economy would improve.

     Many economic statistics improved over this time period, but a job market recovery remained elusive. The ISM Manufacturing Index 2 rose to 54.7 in the month of August, showing improvement for the fourth straight month and remaining above 50 for the second month in a row. Any reading above 50 normally signifies expansion in the manufacturing sector. Despite positive overall economic data, debate continued through year-end over whether persistent high unemployment would derail the economic recovery or if hiring would begin to gain momentum.

Q: HOW DID THE SERIES PERFORM IN THIS ENVIRONMENT?

A: The series performed well, aided by its investment in spread sectors. The series' use of non-treasury sectors provided an attractive source of income to the series. Sectors that continued to help the portfolio into the final four months of the fiscal year included corporate investment grade, corporate high yield, non-dollar, and emerging markets. Representing relatively small percentages of the portfolio, non-agency mortgage backed securities, U.S. Treasury securities, and taxable municipals hurt the series' performance. In addition, our more conservative sector allocations (that included less below investment-grade holdings that the average portfolios in our peer group, according to Lipper, Inc.) resulted in a detraction from overall series performance.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: We continue to be opportunistic and have taken some more credit risk in the series due to improved credit fundamentals in the corporate and credit high yield market. We feel that the greatest risk in the fixed income market is interest rate risk, not credit risk, and opportunities continue in many credit-intensive sectors.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total-return performance.

2 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  Multi-Sector Fixed Income Series              14.58%       8.47%         7.69%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 1         4.10%       6.62%         6.95%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

        Multi-Sector Fixed Income Series  Lehman Brothers Aggregate Bond Index 1
12/31/93             $10,000                             $10,000
12/30/94             $ 9,453                             $ 9,708
12/29/95             $11,678                             $11,502
12/31/96             $13,128                             $11,920
12/31/97             $14,563                             $13,071
12/31/98             $13,978                             $14,206
12/31/99             $14,740                             $14,089
12/29/00             $15,694                             $15,727
12/31/01             $16,650                             $17,055
12/31/02             $18,315                             $18,805
12/31/03             $20,984                             $19,576


1 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total-return performance.

2 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--3.1%
  GNMA 8%, 9/15/06 ........................   Aaa       $    1   $        620
  GNMA 8%, 10/15/06 .......................   Aaa           28         29,661
  GNMA 6.50%, '23-'32 .....................   Aaa        5,737      6,050,696
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $5,781,670) ...............................      6,080,977
                                                                 ------------
MUNICIPAL BONDS--4.2%
CALIFORNIA--1.4%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.50%,
    10/1/19 ...............................   Aaa          750        827,385
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ...............................   Aaa        1,750      1,928,255
                                                                 ------------
                                                                    2,755,640
                                                                 ------------
CONNECTICUT--1.2%
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A 6.57%,
    9/1/13 (b) ............................   Aaa        2,140      2,320,166
                                                                 ------------
FLORIDA--0.7%
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 (d) ....   Aaa        1,310      1,432,210
                                                                 ------------
ILLINOIS--0.8%
  Illinois Educational Facilities
    Authority - Loyola University Taxable
    Series C 7.12%, 7/1/11 ................   Aaa        1,330      1,542,973
                                                                 ------------
SOUTH DAKOTA--0.1%
  Educational Enhancement Funding Corp.
    Taxable Series A 6.72%, 6/1/25 ........   Baa          335        318,971
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $7,615,057) ...............................      8,369,960
                                                                 ------------
ASSET-BACKED SECURITIES--1.9%
  Amortizing Residential Collateral Net
    Interest Margin Trust 02-9A, A 7.75%,
    12/27/32 ..............................   Baa          326        323,280
  Green Tree Financial Corp 96-10 M1 7.24%,
    11/15/28 ..............................   AA(c)      1,000        920,625
  Green Tree Financial Corp. 97-4, M1 7.22%,
    2/15/29 ...............................   A          1,500      1,016,250
  Litigation Settlement Monetized Fee Trust
    02-5A, 144A 6%, 10/25/32 (b) ..........   Baa          745        684,176
  Morgan Stanley ABS Capital 03-NC8N
    7.60%, 9/25/33 ........................   A(c)         793        793,984
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $3,778,739) ...............................      3,738,315
                                                                 ------------
CORPORATE BONDS--42.8%
AEROSPACE & DEFENSE--0.3%
  L-3 Communications Corp. 144A 6.125%,
    1/15/14 (b) ...........................   Ba           550        554,125
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
  Janus Capital Group, Inc. 7.75%, 6/15/09    Baa        1,000      1,113,460
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.1%
  ArvinMeritor, Inc. 8.75%, 3/1/12 ........   Baa          235        270,250
                                                                 ------------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
AUTOMOBILE MANUFACTURERS--1.1%
  DaimlerChrysler NA Holding Corp. 6.50%,
    11/15/13 ..............................   A         $  425   $    447,699
  General Motors Corp. 7.125%, 7/15/13 ....   Baa        1,500      1,645,005
                                                                 ------------
                                                                    2,092,704
                                                                 ------------
BROADCASTING & CABLE TV--2.8%
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11 ........................   Baa        1,000      1,112,932
  DIRECTV Holdings LLC 8.375%, 3/15/13 ....   B          1,250      1,456,250
  EchoStar DBS Corp. 144A 5.75%,
    10/1/08 (b) ...........................   Ba         1,500      1,524,375
  Echostar DBS Corp. 144A 6.375%,
    10/1/11 (b) ...........................   Ba         1,000      1,030,000
  Insight Midwest 144A 10.50%, 11/1/10 (b).   B            500        546,250
                                                                 ------------
                                                                    5,669,807
                                                                 ------------
CASINOS & GAMING--1.8%
  GTECH Holdings Corp. 144A 4.75%,
    10/15/10 (b) ..........................   Baa        1,000      1,010,834
  MGM Mirage, Inc. 8.50%, 9/15/10 .........   Ba           800        922,000
  Mohegan Tribal Gaming Authority 8.125%,
    1/1/06 ................................   Ba         1,560      1,688,700
                                                                 ------------
                                                                    3,621,534
                                                                 ------------
CATALOG RETAIL--0.4%
  InterActiveCorp 7%, 1/15/13 .............   Baa          750        826,933
                                                                 ------------
COMMODITY CHEMICALS--0.4%
  Lyondell Chemical Co. 10.875%, 5/1/09 ...   B            750        772,500
                                                                 ------------
CONSUMER FINANCE--3.1%
  Capital One Bank 6.50%, 6/13/13 .........   Baa        1,000      1,048,413
  Ford Motor Credit Co. 7.25%, 10/25/11 ...   A          1,500      1,626,846
  General Electric Capital Corp. Series
    MTNA 6%, 6/15/12 ......................   Aaa        1,750      1,897,793
  General Motors Acceptance Corp. 6.875%,
    9/15/11 ...............................   A            500        538,563
  Household Finance Corp. 6.375%, 11/27/12    A          1,000      1,097,054
                                                                 ------------
                                                                    6,208,669
                                                                 ------------
DIVERSIFIED CHEMICALS--0.4%
  Cabot Corp. 144A 5.25%, 9/1/13 (b) ......   Baa          750        743,621
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--1.4%
  Mobile Mini, Inc. 144A 9.50%, 7/1/13 (b)    B          1,500      1,657,500
  United Rentals North America, Inc. 144A
    7.75%, 11/15/13 (b) ...................   B          1,150      1,180,188
                                                                 ------------
                                                                    2,837,688
                                                                 ------------
DIVERSIFIED METALS & MINING--0.3%
  Freeport-McMoRan Copper & Gold, Inc.
    (Indonesia) 10.125%, 2/1/10 ...........   B            500        578,750
                                                                 ------------
DRUG RETAIL--0.5%
  Neighborcare, Inc. 144A 6.875%,
    11/15/13 (b) ..........................   Ba         1,000      1,022,500
                                                                 ------------
ELECTRIC UTILITIES--3.2%
  Centerpoint Energy 144A 6.85%, 6/1/15 (b)   Ba         1,000      1,027,795
  Centerpoint Energy Houston Electric LLC
    144A 5.75%, 1/15/14 (b) ...............   Baa        1,100      1,148,545
  Commonwealth Edison Series 102 4.74%,
    8/15/10 ...............................   A          1,200      1,226,802


                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
ELECTRIC UTILITIES--CONTINUED
  Entergy Gulf States, Inc. 144A 3.60%,
    6/1/08 (b) ............................   Baa       $1,000   $    963,918
  MSW Energy Holdings 144A 8.50%,
    9/1/10 (b) ............................   Ba         1,000      1,095,000
  TECO Energy, Inc. 7.20%, 5/1/11 .........   Ba           750        783,750
                                                                 ------------
                                                                    6,245,810
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.8%
  Jabil Circuit, Inc. 5.875%, 7/15/10 .....   Baa        1,500      1,564,607
                                                                 ------------
ENVIRONMENTAL SERVICES--0.3%
  Allied Waste North America Series B
    7.875%, 1/1/09 ........................   Ba           500        523,750
                                                                 ------------
GAS UTILITIES--0.8%
  AmeriGas Partners/Eagle Finance Corp.
    Series B 8.875%, 5/20/11 ..............   B          1,000      1,105,000
  Suburban Propane Partners LP/Suburban
    Energy Finance Corp. 144A 6.875%,
    12/15/13 (b) ..........................   B            500        507,500
                                                                 ------------
                                                                    1,612,500
                                                                 ------------
HEALTH CARE DISTRIBUTORS--1.1%
  AmerisourceBergen Corp. 8.125%, 9/1/08 ..   Ba         1,000      1,132,500
  Omnicare, Inc. 6.125%, 6/1/13 ...........   Ba         1,000      1,007,500
                                                                 ------------
                                                                    2,140,000
                                                                 ------------
HEALTH CARE FACILITIES--1.5%
  HCA, Inc. 6.30%, 10/1/12 ................   Ba           900        927,914
  IASIS Healthcare Corp. 13%, 10/15/09 ....   B            100        113,000
  Service Corporation International 6%,
    12/15/05 ..............................   B            400        410,000
  Service Corporation International 7.20%,
    6/1/06 ................................   B            600        627,000
  Tenet Healthcare Corp. 5.375%, 11/15/06 .   Ba           500        495,000
  Tenet Healthcare Corp. 6.375%, 12/1/11 ..   Ba           375        361,875
                                                                 ------------
                                                                    2,934,789
                                                                 ------------
HEALTH CARE SERVICES--0.9%
  Laboratory Corporation of America
    Holdings 5.50%, 2/1/13 ................   Baa          750        774,286
  Team Health, Inc. Series B 12%, 3/15/09 .   B          1,000      1,085,000
                                                                 ------------
                                                                    1,859,286
                                                                 ------------
HOMEBUILDING--0.3%
  WCI Communities, Inc. 9.125%, 5/1/12 ....   Ba           550        607,750
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.6%
  Royal Caribbean Cruises 6.875%, 12/1/13 .   Ba         1,250      1,265,625
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
  Citizens Communications 9.25%, 5/15/11 ..   Baa          750        886,682
  Sprint Capital Corp. 7.625%, 1/30/11 ....   Baa        1,000      1,120,937
  Sprint Capital Corp. 8.375%, 3/15/12 ....   Baa        1,000      1,167,800
  Verizon Global Funding Corp. 7.25%,
    12/1/10 ...............................   A          1,000      1,151,387
  Verizon Global Funding Corp. 6.875%,
    6/15/12 ...............................   A            500        560,863
                                                                 ------------
                                                                    4,887,669
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--0.6%
  Goldman Sachs Group, Inc. 4.75%,
    7/15/13 ...............................   Aa         1,200      1,169,485
                                                                 ------------
LEISURE FACILITIES--0.4%
  Six Flags, Inc. 144A 9.625%, 6/1/14 (b) .   B            750        787,500
                                                                 ------------
MANAGED HEALTH CARE--0.6%
  Coventry Health Care, Inc. 8.125%,
    2/15/12 ...............................   Ba         1,000      1,115,000
                                                                 ------------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
METAL & GLASS CONTAINERS--0.8%
  Ball Corp. 6.875%, 12/15/12 .............   Ba        $  625   $    656,250
  Owens-Brockway Glass Container, Inc.
    8.75%, 11/15/12 .......................   B            750        839,063
                                                                 ------------
                                                                    1,495,313
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--1.3%
  Calpine Corp 144A 8.75%, 7/15/13 (b) ....   B(c)         750        727,500
  Reliant Resources, Inc. 144A 9.25%,
    7/15/10 (b) ...........................   B            750        798,750
  Williams Cos., Inc. (The) 8.625%, 6/1/10.   B          1,000      1,127,500
                                                                 ------------
                                                                    2,653,750
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--3.7%
  Chesapeake Energy Corp. 144A 6.875%,
    1/15/16 (b) ...........................   Ba         1,500      1,552,500
  Denbury Resources, Inc. 7.50%, 4/1/13 ...   B          1,000      1,050,000
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 ...............................   B          1,045      1,191,300
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 ......................   Baa        1,000      1,187,500
  Pemex Project Funding Master Trust
    7.375%, 12/15/14 ......................   Baa        1,000      1,067,500
  Pioneer Natural Resource Co. 7.50%,
    4/15/12 ...............................   Ba         1,200      1,381,378
                                                                 ------------
                                                                    7,430,178
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.6%
  GulfTerra Energy Partners 144A 6.25%,
    6/1/10 (b) ............................   Ba         1,000      1,045,000
  Premcor Refining Group, Inc. (The) 9.25%,
    2/1/10 ................................   Ba           750        843,750
  Tesoro Petroleum Corp. 8%, 4/15/08 ......   Ba           500        533,750
  Valero Energy Corp. 6.875%, 4/15/12 .....   Baa          750        829,949
                                                                 ------------
                                                                    3,252,449
                                                                 ------------
PACKAGED FOODS & MEATS--1.1%
  Del Monte Corp. 144A 8.625%, 12/15/12 (b)   B            550        605,000
  PPC Escrow Corp. 144A 9.25%, 11/15/13 (b)   B          1,500      1,560,000
                                                                 ------------
                                                                    2,165,000
                                                                 ------------
PAPER PACKAGING--0.3%
  Smurfit - Stone Container Corp. 8.25%,
    10/1/12 ...............................   B            500        545,000
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.5%
  Eastman Kodak Co. 7.25%, 11/15/13 .......   Baa        1,000      1,049,237
                                                                 ------------
PUBLISHING & PRINTING--0.4%
  Dex Media, Inc. 144A 0%, 11/15/13 (b) (d)   Caa        1,200        852,000
                                                                 ------------
RAILROADS--0.5%
  CSX Corp. 5.30%, 2/15/14 ................   Baa        1,000      1,005,459
                                                                 ------------
REITS--0.7%
  Health Care REIT, Inc. 6%, 11/15/13 .....   Baa          775        783,227
  HRPT Properties Trust 5.75%, 2/15/14 ....   Baa          500        501,356
                                                                 ------------
                                                                    1,284,583
                                                                 ------------
SPECIALTY STORES--2.7%
  AutoNation, Inc. 9%, 8/1/08 .............   Ba         1,000      1,152,500
  Hollywood Entertainment Corp. 9.625%,
    3/15/11 ...............................   B          1,025      1,107,000
  Office Depot, Inc. 6.25%, 8/15/13 .......   Baa        1,925      2,021,238
  Toys "R" Us, Inc. 7.875%, 4/15/13 .......   Baa        1,000      1,075,750
                                                                 ------------
                                                                    5,356,488
                                                                 ------------


                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
WIRELESS TELECOMMUNICATION SERVICES--2.4%
  ACC Escrow Corp. 144A 10%, 8/1/11 (b) ...   B         $1,000   $  1,110,000
  American Towers, Inc. 144A 7.25%,
    12/1/11 (b) ...........................   B          1,000      1,022,500
  Dobson Communications Corp. 144A
    8.875%, 10/1/13 (b) ...................   B            850        864,875
  Nextel Communications, Inc. 6.875%,
    10/31/13 ..............................   B            750        796,875
  Triton PCS, Inc. 9.375%, 2/1/11 .........   B          1,000      1,025,000
                                                                 ------------
                                                                    4,819,250
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $80,565,725) ..............................     84,935,019
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--7.2%
  Commercial Resecuritization Trust 01-ABC2,
    A1 7.17%, 2/21/13 .....................   Aaa          885        953,034
  CS First Boston Mortgage Securities Corp.
    97-1R, 1M4 7.262%, 2/28/22 (d) ........   Baa          133        132,246
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31 ...................   Aaa        1,000      1,105,015
  First Union Residential Securitization
    Trust 98-A, SA4 7%, 4/25/25 ...........   AAA(c)        64         64,351
  GMAC Commercial Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ............   Aaa        1,000      1,095,942
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 ...............................   Aaa        2,100      2,426,662
  Master Alternative Loan Trust 02-3, M2
    5.727%, 12/25/32 ......................   A          1,500      1,469,883
  Morgan Stanley Capital I 98-WF2, C 6.77%,
    7/15/30 ...............................   AA(c)      1,700      1,916,748
  Paine Webber Mortgage Acceptance Corp.
    00-1, M 7.75%, 9/25/30 ................   AA(c)        407        406,737
  Residential Funding Mortgage Securities I
    94-S7, M3 6.50%, 3/25/24 ..............   Baa          786        796,628
  Sasco Net Interest Margin Trust
    03-25XS, A 7.25%, 8/28/33 .............   A            782        778,829
  Sasco Net Interest Margin Trust
    03-28XS, A 7.50%, 9/28/33 .............   A            816        813,616
  Sasco Net Interest Margin Trust
    03-36XS, A 7.50%, 11/25/33 ............   A            993        991,927
  Summit Mortgage Trust 00-1, B3 6.079%,
    12/28/12 (d) ..........................   A(c)         297        296,915
  Vanderbilt Mortgage Finance 02-C, A4
    6.57%, 8/7/24 .........................   Aaa        1,000      1,021,091
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $13,589,063) ..............................     14,269,624
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES--21.9%
AUSTRALIA--0.3%
  Commonwealth of Australia Series 705
    7.50%, 7/15/05 ........................   Aaa          700(j)     544,155
                                                                 ------------
AUSTRIA--1.0%
  Republic of Austria 5.50%, 10/20/07 .....   Aaa        1,500(g)   2,037,715
                                                                 ------------
BRAZIL--3.5%
  Federative Republic of Brazil 9.25%,
    10/22/10 ..............................   B            500        540,000
  Federative Republic of Brazil 10%,
    8/7/11 ................................   B            750        832,500
  Federative Republic of Brazil 8%,
    4/15/14 ...............................   B          5,110      5,033,696
  Federative Republic of Brazil 11%,
    8/17/40 ...............................   B            500        552,500
                                                                 ------------
                                                                    6,958,696
                                                                 ------------
BULGARIA--0.4%
  Republic of Bulgaria 144A 8.25%,
    1/15/15 (b) ...........................   Ba           496        584,040
  Republic of Bulgaria RegS 8.25%,
    1/15/15 ...............................   Ba           254        299,085
                                                                 ------------
                                                                      883,125
                                                                 ------------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
CHILE--0.5%
  Republic of Chile 5.50%, 1/15/13 ........   Baa       $1,000   $  1,028,500
                                                                 ------------
COLOMBIA--1.2%
  Republic of Colombia 10%, 1/23/12 .......   Ba           500        550,000
  Republic of Colombia 11.75%, 2/25/20 ....   Ba         1,500      1,815,000
                                                                 ------------
                                                                    2,365,000
                                                                 ------------
LITHUANIA--0.2%
  Republic of Lithuania 4.50%, 3/5/13 .....   Baa          350(g)     433,968
                                                                 ------------
MEXICO--2.6%
  United Mexican States 7.50%, 1/14/12 ....   Baa        4,500      5,076,000
                                                                 ------------
NEW ZEALAND--1.8%
  Government of New Zealand Series 205
    6.50%, 2/15/05 ........................   Aaa        3,750(h)   2,488,535
  Government of New Zealand Series 404
    8%, 4/15/04 ...........................   Aaa        1,750(h)   1,157,513
                                                                 ------------
                                                                    3,646,048
                                                                 ------------
PANAMA--0.9%
  Republic of Panama 8.25%, 4/22/08 .......   Ba         1,000      1,105,000
  Republic of Panama 9.625%, 2/8/11 .......   Ba           500        580,000
                                                                 ------------
                                                                    1,685,000
                                                                 ------------
PERU--0.5%
  Republic of Peru 8.75%, 11/21/33 ........   Ba         1,000      1,005,000
                                                                 ------------
RUSSIA--1.5%
  Russian Federation RegS 5%, 3/31/30 (d) .   Baa        3,000      2,891,250
                                                                 ------------
SOUTH AFRICA--1.0%
  Republic of South Africa 5.25%, 5/16/13 .   Baa        1,000(g)   1,207,745
  Republic of South Africa Series R 150
    12%, 2/28/05 ..........................   A          5,000(f)     780,629
                                                                 ------------
                                                                    1,988,374
                                                                 ------------
TURKEY--1.9%
  Republic of Turkey 10.50%, 1/13/08 ......   B          1,000      1,180,000
  Republic of Turkey 11.75%, 6/15/10 ......   B          1,500      1,905,000
  Republic of Turkey 11%, 1/14/13 .........   B            500        628,750
                                                                 ------------
                                                                    3,713,750
                                                                 ------------
UKRAINE--1.8%
  Government of Ukraine RegS 11%,
    3/15/07 ...............................   B          2,777      3,089,073
  Government of Ukraine RegS 7.65%,
    6/11/13 ...............................   B            500        522,500
                                                                 ------------
                                                                    3,611,573
                                                                 ------------
VENEZUELA--2.8%
  Republic of Venezuela 9.25%, 9/15/27 ....   Caa        4,750      4,346,250
  Republic of Venezuela 144A 10.75%,
    9/19/13 (b) ...........................   Caa        1,125      1,206,563
                                                                 ------------
                                                                    5,552,813
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $39,379,643) ..............................     43,420,967
                                                                 ------------
FOREIGN CORPORATE BONDS--13.0%
AUSTRALIA--0.5%
  European Investment Bank Series MTN
    6%, 7/15/05 ...........................   Aaa        1,250(j)     948,452
                                                                 ------------
BRAZIL--3.2%
  Cia Brasileira de Bebidas 144A 8.75%,
    9/15/13 (b) ...........................   Baa        1,750      1,855,000
  CSN Islands VIII Corp. 144A 9.75%,
    12/16/13 (b) ..........................   B          1,000      1,030,000


                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
BRAZIL--CONTINUED
  Petrobras International Finance Co.
    9.125%, 7/2/13 ........................   Ba        $2,250   $  2,475,000
  Vale Overseas Ltd. 144A 9%, 8/15/13 (b) .   Ba         1,000      1,095,000
                                                                 ------------
                                                                    6,455,000
                                                                 ------------
CANADA--1.0%
  Cascades, Inc. 7.25%, 2/15/13 ...........   Ba           750        795,000
  Rogers Cable, Inc. 7.875%, 5/1/12 .......   Ba         1,000      1,115,000
                                                                 ------------
                                                                    1,910,000
                                                                 ------------
CHILE--0.5%
  Enersis SA 144A 7.375%, 1/15/14 (b) .....   Ba         1,000      1,031,748
                                                                 ------------
FRANCE--1.1%
  Crown European Holdings SA 144A 10.25%,
    3/1/11 (b) ............................   B(c)       1,500(g)   2,133,262
                                                                 ------------
GERMANY--0.6%
  Deutsche Telekom International Finance BV
    8.50%, 6/15/10 (d) ....................   Baa        1,000      1,209,116
                                                                 ------------
HONG KONG--0.4%
  Hutchison Whampoa International Ltd. 144A
    6.25%, 1/24/14 (b) ....................   A            750        761,536
                                                                 ------------
INDONESIA--0.4%
  MEI Euro Finance Ltd. 144A 8.75%,
    5/22/10 (b) ...........................   B            750        757,500
                                                                 ------------
IRELAND--0.5%
  Clondalkin Industries plc 10.625%,
    1/15/10 ...............................   B            750(g)   1,042,981
                                                                 ------------
NETHERLANDS--1.2%
  Kazkommerts International BV 144A 8.50%,
    4/16/13 (b) ...........................   Baa        1,000      1,051,250
  Kazkommerts International BV RegS
    10.125%, 5/8/07 .......................   Baa          250        282,500
  Turanalem Finance BV 144A 7.875%,
    6/2/10 (b) ............................   Baa        1,000      1,027,500
                                                                 ------------
                                                                    2,361,250
                                                                 ------------
NORWAY--0.6%
  Norske Skogindustrier ASA 144A 6.125%,
    10/15/15 (b) ..........................   Baa        1,250      1,265,763
                                                                 ------------
SOUTH KOREA--0.7%
  Korea Development Bank 5.75%, 9/10/13 ...   A          1,250      1,312,329
                                                                 ------------
UKRAINE--0.7%
  Kyivstar GSM RegS 12.75%, 11/21/05 ......   B          1,280      1,417,600
                                                                 ------------
UNITED KINGDOM--0.8%
  British Sky Broadcasting Group plc 6.875%,
    2/23/09 ...............................   Ba         1,500      1,685,946
                                                                 ------------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
UNITED STATES--0.8%
  Tyco International Group SA 6.375%,
    10/15/11 ..............................   Ba        $1,000   $  1,068,750
  Xerox Capital Europe plc 5.875%, 5/15/04    B            500        507,500
                                                                 ------------
                                                                    1,576,250
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $23,791,092) ..............................     25,868,733
                                                                 ------------
DEBT INDEX SECURITIES--2.6%
  J.P. Morgan TRAC-X NA HY S2 T4 144A
    10.125%, 3/25/09 (b) ..................   NR         5,000      5,275,000
                                                                 ------------
TOTAL DEBT INDEX SECURITIES
  (Identified cost $5,000,000) ...............................      5,275,000

                                                                 ------------

                                                        SHARES
                                                        ------
COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  AT&T Latin America Corp. Class A (e) ...............  64,050          1,281
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820) .................................          1,281
                                                                 ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Loral Space & Communications, Inc.
    Warrants (e) (i) .................................   1,000              0
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $0) .......................................              0
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--96.7%
  (Identified cost $179,782,809) .............................    191,959,876
                                                                 ------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                        ------
SHORT-TERM OBLIGATIONS--0.7%
FEDERAL AGENCY SECURITIES--0.7%
  FHLB Discount Note 0.75%, 1/7/04 ...................  $1,335      1,334,833
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,334,833) ...............................      1,334,833
                                                                 ------------
TOTAL INVESTMENTS--97.4%
  (Identified cost $181,117,642) .............................    193,294,709(a)
  Other assets and liabilities, net--2.6% ....................      5,207,730
                                                                 ------------
NET ASSETS--100.0% ...........................................   $198,502,439
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,697,753 and gross depreciation of $962,945 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $181,559,901
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $46,332,104 or 23.3% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Par value represents South African Rand.
(g) Par value represents Euro.
(h) Par value represents New Zealand Dollar.
(i) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2003, this security amounted to $0 or 0.0% of net assets.
(j) Par value represents Australian Dollar.


                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $181,117,642) ...........................................      $193,294,709
Cash ....................................................................................................         1,471,847
Receivables
  Interest ..............................................................................................         3,310,536
  Fund shares sold ......................................................................................           850,822
  Investment securities sold ............................................................................             3,679
Prepaid expenses ........................................................................................             3,026
                                                                                                               ------------
    Total assets ........................................................................................       198,934,619
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................           249,434
  Investment advisory fee ...............................................................................            83,017
  Professional fee ......................................................................................            30,338
  Financial agent fee ...................................................................................            13,175
  Administration fee ....................................................................................            12,774
  Trustees' fee .........................................................................................             2,360
Accrued expenses ........................................................................................            41,082
                                                                                                               ------------
    Total liabilities ...................................................................................           432,180
                                                                                                               ------------
NET ASSETS ..............................................................................................      $198,502,439
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $210,829,561
  Undistributed net investment income ...................................................................           755,101
  Accumulated net realized loss .........................................................................       (25,279,504)
  Net unrealized appreciation ...........................................................................        12,197,281
                                                                                                               ------------
NET ASSETS ..............................................................................................      $198,502,439
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        21,143,393
                                                                                                               ============
Net asset value and offering price per share ............................................................             $9.39
                                                                                                                      =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ......................................................................................................      $13,624,003
                                                                                                                       -----------
    Total investment income .....................................................................................       13,624,003
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          953,288
  Financial agent fee ...........................................................................................          156,973
  Administration fee ............................................................................................          146,806
  Custodian .....................................................................................................           59,288
  Printing ......................................................................................................           49,947
  Professional ..................................................................................................            7,601
  Trustees ......................................................................................................            5,932
  Miscellaneous .................................................................................................           28,063
                                                                                                                       -----------
    Total expenses ..............................................................................................        1,407,898
    Custodian fees paid indirectly ..............................................................................           (6,210)
                                                                                                                       -----------
    Net expenses ................................................................................................        1,401,688
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................       12,222,315
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................       10,262,253
  Net realized loss on foreign currency transactions ............................................................         (172,638)
  Net change in unrealized appreciation (depreciation) on investments ...........................................        3,551,773
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....           (6,230)
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       13,635,158
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $25,857,473
                                                                                                                       ===========

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED       YEAR ENDED
                                                                                                     12/31/03         12/31/02
                                                                                                   ------------     ------------
FROM OPERATIONS
  Net investment income (loss) .............................................................       $ 12,222,315     $ 12,342,596
  Net realized gain (loss) .................................................................         10,089,615       (6,443,483)
  Net change in unrealized appreciation (depreciation) .....................................          3,545,543       10,809,599
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................         25,857,473       16,708,712
                                                                                                   ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................        (12,723,194)     (12,522,750)
                                                                                                   ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................        (12,723,194)     (12,522,750)
                                                                                                   ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,555,330 and 5,747,814 shares, respectively) .............         50,501,423       49,403,636
  Net asset value of shares issued from reinvestment of distributions
  (1,398,175 and 1,471,035 shares, respectively) ...........................................         12,723,194       12,522,750
  Cost of shares repurchased (6,251,666 and 6,328,421 shares, respectively) ................        (56,846,744)     (54,351,251)
                                                                                                   ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................          6,377,873        7,575,135
                                                                                                   ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................         19,512,152       11,761,097
NET ASSETS
  Beginning of period ......................................................................        178,990,287      167,229,190
                                                                                                   ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $755,101 AND $1,160,486,
    RESPECTIVELY) ..........................................................................       $198,502,439     $178,990,287
                                                                                                   ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------------
                                                                            2003         2002        2001(4)      2000       1999
                                                                           ------       ------       -------     ------     ------
Net asset value, beginning of period .................................     $ 8.76       $ 8.55       $ 8.75      $ 8.92     $ 9.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................................       0.59         0.61         0.72(3)     0.75       0.73
  Net realized and unrealized gain (loss) ............................       0.65         0.22        (0.21)      (0.19)     (0.24)
                                                                           ------       ------       ------      ------     ------
    TOTAL FROM INVESTMENT OPERATIONS .................................       1.24         0.83         0.51        0.56       0.49
                                                                           ------       ------       ------      ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............................      (0.61)       (0.62)       (0.71)      (0.73)     (0.75)
                                                                           ------       ------       ------      ------     ------
    TOTAL DISTRIBUTIONS ..............................................      (0.61)       (0.62)       (0.71)      (0.73)     (0.75)
                                                                           ------       ------       ------      ------     ------
CHANGE IN NET ASSET VALUE ............................................       0.63         0.21        (0.20)      (0.17)     (0.26)
                                                                           ------       ------       ------      ------     ------
NET ASSET VALUE, END OF PERIOD .......................................     $ 9.39       $ 8.76       $ 8.55      $ 8.75     $ 8.92
                                                                           ======       ======       ======      ======     ======
Total return .........................................................      14.58%       10.00%        6.09%       6.47%      5.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................   $198,502     $178,990     $167,229    $160,101   $172,836
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) .............................................       0.74%(2)     0.69%(2)     0.65%(2)    0.65%      0.65%
  Net investment income ..............................................       6.41%        7.05%        8.14%       8.45%      7.79%
Portfolio turnover ...................................................        156%         168%         188%        148%       125%

(1) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 0.71%, 0.69% and 0.71% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment
    Companies and began  amortizing  premium on debt  securities and including  paydown gains and losses in interest  income.  The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment  income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss)
    per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment primary objective is high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Since its inception on June 2, 2003 through December 31, 2003, the series returned 2.96%. For the same period, the Lehman Brothers Aggregate Bond Index 2 returned 0.18%. For the period from June 30, 2003 through December 31, 2003, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index 1 returned 1.44%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU  CHARACTERIZE THE MARKET  ENVIRONMENT  DURING THE RECENT FISCAL
   YEAR?

A: During a period where we saw near-record and, at times, record interest rate lows, the second half of the fund's fiscal year brought substantial volatility, as investors assessed the direction of the U.S. economy and debated what action, if any, the Federal Reserve Board would take. The volatility was somewhat hidden by the slight change of -0.15% registered by the Lehman Aggregate Bond Index for the third quarter of 2003. Rates increased slightly, while the yield curve remained steep, reinforcing expectations in the bond market that the economy would improve.

     Many economic statistics improved over this time period, but a job market recovery remained elusive. The ISM Manufacturing Index 3 rose to 54.7 in August, showing improvement for the fourth straight month and remaining above 50 for the second month in a row. Any reading above 50 normally signifies expansion in the manufacturing sector.

     Despite positive overall economic data, debate continued over whether persistent high unemployment would derail the economic recovery or if hiring would begin to gain momentum.

     Within the fixed income market, emerging markets and high yield began 2003 as top performing bond sectors. Through the fund's fiscal year end, both emerging markets and high yield showed continued strength joining non-dollar as top performing sectors. Excluding high yield and emerging markets, returns were relatively flat for third quarter 2003. U.S. Treasuries were one of the worst performing sectors, giving back some of their gains for the first two quarters of the year.

Q: HOW DID THE SERIES PERFORM IN THIS ENVIRONMENT?

A: The series performed well, aided by two factors -- its short duration and its investment in spread sectors. The series' shorter duration in the prevailing interest rate environment helped to limit its volatility. The series' use of non-treasury sectors provided an attractive source of income to the series. Sectors that continued to help the portfolio into the final months of the fiscal year included corporate investment grade, corporate high yield, non-dollar, and emerging markets. However, the series' performance versus the benchmark was negatively impacted by its investments in non-agency mortgage-backed securities.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: We continue to be opportunistic and have taken some more credit risk in the series due to improved credit fundamentals in the corporate and credit high yield market. The series continues to be well diversified with 105 positions and eleven different fixed income sectors. Once again, we feel that the greatest risk in the fixed income market is interest rate risk, not credit risk, and opportunities continue in many credit-intensive sectors.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The Merrill Lynch Medium Quality Corporate Short-Term Bond Index measures broad bond market total-return performance.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total-return performance.

3 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                      6/2/03 TO
                                                                       12/31/03
--------------------------------------------------------------------------------
  Multi-Sector Short Term Bond Series                                    2.96%
--------------------------------------------------------------------------------
  Merrill Lynch Medium Quality Corporate Short-Term Bond Index 1        Note 4
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 2                                 0.18%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

              Multi-Sector Short Term   Merrill Lynch Medium Quality Corporate    Lehman Brothers Aggregate
                    Bond Series                 Short-Term Bond Index 1                   Bond Index 2
6/2/03                $10,000                           $10,000                              $10,000
12/31/03              $10,296                           $10,144                              $10,018


1 The Merrill Lynch Medium Quality Corporate Short-Term Bond Index measures broad bond market total-return performance.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total-return performance.

3 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

4 Index performance is 1.44% for the period June 30, 2003 to December 31, 2003.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   -----    -----------
AGENCY MORTGAGE-BACKED SECURITIES--4.2%
  Fannie Mae 5%, 2/1/18 ...................   Aaa         $241    $   246,287
  Fannie Mae 4.50%, 5/1/18 ................   Aaa          178        178,507
  Fannie Mae 5.50%, 7/1/33 ................   Aaa          461        467,282
                                                                  -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $909,077) .................................        892,076
                                                                  -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--1.2%
  Fannie Mae 5.25%, 1/15/09 ...............   Aaa          250        269,061
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $269,342) .................................        269,061
                                                                  -----------
MUNICIPAL BONDS--2.5%
CALIFORNIA--2.5%
  Sonoma County Pension Obligation Revenue
    Taxable Series A 2.43%, 12/1/06 .......   Aaa          250        248,815
  Ventura County Pension Obligation Taxable
    6.58%, 11/1/06 ........................   Aaa          250        277,158
                                                                  -----------
TOTAL MUNICIPAL BONDS
  (Identified cost $528,777) .................................        525,973
                                                                  -----------
ASSET-BACKED SECURITIES--6.1%
  ABN AMRO Mortgage Corp. 02-9, A3 5.75%,
    12/25/32 ..............................   Aaa          340        347,727
  AmeriCredit Automobile Receivables Trust
    01-D, A4 4.41%, 11/12/08 ..............   Aaa          200        206,126
  Ford Credit Auto Owner Trust 02-B, A4
    4.75%, 8/15/06 ........................   Aaa          150        155,736
  Morgan Stanley ABS Capital 03-NC8N
    7.60%, 9/25/33 ........................   A(c)         198        198,496
  Residential Asset Mortgage Products, Inc.
    03-RS6, AI3 3.08%, 12/25/28 ...........   Aaa          250        248,356
  World Omni Auto Receivables Trust 02-A,
    A4 4.05%, 7/15/09 .....................   Aaa          150        154,831
                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $1,323,342) ...............................      1,311,272
                                                                  -----------
CORPORATE BONDS--41.5%

AUTO PARTS & EQUIPMENT--1.2%
  Delphi Corp. 6.50%, 8/15/13 .............   Baa          250        262,540
                                                                  -----------
AUTOMOBILE MANUFACTURERS--1.6%
  DaimlerChrysler NA Holdings Corp. 4.05%,
    6/4/08 ................................   A            350        347,617
                                                                  -----------
CASINOS & GAMING--1.0%
  Harrah's Operating Co., Inc. 7.875%,
    12/15/05 ..............................   Ba           200        218,000
                                                                  -----------
CONSUMER FINANCE--3.4%
  Capital One Bank 4.25%, 12/1/08 .........   Baa          250        248,916
  Ford Motor Credit Co. 7.25%, 10/25/11 ...   A            250        271,141
  MBNA Corp. 4.625%, 9/15/08 ..............   Baa          200        205,265
                                                                  -----------
                                                                      725,322
                                                                  -----------
DISTILLERS & VINTNERS--1.0%
  Constellation Brands, Inc. Series B 8%,
    2/15/08 ...............................   Ba           200        223,000
                                                                  -----------
DIVERSIFIED CHEMICALS--1.2%
  ISP Holdings, Inc. Series B 10.625%,
    12/15/09 ..............................   B            225        248,625
                                                                  -----------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   -----    -----------
DIVERSIFIED COMMERCIAL SERVICES--1.7%
  International Lease Finance Corp. 4.50%,
    5/1/08 ................................   A           $350    $   361,439
                                                                  -----------
ELECTRIC UTILITIES--4.3%
  Commonwealth Edison Series 102 4.74%,
    8/15/10 ...............................   A            100        102,233
  Consumers Energy Co. 144A 4.80%,
    2/17/09 (b) ...........................   Baa          200        203,528
  Entergy Gulf States, Inc. 144A 3.60%,
    6/1/08 (b) ............................   Baa          200        192,784
  Public Service Co. of Colorado 4.375%,
    10/1/08 ...............................   Baa          200        205,207
  TXU Corp. Series J 6.375%, 6/15/06 ......   Ba           200        211,500
                                                                  -----------
                                                                      915,252
                                                                  -----------
ENVIRONMENTAL SERVICES--1.0%
  Allied Waste North America Series B 8.50%,
    12/1/08 ...............................   Ba           200        223,500
                                                                  -----------
FOOD RETAIL--1.7%
  Delhaize America, Inc. 7.375%, 4/15/06 ..   Ba           100        108,000
  Safeway, Inc. 4.125%, 11/1/08 ...........   Baa          250        248,905
                                                                  -----------
                                                                      356,905
                                                                  -----------
HEALTH CARE FACILITIES--4.1%
  Service Corporation International 7.20%,
    6/1/06 ................................   B            300        313,500
  Tenet Healthcare Corp. 5.375%, 11/15/06 .   Baa          350        346,500
  Triad Hospitals, Inc. Series B 8.75%,
    5/1/09 ................................   B            200        217,750
                                                                  -----------
                                                                      877,750
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--1.3%
  Hilton Hotels Corp. 7.625%, 5/15/08 .....   Ba           250        278,125
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.2%
  Tyco International Group SA 6.375%,
    2/15/06 ...............................   Ba           250        266,250
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.7%
  AT&T Wireless Services, Inc. 7.875%,
    3/1/11 ................................   Baa          100        115,715
  Sprint Capital Corp. 6.375%, 5/1/09 .....   Baa          250        267,183
  Verizon Communications Corp. 7.51%,
    4/1/09 ................................   A            350        402,584
                                                                  -----------
                                                                      785,482
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--4.3%
  Credit Suisse First Boston USA, Inc.
    4.625%, 1/15/08 .......................   Aa           350        364,351
  Goldman Sachs Group, Inc. Series MTNB
    4.125%, 1/15/08 .......................   Aa           150        153,795
  Lehman Brothers Holdings, Inc. 4.375%,
    11/30/10 ..............................   A            250        249,903
  Merrill Lynch & Co., Inc. Series MTNB
    3.375%, 9/14/07 .......................   Aa           150        151,938
                                                                  -----------
                                                                      919,987
                                                                  -----------
MOVIES & ENTERTAINMENT--1.3%
  Time Warner, Inc. 6.125%, 4/15/06 .......   Baa          250        269,132
                                                                  -----------
MULTI-LINE INSURANCE--0.9%
  ASIF Global Financing XXIII 144A 3.90%,
    10/22/08 (b) ..........................   Aaa          200        201,856
                                                                  -----------


                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   -----    -----------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  Chesapeake Energy Corp. 144A 6.875%,
    1/15/16 (b) ...........................   Ba          $200    $   207,000
                                                                  -----------
PACKAGED FOODS & MEATS--0.5%
  PPC Escrow Corp. 144A 9.25%, 11/15/13 (b)   B            100        104,000
                                                                  -----------
PAPER PACKAGING--1.2%
  Packaging Corporation of America 144A
    4.375%, 8/1/08 (b) ....................   B            250        250,249
                                                                  -----------
PUBLISHING & PRINTING--0.5%
  Dex Media West LLC/Dex Media Finance Co.
    144A 8.50%, 8/15/10 (b) ...............   B            100        111,380
                                                                  -----------
REGIONAL BANKS--1.2%
  Popular North America, Inc. 3.875%,
    10/1/08 ...............................   A            250        249,532
                                                                  -----------
SPECIALIZED FINANCE--1.2%
  CIT Group, Inc. 4.75%, 12/15/10 .........   A            250        251,565
                                                                  -----------
SPECIALTY STORES--0.3%
  Toys "R" Us, Inc. 6.875%, 8/1/06 ........   Baa           50         53,248
                                                                  -----------
TOBACCO--0.7%
  Altria Group, Inc. 5.625%, 11/4/08 ......   Baa          150        153,876
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $8,759,093) ...............................      8,861,632
                                                                  -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--15.5%
  Bear Stearns Structured Products Inc.
    03-2, A P.O. 0%, 6/25/29 ..............   Baa          128        118,319
  CS First Boston Mortgage Securities Corp.
    97-C2, A3 6.55%, 1/17/35 ..............   Aaa          250        276,519
  CS First Boston Mortgage Securities Corp.
    01-CK1, A2 6.25%, 12/16/35 ............   Aaa          250        274,456
  CS  First  Boston  Mortgage  Securities
    Corp. 03-8, 3A24 5.50%, 4/25/33 .......   Aaa          290        287,728
  DLJ Mortgage Acceptance Corp. 97-CF2, A2
    6.84%, 10/15/30 .......................   Aa           250        274,712
  GMAC Commercial Mortgage Securities, Inc.
    99-C1, B 6.295%, 5/15/33 ..............   AA(c)        250        277,066
  GMAC Mortgage Corporation Loan Trust
    03-GM2, A2 3.69%, 7/25/20 .............   Aaa          250        251,289
  J.P. Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 ...............................   AAA(c)       250        275,725
  Merrill Lynch Mortgage Investors, Inc.
    96-C1, C 7.42%, 4/25/28 ...............   AA(c)        100        108,619
  Norwest Asset Securities Corp. 98-22, B5
    6.25%, 9/25/28 ........................   BBB(c)       212        211,946
  Sasco Net Interest Margin Trust
    03-18XS, A 7.50%, 5/28/33 .............   A            141        140,895
  Sasco Net Interest Margin Trust
    03-25XS, A 7.25%, 8/28/33 .............   A            196        194,707
  Sasco Net Interest Margin Trust
    03-28XS, A 7.50%, 9/28/33 .............   A             94         93,706
  Sasco Net Interest Margin Trust
    03-36XS, A 7.50%, 11/25/33 ............   A            191        190,810
  Starwood Commercial Mortgage Trust
    99-C1A, A1 6.60%, 2/3/14 ..............   Aaa          302        328,282
                                                                  -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $3,361,671) ...............................      3,304,779
                                                                  -----------


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   -----    -----------
FOREIGN GOVERNMENT SECURITIES--14.2%
BRAZIL--3.6%
  Federative Republic of Brazil 10%,
    1/16/07 ...............................   B           $100    $   112,500
  Federative Republic of Brazil 11.50%,
    3/12/08 ...............................   B             50         58,250
  Federative Republic of Brazil 8%, 4/15/14   B            616        606,469
                                                                  -----------
                                                                      777,219
                                                                  -----------
BULGARIA--0.9%
  Republic of Bulgaria Series IAB PDI
    1.938%, 7/28/11 (d) ...................   Ba           190        187,150
                                                                  -----------
CHILE--0.5%
  Republic of Chile 5.50%, 1/15/13 ........   Baa          100        102,850
                                                                  -----------
COLOMBIA--1.2%
  Republic of Colombia 8.625%, 4/1/08 .....   Ba           100        108,500
  Republic of Colombia Series EMTN 11.375%,
    1/31/08 ...............................   Ba           100 (e)    144,425
                                                                  -----------
                                                                      252,925
                                                                  -----------
LITHUANIA--1.0%
  Republic of Lithuania 6.625%, 2/20/08 ...   Baa          150 (e)    210,346
                                                                  -----------
MEXICO--0.9%
  United Mexican States 4.625%, 10/8/08 ...   Baa          200        202,500
                                                                  -----------
NEW ZEALAND--1.2%
  Government of New Zealand Series 205
    6.50%, 2/15/05 ........................   Aaa          400 (f)    265,444
                                                                  -----------
PHILIPPINES--0.5%
  Republic of the Philippines 8.375%,
    3/12/09 ...............................   Ba           100        105,875
                                                                  -----------
RUSSIA--0.4%
  Ministry Finance of Russia Series V 3%,
    5/14/08 ...............................   B            100         90,125
                                                                  -----------
SLOVAKIA--1.1%
  Slovak Republic 7.375%, 4/14/10 .........   A            150 (e)    224,300
                                                                  -----------
TURKEY--1.1%
  Republic of Turkey 10.50%, 1/13/08 ......   B            200        236,000
                                                                  -----------
UKRAINE--1.0%
  Government of Ukraine RegS 11%, 3/15/07 .   B            196        218,052
                                                                  -----------
VENEZUELA--0.8%
  Republic of Venezuela 5.375%, 8/7/10 ....   Caa          200        164,868
                                                                  -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $2,898,927) ...............................      3,037,654
                                                                  -----------
FOREIGN CORPORATE BONDS--11.2%
AUSTRALIA--1.3%
  European Investment Bank Series MTN 6%,
    7/15/05 ...............................   Aaa          350 (g)    265,567
                                                                  -----------
BERMUDA--0.9%
  Oil Insurance Ltd. 144A 5.15%,
    8/15/33 (b) ...........................   A            200        201,376
                                                                  -----------
BRAZIL--0.5%
  Petrobras International Finance Co.
    9.125%, 7/2/13 ........................   Ba           100        110,000
                                                                  -----------
CANADA--1.5%
  Abitibi-Consolidated, Inc. 6.95%,
    12/15/06 ..............................   Ba           200        209,563
  Thomson Corp. (The) 4.25%, 8/15/09 ......   A            100        100,961
                                                                  -----------
                                                                      310,524
                                                                  -----------
FRANCE--1.9%
  France Telecom 9%, 3/1/11 ...............   Baa          250        300,270
  Vivendi Universal SA 144A 6.25%,
    7/15/08 (b) ...........................   B            100        105,500
                                                                  -----------
                                                                      405,770
                                                                  -----------


                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


                                             MOODY'S      PAR
                                              RATING     VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   -----    -----------
HONG KONG--1.2%
  Hutchison Whampoa International Ltd. 144A
    5.45%, 11/24/10 (b) ...................   A           $250    $   253,577
                                                                  -----------
ITALY--1.2%
  Telecom Italia Capital SA 144A 4%,
    11/15/08 (b) ..........................   Baa          250        251,582
                                                                  -----------
NETHERLANDS--1.3%
  Kazkommerts International BV 144A
    10.125%, 5/8/07 (b) ...................   Baa          250        282,500
                                                                  -----------
UNITED KINGDOM--1.4%
  British Telecom plc 8.375%, 12/15/10 ....   Baa          250        304,219
                                                                  -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,329,057) ...............................      2,385,115
                                                                  -----------
TOTAL INVESTMENTS--96.4%
  (Identified cost $20,379,286) ..............................     20,587,562(a)
  Other assets and liabilities, net--3.6% ....................        760,474
                                                                  -----------
NET ASSETS--100.0% ...........................................    $21,348,036
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $343,621 and gross depreciation of $136,840 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $20,380,781.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $2,365,332 or 11.1% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Par value represents Euro.
(f) Par value represents New Zealand Dollar.
(g) Par value represents Australian Dollar.


                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $20,379,286) ............................................      $20,587,562
Cash ....................................................................................................          467,532
Receivables
  Interest ..............................................................................................          257,607
  Fund shares sold ......................................................................................           45,131
  Investment securities sold ............................................................................           36,563
Prepaid expenses ........................................................................................              164
                                                                                                               -----------
    Total assets ........................................................................................       21,394,559
                                                                                                               -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................              875
  Professional fee ......................................................................................           17,518
  Investment advisory fee ...............................................................................            9,931
  Printing fee ..........................................................................................            5,453
  Financial agent fee ...................................................................................            4,208
  Trustees' fee .........................................................................................            2,360
  Administration fee ....................................................................................            1,353
Accrued expenses ........................................................................................            4,825
                                                                                                               -----------
    Total liabilities ...................................................................................           46,523
                                                                                                               -----------
NET ASSETS ..............................................................................................      $21,348,036
                                                                                                               ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $21,170,945
  Distributions in excess of net investment income ......................................................           (3,392)
  Accumulated net realized loss .........................................................................          (31,095)
  Net unrealized appreciation ...........................................................................          211,578
                                                                                                               -----------
NET ASSETS ..............................................................................................      $21,348,036
                                                                                                               ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        2,123,909
                                                                                                               ===========
Net asset value and offering price per share ............................................................           $10.05
                                                                                                                    ======


STATEMENT OF OPERATIONS
FROM INCEPTION JUNE 2, 2003 TO DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ......................................................................................................      $ 448,094
                                                                                                                       ---------
    Total investment income .....................................................................................        448,094
                                                                                                                       ---------
EXPENSES
  Investment advisory fee .......................................................................................         43,925
  Financial agent fee ...........................................................................................         27,661
  Administration fee ............................................................................................          6,764
  Professional ..................................................................................................         19,052
  Printing ......................................................................................................         18,157
  Custodian .....................................................................................................          6,373
  Trustees ......................................................................................................          3,754
  Miscellaneous .................................................................................................          9,759
                                                                                                                       ---------
    Total expenses ..............................................................................................        135,445
    Less expenses borne by investment adviser ...................................................................       (117,579)
    Custodian fees paid indirectly ..............................................................................           (296)
                                                                                                                       ---------
    Net expenses ................................................................................................         17,570
                                                                                                                       ---------
NET INVESTMENT INCOME ...........................................................................................        430,524
                                                                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................................................................        (23,456)
  Net realized loss on foreign currency transactions ............................................................        (11,980)
  Net change in unrealized appreciation (depreciation) on investments ...........................................        208,276
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....          3,302
                                                                                                                       ---------
NET GAIN ON INVESTMENTS .........................................................................................        176,142
                                                                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $ 606,666
                                                                                                                       =========

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     FROM INCEPTION
                                                                                                                       6/2/03 TO
                                                                                                                        12/31/03
                                                                                                                     --------------
FROM OPERATIONS
  Net investment income (loss) ..........................................................................             $   430,524
  Net realized gain (loss) ..............................................................................                 (35,436)
  Net change in unrealized appreciation (depreciation) ..................................................                 211,578
                                                                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................................                 606,666
                                                                                                                      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................................................................                (434,567)
                                                                                                                      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................................                (434,567)
                                                                                                                      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,295,193 shares) ......................................................              22,896,056
  Net asset value of shares issued from reinvestment of distributions (43,418 shares) ...................                 434,567
  Cost of shares repurchased (214,702 shares) ...........................................................              (2,154,686)
                                                                                                                      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................................              21,175,937
                                                                                                                      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................................              21,348,036
NET ASSETS
  Beginning of period ...................................................................................                      --
                                                                                                                      -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF ($3,392)) ................             $21,348,036
                                                                                                                      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              FROM INCEPTION
                                                                6/2/03 TO
                                                                 12/31/03
                                                              --------------
Net asset value, beginning of period ........................     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................       0.24
  Net realized and unrealized gain (loss) ...................       0.05
                                                                  ------
    TOTAL FROM INVESTMENT OPERATIONS ........................       0.29
                                                                  ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................      (0.24)
                                                                  ------
    TOTAL DISTRIBUTIONS .....................................      (0.24)
                                                                  ------
CHANGE IN NET ASSET VALUE ...................................       0.05
                                                                  ------
NET ASSET VALUE, END OF PERIOD ..............................     $10.05
                                                                  ======
Total return ................................................       2.96% (4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................     $21,348
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ....................................       0.20% (2)(3)
  Net investment income .....................................       4.90% (3)
Portfolio turnover ..........................................         50% (4)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.54% for the period ended December 31, 2003.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


A DISCUSSION WITH THE SERIES PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks maximum total return consistent with preservation of capital.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2003, the series advanced 6.39%. Meanwhile, the Lehman Brothers Government/Credit Bond Index 1 returned 4.66% and the Lehman Brothers Aggregate Bond Index 2 gained 4.10%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: After outpacing stocks for three consecutive years, U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields fluctuated with the headline news and fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, early in the period, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and expanding federal deficit.

Q: HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

A: In anticipation of a strengthening economy and higher interest rates, we maintained a shorter overall duration than our benchmark, the Lehman Brothers Government/Credit Bond Index. This relatively conservative stance proved to be the right choice as Treasury yields rose at all but the shortest maturities along the yield curve in response to a steady improvement in economic fundamentals. Our exposure to corporate bonds also worked to our advantage as the strengthening economy put corporate borrowers in a better position to repay their debt. That allowed corporate spreads to tighten and also aided performance.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: Among our top contributors was British Sky Broadcasting. The company is the largest satellite TV provider in the U.K. and Ireland and has been rapidly growing its subscriber base. Elsewhere, cable television provider Comcast was also a top performer. The integration of AT&T Broadband's systems has progressed seamlessly. Meanwhile, Comcast has continued to successfully grow its existing business while divesting non-core assets to pay down debt. Finally,
Minneapolis-based utility Xcel Energy also performed well. The company had suffered from its involvement with merchant power producer NRG. Our Xcel mortgage bonds rose sharply as Xcel put its problems behind it, and we were confident enough in the company to purchase unsecured Xcel debt as the recovery progressed.

     Major detractors from performance included our exposure to Treasuries and agency debt issued by the Federal Home Loan Mortgage Corporation, or Freddie Mac. These securities were substantial contributors early in the year but declined sharply between June and December as interest rates rose. Meanwhile, we also suffered a setback in Coastal Corp., an oil and gas pipeline company and refiner. Finally, several individual corporate bonds within the portfolio were held during the period when rates rose most sharply, causing them to appear as big detractors from performance despite the fact that very little happened on the credit front to cause them to decline. Examples include Pitney-Bowes, a maker of office equipment and document management systems. We bought these bonds at the end of April and sold them in early August, a period that saw yields on the 10-year treasury note rise by more than 35 basis points.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


Q: HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

A: The recovery in corporate bond spreads that has taken place over the last year is nothing short of incredible. While that may mean the easy money has already been made, investors able to make tough valuation decisions can potentially still prosper in such an environment. We believe seeing through uncertainty to uncover a security's true value is what we do best, and we will always strive to populate the portfolio with what we view as the best total return ideas we can find. Toward that end, we will continue to use our flexible mandate to its full advantage and expect our current preference for corporate bonds over lower-yielding alternatives such as Treasuries to continue in 2004.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.




  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Flexible Income Series                                    6.39%        7.57%
--------------------------------------------------------------------------------
  Lehman Brothers Government/Credit Bond Index 1            4.66%        8.71%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 2                    4.10%        8.34%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

              Flexible           Lehman Brothers              Lehman Brothers
           Income Series  Government/Credit Bond Index 1  Aggregate Bond Index 2
12/15/99      $10,000                $10,000                      $10,000
12/31/99      $10,002                $ 9,942                      $ 9,953
12/29/00      $10,645                $11,120                      $11,110
12/31/01      $11,416                $12,065                      $12,048
12/31/02      $12,628                $13,397                      $13,284
12/31/03      $13,434                $14,021                      $13,829


1 The Lehman Brothers Government/Credit Bond Index measures government and corporate broad bond market total return performance.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
U.S. GOVERNMENT SECURITIES--20.0%
U.S. TREASURY BONDS--3.6%
  U.S. Treasury Bond 7.25%, 5/15/16 .........  AAA       $  425   $   530,171
  U.S. Treasury Bond 7.25%, 8/15/22 .........  AAA          180       227,173
  U.S. Treasury Bond 5.375%, 2/15/31 ........  AAA          990     1,032,423
                                                                  -----------
                                                                    1,789,767
                                                                  -----------
U.S. TREASURY NOTES--16.4%
  U.S. Treasury Note 1.625%, 9/30/05 ........  AAA          290       289,887
  U.S. Treasury Note 5.75%, 11/15/05 ........  AAA          382       410,143
  U.S. Treasury Note 2.625%, 11/15/06 .......  AAA        2,065     2,083,230
  U.S. Treasury Note 4.375%, 5/15/07 ........  AAA          474       501,940
  U.S. Treasury Note 3.375%, 11/15/08 .......  AAA        1,087     1,095,620
  U.S. Treasury Note 6%, 8/15/09 ............  AAA          264       299,031
  U.S. Treasury Note 5.75%, 8/15/10 .........  AAA          620       695,175
  U.S. Treasury Note 5%, 2/15/11 ............  AAA          230       247,007
  U.S. Treasury Inflationary Note 3%,
    7/15/12 (i) .............................  AAA        1,170     1,312,421
  U.S. Treasury Note 4.25%, 11/15/13 ........  AAA        1,220     1,218,665
                                                                  -----------
                                                                    8,153,119
                                                                  -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $9,807,122) ................................     9,942,886
                                                                  -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--8.6%
  Fannie Mae 2.875%, 10/15/05 ...............  AAA        1,880     1,914,774
  Fannie Mae 3.25%, 11/15/07 ................  AAA          515       518,261
  Fannie Mae 5.25%, 1/15/09 .................  AAA          538       579,018
  Fannie Mae 6.25%, 2/1/11 ..................  AA-          800       884,363
  Fannie Mae 4.375%, 9/15/12 ................  AAA          220       217,659
  Fannie Mae 4.625%, 5/1/13 .................  AA-          175       170,313
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $4,231,312) ................................     4,284,388
                                                                  -----------
CORPORATE BONDS--60.1%
AEROSPACE & DEFENSE--0.7%
  Precision Castparts Corp. 144A 5.60%,
    12/15/13 (b) ............................  BBB-         150       150,900
  Raytheon Co. 6.50%, 7/15/05 ...............  BBB-         200       213,135
                                                                  -----------
                                                                      364,035
                                                                  -----------
AGRICULTURAL PRODUCTS--0.1%
  Bunge Ltd. Finance Corp. 144A 4.375%,
    12/15/08 (b) ............................  BBB           50        50,295
                                                                  -----------
AIRLINES--0.2%
  Continental Airlines, Inc. Series 974C
    6.80%, 7/2/07 ...........................  BB-           55        54,064
  Continental Airlines, Inc. Series A 7.875%,
    7/2/18 ..................................  BBB           25        25,147
                                                                  -----------
                                                                       79,211
                                                                  -----------
APPAREL RETAIL--0.1%
  Gap, Inc. (The) 6.90%, 9/15/07 ............  BB+           50        55,437
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.9%
  Bank of New York Co., Inc. (The) Series
    MTNE 2.20%, 5/12/06 .....................  A+           180       180,482
  Franklin Resources, Inc. 3.70%, 4/15/08 ...  A            125       124,322
  Mellon Funding Corp. 5%, 12/1/14 ..........  A            150       150,378
                                                                  -----------
                                                                      455,182
                                                                  -----------
AUTO PARTS & EQUIPMENT--0.3%
  TRW Automotive, Inc. 10.125%, 2/15/13 .....  B+           100(g)    144,425
                                                                  -----------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
AUTOMOBILE MANUFACTURERS--0.2%
  General Motors Corp. 7.125%, 7/15/13 ......  BBB       $   75   $    82,250
                                                                  -----------
BREWERS--0.9%
  Anheuser-Busch Cos., Inc. 5.95%, 1/15/33 ..  A+           100       102,662
  Coors Brewing Co. 6.375%, 5/15/12 .........  BBB+         235       256,000
  Miller Brewing Co. 144A 5.50%, 8/15/13 (b)   BBB+         100       102,164
                                                                  -----------
                                                                      460,826
                                                                  -----------
BROADCASTING & CABLE TV--4.1%
  Clear Channel Communications, Inc. 6%,
    11/1/06 .................................  BBB-          21        22,701
  Comcast Corp. 6.375%, 1/30/06 .............  BBB          300       322,964
  Comcast Corp. 5.85%, 1/15/10 ..............  BBB          150       160,157
  Comcast Corp. 5.50%, 3/15/11 ..............  BBB          225       233,870
  Cox Communications, Inc. 6.875%, 6/15/05 ..  BBB          300       320,835
  Cox Communications, Inc. 7.125%, 10/1/12 ..  BBB           20        23,068
  Echostar DBS Corp. 9.125%, 1/15/09 ........  BB-          133       149,459
  EchoStar DBS Corp. 144A 5.75%, 10/1/08 (b)   BB-          125       127,031
  Tele-Communications, Inc. 7.875%, 8/1/13 ..  BBB          225       266,332
  Univision Communications, Inc. 3.50%,
    10/15/07 ................................  BBB-          75        75,384
  Univision Communications, Inc. 3.875%,
    10/15/08 ................................  BBB-         175       173,150
  Xm Satellite Radio, Inc. 12%, 6/15/10 .....  CCC+         125       141,875
                                                                  -----------
                                                                    2,016,826
                                                                  -----------
CATALOG RETAIL--0.4%
  InterActiveCorp 7%, 1/15/13 ...............  BBB-         200       220,516
                                                                  -----------
COMPUTER HARDWARE--1.4%
  Apple Computer, Inc. 6.50%, 2/15/04 .......  BB           288       289,440
  International Business Machines Corp. .....
    4.25%, 9/15/09 ..........................  A+            50        51,293
  International Business Machines Corp. .....
    5.875%, 11/29/32 ........................  A+           150       150,927
  International Business Machines Corp. .....
    Series MTN 2.375%, 11/1/06 ..............  A+           225       224,547
                                                                  -----------
                                                                      716,207
                                                                  -----------
CONSUMER FINANCE--6.2%
  Capital One Bank 5.75%, 9/15/10 ...........  BBB-         125       132,229
  Caterpillar Financial Services Corp. Series
    MTNF 2.35%, 9/15/06 .....................  A            200       198,951
  Ford Motor Credit Co. 5.75%, 2/23/04 ......  BBB-         400       402,397
  Ford Motor Credit Co. 5.625%, 10/1/08 .....  BBB-          50        51,330
  Ford Motor Credit Co. 7%, 10/1/13 .........  BBB-          75        79,101
  General Electric Capital Corp. Series MTNA
    2.85%, 1/30/06 ..........................  AAA          500       507,151
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 .............................  AAA          120       130,134
  General Motors Acceptance Corp. 4.50%,
    7/15/06 .................................  BBB          500       514,381
  General Motors Acceptance Corp. 5.85%,
    1/14/09 .................................  BBB          125       132,373
  General Motors Acceptance Corp. 6.875%,
    9/15/11 .................................  BBB           75        80,785
  Household Finance Corp. 4.625%, 1/15/08 ...  A            150       155,929
  Household Finance Corp. Series MTN
    3.375%, 2/21/06 .........................  A            125       127,850
  PHH Corp. 6%, 3/1/08 ......................  BBB+         175       188,294
  SLM Corp. 3.95%, 8/15/08 ..................  A            250       252,472
  SLM Corp. Series MTN 5.05%, 11/14/14 ......  A            125       123,503
                                                                  -----------
                                                                    3,076,880
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.1%
  Fiserv, Inc. 4%, 4/15/08 ..................  BBB+      $   75   $    74,647
                                                                  -----------
DEPARTMENT STORES--0.4%
  Penney (J.C.) Co., Inc. 6%, 5/1/06 ........  BB+          145       147,175
  Saks, Inc. 8.25%, 11/15/08 ................  BB            50        55,750
                                                                  -----------
                                                                      202,925
                                                                  -----------
DISTILLERS & VINTNERS--0.3%
  Brown-Forman Corp. 2.125%, 3/15/06 ........  A            150       149,582
                                                                  -----------
DIVERSIFIED BANKS--0.4%
  US Bancorp Series MTN 2.75%, 3/30/06 ......  A+           175       177,155
                                                                  -----------
DIVERSIFIED CHEMICALS--0.1%
  Nalco Co. 144A 7.75%, 11/15/11 (b) ........  B             50        53,750
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--1.1%
  ARAMARK Services, Inc. 7%, 5/1/07 .........  BBB-         145       159,430
  ARAMARK Services, Inc. 6.375%, 2/15/08 ....  BBB-         110       117,354
  Cendant Corp. 6.25%, 3/15/10 ..............  BBB          175       190,302
  Cintas Corp. No. 2 6%, 6/1/12 .............  A             75        81,268
                                                                  -----------
                                                                      548,354
                                                                  -----------
DIVERSIFIED METALS & MINING--0.4%
  Freeport-McMoRan Copper & Gold, Inc.
    (Indonesia) 10.125%, 2/1/10 .............  B-           175       202,562
                                                                  -----------
DRUG RETAIL--0.1%
  Rite Aid Corp. 7.625%, 4/15/05 ............  B-            25        25,500
  Rite Aid Corp. 7.125%, 1/15/07 ............  B-            25        25,625
                                                                  -----------
                                                                       51,125
                                                                  -----------
ELECTRIC UTILITIES--6.1%
  AmerenEnergy Generating Co. Series F
    7.95%, 6/1/32 ...........................  A-            40        48,186
  Centerpoint Energy, Inc. 144A 5.875%,
    6/1/08 (b) ..............................  BBB-         125       130,219
  Cinergy Corp. 6.25%, 9/1/04 ...............  BBB          180       184,644
  CMS Energy Corp. 7.625%, 11/15/04 .........  B+           100       103,500
  CMS Energy Corp. 7.50%, 1/15/09 ...........  B+           125       129,375
  CMS Energy Corp. 144A 7.75%, 8/1/10 (b) ...  B+           100       105,625
  Dominion Resources, Inc. 5%, 3/15/13 ......  BBB+         175       174,185
  Dominion Resources, Inc. Series D 5.125%,
    12/15/09 ................................  BBB+         100       104,379
  MidAmerican Energy Holdings 3.50%,
    5/15/08 .................................  BBB-         200       196,625
  Northern States Power Co. 2.875%, 8/1/06 ..  BBB+          75        75,284
  PSE&G Power LLC 5.50%, 12/1/15 ............  BBB          100       100,141
  Public Service Co. of Colorado 7.875%,
    10/1/12 .................................  BBB+         200       242,740
  Public Service Co. of Colorado Series 12
    4.875%, 3/1/13 ..........................  BBB+          50        49,978
  Public Service Co. of Colorado Series A
    6.875%, 7/15/09 .........................  BBB-          25        28,115
  Southern California Edison Co. 7.625%,
    1/15/10 .................................  BBB-         100       115,500
  Southwestern Public Service Co. Series B
    5.125%, 11/1/06 (f) .....................  BBB          425       450,375
  TXU Corp. Series C 6.375%, 1/1/08 .........  BBB-         250       263,125
  TXU Corp. Series J 6.375%, 6/15/06 ........  BBB-         275       290,812
  TXU Energy Co 7%, 3/15/13 .................  BBB          125       138,250
  Xcel Energy, Inc. 3.40%, 7/1/08 ...........  BBB-         100        97,658
                                                                  -----------
                                                                    3,028,716
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.1%
  Jabil Circuit, Inc. 5.875%, 7/15/10 .......  BB+           50        52,154
                                                                  -----------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
ENVIRONMENTAL SERVICES--2.1%
  Allied Waste North America Series B 10%,
    8/1/09 ..................................  B+        $   60   $    65,100
  Waste Management, Inc. 7%, 10/1/04 ........  BBB          500       517,438
  Waste Management, Inc. 7.375%, 8/1/10 .....  BBB          380       439,101
                                                                  -----------
                                                                    1,021,639
                                                                  -----------
FOOD RETAIL--0.3%
  Safeway, Inc. 6.15%, 3/1/06 ...............  BBB          105       112,349
  Stater Brothers Holdings, Inc. 10.75%,
    8/15/06 .................................  B-            50        52,937
                                                                  -----------
                                                                      165,286
                                                                  -----------
GAS UTILITIES--0.6%
  Centerpoint Energy Resources Corp. 6.50%,
    2/1/08 ..................................  BBB           50        53,564
  Panhandle Eastern Pipe Line Co. 144A
    4.80%, 8/15/08 (b) ......................  BBB          100       103,035
  Southwest Gas Corp. 7.625%, 5/15/12 .......  BBB-         140       159,162
                                                                  -----------
                                                                      315,761
                                                                  -----------
HEALTH CARE EQUIPMENT--0.2%
  Mallinckrodt, Inc. 6.75%, 9/15/05 .........  BBB-          75        79,313
                                                                  -----------
HEALTH CARE FACILITIES--2.8%
  HCA, Inc. 6.91%, 6/15/05 ..................  BBB-         355       373,946
  HCA, Inc. 5.25%, 11/6/08 ..................  BBB-          25        25,478
  HCA, Inc. 6.95%, 5/1/12 ...................  BBB-         135       144,749
  HCA, Inc. 6.25%, 2/15/13 ..................  BBB-         375       383,853
  Manor Care, Inc. 6.25%, 5/1/13 ............  BBB          300       316,125
  Service Corporation International 6%,
    12/15/05 ................................  BB-           75        76,875
  Vicar Operating, Inc. 9.875%, 12/1/09 .....  B-            60        66,900
                                                                  -----------
                                                                    1,387,926
                                                                  -----------
HEALTH CARE SERVICES--1.1%
  Fresenius Medical Capital Trust IV 7.875%,
    6/15/11 .................................  BB-           25        27,125
  Medco Health Solutions, Inc. 7.25%,
    8/15/13 .................................  BBB          175       190,916
  Quest Diagnostics, Inc. 6.75%, 7/12/06 ....  BBB          250       273,210
  Quest Diagnostics, Inc. 7.50%, 7/12/11 ....  BBB           35        40,707
                                                                  -----------
                                                                      531,958
                                                                  -----------
HOMEBUILDING--0.3%
  K. Hovnanian Enterprises, Inc. 6.50%,
    1/15/14 .................................  BB            75        75,094
  Toll Brothers, Inc. 6.875%, 11/15/12 ......  BBB-          75        82,701
                                                                  -----------
                                                                      157,795
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.9%
  Hard Rock Hotel, Inc. 144A 8.875%,
    6/1/13 (b) ..............................  B            125       133,750
  Starwood Hotels and Resorts 6.75%,
    11/15/05 ................................  BB+          300       316,500
                                                                  -----------
                                                                      450,250
                                                                  -----------
HOUSEHOLD PRODUCTS--1.7%
  Dial Corp. (The) 7%, 8/15/06 ..............  BBB-         280       309,865
  Dial Corp. (The) 6.50%, 9/15/08 ...........  BBB-         300       335,581
  Procter & Gamble Co. (The) 4.75%, 6/15/07 .  AA-          195       206,426
                                                                  -----------
                                                                      851,872
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.1%
  Newell Rubbermaid, Inc. 4%, 5/1/10 ........  BBB+          50        48,378
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--0.9%
  Wal-Mart Stores, Inc. 6.875%, 8/10/09 .....  AA           250       288,012
  Wal-Mart Stores, Inc. 4.55%, 5/1/13 .......  AA           150       148,160
                                                                  -----------
                                                                      436,172
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
INDUSTRIAL MACHINERY--0.5%
  Kennametal, Inc. 7.20%, 6/15/12 ...........  BBB       $  225   $   238,648
                                                                  -----------
INTEGRATED OIL & GAS--1.7%
  ChevronTexaco Capital Co. 3.50%, 9/17/07 ..  AA           260       264,804
  Conoco Funding Co. 5.45%, 10/15/06 ........  A-           340       364,785
  Occidental Petroleum Corp. 5.875%, 1/15/07   BBB+         130       141,034
  Occidental Petroleum Corp. Series MTN
    4.25%, 3/15/10 ..........................  BBB+          80        80,501
                                                                  -----------
                                                                      851,124
                                                                  -----------
LIFE & HEALTH INSURANCE--2.0%
  Americo Life, Inc. 144A 7.875%, 5/1/13 (b)   BBB-         250       249,375
  Nationwide Financial Services, Inc. 5.625%,
    2/13/15 .................................  A-           125       128,834
  Nationwide Mutual Insurance Co. 7.50%,
    2/15/24 .................................  A-           100       102,692
  New York Life Insurance Co. 144A 5.875%,
    5/15/33 (b) .............................  AA-          100        99,388
  Provident Cos., Inc. 6.375%, 7/15/05 ......  BBB-          75        78,344
  StanCorp Financial Group, Inc. 6.875%,
    10/1/12 .................................  BBB+         300       326,859
                                                                  -----------
                                                                      985,492
                                                                  -----------
MANAGED HEALTH CARE--2.0%
  UnitedHealth Group, Inc. 7.50%, 11/15/05 ..  A             70        76,847
  UnitedHealth Group, Inc. 5.20%, 1/17/07 ...  A            130       139,111
  UnitedHealth Group, Inc. 3.30%, 1/30/08 ...  A            150       149,310
  UnitedHealth Group, Inc. 4.875%, 4/1/13 ...  A            125       125,870
  WellPoint Health Networks, Inc. 6.375%,
    6/15/06 .................................  A-           455       496,096
                                                                  -----------
                                                                      987,234
                                                                  -----------
MARINE--0.2%
  Ship Finance International Ltd. 144A 8.50%,
    12/15/13 (b) ............................  B            125       124,375
                                                                  -----------
METAL & GLASS CONTAINERS--1.1%
  Ball Corp. 6.875%, 12/15/12 ...............  BB           125       131,250
  Owens-Brockway Glass Container, Inc.
    8.875%, 2/15/09 .........................  BB           140       154,175
  Owens-Brockway Glass Container, Inc.
    7.75%, 5/15/11 ..........................  BB            50        53,938
  Owens-Brockway Glass Container, Inc.
    8.75%, 11/15/12 .........................  BB           100       111,875
  Owens-Illinois, Inc. 7.15%, 5/15/05 .......  B+            75        77,906
                                                                  -----------
                                                                      529,144
                                                                  -----------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley Davidson, Inc. 144A 3.625%,
    12/15/08 (b) ............................  AA-          100        99,748
                                                                  -----------
MOVIES & ENTERTAINMENT--1.6%
  AMC Entertainment, Inc. 9.875%, 2/1/12 ....  CCC+          65        72,638
  Time Warner, Inc. 5.625%, 5/1/05 ..........  BBB+         250       261,698
  Time Warner, Inc. 6.875%, 5/1/12 ..........  BBB+         275       309,459
  Viacom, Inc. 6.40%, 1/30/06 ...............  A-           125       134,980
                                                                  -----------
                                                                      778,775
                                                                  -----------
MULTI-LINE INSURANCE--1.0%
  Farmers Insurance Exchange 144A 8.50%,
    8/1/04 (b) ..............................  BBB+          50        51,053
  Farmers Insurance Exchange 144A 8.625%,
    5/1/24 (b) ..............................  BBB+          75        78,375
  Liberty Mutual Insurance Co. 144A 8.50%,
    5/15/25 (b) .............................  BBB+         200       213,914
  Liberty Mutual Insurance Co. 144A 7.875%,
    10/15/26 (b) ............................  BBB+         145       146,541
                                                                  -----------
                                                                      489,883
                                                                  -----------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
OIL & GAS EQUIPMENT & SERVICES--0.2%
  Halliburton Co. 144A 5.50%, 10/15/10 (b) ..  BBB       $   75   $    78,436
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 .................................  B+            60        68,400
  Pemex Project Funding Master Trust 6.125%,
    8/15/08 .................................  BBB-         200       210,000
  Pemex Project Funding Master Trust
    8.625%, 2/1/22 ..........................  BBB-         125       138,438
  Westport Resources Corp. 144A 8.25%,
    11/1/11 (b) .............................  B+            25        27,625
                                                                  -----------
                                                                      444,463
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.9%
  Devon Energy Corp. 2.75%, 8/1/06 ..........  BBB          175       175,081
  GulfTerra Energy Partners LP Series B
    8.50%, 6/1/10 ...........................  BB-           42        47,880
  Kaneb Pipe Line Operating Partnership
    5.875%, 6/1/13 ..........................  BBB+         125       128,186
  Kern River Funding Corp. 144A 4.893%,
    4/30/18 (b) .............................  A-            97        96,682
  Plains All American Pipeline LP/PAA Finance
    Corp. 144A 5.625%, 12/15/13 (b) .........  BBB-          25        25,344
                                                                  -----------
                                                                      473,173
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.8%
  Citigroup, Inc. 4.875%, 5/7/15 ............  A+           175       170,963
  OneAmerica Financial Partners, Inc. 144A
    7%, 10/15/33 (b) ........................  A-           175       173,239
                                                                  -----------
                                                                      344,202
                                                                  -----------
PACKAGED FOODS & MEATS--3.2%
  Dean Foods Co. 6.625%, 5/15/09 ............  BB-          400       422,000
  Dean Foods Co. 6.90%, 10/15/17 ............  BB-           50        52,000
  Del Monte Corp. 144A 8.625%, 12/15/12 (b) .  B             55        60,500
  Del Monte Corp. Series B 9.25%, 5/15/11 ...  B             30        33,300
  General Mills, Inc. 5.125%, 2/15/07 .......  BBB+         125       132,782
  General Mills, Inc. 3.875%, 11/30/07 ......  BBB+         175       177,212
  General Mills, Inc. 6%, 2/15/12 ...........  BBB+          75        80,203
  Kellogg Co. 2.875%, 6/1/08 ................  BBB          150       144,834
  Kellogg Co. Series B 6%, 4/1/06 ...........  BBB          225       241,096
  Kellogg Co. Series B 6.60%, 4/1/11 ........  BBB          200       224,138
                                                                  -----------
                                                                    1,568,065
                                                                  -----------
PAPER PACKAGING--0.7%
  Sealed Air Corp. 144A 5.375%, 4/15/08 (b) .  BBB          250       263,972
  Sealed Air Corp. 144A 6.875%, 7/15/33 (b) .  BBB           75        79,387
                                                                  -----------
                                                                      343,359
                                                                  -----------
PAPER PRODUCTS--0.0%
  Boise Cascade Corp. 6.50%, 11/1/10 ........  BB            25        26,115
                                                                  -----------
PERSONAL PRODUCTS--0.3%
  Gillette Co. (The) 4.125%, 8/30/07 ........  AA-          125       129,549
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.1%
  21St Century Insurance Group 5.90%,
    12/15/13 ................................  BBB+          25        25,151
  Berkley (W.R.) Corp. 5.875%, 2/15/13 ......  BBB+         150       153,196
  Berkshire Hathaway, Inc. 144A 4.625%,
    10/15/13 (b) ............................  AAA          100        98,320
  Fund American Cos., Inc. 5.875%, 5/15/13 ..  BBB-         250       253,031
  Markel Corp. 6.80%, 2/15/13 ...............  BBB-         250       263,624
  Progressive Corp. (The) 6.25%, 12/1/32 ....  A+            75        78,294
  Travelers Property Casualty Corp. 5%,
    3/15/13 .................................  A-           175       175,115
                                                                  -----------
                                                                    1,046,731
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
PUBLISHING & PRINTING--1.7%
  Belo Corp. 7.125%, 6/1/07 .................  BBB-      $  165   $   184,528
  Belo Corp. 8%, 11/1/08 ....................  BBB-          75        87,525
  Dex Media East LLC/Dex Media East Finance
    Co. 9.875%, 11/15/09 ....................  B             25        28,750
  Dex Media East LLC/Dex Media East Finance
    Co. 144A 8%, 11/15/13 (b) ...............  B             50        52,750
  Dex Media West LLC/Dex Media Finance Co.
    12.125%, 11/15/12 .......................  B             90       111,150
  Dex Media West LLC/Dex Media Finance Co.
    144A 9.875%, 8/15/13 (b) ................  B             75        86,910
  News America, Inc. 6.625%, 1/9/08 .........  BBB-         250       278,061
                                                                  -----------
                                                                      829,674
                                                                  -----------
RAILROADS--0.2%
  CSX Corp. 4.875%, 11/1/09 .................  BBB           95        98,214
                                                                  -----------
REGIONAL BANKS--0.6%
  Citizens Banking Corp. 5.75%, 2/1/13 ......  BBB-          50        50,141
  Zions Bancorporation 2.70%, 5/1/06 ........  BBB          125       125,611
  Zions Bancorporation 6%, 9/15/15 ..........  BBB-         125       131,063
                                                                  -----------
                                                                      306,815
                                                                  -----------
RESTAURANTS--0.1%
  Domino's, Inc. 144A 8.25%, 7/1/11 (b) .....  B-            40        43,050
  Yum! Brands, Inc. 7.70%, 7/1/12 ...........  BB+           25        28,906
                                                                  -----------
                                                                       71,956
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.1%
  Amkor Technology, Inc. 10.50%, 5/1/09 .....  CCC+          35        37,538
                                                                  -----------
SOFT DRINKS--0.8%
  Coca Cola Enterprises, Inc. 4.375%,
    9/15/09 .................................  A            250       256,762
  Coca Cola Enterprises, Inc. 7.125%, 8/1/17   A            133       156,981
                                                                  -----------
                                                                      413,743
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.9%
  Chevy Chase Bank FSB 6.875%, 12/1/13 ......  BB-           75        77,250
  Sovereign Bank 5.125%, 3/15/13 ............  BBB-         150       148,926
  Sovereign Capital Trust 9%, 4/1/27 ........  BB-           35        38,652
  Webster Bank 5.875%, 1/15/13 ..............  BBB-         125       129,078
  Webster Capital Trust II Series B 10%,
    4/1/27 ..................................  BB            50        60,456
                                                                  -----------
                                                                      454,362
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
  American Tower Corp. 9.375%, 2/1/09 .......  CCC           75        80,250
  Nextel Communications, Inc. 9.375%,
    11/15/09 ................................  B+           125       136,875
  Nextel Communications, Inc. 7.375%, 8/1/15   B+            50        54,000
                                                                  -----------
                                                                      271,125
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $28,270,631) ...............................    29,731,353
                                                                  -----------
FOREIGN GOVERNMENT SECURITIES--1.6%
GERMANY--0.6%
  Deutsche Bundesrepublik Series 02 5%,
    7/4/12 ..................................  AAA          225(g)    300,495
                                                                  -----------
MEXICO--0.1%
  United Mexican States 4.625%, 10/8/08 .....  BBB-          50        50,625
                                                                  -----------
SPAIN--0.9%
  Kingdom of Spain 5%, 7/30/12 ..............  AA+          325(g)    433,191
                                                                  -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $708,128) ..................................       784,311
                                                                  -----------


                                             STANDARD
                                             & POOR'S     PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            ----------   ------   -----------
FOREIGN CORPORATE BONDS--5.9%
AUSTRALIA--0.2%
  Hanson Australia Funding 5.25%, 3/15/13 ...  BBB+      $  125   $   124,423
                                                                  -----------
BELGIUM--0.3%
  Telenet Group Holdings NV 144A 9%,
    12/15/13 (b) ............................  B-            75(g)     98,385
  Telenet Group Holdings NV 144A 0%,
    6/15/14 (b) (h) .........................  CCC+          75        47,625
                                                                  -----------
                                                                      146,010
                                                                  -----------
CANADA--0.4%
  Corus Entertainment, Inc. 8.75%, 3/1/12 ...  B+            90        99,450
  Rogers Cable, Inc. 6.25%, 6/15/13 .........  BBB-         100       100,750
                                                                  -----------
                                                                      200,200
                                                                  -----------
GERMANY--0.1%
  Fresenius Finance BV 144A 7.75%,
    4/30/09 (b) .............................  BB+           50(g)     68,428
                                                                  -----------
HONG KONG--0.3%
  Hutchison Whampoa International Ltd. 144A
    5.45%, 11/24/10 (b) .....................  A-           150       152,146
                                                                  -----------
IRELAND--0.5%
  Valentia Telecommunications Ltd. 144A
    7.25%, 8/15/13 (b) ......................  BB+          175(g)    238,120
                                                                  -----------
NETHERLANDS--0.2%
  Deutsche Telekom International Finance BV
    3.875%, 7/22/08 .........................  BBB+          75        75,247
                                                                  -----------
UNITED KINGDOM--2.0%
  British Sky Broadcasting Group plc 7.30%,
    10/15/06 ................................  BBB-         250       278,579
  British Sky Broadcasting Group plc 6.875%,
    2/23/09 .................................  BBB-         550       618,180
  SABMiller plc 144A 6.625%, 8/15/33 (b) ....  BBB+          75        79,292
                                                                  -----------
                                                                      976,051
                                                                  -----------
UNITED STATES--2.2%
  TXU Australia Holdings Partnership LP 144A
    6.15%, 11/15/13 (b) .....................  BBB          200       203,847
  Tyco International Group SA 6.375%,
    2/15/06 .................................  BBB-         125       133,125
  Tyco International Group SA 5.80%, 8/1/06 .  BBB-         375       396,562
  Tyco International Group SA 6.375%,
    10/15/11 ................................  BBB-         125       133,594
  Tyco International Group SA 144A 6%,
    11/15/13 (b) ............................  BBB-         225       231,750
                                                                  -----------
                                                                    1,098,878
                                                                  -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,888,919) ................................     3,079,503
                                                                  -----------
CONVERTIBLE BONDS--0.1%
AUTOMOBILE MANUFACTURERS--0.0%
  Fleetwood Enterprises Cv. 144A 5%,
    12/15/23 (b) ............................  NR            10        11,613
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.0%
  Candescent Technologies Corp. Cv. 144A
    8%, 5/1/03 (b) (c) (d) (e) ..............  NR            50             0
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
  Magnum Hunter Re Cv. 144A 1.17%,
    12/15/23 (b) (h) ........................  NR            15        16,331
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $67,439) ...................................        27,944
                                                                  -----------


                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


                                                         SHARES      VALUE
                                                         ------   -----------
PREFERRED STOCKS--0.4%
REITS--0.0%
  Saul Centers, Inc. Pfd. 8% .........................    1,100   $    29,150
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.4%
  Chevy Chase Bank Pfd. 8% ...........................    3,925       112,647
  Chevy Chase Preferred Capital Corp. Series A Pfd.
    10.375% ..........................................    1,225        73,500
                                                                  -----------
                                                                      186,147
                                                                  -----------
TOTAL PREFERRED STOCKS
  (Identified cost $195,830) ..................................       215,297
                                                                  -----------
CONVERTIBLE PREFERRED STOCKS--0.1%

AUTOMOBILE MANUFACTURERS--0.1%
  General Motors Corp. Series C Cv. Pfd. 6.25% .......      650        20,995
                                                                  -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $21,027) ...................................        20,995
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--96.8%
  (Identified cost $46,190,408) ...............................    48,086,677
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                         ------   -----------
SHORT-TERM OBLIGATIONS--2.2%
FEDERAL AGENCY SECURITIES--2.2%
  Federal Home Loan Discount Note 0.75%,
    1/2/04 ...........................................   $1,100   $ 1,099,977
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,099,977) ................................     1,099,977
                                                                  -----------
TOTAL INVESTMENTS--99.0%
  (Identified cost $47,290,385) ...............................    49,186,654(a)
  Other assets and liabilities, net--1.0% .....................       475,068
                                                                  -----------
NET ASSETS--100.0% ............................................   $49,661,722
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,013,480 and gross depreciation of $179,217 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $47,352,391.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $4,253,290 or 8.6% of net assets.
(c) Security in default.
(d) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2003, this security amounted to a value of $0 or 0% of net assets. For acquisition information, see Notes to Financial Statements.
(e) Non-income producing.
(f) All or a portion segregated as collateral for forward currency contracts and long settlements.
(g) Par value represents Euro.
(h) Variable or step coupon security; interest rate reflects the rate currently in effect.
(i) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.


                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $47,290,385) ............................................      $49,186,654
Cash ....................................................................................................            3,618
Receivables
  Interest ..............................................................................................          665,169
  Investment securities sold ............................................................................          149,941
  Fund shares sold ......................................................................................          112,174
Prepaid expenses ........................................................................................              784
                                                                                                               -----------
    Total assets ........................................................................................       50,118,340
                                                                                                               -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................          174,066
  Investment securities purchased .......................................................................           96,558
  Net unrealized depreciation on forward currency contracts .............................................           97,563
  Professional fee ......................................................................................           31,440
  Investment advisory fee ...............................................................................           23,255
  Printing fee ..........................................................................................           16,805
  Financial agent fee ...................................................................................            5,764
  Administration fee ....................................................................................            3,232
  Trustees' fee .........................................................................................            2,360
Accrued expenses ........................................................................................            5,575
                                                                                                               -----------
    Total liabilities ...................................................................................          456,618
                                                                                                               -----------
NET ASSETS ..............................................................................................      $49,661,722
                                                                                                               ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $47,583,012
  Undistributed net investment income ...................................................................          177,989
  Accumulated net realized gain .........................................................................           99,843
  Net unrealized appreciation ...........................................................................        1,800,878
NET ASSETS ..............................................................................................      $49,661,722
                                                                                                               ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        4,567,090
                                                                                                               ===========
Net asset value and offering price per share ............................................................           $10.87
                                                                                                                    ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ......................................................................................................      $2,436,366
  Dividends .....................................................................................................           3,893
                                                                                                                       ----------
    Total investment income .....................................................................................       2,440,259
                                                                                                                       ----------
EXPENSES
  Investment advisory fee .......................................................................................         390,016
  Financial agent fee ...........................................................................................          67,501
  Administration fee ............................................................................................          37,447
  Custodian .....................................................................................................          32,858
  Printing ......................................................................................................          29,400
  Professional ..................................................................................................          25,188
  Trustees ......................................................................................................           5,931
  Miscellaneous .................................................................................................          17,814
                                                                                                                       ----------
    Total expenses ..............................................................................................         606,155
    Less expenses borne by investment adviser ...................................................................         (94,125)
    Custodian fees paid indirectly ..............................................................................             (44)
                                                                                                                       ----------
    Net expenses ................................................................................................         511,986
                                                                                                                       ----------
NET INVESTMENT INCOME ...........................................................................................       1,928,273
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................       1,223,781
  Net realized loss on foreign currency transactions ............................................................        (142,193)
  Net change in unrealized appreciation (depreciation) on investments ...........................................         (31,145)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....         (41,574)
                                                                                                                       ----------
NET GAIN ON INVESTMENTS .........................................................................................       1,008,869
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $2,937,142
                                                                                                                       ==========

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                          12/31/03       12/31/02
                                                                                                        ------------  -------------
FROM OPERATIONS
  Net investment income (loss) ........................................................................ $  1,928,273  $   1,574,413
  Net realized gain (loss) ............................................................................    1,081,588        183,552
  Net change in unrealized appreciation (depreciation) ................................................      (72,719)     1,768,935
                                                                                                        ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................................    2,937,142      3,526,900
                                                                                                        ------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................................   (1,726,126)    (1,583,110)
  Net realized short-term gains .......................................................................     (577,558)       (81,351)
  Net realized long-term gains ........................................................................     (414,509)       (58,966)
                                                                                                        ------------  -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................................   (2,718,193)    (1,723,427)
                                                                                                        ------------  -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,580,659 and 2,773,686  shares,  respectively) ......................   28,495,675     29,137,626
  Net asset value of shares issued from  reinvestment  of  distributions (247,648 and 163,467 shares,
    respectively) .....................................................................................    2,718,193      1,723,427
  Cost of shares repurchased (2,274,588 and 1,538,829 shares, respectively) ...........................  (25,126,731)   (16,097,335)
                                                                                                        ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................................    6,087,137     14,763,718
                                                                                                        ------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................................    6,306,086     16,567,191
NET ASSETS
  Beginning of period .................................................................................   43,355,636     26,788,445
                                                                                                        ------------  -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $177,989 AND $11,503,
    RESPECTIVELY) ..................................................................................... $ 49,661,722  $  43,355,636
                                                                                                        ============  =============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                                                         ------------------------------------------    12/15/99 TO
                                                                          2003        2002       2001(7)      2000       12/31/99
                                                                         ------      ------      -------     ------   --------------
Net asset value, beginning of period ................................    $10.80      $10.24      $10.09      $ 9.98       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................      0.43        0.47        0.55(6)     0.53         0.02
  Net realized and unrealized gain (loss) ...........................      0.25        0.60        0.17        0.10        (0.02)
                                                                         ------      ------      ------      ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................................      0.68        1.07        0.72        0.63           --
                                                                         ------      ------      ------      ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................     (0.39)      (0.47)      (0.49)      (0.52)       (0.02)
  Distributions from net realized gains .............................     (0.22)      (0.04)      (0.08)         --           --
                                                                         ------      ------      ------      ------       ------
    TOTAL DISTRIBUTIONS .............................................     (0.61)      (0.51)      (0.57)      (0.52)       (0.02)
                                                                         ------      ------      ------      ------       ------
CHANGE IN NET ASSET VALUE ...........................................      0.07        0.56        0.15        0.11        (0.02)
                                                                         ------      ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD ......................................    $10.87      $10.80      $10.24      $10.09       $ 9.98
                                                                         ======      ======      ======      ======       ======
Total return ........................................................      6.39%      10.62%       7.24%       6.43%        0.02%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................   $49,662     $43,356     $26,788     $12,547       $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .............................................      1.05%(5)    1.04%(5)    0.95%(5)    1.00%(4)     0.95%(1)
  Net investment income .............................................      3.96%       4.66%       5.31%       6.63%        4.81%(1)
Portfolio turnover ..................................................       159%        254%        305%        227%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.24%,  1.34%,  1.51%,  2.47% and 8.18% for the periods ended December 31, 2003,  2002,  2001,  2000 and 1999, respectively.
(4) For the year ended  December 31, 2000,  the ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.
(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.
(7) As required,  effective  January 1, 2001, the Fund adopted the  provisions of AICPA Audit and Accounting  Guide for Investment
    Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment  income to average net assets from 5.41% to 5.31%.  Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The portfolio seeks long-term capital appreciation with dividend income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: The series produced strong returns for the year of 19.10%, but underperformed the benchmark S&P 500(R) Index 1, which returned 28.71%. Although stock selection in the triple-A-rated companies somewhat affected relative return, the majority of the underperformance versus the S&P 500(R) Index was attributable to the series' exclusive focus on high-quality companies. In addition, the portfolio's investment policy of not investing in smaller cap companies also was a factor in the underperformance of the portfolio. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: For the full year, the domestic equity markets provided exceptional returns. Thematically, lower quality and smaller stocks performed much stronger than did higher quality and larger stocks. In the S&P 500(R) Index, stocks that pay dividends rose, on average, about half as much as non-dividend-paying stocks. S&P quality rankings show that A-ranked companies were up about half as much as B-ranked companies, which were up about half as much as C-ranked companies.

     Approximately 29% of the weight of the S&P 500(R) Index is represented by companies that have a triple-B-plus or lower credit rating or no rating. In contrast, the series is 100% invested in companies with an A-minus or better credit-quality profile.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE THIS YEAR?

A: For the full year, the three positions that contributed the most to the portfolio return were Linear Technology, Home Depot, and General Electric. The three positions that contributed the least were SBC Communications, Merck, and Johnson & Johnson.

     Linear  Technology  produced a strong  recovery in sales and earnings.  For
Home Depot, its investment in its stores started to payoff as illustrated by greater than expected comparable store sales. Investors expected that General Electric's portfolio repositioning should lead to a faster rate of growth. Intel reported a strong cyclical rebound in microprocessor business.

     SBC Communications lost access lines to competition. Merck along with other pharmaceutical stocks were weak as industry sales trends slowed and political pressures mounted. Johnson & Johnson fell as competition to the Cypher drug-eluting stent is likely to come sooner than expected.

     Over time in the universe of high-quality companies, we have observed that last year's loser (Home Depot in 2002) often becomes this year's winner. High-quality companies have strong staying power and usually find a way to solve their problems.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Kayne Anderson Rudnick invests solely in high-quality companies, but low-quality stocks were favored by the equity markets in 2003. We believe there are certain factors that indicate that the high-quality, more consistent earnings-growth companies could assume market leadership in 2004. To a significant extent, low real interest rates and abundant liquidity in the financial system provided an environment that allowed lower quality stocks to rebound from their cyclical lows. With the economic recovery strongly underway, we believe that interest rates have probably seen their lows. In addition, we believe earnings comparisons for more operationally and financially levered companies will be much more difficult in the second half of 2004.

     High-quality companies have differentiated businesses that produce high returns on investor capital, substantial free cash flows, and low-debt balance sheets. Such strong financial characteristics allow the companies to reinvest for continued growth and deliver cash to the shareholders through share repurchases and cash dividends.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


     We believe in the power of cash dividends compounding over time. Various studies have shown that approximately two-thirds of long-term stock returns are derived from dividends. The series provides a dividend yield that is approximately twice the level of Treasury-bill yields. In addition, the companies in the portfolio have increased their dividends by 10 to 15% per year over time, which may provide a basis for an increasing income stream in the future and related capital appreciation.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Rising Dividends Series                                  19.10%       10.60%
--------------------------------------------------------------------------------
  S&P 500(R) Index 1                                       28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                            PERIODS ENDING 12/31

              Rising Dividends Series           S&P 500(R) Index 1
8/12/02              $10,000                          $10,000
12/31/02             $ 9,655                          $ 9,806
12/31/03             $11,498                          $12,622


1 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--97.3%
ASSET MANAGEMENT & CUSTODY BANKS--1.9%
  State Street Corp. .................................    4,990   $   259,879
                                                                  -----------
COMPUTER HARDWARE--1.9%
  International Business Machines Corp. ..............    2,780       257,650
                                                                  -----------
CONSUMER FINANCE--2.6%
  American Express Co. ...............................    7,415       357,625
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--3.6%
  Automatic Data Processing, Inc. ....................   12,420       491,956
                                                                  -----------
DIVERSIFIED BANKS--4.2%
  Wells Fargo & Co. ..................................    9,755       574,472
                                                                  -----------
DIVERSIFIED CHEMICALS--2.4%
  Du Pont (E.I.) de Nemours & Co. ....................    7,325       336,144
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--3.2%
  Emerson Electric Co. ...............................    6,900       446,775
                                                                  -----------
HOME FURNISHINGS--2.2%
  Leggett & Platt, Inc. ..............................   14,200       307,146
                                                                  -----------
HOME IMPROVEMENT RETAIL--3.8%
  Home Depot, Inc. (The) .............................   14,610       518,509
                                                                  -----------
HOUSEHOLD PRODUCTS--4.0%
  Procter & Gamble Co. (The) .........................    5,480       547,342
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--3.6%
  Wal-Mart Stores, Inc. ..............................    9,390       498,139
                                                                  -----------
INDUSTRIAL CONGLOMERATES--4.9%
  General Electric Co. ...............................   21,895       678,307
                                                                  -----------
INDUSTRIAL GASES--2.2%
  Air Products and Chemicals, Inc. ...................    5,685       300,339
                                                                  -----------
INDUSTRIAL MACHINERY--2.4%
  Illinois Tool Works, Inc. ..........................    4,035       338,577
                                                                  -----------
INSURANCE BROKERS--2.4%
  Marsh & McLennan Cos., Inc. ........................    6,875       329,244
                                                                  -----------
INTEGRATED OIL & GAS--8.3%
  ConocoPhillips .....................................    7,000       458,990
  Exxon Mobil Corp. ..................................   16,575       679,575
                                                                  -----------
                                                                    1,138,565
                                                                  -----------
MOTORCYCLE MANUFACTURERS--2.8%
  Harley-Davidson, Inc. ..............................    8,100       384,993
                                                                  -----------
MULTI-LINE INSURANCE--3.0%
  American International Group, Inc. .................    6,255       414,581
                                                                  -----------
OFFICE SERVICES & SUPPLIES--2.1%
  Avery Dennison Corp. ...............................    5,100       285,702
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.8%
  Citigroup, Inc. ....................................   10,865       527,387
                                                                  -----------
PACKAGED FOODS & MEATS--1.5%
  Wrigley (Wm.) Jr. Co. ..............................    3,655       205,448
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
PHARMACEUTICALS--13.8%
  Johnson & Johnson ..................................    9,160   $   473,206
  Lilly (Eli) & Co. ..................................    4,800       337,584
  Merck & Co., Inc. ..................................    9,700       448,140
  Pfizer, Inc. .......................................   18,115       640,003
                                                                  -----------
                                                                    1,898,933
                                                                  -----------
REGIONAL BANKS--3.2%
  Fifth Third Bancorp ................................    7,475       441,773
                                                                  -----------
SEMICONDUCTORS--4.5%
  Linear Technology Corp. ............................   14,851       624,782
                                                                  -----------
SOFT DRINKS--5.3%
  Coca-Cola Co. (The) ................................    9,325       473,244
  PepsiCo, Inc. ......................................    5,680       264,801
                                                                  -----------
                                                                      738,045
                                                                  -----------
SYSTEMS SOFTWARE--3.7%
  Microsoft Corp. ....................................   18,368       505,855
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $12,141,465) ...............................    13,408,168
                                                                  -----------
TOTAL INVESTMENTS--97.3%
  (Identified cost $12,141,465) ...............................    13,408,168(a)
  Other assets and liabilities, net--2.7% .....................       374,775
                                                                  -----------
NET ASSETS--100.0% ............................................   $13,782,943
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,403,312 and gross depreciation of $150,040 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $12,154,896.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $12,141,465) ..........................................            $13,408,168
Cash ..................................................................................................                381,247
Receivables
  Dividends and interest ..............................................................................                 21,514
  Fund shares sold ....................................................................................                 19,721
  Receivable from adviser .............................................................................                  7,027
Prepaid expenses ......................................................................................                    104
                                                                                                                   -----------
    Total assets ......................................................................................             13,837,781
                                                                                                                   -----------
LIABILITIES
Payables
  Fund shares repurchased .............................................................................                  1,732
  Professional fee ....................................................................................                 29,787
  Printing fee ........................................................................................                 12,065
  Financial agent fee .................................................................................                  3,842
  Trustees' fee .......................................................................................                  2,360
  Administration fee ..................................................................................                    867
Accrued expenses ......................................................................................                  4,185
                                                                                                                   -----------
    Total liabilities .................................................................................                 54,838
                                                                                                                   -----------
NET ASSETS ............................................................................................            $13,782,943
                                                                                                                   ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ....................................................            $12,529,671
  Accumulated net realized loss .......................................................................                (13,431)
  Net unrealized appreciation .........................................................................              1,266,703
                                                                                                                   -----------
NET ASSETS ............................................................................................            $13,782,943
                                                                                                                   ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......................              1,214,688
                                                                                                                   ===========
Net asset value and offering price per share ..........................................................                 $11.35
                                                                                                                        ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends ..................................................................................................      $  128,938
  Interest ...................................................................................................           1,965
                                                                                                                    ----------
    Total investment income ..................................................................................         130,903
                                                                                                                    ----------
EXPENSES
  Investment advisory fee ....................................................................................          50,250
  Financial agent fee ........................................................................................          41,092
  Administration fee .........................................................................................           5,527
  Professional ...............................................................................................          30,119
  Printing ...................................................................................................          21,530
  Trustees ...................................................................................................           5,931
  Custodian ..................................................................................................           5,306
  Miscellaneous ..............................................................................................          10,393
                                                                                                                    ----------
    Total expenses ...........................................................................................         170,148
    Less expenses borne by investment adviser ................................................................        (109,127)
    Custodian fees paid indirectly ...........................................................................              (4)
                                                                                                                    ----------
    Net expenses .............................................................................................          61,017
                                                                                                                    ----------
NET INVESTMENT INCOME ........................................................................................          69,886
                                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ............................................................................          87,174
  Net change in unrealized appreciation (depreciation) on investments ........................................       1,297,287
                                                                                                                    ----------
NET GAIN ON INVESTMENTS ......................................................................................       1,384,461
                                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................................      $1,454,347
                                                                                                                    ==========

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                       YEAR ENDED       8/12/02 TO
                                                                                                        12/31/03         12/31/02
                                                                                                       -----------    --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................     $    69,886      $    3,149
  Net realized gain (loss) .......................................................................          87,174         (15,153)
  Net change in unrealized appreciation (depreciation) ...........................................       1,297,287         (30,584)
                                                                                                       -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................       1,454,347         (42,588)
                                                                                                       -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................         (69,267)         (3,194)
  Net realized short-term gains ..................................................................         (80,708)             --
  Net realized long-term gains ...................................................................          (4,744)             --
                                                                                                       -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................        (154,719)         (3,194)
                                                                                                       -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,189,552 and 181,833 shares, respectively) .....................      12,382,492       1,798,494
  Net asset value of shares issued from reinvestment of distributions (13,681 and 332 shares,
    respectively) ................................................................................         154,719           3,194
  Cost of shares repurchased (159,198 and 11,512 shares, respectively) ...........................      (1,698,454)       (111,348)
                                                                                                       -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................      10,838,757       1,690,340
                                                                                                       -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................      12,138,385       1,644,558
NET ASSETS
  Beginning of period ............................................................................       1,644,558              --
                                                                                                       -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) .......     $13,782,943      $1,644,558
                                                                                                       ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                  YEAR ENDED     8/12/02 TO
                                                   12/31/03       12/31/02
                                                  ----------   --------------
Net asset value, beginning of period ...........    $ 9.64         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................      0.06           0.02
  Net realized and unrealized gain (loss) ......      1.78          (0.36)
                                                    ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ...........      1.84          (0.34)
                                                    ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........     (0.06)         (0.02)
  Distributions from net realized gains ........     (0.07)            --
                                                    ------         ------
    TOTAL DISTRIBUTIONS ........................     (0.13)         (0.02)
                                                    ------         ------
CHANGE IN NET ASSET VALUE ......................      1.71          (0.36)
                                                    ------         ------
NET ASSET VALUE, END OF PERIOD .................    $11.35         $ 9.64
                                                    ======         ======
Total return ...................................     19.10%         (3.45)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........   $13,783         $1,645
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................      0.85%(4)       0.85%(2)(4)
  Net investment income ........................      0.97%          0.76%(2)
Portfolio turnover .............................        18%            16%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.37% and 14.32% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The portfolio seeks long-term capital appreciation, with dividend income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: Although the series produced strong positive returns of 20.28% for the year, it underperformed its benchmark, the Russell 2000(R) Value Index 1, which returned 46.03% and the S&P 500(R) Index 2, which returned 28.71%. In a climate of cyclical and speculative rotation, we expect the portfolio to lag the market. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: After a three-year bear market, investors concluded that the market had bottomed in the first quarter of 2003 and that the 2001-2002 recession had finally ended. Unlike the period from the end of first quarter of 2000 until the fall of 2002, when investors sought refuge in high-quality companies with strong balance sheets, in 2003, investors went on a buying frenzy, seeking out the most beaten-down companies--low-quality speculative companies with low profitability and high debt. During the year, lower quality, high-beta stocks led the market.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: With strengthening economic news, investors rotated into low-quality companies that would most benefit by a firming economy. For the year 2003,
quality   companies    lagged--the   worse   the   quality,   the   higher   the
performance--across all major indexes. Because of our focus on high-quality businesses, the portfolio lagged the index for the year despite generating attractive absolute returns.

     Rather than trying to time economic cycles and then shift out of high-quality companies into much lower quality or unprofitable companies, our investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk in good economies and bad. We hold these companies over the long term, convinced that the investment returns of the portfolio will ultimately mirror the financial results of these companies.

     In a climate of anticipated strong economic recovery, when investors seek those companies whose financial results will benefit the most from that recovery, the series can lag the market. Because the financial results of our companies have not been hurt as much as the broader market during the economic slowdown, they also do not rebound as strongly during a sharp economic recovery.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe the companies in the series will continue to produce strong, consistent earnings growth from underleveraged balance sheets with the stocks selling at discount valuations. Lower quality companies can outperform the index in an accelerating economy emerging from a recession, as occurred in 2003. However, we expect the fusion of quality, growth, and value to lead the market when the growth rate of the economic recovery subsides. Economists believe that the peak growth occurred in the fourth quarter.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                            1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Small-Cap Quality Value Series                            20.28%       15.07%
--------------------------------------------------------------------------------
  Russell 2000(R) Value Index 1                             46.03%       29.20%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                        28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                    Small-Cap          Russell 2000(R)
              Quality Value Series      Value Index 1       S&P 500(R) Index 2
8/12/02              $10,000               $10,000                $10,000
12/31/02             $10,101               $ 9,768                $ 9,806
12/31/03             $12,149               $14,264                $12,622


1 The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   ----------
COMMON STOCKS--75.3%
APPLICATION SOFTWARE--3.6%
  Reynolds & Reynolds Co. (The) Class A ..............    5,875   $  170,669
                                                                  ----------
ASSET MANAGEMENT & CUSTODY BANKS--6.9%
  American Capital Strategies, Ltd. ..................    5,350      159,055
  MCG Capital Corp. ..................................    9,115      177,742
                                                                  ----------
                                                                     336,797
                                                                  ----------
COMMUNICATIONS EQUIPMENT--8.2%
  Black Box Corp. ....................................    3,875      178,521
  Inter-Tel, Inc. ....................................    8,420      210,332
                                                                  ----------
                                                                     388,853
                                                                  ----------
DISTRIBUTORS--1.4%
  Advanced Marketing Services, Inc. ..................    6,030       68,742
                                                                  ----------
DIVERSIFIED COMMERCIAL SERVICES--6.8%
  ABM Industries, Inc. ...............................    9,785      170,357
  Equifax, Inc. ......................................    6,245      153,003
                                                                  ----------
                                                                     323,360
                                                                  ----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
  Landauer, Inc. .....................................      970       39,557
                                                                  ----------
HEALTH CARE EQUIPMENT--11.3%
  Diagnostic Products Corp. ..........................    4,535      208,202
  Matthews International Corp. Class A ...............    6,350      187,897
  Young Innovations, Inc. ............................    4,200      151,200
                                                                  ----------
                                                                     547,299
                                                                  ----------
INDUSTRIAL CONGLOMERATES--3.8%
  Teleflex, Inc. .....................................    3,720      179,788
                                                                  ----------
INDUSTRIAL MACHINERY--6.5%
  CLARCOR, Inc. ......................................    3,220      142,002
  Lincoln Electric Holdings, Inc. ....................    6,695      165,634
                                                                  ----------
                                                                     307,636
                                                                  ----------
OIL & GAS EQUIPMENT & SERVICES--2.9%
  CARBO Ceramics, Inc. ...............................    2,745      140,681
                                                                  ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--4.1%
  World Fuel Services Corp. ..........................    5,935      201,493
                                                                  ----------
REGIONAL BANKS--11.1%
  Cathay Bancorp .....................................    3,450      192,096
  National Commerce Financial Corp. ..................    6,385      174,183
  Park National Corp. ................................    1,500      169,725
                                                                  ----------
                                                                     536,004
                                                                  ----------
SPECIALTY CHEMICALS--1.9%
  Balchem Corp. ......................................    3,920       89,376
                                                                  ----------
THRIFTS & MORTGAGE FINANCE--2.9%
  Washington Federal, Inc. ...........................    4,889      138,848
                                                                  ----------
TRUCKING--3.1%
  Landstar System, Inc. (b) ..........................    3,830      145,693
                                                                  ----------
TOTAL COMMON STOCKS
  (Identified cost $3,091,286) ................................    3,614,796
                                                                  ----------


                                                         SHARES      VALUE
                                                         ------   ----------
FOREIGN COMMON STOCKS--8.4%
ASSET MANAGEMENT & CUSTODY BANKS--4.0%
  Stewart (W.P.) & Co. Ltd. (Bermuda) ................    8,850   $  190,540
                                                                  ----------
WATER UTILITIES--4.4%
  Consolidated Water Co., Ltd. (Cayman Islands) ......   10,770      215,938
                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $343,596) ..................................      406,478
                                                                  ----------
TOTAL INVESTMENTS--83.7%
  (Identified cost $3,434,882) ................................    4,021,274(a)
  Other assets and liabilities, net--16.3% ....................      779,734
                                                                  ----------
NET ASSETS--100.0% ............................................   $4,801,008
                                                                  ==========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $598,321 and gross depreciation of $19,228 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $3,442,181.
(b) Non-income producing.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $3,434,882) ...........................................     $4,021,274
Cash ..................................................................................................        835,309
Receivables
  Receivable from adviser .............................................................................         12,508
  Dividends and interest ..............................................................................         11,472
Prepaid expenses ......................................................................................             32
                                                                                                            ----------
    Total assets ......................................................................................      4,880,595
                                                                                                            ----------
LIABILITIES
Payables
  Fund shares repurchased .............................................................................         28,047
  Professional fee ....................................................................................         29,787
  Printing fee ........................................................................................         11,529
  Financial agent fee .................................................................................          3,417
  Trustees' fee .......................................................................................          2,360
  Administration fee ..................................................................................            294
Accrued expenses ......................................................................................          4,153
                                                                                                            ----------
    Total liabilities .................................................................................         79,587
                                                                                                            ----------
NET ASSETS ............................................................................................     $4,801,008
                                                                                                            ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ....................................................     $4,210,322
  Undistributed net investment income .................................................................          1,890
  Accumulated net realized gain .......................................................................          2,404
  Net unrealized appreciation .........................................................................        586,392
                                                                                                            ----------
NET ASSETS ............................................................................................     $4,801,008
                                                                                                            ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......................        402,849
                                                                                                            ==========
Net asset value and offering price per share ..........................................................         $11.92
                                                                                                                ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends ...........................................................................................      $  56,525
  Interest ............................................................................................            566
                                                                                                             ---------
    Total investment income ...........................................................................         57,091
                                                                                                             ---------
EXPENSES
  Investment advisory fee .............................................................................         21,196
  Financial agent fee .................................................................................         38,076
  Administration fee ..................................................................................          1,814
  Professional ........................................................................................         30,119
  Printing ............................................................................................         20,434
  Custodian ...........................................................................................          7,150
  Trustees ............................................................................................          5,950
  Miscellaneous .......................................................................................         10,218
                                                                                                             ---------
    Total expenses ....................................................................................        134,957
    Less expenses borne by investment adviser .........................................................       (110,212)
    Custodian fees paid indirectly ....................................................................            (16)
                                                                                                             ---------
    Net expenses ......................................................................................         24,729
                                                                                                             ---------
NET INVESTMENT INCOME .................................................................................         32,362
                                                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .....................................................................          2,481
  Net change in unrealized appreciation (depreciation) on investments .................................        582,240
                                                                                                             ---------
NET GAIN ON INVESTMENTS ...............................................................................        584,721
                                                                                                             ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................................      $ 617,083
                                                                                                             =========

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                        YEAR ENDED      8/12/02 TO
                                                                                                         12/31/03        12/31/02
                                                                                                        ----------    --------------
FROM OPERATIONS
  Net investment income (loss) ......................................................................   $   32,362       $  5,920
  Net realized gain (loss) ..........................................................................        2,481          5,843
  Net change in unrealized appreciation (depreciation) ..............................................      582,240          4,152
                                                                                                        ----------       --------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................................      617,083         15,915
                                                                                                        ----------       --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................................................      (30,472)        (5,920)
  Net realized short-term gains .....................................................................       (2,543)        (3,377)
                                                                                                        ----------       --------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........................................      (33,015)        (9,297)
                                                                                                        ----------       --------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (362,566 and 86,692 shares, respectively) ...........................    3,841,506        859,237
  Net asset value of shares issued from reinvestment of distributions (2,787 and 940 shares,
    respectively) ...................................................................................       33,015          9,297
  Cost of shares repurchased (49,498 and 638 shares, respectively) ..................................     (526,419)        (6,314)
                                                                                                        ----------       --------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........................................    3,348,102        862,220
                                                                                                        ----------       --------
  NET INCREASE (DECREASE) IN NET ASSETS .............................................................    3,932,170        868,838
NET ASSETS
  Beginning of period ...............................................................................      868,838             --
                                                                                                        ----------       --------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,890 AND $0, RESPECTIVELY) ......   $4,801,008       $868,838
                                                                                                        ==========       ========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                 YEAR ENDED      8/12/02 TO
                                                  12/31/03        12/31/02
                                                 ----------    --------------
Net asset value, beginning of period ...........   $ 9.99          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................     0.09            0.07
  Net realized and unrealized gain (loss) ......     1.94            0.03
                                                   ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........     2.03            0.10
                                                   ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........    (0.09)          (0.07)
  Distributions from net realized gains ........    (0.01)          (0.04)
                                                   ------          ------
    TOTAL DISTRIBUTIONS ........................    (0.10)          (0.11)
                                                   ------          ------
CHANGE IN NET ASSET VALUE ......................     1.93           (0.01)
                                                   ------          ------
NET ASSET VALUE, END OF PERIOD .................   $11.92          $ 9.99
                                                   ======          ======
Total return ...................................    20.28%           1.01%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........   $4,801            $869
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................     1.05%(4)        1.05%(2)(4)
  Net investment income ........................     1.37%           2.33%(2)
Portfolio turnover .............................       42%              4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.73% and 22.60% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation. Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 29.82%, underperforming the MSCI EAFE(R) Index 1, the series' benchmark, which returned 39.17%. During this period, U.S. large cap stocks, as measured by the S&P 500(R) Index 2, returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: The first two-and-a-half months of 2003, which saw a continuation of the previous year's bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the war in Iraq, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. Overall, 2003 proved to be a reversal of 2002, in that all sectors in the MSCI EAFE(R) Index 1 rose in 2003, in comparison to the across-the-board falls of 2002. In addition, the technology sector, which led 2002's decline, proved to be 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: The portfolio generated strong gains in the financial sector, as capital markets-oriented companies benefited from rising markets and the fading of the research scandals of 2002. The series' energy holdings also performed well, as oil prices have remained at historically high levels. In addition, the weakness in the U.S. Dollar versus most major currencies bolstered returns for the Dollar-based investor, in contrast to recent years when currency movements depressed the returns of investments outside the U.S. The series' sole industrial holding rose strongly, but the relatively low weight in this economically sensitive group detracted from returns versus the index. In addition, the series' substantial allocation to the consumer staples sector (which had added significant value throughout the bear market) hurt returns in 2003, as investors sought out more economically sensitive companies amid expectations for a robust recovery.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: In the past, market recoveries have frequently seen a period during which lower-quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company's ability to generate strong returns on its capital. We remain confident in the series' holdings, as they feature this sort of history of strong financial productivity, which over the long term is a key determinant of a stock's performance.

                                                                 JANUARY 1, 2004

The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The MSCI (Morgan Stanley Capital International) EAFE(R) Index is a measure of foreign stock market performance, which includes net dividends, reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) Index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  International Equity Select Series                       29.82%       17.01%
--------------------------------------------------------------------------------
  MSCI EAFE(R) Index 1                                     39.17%       23.31%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             International Equity
                Select Series         MSCI EAFE(R) Index 1   S&P 500(R) Index 2
8/12/02            $10,000                  $10,000               $10,000
12/31/02           $ 9,578                  $ 9,607               $ 9,806
12/31/03           $12,433                  $13,370               $12,622


1 The MSCI (Morgan Stanley Capital International) EAFE(R) Index measures foreign stock market performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE(R) Index is an aggregate of 21 individual country indexes in Europe, Australia,New Zealand, and the Far East.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                                         SHARES      VALUE
                                                         ------   -----------
FOREIGN COMMON STOCKS--94.3%
DENMARK--1.9%
  Danske Bank A/S ADR (Diversified Banks) ............   24,500   $   574,819
                                                                  -----------
FINLAND--3.7%
  Nokia Oyj ADR (Communications Equipment) ...........   66,000     1,122,000
                                                                  -----------
FRANCE--10.9%
  Aventis SA ADR (Pharmaceuticals) ...................    9,000       596,340
  Axa ADR (Multi-line Insurance) .....................   27,200       583,984
  Societe Generale ADR (Diversified Banks) ...........   50,400       890,009
  Total SA ADR (Integrated Oil & Gas) ................   12,900     1,193,379
                                                                  -----------
                                                                    3,263,712
                                                                  -----------
GERMANY--2.0%
  Siemens AG ADR (Industrial Conglomerates) ..........    7,400       591,556
                                                                  -----------
IRELAND--2.9%
  Allied Irish Banks plc ADR (Diversified Banks) .....   27,200       863,600
                                                                  -----------
ITALY--4.8%
  Eni SpA ADR (Integrated Oil & Gas) .................    9,100       864,318
  Sanpaolo IMI SpA ADR (Diversified Banks) ...........   22,400       580,832
                                                                  -----------
                                                                    1,445,150
                                                                  -----------
JAPAN--5.9%
  CANON, Inc. ADR (Office Electronics) ...............   18,600       886,104
  Kao Corp. ADR (Household Products) .................    4,300       874,685
                                                                  -----------
                                                                    1,760,789
                                                                  -----------
NETHERLANDS--8.8%
  ABN AMRO Holding NV ADR (Diversified Banks) ........   24,300       570,564
  Heinekin NV ADR (Brewers) ..........................   30,200     1,150,022
  Royal Dutch Petroleum Co. NY Registered Shares
    (Integrated Oil & Gas) ...........................   17,200       901,108
                                                                  -----------
                                                                    2,621,694
                                                                  -----------
SPAIN--3.1%
  Endesa SA ADR (Electric Utilities) .................   48,000       916,800
                                                                  -----------
SWITZERLAND--17.7%
  Compagnie Financiere Richemont AG ADR
    (Housewares & Specialties) .......................   24,600       590,759
  Credit Suisse Group ADR (Diversified Capital Markets)  16,300       592,179
  Nestle SA ADR (Packaged Foods & Meats) .............   14,300       893,208
  Novartis AG ADR (Pharmaceuticals) ..................   19,600       899,444
  Roche Holding AG ADR (Pharmaceuticals) .............    5,800       585,041
  Swiss Re ADR (Reinsurance) .........................    8,800       594,138
  UBS AG (Diversified Capital Markets) ...............   17,000     1,155,830
                                                                  -----------
                                                                    5,310,599
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
UNITED KINGDOM--32.6%
  Barclays plc ADR (Diversified Banks) ...............   32,400   $ 1,177,740
  BP plc ADR (Integrated Oil & Gas) ..................   18,300       903,105
  Cadbury Schweppes plc ADR (Packaged Foods &
    Meats) ...........................................   40,200     1,201,578
  Diageo plc ADR (Distillers & Vintners) .............   22,200     1,173,492
  GlaxoSmithKline plc ADR (Pharmaceuticals) ..........   25,500     1,188,810
  HSBC Holdings plc ADR (Diversified Banks) ..........   14,700     1,158,654
  Tesco plc ADR (Food Retail) ........................   43,000       595,223
  Unilever plc ADR (Packaged Foods & Meats) ..........   31,800     1,195,680
  Vodafone Group plc ADR (Wireless Telecommunication
    Services) ........................................   46,700     1,169,368
                                                                  -----------
                                                                    9,763,650
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $23,598,936) ...............................    28,234,369
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--94.3%
  (Identified cost $23,598,936) ...............................    28,234,369
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                         ------
SHORT-TERM OBLIGATIONS--5.5%
U.S. TREASURY BILLS--5.5%
  U.S. Treasury Bill 0.78%, 2/5/04 ...................   $   75        74,943
  U.S. Treasury Bill 0.80%, 2/5/04 ...................    1,255     1,254,024
  U.S. Treasury Bill 0.81%, 2/5/04 ...................      140       139,890
  U.S. Treasury Bill 0.825%, 2/5/04 ..................      155       154,876
  U.S. Treasury Bill 0.835%, 2/5/04 ..................       40        39,967
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,663,700) ................................     1,663,700
                                                                  -----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $25,262,636) ...............................    29,898,069(a)
  Other assets and liabilities, net--0.2% .....................        45,685
                                                                  -----------
NET ASSETS--100.0% ............................................   $29,943,754
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,679,650 and gross depreciation of $133,739 for federal income tax purposes. At December 31, 2003, cost of securities for federal income tax purposes was $25,352,158.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Brewers ...............................................................    4.1%
Communications Equipment ..............................................    4.0
Distillers & Vintners .................................................    4.2
Diversified Banks .....................................................   20.6
Diversified Capital Markets ...........................................    6.2
Electric Utilities ....................................................    3.2
Food Retail ...........................................................    2.1
Household Products ....................................................    3.1
Housewares & Specialties ..............................................    2.1
Industrial Conglomerates ..............................................    2.1
Integrated Oil & Gas ..................................................   13.7
Multi-line Insurance ..................................................    2.1
Office Electronics ....................................................    3.1
Packaged Foods & Meats ................................................   11.6
Pharmaceuticals .......................................................   11.6
Reinsurance ...........................................................    2.1
Wireless Telecommunication Services ...................................    4.1
                                                                         ------
                                                                         100.0%
                                                                         ======

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $25,262,636) ............................................     $29,898,069
Cash ....................................................................................................         142,174
Receivables
  Fund shares sold ......................................................................................         160,372
  Dividends .............................................................................................          36,740
  Tax reclaims ..........................................................................................           2,602
Prepaid expenses ........................................................................................             166
                                                                                                              -----------
    Total assets ........................................................................................      30,240,123
                                                                                                              -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................         139,887
  Fund shares repurchased ...............................................................................          96,430
  Professional fee ......................................................................................          26,739
  Investment advisory fee ...............................................................................           5,750
  Financial agent fee ...................................................................................           4,414
  Trustees' fee .........................................................................................           2,360
  Administration fee ....................................................................................           1,804
Accrued expenses ........................................................................................          18,985
                                                                                                              -----------
    Total liabilities ...................................................................................         296,369
                                                                                                              -----------
NET ASSETS ..............................................................................................     $29,943,754
                                                                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $25,397,843
  Accumulated net realized loss .........................................................................         (89,522)
  Net unrealized appreciation ...........................................................................       4,635,433
                                                                                                              -----------
NET ASSETS ..............................................................................................     $29,943,754
                                                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................       2,424,576
                                                                                                              ===========
Net asset value and offering price per share ............................................................          $12.35
                                                                                                                   ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $  301,884
  Interest ..............................................................................................           9,486
  Foreign taxes withheld ................................................................................         (34,472)
                                                                                                               ----------
    Total investment income .............................................................................         276,898
                                                                                                               ----------
EXPENSES
  Investment advisory fee ...............................................................................         114,061
  Financial agent fee ...................................................................................          44,408
  Administration fee ....................................................................................           9,758
  Professional ..........................................................................................          27,994
  Printing ..............................................................................................          23,041
  Custodian .............................................................................................          21,359
  Trustees ..............................................................................................           5,931
  Miscellaneous .........................................................................................          10,517
                                                                                                               ----------
    Total expenses ......................................................................................         257,069
    Less expenses borne by investment adviser ...........................................................        (123,998)
                                                                                                               ----------
    Net expenses ........................................................................................         133,071
                                                                                                               ----------
NET INVESTMENT INCOME ...................................................................................         143,827
                                                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................          23,965
  Net change in unrealized appreciation (depreciation) on investments ...................................       4,603,017
                                                                                                               ----------
NET GAIN ON INVESTMENTS .................................................................................       4,626,982
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $4,770,809
                                                                                                               ==========

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                       YEAR ENDED       8/12/02 TO
                                                                                                        12/31/03         12/31/02
                                                                                                      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .................................................................      $   143,827      $     1,628
  Net realized gain (loss) .....................................................................           23,965          (87,977)
  Net change in unrealized appreciation (depreciation) .........................................        4,603,017           32,416
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................        4,770,809          (53,933)
                                                                                                      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................         (153,304)              --
  Net realized short-term gains ................................................................          (25,313)              --
  Net realized long-term gains .................................................................             (197)              --
                                                                                                      -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................         (178,814)              --
                                                                                                      -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,311,569 and 425,410 shares, respectively) ...................       24,541,980        4,118,471
  Net asset value of shares issued from reinvestment of distributions (14,781 and
    0 shares, respectively) ....................................................................          178,814               --
  Cost of shares repurchased (203,213 and 123,971 shares, respectively) ........................       (2,256,026)      (1,177,547)
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................       22,464,768        2,940,924
                                                                                                      -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................       27,056,763        2,886,991
NET ASSETS
  Beginning of period ..........................................................................        2,886,991               --
                                                                                                      -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $1,628, RESPECTIVELY) ......................................................................      $29,943,754      $ 2,886,991
                                                                                                      ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 FROM INCEPTION
                                                    YEAR ENDED     8/12/02 TO
                                                     12/31/03       12/31/02
                                                    ----------   --------------
Net asset value, beginning of period ..............   $ 9.58         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................     0.12(4)        0.01
  Net realized and unrealized gain (loss) .........     2.73          (0.43)
                                                      ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ..............     2.85          (0.42)
                                                      ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............    (0.07)            --
  Distributions from net realized gains ...........    (0.01)            --
                                                      ------         ------
    TOTAL DISTRIBUTIONS ...........................    (0.08)            --
                                                      ------         ------
CHANGE IN NET ASSET VALUE .........................     2.77          (0.42)
                                                      ------         ------
NET ASSET VALUE, END OF PERIOD ....................   $12.35         $ 9.58
                                                      ======         ======
Total return ......................................    29.82%         (4.22)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........  $29,944         $2,887
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...........................     1.05%          1.05%(2)
  Net investment income ...........................     1.13%          0.26%(2)
Portfolio turnover ................................        9%            70%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.03% and 10.26% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.


                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 38.94%, underperforming the Russell 2000(R) Index 1, the series' benchmark, which returned 47.25%. During this period, U.S. large cap stocks, as measured by the S&P 500(R) Index 2, returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: The first two-and-a-half months of 2003, which saw a continuation of the previous year's bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the war in Iraq, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. This trend benefited smaller companies (as they tend to be more sensitive to swings in the economy than larger companies), and small cap stocks significantly outperformed during the year. Overall, 2003 proved to be a reversal of 2002, in that the S&P 500(R) Index rose in the last 12 months by roughly the same amount that it had fallen in 2002. In addition, the technology sector, which led 2002's decline, proved to be 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: During the year, the series was helped by stock selection in technology. For example, Microsemi performed well. The company is in transition from being a legacy military/aerospace integrated circuit provider to pursuing leading-edge opportunities in the consumer, communications and auto markets. Microsemi has assembled a portfolio of key technologies that will enable it to leverage its existing competency into new, higher-growth markets.

     The series also benefited from stock selection in health care, where aaiPharma continues to benefit from its transition to a specialty pharmaceutical company. Its R&D platform has provided value added product formulation and drug life cycle management programs to many of the major pharmaceutical companies for the past 20 years, and R&D is still the engine that is driving product extensions through new formulations, dosing, etc.

     Conversely, the series was hurt by stock selection in commercial services. Tier Technologies saw its shares fall after the company reduced profit and revenue forecasts at the beginning of 2003. However, given the company's high long-term growth, which is increasingly taking the form of recurring payment-processing revenue, we believe there is an opportunity both for margin expansion and for earnings upside. Our overweight position in the energy sector also detracted from returns, as did stock selection in the group: Lone Star Technologies shares declined, as the company was hurt by weaker-than-expected sales and higher steel costs.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: In the past, market recoveries have frequently seen a period during which lower-quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

underpinning stocks, including a company's ability to generate strong returns on its capital. We remain confident in our portfolio's holdings, as they feature this sort of history of strong profitability, which over the long term is a key determinant of a stock's performance.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Small-Cap Value Series                                    38.94%      24.83%
--------------------------------------------------------------------------------
  Russell 2000(R) Index 1                                   47.25%      31.46%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                        28.71%      18.29%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

           Small-Cap Value Series   Russell 2000(R) Index 1   S&P 500(R) Index 2
8/12/02           $10,000                  $10,000                  $10,000
12/31/02          $ 9,788                  $ 9,922                  $ 9,806
12/31/03          $13,600                  $14,611                  $12,622


1 The Russell 2000(R) Index is a market capitalization-weighted index of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--96.2%
ADVERTISING--1.3%
  ADVO, Inc. .........................................    1,875   $    59,550
  Donnelley (R.H.) Corp. (b) .........................    1,800        71,712
                                                                  -----------
                                                                      131,262
                                                                  -----------
AEROSPACE & DEFENSE--1.6%
  DRS Technologies, Inc. (b) .........................    5,950       165,291
                                                                  -----------
AGRICULTURAL PRODUCTS--0.9%
  Delta & Pine Land Co. ..............................    3,600        91,440
                                                                  -----------
AIR FREIGHT & COURIERS--1.3%
  EGL, Inc. (b) ......................................    4,000        70,240
  Forward Air Corp. (b) ..............................    2,200        60,500
                                                                  -----------
                                                                      130,740
                                                                  -----------
APPAREL RETAIL--0.7%
  Gymboree Corp. (The) (b) ...........................    3,950        68,058
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
  Warnaco Group, Inc. (The) (b) ......................    6,300       100,485
                                                                  -----------
APPLICATION SOFTWARE--1.8%
  Mentor Graphics Corp. (b) ..........................    5,750        83,605
  Verity, Inc. (b) ...................................    5,900        98,471
                                                                  -----------
                                                                      182,076
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.6%
  Monaco Coach Corp. (b) .............................    2,700        64,260
                                                                  -----------
BIOTECHNOLOGY--1.0%
  Celgene Corp. (b) ..................................    2,150        96,793
                                                                  -----------
BROADCASTING & CABLE TV--1.0%
  Liberty Corp. (The) ................................    2,300       103,937
                                                                  -----------
COMMODITY CHEMICALS--1.0%
  Spartech Corp. .....................................    4,200       103,488
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.6%
  C-COR.net Corp. (b) ................................    9,100       101,283
  CommScope, Inc. (b) ................................      400         6,532
  Extreme Networks, Inc. (b) .........................    9,100        65,611
  Powerwave Technologies, Inc. (b) ...................   12,000        91,800
                                                                  -----------
                                                                      265,226
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.4%
  Advanced Digital Information Corp. (b) .............    4,150        58,100
  Maxtor Corp. (b) ...................................    7,100        78,810
                                                                  -----------
                                                                      136,910
                                                                  -----------
CONSTRUCTION & ENGINEERING--1.5%
  Chicago Bridge & Iron Co. NV .......................    3,050        88,145
  Shaw Group, Inc. (The) (b) .........................    4,900        66,738
                                                                  -----------
                                                                      154,883
                                                                  -----------
CONSTRUCTION MATERIALS--0.4%
  Florida Rock Industries, Inc. ......................      800        43,880
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.8%
  Federal Signal Corp. ...............................    5,400        94,608
  Toro Co. (The) .....................................    1,800        83,520
                                                                  -----------
                                                                      178,128
                                                                  -----------
DISTILLERS & VINTNERS--0.6%
  Mondavi (Robert) Corp. (The) Class A (b) ...........    1,550        60,202
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
DIVERSIFIED CHEMICALS--0.6%
  Olin Corp. .........................................    2,850   $    57,171
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--3.6%
  FTI Consulting, Inc. (b) ...........................    3,400        79,458
  Kroll, Inc. (b) ....................................    4,000       104,000
  Learning Tree International, Inc. (b) ..............    5,400        93,906
  Watson Wyatt & Co. Holdings (b) ....................    3,400        82,110
                                                                  -----------
                                                                      359,474
                                                                  -----------
DRUG RETAIL--0.6%
  NeighborCare, Inc. (b) .............................    3,200        63,200
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
  Roper Industries, Inc. .............................    1,350        66,501
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--3.8%
  Coherent, Inc. (b) .................................    4,000        95,200
  Electro Scientific Industries, Inc. (b) ............    5,300       126,140
  FLIR Systems, Inc. (b) .............................    2,700        98,550
  Varian, Inc. (b) ...................................    1,600        66,768
                                                                  -----------
                                                                      386,658
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
  Plexus Corp. (b) ...................................    4,800        82,416
  Zygo Corp. (b) .....................................      800        13,192
                                                                  -----------
                                                                       95,608
                                                                  -----------
ENVIRONMENTAL SERVICES--1.1%
  Waste Connections, Inc. (b) ........................    2,900       109,533
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.8%
  Scotts Co. (The) Class A (b) .......................    1,300        76,908
                                                                  -----------
FOOTWEAR--0.9%
  Timberland Co. (The) Class A (b) ...................    1,700        88,519
                                                                  -----------
GAS UTILITIES--1.6%
  AGL Resources, Inc. ................................    1,850        53,835
  Kinder Morgan Management LLC (b) ...................    2,479       106,498
                                                                  -----------
                                                                      160,333
                                                                  -----------
HEALTH CARE DISTRIBUTORS--1.2%
  Andrx Corp. (b) ....................................    5,200       125,008
                                                                  -----------
HEALTH CARE EQUIPMENT--0.5%
  INAMED Corp. (b) ...................................      975        46,858
                                                                  -----------
HEALTH CARE FACILITIES--2.3%
  Kindred Healthcare, Inc. (b) .......................    1,200        62,376
  LifePoint Hospitals, Inc. (b) ......................    3,900       114,855
  Manor Care, Inc. ...................................    1,500        51,855
                                                                  -----------
                                                                      229,086
                                                                  -----------
HEALTH CARE SERVICES--2.3%
  Covance, Inc. (b) ..................................    3,000        80,400
  Inveresk Research Group, Inc. (b) ..................    3,000        74,190
  MIM Corp. (b) ......................................   10,900        76,627
                                                                  -----------
                                                                      231,217
                                                                  -----------
HEALTH CARE SUPPLIES--1.2%
  Fisher Scientific International, Inc. (b) ..........    3,050       126,178
                                                                  -----------
HOME ENTERTAINMENT SOFTWARE--0.9%
  Activision, Inc. (b) ...............................    4,900        89,180
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.6%
  Intrawest Corp. ....................................    3,150        58,243
                                                                  -----------


                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

                                                         SHARES      VALUE
                                                        -------   -----------
HOUSEWARES & SPECIALTIES--1.4%
  Tempur-Pedic International, Inc. (b) ...............    5,800   $    89,900
  Yankee Candle Co., Inc. (The) (b) ..................    1,900        51,927
                                                                  -----------
                                                                      141,827
                                                                  -----------
INDUSTRIAL MACHINERY--0.9%
  Nordson Corp. ......................................    2,550        88,051
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
  TALK America Holdings, Inc. (b) ....................    7,900        91,008
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.3%
  PEC Solutions, Inc. (b) ............................    1,900        32,205
                                                                  -----------
IT CONSULTING & OTHER SERVICES--1.8%
  BearingPoint, Inc. (b) .............................   10,900       109,981
  Titan Corp. (The) (b) ..............................    3,100        67,611
                                                                  -----------
                                                                      177,592
                                                                  -----------
LEISURE PRODUCTS--0.8%
  Brunswick Corp. ....................................    2,500        79,575
                                                                  -----------
LIFE & HEALTH INSURANCE--0.5%
  StanCorp Financial Group, Inc. .....................      800        50,304
                                                                  -----------
MOVIES & ENTERTAINMENT--1.0%
  AMC Entertainment, Inc. (b) ........................    6,600       100,386
                                                                  -----------
MULTI-LINE INSURANCE--1.0%
  HCC Insurance Holdings, Inc. .......................    3,100        98,580
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--0.9%
  Energen Corp. ......................................      850        34,875
  MDU Resources Group, Inc. ..........................    2,400        57,144
                                                                  -----------
                                                                       92,019
                                                                  -----------
OFFICE SERVICES & SUPPLIES--1.0%
  Miller (Herman), Inc. ..............................    4,200       101,934
                                                                  -----------
OIL & GAS DRILLING--1.1%
  Helmerich & Payne, Inc. ............................    3,900       108,927
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--1.9%
  Cal Dive International, Inc. (b) ...................    4,150       100,056
  Key Energy Services, Inc. (b) ......................    8,550        88,151
                                                                  -----------
                                                                      188,207
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.1%
  Newfield Exploration Co. (b) .......................    2,600       115,804
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
  Western Gas Resources, Inc. ........................      950        44,888
                                                                  -----------
PACKAGED FOODS & MEATS--1.2%
  American Italian Pasta Co. Class A (b) .............    2,800       117,320
                                                                  -----------
PAPER PACKAGING--0.7%
  Packaging Corporation of America ...................    3,150        68,859
                                                                  -----------
PERSONAL PRODUCTS--0.7%
  Arden (Elizabeth), Inc. (b) ........................    3,500        69,720
                                                                  -----------
PHARMACEUTICALS--2.2%
  aaiPharma, Inc. (b) ................................    5,800       145,696
  Able Laboratories, Inc. (b) ........................    4,500        81,315
                                                                  -----------
                                                                      227,011
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.6%
  RLI Corp. ..........................................    1,550        58,063
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
PUBLISHING & PRINTING--3.3%
  Journal Register Co. (b) ...........................    4,600   $    95,220
  ProQuest Co. (b) ...................................    2,550        75,098
  Pulitzer, Inc. .....................................    1,000        54,000
  Scholastic Corp. (b) ...............................    3,250       110,630
                                                                  -----------
                                                                      334,948
                                                                  -----------
REGIONAL BANKS--7.1%
  Chittenden Corp. ...................................    1,350        45,414
  Community First Bankshares, Inc. ...................    3,200        92,608
  East West Bancorp, Inc. ............................      600        32,208
  First Community Bancorp ............................    1,600        57,824
  First Midwest Bancorp, Inc. ........................    3,300       106,953
  Hudson United Bancorp ..............................    2,200        81,290
  South Financial Group, Inc. (The) ..................    1,500        41,790
  Sterling Bancshares, Inc. ..........................    8,000       106,640
  United Bankshares, Inc. ............................    3,250       101,400
  Westamerica Bancorp ................................    1,000        49,700
                                                                  -----------
                                                                      715,827
                                                                  -----------
REINSURANCE--1.2%
  Max Re Capital Ltd. ................................    3,250        72,930
  Reinsurance Group of America, Inc. .................    1,200        46,380
                                                                  -----------
                                                                      119,310
                                                                  -----------
REITS--5.2%
  Alexandria Real Estate Equities, Inc. ..............      700        40,530
  Camden Property Trust ..............................    1,750        77,525
  CarrAmerica Realty Corp. ...........................    1,950        58,071
  Catellus Development Corp. .........................    3,787        91,338
  Healthcare Realty Trust, Inc. ......................    2,200        78,650
  Maguire Properties, Inc. ...........................    3,500        85,050
  Mills Corp. (The) ..................................    2,250        99,000
                                                                  -----------
                                                                      530,164
                                                                  -----------
RESTAURANTS--1.7%
  Jack in the Box, Inc. (b) ..........................    4,100        87,576
  Sonic Corp. (b) ....................................    2,750        84,205
                                                                  -----------
                                                                      171,781
                                                                  -----------
SEMICONDUCTORS--5.0%
  Actel Corp. (b) ....................................    3,050        73,505
  AMIS Holdings, Inc. (b) ............................    5,400        98,712
  Exar Corp. (b) .....................................    5,900       100,772
  Lattice Semiconductor Corp. (b) ....................    8,000        77,440
  Microsemi Corp. (b) ................................    3,300        81,114
  Zoran Corp. (b) ....................................    4,050        70,430
                                                                  -----------
                                                                      501,973
                                                                  -----------
SPECIALIZED FINANCE--0.9%
  Financial Federal Corp. (b) ........................    3,000        91,650
                                                                  -----------
SPECIALTY CHEMICALS--1.6%
  Ferro Corp. ........................................    3,250        88,433
  PolyOne Corp. (b) ..................................   12,100        77,319
                                                                  -----------
                                                                      165,752
                                                                  -----------
SPECIALTY STORES--0.7%
  Guitar Center, Inc. (b) ............................    2,100        68,418
                                                                  -----------
STEEL--0.6%
  GrafTech International Ltd. (b) ....................    4,400        59,400
                                                                  -----------
SYSTEMS SOFTWARE--0.8%
  Borland Software Corp. (b) .........................    8,850        86,111
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.7%
  ScanSource, Inc. (b) ...............................    1,550        70,711
                                                                  -----------


                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

                                                         SHARES      VALUE
                                                        -------   -----------
THRIFTS & MORTGAGE FINANCE--1.6%
  IndyMac Bancorp, Inc. ..............................    3,450   $   102,775
  W Holding Co., Inc. ................................    3,443        64,065
                                                                  -----------
                                                                      166,840
                                                                  -----------
TRUCKING--1.3%
  Swift Transportation Co., Inc. (b) .................    4,050        85,131
  USF Corp. ..........................................    1,350        46,157
                                                                  -----------
                                                                      131,288
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $8,031,746) ................................     9,713,187
                                                                  -----------
FOREIGN COMMON STOCKS--1.4%
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
  Stewart (W.P.) & Co. Ltd. (Bermuda) ................    2,350        50,596
                                                                  -----------
OFFICE SERVICES & SUPPLIES--0.9%
  Moore Wallace, Inc. (Canada) (b) ...................    5,100        95,523
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $107,203) ..................................       146,119
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--97.6%
  (Identified cost $8,138,949) ................................     9,859,306
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   -----------
SHORT-TERM OBLIGATIONS--2.7%

U.S. TREASURY BILLS--2.7%
  U.S. Treasury Bill 0.80%, 2/5/04 ...................     $135   $   134,895
  U.S. Treasury Bill 0.813%, 2/5/04 ..................      100        99,921
  U.S. Treasury Bill 0.84%, 2/5/04 ...................       35        34,971
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $269,787) ..................................       269,787
                                                                  -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $8,408,736) ................................    10,129,093(a)
  Other assets and liabilities, net--(0.3)% ...................       (31,055)
                                                                  -----------
NET ASSETS--100.0% ............................................   $10,098,038
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,820,959 and gross depreciation of $109,140 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $8,417,274.
(b) Non-income producing.


                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $8,408,736) .............................................       $10,129,093
Cash ....................................................................................................             3,880
Receivables
  Fund shares sold ......................................................................................            19,226
  Receivable from adviser ...............................................................................             9,641
  Dividends .............................................................................................             9,392
  Tax reclaims ..........................................................................................                19
Prepaid expenses ........................................................................................                74
                                                                                                                -----------
    Total assets ........................................................................................        10,171,325
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................            18,865
  Professional fee ......................................................................................            30,405
  Printing fee ..........................................................................................            11,605
  Financial agent fee ...................................................................................             3,670
  Trustees' fee .........................................................................................             2,360
  Administration fee ....................................................................................               636
Accrued expenses ........................................................................................             5,746
                                                                                                                -----------
    Total liabilities ...................................................................................            73,287
                                                                                                                -----------
NET ASSETS ..............................................................................................       $10,098,038
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $ 8,330,021
  Accumulated net realized gain .........................................................................            47,660
  Net unrealized appreciation ...........................................................................         1,720,357
                                                                                                                -----------
NET ASSETS ..............................................................................................       $10,098,038
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................           750,452
                                                                                                                ===========
Net asset value and offering price per share ............................................................            $13.46
                                                                                                                     ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................        $   67,587
  Interest ..............................................................................................             2,780
  Foreign taxes withheld ................................................................................              (163)
                                                                                                                 ----------
    Total investment income .............................................................................            70,204
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................            48,993
  Financial agent fee ...................................................................................            39,994
  Administration fee ....................................................................................             4,192
  Professional ..........................................................................................            30,733
  Custodian .............................................................................................            20,566
  Printing ..............................................................................................            20,531
  Trustees ..............................................................................................             5,931
  Miscellaneous .........................................................................................            10,278
                                                                                                                 ----------
    Total expenses ......................................................................................           181,218
    Less expenses borne by investment adviser ...........................................................          (124,058)
    Custodian fees paid indirectly ......................................................................                (2)
                                                                                                                 ----------
    Net expenses ........................................................................................            57,158
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................            13,046
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................           179,902
  Net change in unrealized appreciation (depreciation) on investments ...................................         1,748,461
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         1,928,363
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $1,941,409
                                                                                                                 ==========

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                        YEAR ENDED      8/12/02 TO
                                                                                                         12/31/03        12/31/02
                                                                                                       -----------    --------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................      $    13,046      $    3,201
  Net realized gain (loss) ......................................................................          179,902         (41,950)
  Net change in unrealized appreciation (depreciation) ..........................................        1,748,461         (28,104)
                                                                                                       -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................        1,941,409         (66,853)
                                                                                                       -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................           (6,124)         (2,911)
  Net realized short-term gains .................................................................          (54,144)             --
  Net realized long-term gains ..................................................................          (38,427)             --
                                                                                                       -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................          (98,695)         (2,911)
                                                                                                       -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (464,398 and 344,996 shares, respectively) ......................        5,550,981       3,443,850
  Net asset value of shares issued from reinvestment of distributions (7,282 and 300 shares,
    respectively) ...............................................................................           98,695           2,911
  Cost of shares repurchased (64,584 and 1,940 shares, respectively) ............................         (752,269)        (19,080)
                                                                                                       -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................        4,897,407       3,427,681
                                                                                                       -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................        6,740,121       3,357,917
NET ASSETS
  Beginning of period ...........................................................................        3,357,917              --
                                                                                                       -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) ......      $10,098,038      $3,357,917
                                                                                                       ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 FROM INCEPTION
                                                   YEAR ENDED      8/12/02 TO
                                                    12/31/03        12/31/02
                                                   ----------    --------------
Net asset value, beginning of period .............   $ 9.78          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................     0.01            0.01
  Net realized and unrealized gain (loss) ........     3.80           (0.22)
                                                     ------          ------
    TOTAL FROM INVESTMENT OPERATIONS .............     3.81           (0.21)
                                                     ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........    (0.01)          (0.01)
  Distributions from net realized gains ..........    (0.12)             --
                                                     ------          ------
    TOTAL DISTRIBUTIONS ..........................    (0.13)          (0.01)
                                                     ------          ------
CHANGE IN NET ASSET VALUE ........................     3.68           (0.22)
                                                     ------          ------
NET ASSET VALUE, END OF PERIOD ...................   $13.46          $ 9.78
                                                     ======          ======
Total return .....................................    38.94%          (2.12)%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........  $10,098          $3,358
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..........................     1.05%(2)        1.05%(3)
  Net investment income ..........................     0.24%           0.26%(3)
Portfolio turnover ...............................       65%             33%(4)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.33% and 6.16% for the periods ended December 31, 2003 and 2002.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Annualized.
(4) Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 28.78%, underperforming the Russell 3000(R) Index 1, the series' benchmark, which returned 31.06%. During this period, U.S. large cap stocks, as measured by the S&P 500(R) Index 2, returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: The first two-and-a-half months of 2003, which saw a continuation of the previous year's bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the war in Iraq, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. This trend benefited smaller companies (as they tend to be more sensitive to swings in the economy than larger companies), and as a result, small and mid cap stocks outperformed during the year. Overall, 2003 proved to be a reversal of 2002, in that the S&P 500(R) Index rose in the last 12 months by roughly the same amount that it had fallen in 2002. In addition, the technology sector, which led 2002's decline, proved to be 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: During the year, the series benefited from stock selection in the consumer discretionary sector, where Nike benefited from the overall better retailing environment, coupled with continuing successful rollout of supply chain initiatives. We expect both factors to continue to drive incremental gross margin improvement. Stock selection in health care was helped by Barr Pharmaceuticals, which continues to be one of the most well-managed and well-positioned companies in the generics space as it invests substantially in R&D to grow both its generic and branded businesses. Conversely, the series' returns suffered somewhat due to stock selection in technology and commercial services. In these sectors, Lazard has focused on companies that were able to maintain profitability even in the adverse environment of recent years, while the positive market sentiment of 2003 led to rotation into more volatile and cyclical companies, such as semiconductor equipment makers and media.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: In the past, market recoveries have frequently seen a period during which lower-quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company's ability to generate strong returns on its capital. We remain confident in our portfolio's holdings, as they feature this sort of history of strong financial productivity, which over the long term is a key determinant of a stock's performance.

                                                                 JANUARY 1, 2004

The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 3000(R) Index is a market capitalization-weighted index of the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                       FROM
                                                                     INCEPTION
                                                                     8/12/02 TO
                                                          1 YEAR      12/31/03
--------------------------------------------------------------------------------
  U.S. Multi-Cap Series                                    28.78%       20.45%
--------------------------------------------------------------------------------
  Russell 3000(R) Index 1                                  31.06%       19.75%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       18.29%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             U.S. Multi-Cap Series   Russell 3000(R) Index 1  S&P 500(R) Index 2
8/12/02            $10,000                  $10,000                 $10,000
12/31/02           $10,050                  $ 9,796                 $ 9,806
12/31/03           $12,942                  $12,839                 $12,622


1 The Russell 3000(R) Index is a market capitalization-weighted index of the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   ----------
COMMON STOCKS--95.2%
ADVERTISING--1.4%
  Donnelley (R.H.) Corp. (b) .........................    1,500   $   59,760
                                                                  ----------
AEROSPACE & DEFENSE--1.4%
  United Technologies Corp. ..........................      600       56,862
                                                                  ----------
APPAREL RETAIL--2.4%
  Abercrombie & Fitch Co. Class A (b) ................    1,600       39,536
  TJX Cos., Inc. (The) ...............................    2,700       59,535
                                                                  ----------
                                                                      99,071
                                                                  ----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
  Polo Ralph Lauren Corp. ............................    2,550       73,440
                                                                  ----------
AUTO PARTS & EQUIPMENT--1.5%
  Lear Corp. .........................................    1,050       64,396
                                                                  ----------
BROADCASTING & CABLE TV--1.0%
  Comcast Corp. Special Class A (b) ..................    1,300       40,664
                                                                  ----------
CASINOS & GAMING--2.3%
  Mandalay Resort Group ..............................    2,200       98,384
                                                                  ----------
COMPUTER HARDWARE--3.2%
  Apple Computer, Inc. (b) ...........................    1,600       34,192
  International Business Machines Corp. ..............    1,104      102,319
                                                                  ----------
                                                                     136,511
                                                                  ----------
CONSUMER FINANCE--2.2%
  American Express Co. ...............................    1,250       60,287
  Student Loan Corp. (The) ...........................      225       32,850
                                                                  ----------
                                                                      93,137
                                                                  ----------
DATA PROCESSING & OUTSOURCED SERVICES--2.5%
  First Data Corp. ...................................    1,000       41,090
  Iron Mountain, Inc. (b) ............................    1,650       65,241
                                                                  ----------
                                                                     106,331
                                                                  ----------
DIVERSIFIED BANKS--7.0%
  Bank of America Corp. ..............................    1,550      124,666
  Bank One Corp. .....................................    2,050       93,460
  Wells Fargo & Co. ..................................    1,300       76,557
                                                                  ----------
                                                                     294,683
                                                                  ----------
DIVERSIFIED COMMERCIAL SERVICES--2.2%
  ARAMARK Corp. Class B ..............................    3,150       86,373
  Arbitron, Inc. (b) .................................      100        4,172
                                                                  ----------
                                                                      90,545
                                                                  ----------
ELECTRIC UTILITIES--1.0%
  Entergy Corp. ......................................      750       42,847
                                                                  ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
  Emerson Electric Co. ...............................    1,050       67,987
                                                                  ----------
ENVIRONMENTAL SERVICES--2.3%
  Republic Services, Inc. ............................    3,850       98,675
                                                                  ----------
FOOD RETAIL--1.7%
  Kroger Co. (The) (b) ...............................    3,950       73,114
                                                                  ----------
FOOTWEAR--2.0%
  NIKE, Inc. Class B .................................    1,250       85,575
                                                                  ----------
GENERAL MERCHANDISE STORES--1.2%
  Target Corp. .......................................    1,300       49,920
                                                                  ----------


                                                         SHARES      VALUE
                                                         ------   ----------
HEALTH CARE DISTRIBUTORS--1.4%
  AmerisourceBergen Corp. ............................    1,050   $   58,958
                                                                  ----------
HEALTH CARE SERVICES--3.9%
  DaVita, Inc. (b) ...................................    1,200       46,800
  Laboratory Corporation of America Holdings (b) .....    2,550       94,223
  WebMD Corp. (b) ....................................    2,800       25,172
                                                                  ----------
                                                                     166,195
                                                                  ----------
HEALTH CARE SUPPLIES--0.7%
  Edwards Lifesciences Corp. (b) .....................    1,000       30,080
                                                                  ----------
HOME FURNISHINGS--0.8%
  Mohawk Industries, Inc. (b) ........................      500       35,270
                                                                  ----------
HOME IMPROVEMENT RETAIL--2.3%
  Home Depot, Inc. (The) .............................    2,750       97,598
                                                                  ----------
INDUSTRIAL CONGLOMERATES--1.5%
  General Electric Co. (c) ...........................    2,050       63,509
                                                                  ----------
INDUSTRIAL MACHINERY--1.6%
  ITT Industries, Inc. ...............................      900       66,789
                                                                  ----------
INSURANCE BROKERS--1.0%
  Marsh & McLennan Cos., Inc. ........................      900       43,101
                                                                  ----------
INTEGRATED OIL & GAS--4.2%
  ChevronTexaco Corp. ................................      700       60,473
  Exxon Mobil Corp. ..................................    2,800      114,800
                                                                  ----------
                                                                     175,273
                                                                  ----------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
  MCI, Inc. (b) ......................................    1,800       42,390
                                                                  ----------
INVESTMENT BANKING & BROKERAGE--1.0%
  Lehman Brothers Holdings, Inc. .....................      550       42,471
                                                                  ----------
LEISURE PRODUCTS--2.2%
  Mattel, Inc. .......................................    4,900       94,423
                                                                  ----------
LIFE & HEALTH INSURANCE--1.0%
  MetLife, Inc. ......................................    1,250       42,088
                                                                  ----------
MULTI-LINE INSURANCE--2.6%
  American International Group, Inc. .................    1,000       66,280
  Hartford Financial Services Group, Inc. (The) ......      700       41,321
                                                                  ----------
                                                                     107,601
                                                                  ----------
OFFICE SERVICES & SUPPLIES--1.7%
  Avery Dennison Corp. ...............................    1,250       70,025
                                                                  ----------
OIL & GAS DRILLING--1.5%
  GlobalSantaFe Corp. ................................    2,600       64,558
                                                                  ----------
OIL & GAS EQUIPMENT & SERVICES--1.2%
  Baker Hughes, Inc. .................................    1,550       49,848
                                                                  ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
  Citigroup, Inc. ....................................    1,600       77,664
                                                                  ----------
PERSONAL PRODUCTS--1.1%
  NBTY, Inc. (b) .....................................    1,700       45,662
                                                                  ----------
PHARMACEUTICALS--6.8%
  Barr Pharmaceuticals, Inc. (b) .....................      500       38,475
  Johnson & Johnson ..................................    1,200       61,992
  Pfizer, Inc. .......................................    3,450      121,888
  Schering-Plough Corp. ..............................    3,650       63,474
                                                                  ----------
                                                                     285,829
                                                                  ----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

                                                         SHARES      VALUE
                                                         ------   ----------
REGIONAL BANKS--3.5%
  Charter One Financial, Inc. ........................    1,350   $   46,643
  City National Corp. ................................      950       59,014
  SouthTrust Corp. ...................................    1,300       42,549
                                                                  ----------
                                                                     148,206
                                                                  ----------
RESTAURANTS--1.4%
  Yum! Brands, Inc. (b) ..............................    1,700       58,480
                                                                  ----------
SOFT DRINKS--4.1%
  Pepsi Bottling Group, Inc. (The) ...................    4,300      103,974
  PepsiCo, Inc. ......................................    1,450       67,599
                                                                  ----------
                                                                     171,573
                                                                  ----------
SPECIALTY CHEMICALS--1.4%
  Rohm and Haas Co. ..................................    1,400       59,794
                                                                  ----------
SPECIALTY STORES--1.7%
  Toys "R" Us, Inc. (b) ..............................    5,800       73,312
                                                                  ----------
SYSTEMS SOFTWARE--5.1%
  Microsoft Corp. ....................................    4,800      132,192
  Oracle Corp. (b) ...................................    6,300       83,160
                                                                  ----------
                                                                     215,352
                                                                  ----------
TOTAL COMMON STOCKS
  (Identified cost $3,375,221) ................................    4,017,951
                                                                  ----------
FOREIGN COMMON STOCKS--3.4%

IT CONSULTING & OTHER SERVICES--2.4%
  Accenture Ltd. Class A (Bermuda) (b) ...............    3,850      101,332
                                                                  ----------
PROPERTY & CASUALTY INSURANCE--1.0%
  XL Capital Ltd. Class A (Bermuda) ..................      550       42,653
                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $113,433) ..................................      143,985
                                                                  ----------
TOTAL LONG TERM INVESTMENTS--98.6%
  (Identified cost $3,488,654) ................................    4,161,936
                                                                  ----------

                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   ----------
SHORT-TERM OBLIGATIONS--3.0%
U.S. TREASURY BILLS--3.0%
  U.S. Treasury Bill 0.80%, 2/5/04 ...................     $125   $  124,903
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $124,903) ..................................      124,903
                                                                  ----------
TOTAL INVESTMENTS--101.6%
  (Identified cost $3,613,557) ................................    4,286,839(a)
  Other assets and liabilities, net--(1.6)% ...................      (68,292)
                                                                  ----------
NET ASSETS--100.0% ............................................   $4,218,547
                                                                  ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $679,522 and gross depreciation of $9,190 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $3,616,507.
(b) Non-income producing.
(c) All or a portion segregated as collateral for long settlements.


                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $3,613,557) .............................................       $4,286,839
Cash ....................................................................................................           52,488
Receivables
  Investment securities sold ............................................................................           45,075
  Receivable from adviser ...............................................................................           13,933
  Dividends .............................................................................................            3,312
  Fund shares sold ......................................................................................              356
Prepaid expenses ........................................................................................               46
                                                                                                                ----------
    Total assets ........................................................................................        4,402,049
                                                                                                                ----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................          130,543
  Fund shares repurchased ...............................................................................              920
  Professional fee ......................................................................................           30,042
  Printing fee ..........................................................................................           11,357
  Financial agent fee ...................................................................................            3,399
  Trustees' fee .........................................................................................            2,360
  Administration fee ....................................................................................              264
Accrued expenses ........................................................................................            4,617
                                                                                                                ----------
    Total liabilities ...................................................................................          183,502
                                                                                                                ----------
NET ASSETS ..............................................................................................       $4,218,547
                                                                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $3,513,251
  Accumulated net realized gain .........................................................................           32,014
  Net unrealized appreciation ...........................................................................          673,282
                                                                                                                ----------
NET ASSETS ..............................................................................................       $4,218,547
                                                                                                                ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................          334,365
                                                                                                                ==========
Net asset value and offering price per share ............................................................           $12.62
                                                                                                                    ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................         $ 43,104
  Interest ..............................................................................................              945
  Foreign taxes withheld ................................................................................             (148)
                                                                                                                  --------
    Total investment income .............................................................................           43,901
                                                                                                                  --------
EXPENSES
  Investment advisory fee ...............................................................................           23,856
  Financial agent fee ...................................................................................           38,470
  Administration fee ....................................................................................            2,296
  Professional ..........................................................................................           31,674
  Printing ..............................................................................................           20,056
  Custodian .............................................................................................            8,093
  Trustees ..............................................................................................            5,931
  Miscellaneous .........................................................................................           10,340
                                                                                                                  --------
    Total expenses ......................................................................................          140,716
    Less expenses borne by investment adviser ...........................................................         (112,374)
    Custodian fees paid indirectly ......................................................................              (14)
                                                                                                                  --------
    Net expenses ........................................................................................           28,328
                                                                                                                  --------
NET INVESTMENT INCOME ...................................................................................           15,573
                                                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................          152,596
  Net change in unrealized appreciation (depreciation) on investments ...................................          628,096
                                                                                                                  --------
NET GAIN ON INVESTMENTS .................................................................................          780,692
                                                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................         $796,265
                                                                                                                  ========

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     FROM INCEPTION
                                                                                                      YEAR ENDED       8/12/02 TO
                                                                                                       12/31/03         12/31/02
                                                                                                      ----------     --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................    $   15,573       $    5,101
  Net realized gain (loss) .......................................................................       152,596          (40,143)
  Net change in unrealized appreciation (depreciation) ...........................................       628,096           45,186
                                                                                                      ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................       796,265           10,144
                                                                                                      ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................       (15,573)          (5,063)
  Net realized short-term gains ..................................................................       (36,216)              --
  Net realized long-term gains ...................................................................       (44,223)              --
                                                                                                      ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................       (96,012)          (5,063)
                                                                                                      ----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (135,201 and 212,212 shares, respectively) .......................     1,531,220        2,122,097
  Net asset value of shares issued from reinvestment of distributions (7,616 and 508 shares,
    respectively) ................................................................................        96,012            5,063
  Cost of shares repurchased (18,973 and 2,199 shares, respectively) .............................      (219,646)         (21,533)
                                                                                                      ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................     1,407,586        2,105,627
                                                                                                      ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................     2,107,839        2,110,708
NET ASSETS
  Beginning of period ............................................................................     2,110,708               --
                                                                                                      ----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $37, RESPECTIVELY) ......    $4,218,547       $2,110,708
                                                                                                      ==========       ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 FROM INCEPTION
                                                   YEAR ENDED      8/12/02 TO
                                                    12/31/03        12/31/02
                                                   ----------    --------------
Net asset value, beginning of period .............   $10.03          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................     0.05            0.02
  Net realized and unrealized gain (loss) ........     2.84            0.03
                                                     ------          ------
    TOTAL FROM INVESTMENT OPERATIONS .............     2.89            0.05
                                                     ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........    (0.05)          (0.02)
  Distributions from net realized gains ..........    (0.25)             --
                                                     ------          ------
    TOTAL DISTRIBUTIONS ..........................    (0.30)          (0.02)
                                                     ------          ------
CHANGE IN NET ASSET VALUE ........................     2.59            0.03
                                                     ------          ------
NET ASSET VALUE, END OF PERIOD ...................   $12.62          $10.03
                                                     ======          ======
Total return .....................................    28.78%           0.50%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........   $4,219          $2,111
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..........................     0.95%(4)        0.95%(2)
  Net investment income ..........................     0.52%           0.65%(2)
Portfolio turnover rate ..........................       73%             29%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.72% and 8.14% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high current income and long-term capital appreciation to produce a high total return.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 17.76%, lagging the Merrill Lynch High Yield Master II Index 1, which returned 28.15%, while the Lehman Brothers Aggregate Bond Index 2 returned 4.10% during the period. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

     The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of reported gross domestic product (GDP) throughout the first three quarters (the latest data available). Businesses began to make capital investments once again. And the equities markets turned positive. These and other factors created an overall atmosphere that was beneficial, in our opinion, for the high yield, convertible securities and high grade corporate markets.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: The high yield fixed income market was positive throughout most of 2003. This had a positive effect on the performance of the series. Low interest rates led to refinancing. And spreads also came down dramatically throughout the year as credit quality improved.

     Convertibles also had a favorable year. The convertible securities market has historically been highly correlated to the equities markets, which rallied through most of 2003.

     The high grade bond market, the third piece of the strategy, also had a good year, although lower-rated securities outpaced lower yielding securities. The yield on the bellwether 10-year Treasury Note rose throughout the year as the yield curve tightened. Although the series had a low exposure to treasury securities during the year, the bond market has historically been responsive to their movements.

     One factor that hindered the series' performance in the year was its limited exposure to the lowest-rated securities in the corporate markets. According to its strategy, the series' holdings in the high yield market include a minimal portion of securities rated CCC and below because that sector of the credit market (with its relatively frequent defaults) has historically presented a poor balance between risk and potential reward. Since this portion of the high yield market made the strongest gains in the year, the series' performance lagged the high yield market as a whole. Similarly, the lowest rated convertibles outperformed their higher rated counterparts during the year. As with high yield bonds, the outperformance by higher-risk convertibles also led to some underperformance, relative to the convertible market as a whole, since the series also maintains an investment grade bias in its convertible holdings.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe the low level of inflation has been driving much of the action in the bond market lately. Advances in technology keep ratcheting productivity higher and effective cost cutting at every corporate level is allowing prices to remain low. In our opinion, low inflation should continue through 2004.

     We believe that the Federal Reserve (the "Fed") may tighten interest rates as early as the second quarter of the year. But, in our opinion, given the low level of inflation, the Fed would most likely take a gradual approach to raising rates. Modest rate increases have historically been less likely to hinder an ongoing economic recovery.

     In our opinion, performance in 2004 will likely hinge on individual credit risk. We believe bottom-up strategies will prove their mettle as issue selection and portfolio construction take on even more prominence in driving performance.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Bond-Debenture Series                                    17.76%       17.63%
--------------------------------------------------------------------------------
  Merrill Lynch High Yield Master II Index 1               28.15%       25.12%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 2                    4.10%        5.88%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                                            Merrill Lynch              Lehman Brothers
            Bond-Debenture Series   High Yield Master II Index 1   Aggregate Bond Index 2
8/12/02           $10,000                     $10,000                      $10,000
12/31/02          $10,636                     $10,530                      $10,398
12/31/03          $12,525                     $13,493                      $10,824

1 The Merrill Lynch High Yield Master II Index measures total return performance for high-yield bonds.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
AGENCY MORTGAGE-BACKED SECURITIES--1.9%
  Fannie Mae 6%, 5/1/32 ......................    AAA      $  36  $    37,468
  Fannie Mae 5.50%, 7/1/33 ...................    AAA        224      227,178
                                                                  -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $267,395) ...................................      264,646
                                                                  -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--0.6%
  Freddie Mac 5.50%, 7/15/06 .................    Aaa(b)      75       80,809
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $81,032) ....................................       80,809
                                                                  -----------
CORPORATE BONDS--64.3%
AEROSPACE & DEFENSE--1.7%
  Armor Holdings, Inc. 144A 8.25%,
    8/15/13 (c) ..............................    B+          10       10,750
  DRS Technologies, Inc. 144A 6.875%,
    11/1/13 (c) ..............................    B           55       56,788
  Esterline Technologies Corp. 144A 7.75%,
    6/15/13 (c) ..............................    B+          60       64,800
  Raytheon Co. 4.85%, 1/15/11 ................    BBB-       100      100,132
                                                                  -----------
                                                                      232,470
                                                                  -----------
AGRICULTURAL PRODUCTS--0.2%
  Corn Products International, Inc. 8.45%,
    8/15/09 ..................................    BBB-        25       27,937
                                                                  -----------
AIRLINES--0.3%
  American Airlines, Inc. 8.608%, 4/1/11 .....    BBB         30       27,319
  Delta Airlines, Inc. Series 01-1 7.711%,
    9/18/11 ..................................    BBB         15       13,291
                                                                  -----------
                                                                       40,610
                                                                  -----------
ALUMINUM--0.2%
  Century Aluminum Co. 11.75%, 4/15/08 .......    BB-         25       28,000
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
  Tommy Hilfiger USA, Inc. 6.85%, 6/1/08 .....    BBB-        15       15,037
                                                                  -----------
APPLICATION SOFTWARE--0.3%
  Activant Solutions, Inc. 10.50%, 6/15/11 ...    B+          45       48,656
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.4%
  Franklin Resources, Inc. 3.70%, 4/15/08 ....    A           50       49,729
                                                                  -----------
AUTO PARTS & EQUIPMENT--1.8%
  Collins & Aikman Products 10.75%,
    12/31/11 .................................    B-          50       49,375
  Dana Corp. 10.125%, 3/15/10 ................    BB          25       29,250
  Delco Remy International, Inc. 11%, 5/1/09 .    CCC+        80       83,200
  Eagle Picher Industries, Inc. 144A 9.75%,
    9/1/13 (c) ...............................    B-          40       43,400
  Tenneco Automotive, Inc. Series B 10.25%,
    7/15/13 ..................................    CCC+        20       22,850
  TRW Automotive, Inc. 9.375%, 2/15/13 .......    B+          25       28,687
                                                                  -----------
                                                                      256,762
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.4%
  General Motors Corp. 7.125%, 7/15/13 .......    BBB         50       54,833
                                                                  -----------
BROADCASTING & CABLE TV--6.1%
  Allbritton Communications Co. 7.75%,
    12/15/12 .................................    B-          85       88,612
  Charter Communications Holdings
    LLC/Charter Communication Holdings
    Capital Corp. 10%, 4/1/09 ................    CCC-       150      134,250
  Clear Channel Communications, Inc. 4.625%,
    1/15/08 ..................................    BBB-        50       51,573


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
BROADCASTING & CABLE TV--CONTINUED
  Comcast Corp. 5.85%, 1/15/10 ...............    BBB      $  25  $    26,693
  CSC Holdings, Inc. Series B 8.125%, 8/15/09     BB-        100      108,000
  DIRECTV Holdings LLC 8.375%, 3/15/13 .......    BB-         75       87,375
  Echostar DBS Corp. 9.125%, 1/15/09 .........    BB-         33       37,084
  Echostar DBS Corp. 144A 6.375%, 10/1/11 (c)     BB-         15       15,450
  Insight Communications Co., Inc. 0%,
    2/15/11 (d) ..............................    B-         100       86,000
  Mediacom LLC/Mediacom Capital Corp.
    Series B 8.50%, 4/15/08 ..................    B+         100      102,500
  Paxson Communications Corp. 10.75%,
    7/15/08 ..................................    CCC+        50       54,812
  Sinclair Broadcast Group, Inc. 8.75%,
    12/15/11 .................................    B           50       55,750
                                                                  -----------
                                                                      848,099
                                                                  -----------
BUILDING PRODUCTS--0.6%
  American Standard, Inc. 7.625%, 2/15/10 ....    BB+         25       28,500
  Jacuzzi Brands, Inc. 144A 9.625%, 7/1/10 (c)    B           55       60,775
                                                                  -----------
                                                                       89,275
                                                                  -----------
CASINOS & GAMING--3.1%
  Boyd Gaming Corp. 8.75%, 4/15/12 ...........    B+          75       82,687
  Isle of Capri Casinos, Inc. 9%, 3/15/12 ....    B           50       55,875
  Mohegan Tribal Gaming Authority 6.375%,
    7/15/09 ..................................    BB-         75       77,813
  Park Place Entertainment Corp. 7.50%,
    9/1/09 ...................................    BB+         25       27,500
  Penn National Gaming, Inc. 144A 6.875%,
    12/1/11 (c) ..............................    B           45       44,775
  River Rock Entertainment Authority 144A
    9.75%, 11/1/11 (c) .......................    B+          75       81,000
  Turning Stone Casino Resort Enterprise 144A
    9.125%, 12/15/10 (c) .....................    B+          30       32,775
  Venetian Casino Resort LLC 11%, 6/15/10 ....    B-          25       29,125
                                                                  -----------
                                                                      431,550
                                                                  -----------
COMMERCIAL PRINTING--0.1%
  Von Hoffmann Corp. 144A 10.25%,
    3/15/09 (c) ..............................    B2          10       10,700
                                                                  -----------
COMMODITY CHEMICALS--0.1%
  Koppers, Inc. 144A 9.875%, 10/15/13 (c) ....    B           15       16,612
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.2%
  Corning, Inc. 7%, 3/15/07 ..................    BB+         35       35,175
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.5%
  Case New Holland, Inc. 144A 9.25%,
    8/1/11 (c) ...............................    BB-         15       16,875
  Cummins, Inc. 144A 9.50%, 12/1/10 (c) ......    BB+         50       57,750
                                                                  -----------
                                                                       74,625
                                                                  -----------
CONSUMER FINANCE--0.4%
  Ford Motor Credit Co. 7.25%, 10/25/11 ......    BBB         50       54,228
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
  Iron Mountain, Inc. 7.75%, 1/15/15 .........    B          115      121,037
                                                                  -----------
DEPARTMENT STORES--0.9%
  Dillard's, Inc. 6.30%, 2/15/08 .............    BB          25       25,375
  Penney (J.C.) Co., Inc. Series MTNA 6.875%,
    10/15/15 .................................    BB+         40       42,050
  Saks, Inc. 9.875%, 10/1/11 .................    BB          50       59,750
                                                                  -----------
                                                                      127,175
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
DIVERSIFIED CHEMICALS--0.4%
  Nalco Co. 144A 8.875%, 11/15/13 (c) ........    B        $  50  $    53,250
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  Great Lakes Dredge & Dock Corp 144A
    7.75%, 12/15/13 (c) ......................    B-          45       46,519
                                                                  -----------
DRUG RETAIL--0.6%
  Rite Aid Corp. 8.125%, 5/1/10 ..............    B+          75       81,000
                                                                  -----------
ELECTRIC UTILITIES--1.7%
  Teco Energy, Inc. 7.50%, 6/15/10 ...........    BB+        100      107,500
  TXU Corp. Series J 6.375%, 6/15/06 .........    BBB-        25       26,437
  Virginia Electric and Power Co. 4.50%,
    12/15/10 .................................    BBB+       100      100,829
                                                                  -----------
                                                                      234,766
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.4%
  PerkinElmer, Inc. 8.875%, 1/15/13 ..........    BB-         50       57,500
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.4%
  Sanmina SCI Corp. 10.375%, 1/15/10 .........    BB-         50       58,750
                                                                  -----------
ENVIRONMENTAL SERVICES--1.0%
  Allied Waste North America 7.875%, 4/15/13 .    BB-         75       81,562
  Allied Waste North America Series B 10%,
    8/1/09 ...................................    B+          50       54,250
                                                                  -----------
                                                                      135,812
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
  IMC Global, Inc. Series B 11.25%, 6/1/11 ...    B+          50       55,250
  Terra Capital, Inc. 11.50%, 6/1/10 .........    B-          35       36,750
  United Industries Corp. Series B 9.875%,
    4/1/09 ...................................    B-          35       36,837
                                                                  -----------
                                                                      128,837
                                                                  -----------
FOOD DISTRIBUTORS--0.3%
  Le-Natures, Inc. 144A 9.50%, 6/15/13 (c) ...    B-          40       42,400
                                                                  -----------
FOOD RETAIL--0.7%
  Ingles Markets, Inc. 8.875%, 12/1/11 .......    B+          40       40,400
  Pinnacle Foods Holding Corp. 144A 8.25%,
    12/1/13 (c) ..............................    B           50       52,000
                                                                  -----------
                                                                       92,400
                                                                  -----------
FOREST PRODUCTS--0.4%
  Weyerhaeuser Co. 6.125%, 3/15/07 ...........    BBB         50       54,191
                                                                  -----------
GAS UTILITIES--1.5%
  Northwest Pipeline Corp. 8.125%, 3/1/10 ....    B+          15       16,725
  SEMCO Energy, Inc. 7.125%, 5/15/08 .........    BB-        100      104,625
  Sonat, Inc. 6.875%, 6/1/05 .................    B           35       34,650
  Sonat, Inc. 7.625%, 7/15/11 ................    B           25       23,281
  Suburban Propane Partners LP/Suburban
    Energy Finance Corp. 144A 6.875%,
    12/15/13 (c) .............................    B           35       35,525
                                                                  -----------
                                                                      214,806
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.6%
  AmeriPath, Inc. 10.50%, 4/1/13 .............    B-          75       80,250
                                                                  -----------
HEALTH CARE EQUIPMENT--0.5%
  Medex, Inc. 144A 8.875%, 5/15/13 (c) .......    B-          70       75,600
                                                                  -----------
HEALTH CARE FACILITIES--1.7%
  Hanger Orthopedic Group, Inc. 10.375%,
    2/15/09 ..................................    B           25       28,500
  IASIS Healthcare Corp. 8.50%, 10/15/09 .....    B-          50       52,375
  Mariner Health Care, Inc. 144A 8.25%,
    12/15/13 (c) .............................    B-          25       25,375
  National Nephrology Associates, Inc. 144A
    9%, 11/1/11 (c) ..........................    B-          25       26,312


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
HEALTH CARE FACILITIES--CONTINUED
  Tenet Healthcare Corp. 7.375%, 2/1/13 ......    BB-      $  50  $    50,500
  Triad Hospitals, Inc. Series B 8.75%, 5/1/09    B+          50       54,438
                                                                  -----------
                                                                      237,500
                                                                  -----------
HEALTH CARE SERVICES--0.2%
  Prime Medical Services, Inc. 8.75%, 4/1/08 .    B           25       24,250
                                                                  -----------
HEALTH CARE SUPPLIES--0.1%
  Fisher Scientific International, Inc. 8%,
    9/1/13 ...................................    B+          10       10,775
                                                                  -----------
HOMEBUILDING--0.9%
  Beazer Homes USA, Inc. 8.375%, 4/15/12 .....    BB          25       27,687
  Beazer Homes USA, Inc. 144A 6.50%,
    11/15/13 (c) .............................    BB          30       30,112
  Horton (D.R.), Inc. 6.875%, 5/1/13 .........    BB          25       26,750
  William Lyons Homes, Inc. 10.75%, 4/1/13 ...    B-          35       39,988
                                                                  -----------
                                                                      124,537
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--2.2%
  Gaylord Entertainment Co. 144A 8%,
    11/15/13 (c) .............................    B-          85       90,100
  Hard Rock Hotel, Inc. 144A 8.875%, 6/1/13 (c)   B          100      107,000
  Hilton Hotels Corp. 8.25%, 2/15/11 .........    BBB-        25       28,812
  Host Marriott Corp. Series B 7.875%, 8/1/08     B+          75       78,375
                                                                  -----------
                                                                      304,287
                                                                  -----------
HOUSEHOLD APPLIANCES--0.6%
  Blount, Inc. 13%, 8/1/09 ...................    CCC         45       48,712
  Fedders North America, Inc. 9.375%,
    8/15/07 ..................................    B-          30       30,300
                                                                  -----------
                                                                       79,012
                                                                  -----------
HOUSEHOLD PRODUCTS--1.0%
  JohnsonDiversey, Inc. Series B 9.625%,
    5/15/12 ..................................    B           25       28,000
  Rayovac Corp. 8.50%, 10/1/13 ...............    B-         100      106,500
                                                                  -----------
                                                                      134,500
                                                                  -----------
INDUSTRIAL GASES--0.3%
  Airgas, Inc. 9.125%, 10/1/11 ...............    B+          25       28,188
  Airgas, Inc. Series MTN 7.75%, 9/15/06 .....    BB          20       21,100
                                                                  -----------
                                                                       49,288
                                                                  -----------
INDUSTRIAL MACHINERY--1.4%
  Manitowoc Co., Inc. (The) 7.125%, 11/1/13 ..    B+         100      103,875
  Sensus Metering Systems, Inc. 144A
    8.625%, 12/15/13 (c) .....................    B-          55       56,719
  Wabtec Corp. 144A 6.875%, 7/31/13 (c) ......    BB          15       15,619
                                                                  -----------
                                                                      176,213
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
  Block Communications, Inc. 9.25%, 4/15/09 ..    B-          25       27,000
  Cincinnati Bell, Inc. 144A 8.375%,
    1/15/14 (c) ..............................    B-          75       81,000
  Qwest Services Corp. 144A 13.50%,
    12/15/10 (c) .............................    CCC+        55       67,100
  WorldCom, Inc. 6.50%, 4/15/10 (e) ..........    NR          80       64,800
                                                                  -----------
                                                                      239,900
                                                                  -----------
IT CONSULTING & OTHER SERVICES--0.6%
  Titan Corp. 144A 8%, 5/15/11 (c) ...........    B           75       85,500
                                                                  -----------
LEISURE FACILITIES--0.2%
  Six Flags, Inc. 9.50%, 2/1/09 ..............    B           25       26,313
                                                                  -----------
MANAGED HEALTH CARE--0.9%
  PacifiCare Health Systems, Inc. 10.75%,
    6/1/09 ...................................    BB          16       18,960
  UnitedHealth Group, Inc. 4.875%, 4/1/13 ....    A          100      100,696
                                                                  -----------
                                                                      119,656
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
METAL & GLASS CONTAINERS--2.7%
  Anchor Glass Container Corp. 11%, 2/15/13 ..    B+       $  50  $    58,250
  BWAY Finance Corp./BWAY Corp. 10%,
    10/15/10 .................................    B-          50       54,750
  Crown Cork & Seal Co., Inc. 7.375%,
    12/15/26 .................................    B          100       90,875
  Graham Packaging Co., Inc. Series B
    10.75%, 1/15/09 ..........................    CCC+        15       15,562
  Kraton Polymers LLC/Capital Corp. 144A
    8.125%, 1/15/14 (c) ......................    B           10       10,450
  Owens-Brockway Glass Container, Inc.
    8.875%, 2/15/09 ..........................    BB          60       66,075
  Owens-Brockway Glass Container, Inc.
    7.75%, 5/15/11 ...........................    BB          50       53,938
  Plastipak Holdings, Inc. 10.75%, 9/1/11 ....    B+          25       27,938
                                                                  -----------
                                                                      377,838
                                                                  -----------
MOVIES & ENTERTAINMENT--0.4%
  Cinemark USA, Inc. 9%, 2/1/13 ..............    B-          50       56,500
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--3.0%
  AES Corp. (The) 144A 8.75%, 5/15/13 (c) ....    B+          75       84,187
  Calpine Corp. 144A 8.50%, 7/15/10 (c) ......    BB-        125      121,250
  Dynegy Holdings, Inc. 144A 9.875%,
    7/15/10 (c) ..............................    B-          45       50,850
  El Paso Production Holding Co. 144A
    7.75%, 6/1/13 (c) ........................    B+         100       99,000
  NRG Energy, Inc. 144A 8%, 12/15/13 (c) .....    B+          30       31,688
  Williams Cos., Inc. (The) 8.625%, 6/1/10 ...    B+          25       28,188
                                                                  -----------
                                                                      415,163
                                                                  -----------
OIL & GAS DRILLING--0.1%
  Parker Drilling Co. 144A 9.625%, 10/1/13 (c)    B-          10       10,450
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--1.2%
  Hanover Compress Co. 8.625%, 12/15/10 ......    B           40       41,800
  Key Energy Services, Inc. 6.375%, 5/1/13 ...    BB          50       51,000
  Offshore Logistic, Inc. 6.125%, 6/15/13 ....    BB+         75       73,875
                                                                  -----------
                                                                      166,675
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.4%
  Chesapeake Energy Corp. 8.375%, 11/1/08 ....    BB-         25       27,625
  Houston Exploration Co. 144A 7%,
    6/15/13 (c) ..............................    B+          75       77,813
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 ..................................    B+          25       28,500
  Pogo Producing Co. Series B 10.375%,
    2/15/09 ..................................    BB          15       15,975
  Range Resources Corp. 7.375%, 7/15/13 ......    B-          50       50,250
                                                                  -----------
                                                                      200,163
                                                                  -----------
PACKAGED FOODS & MEATS--3.0%
  B&G Foods, Inc. Series D 9.625%, 8/1/07 ....    B-         100      103,625
  Dean Foods Co. 6.625%, 5/15/09 .............    BB-        100      105,500
  Del Monte Corp. 144A 8.625%, 12/15/12 (c) ..    B           35       38,500
  Dole Foods Co., Inc. 8.875%, 3/15/11 .......    B+          30       33,075
  Land O Lakes, Inc. 8.75%, 11/15/11 .........    B-          40       35,200
  Land O Lakes, Inc. 144A 9%, 12/15/10 (c) ...    B           25       25,313
  Michael Foods, Inc. 144A 8%, 11/15/13 (c) ..    B-          80       83,800
                                                                  -----------
                                                                      425,013
                                                                  -----------
PAPER PACKAGING--0.8%
  Longview Fibre Co. 10%, 1/15/09 ............    B+          25       27,563
  Smurfit - Stone Container Corp. 8.25%,
    10/1/12 ..................................    B           25       27,250
  Tekni-Plex, Inc. 144A 8.75%, 11/15/13
    8.75%, 11/15/13 (c) ......................    B-          50       52,375
                                                                  -----------
                                                                      107,188
                                                                  -----------


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
PAPER PRODUCTS--1.4%
  Boise Cascade Corp. 6.50%, 11/1/10 .........    BB       $  50  $    52,230
  Buckeye Technologies, Inc. 8%, 10/15/10 ....    B           75       73,875
  Georgia-Pacific Corp. 8.25%, 3/1/23 ........    BB+         75       76,500
                                                                  -----------
                                                                      202,605
                                                                  -----------
PHARMACEUTICALS--0.7%
  Alpharma, Inc. 144A 8.625%, 5/1/11 (c) .....    B          100      101,750
                                                                  -----------
PUBLISHING & PRINTING--2.8%
  American Color Graphics, Inc. 144A 10%,
    6/15/10 (c) ..............................    B           35       36,050
  Dex Media East LLC/Dex Media East Finance
    Co. 144A 8%, 11/15/13 (c) B ..............               100      105,500
  Dex Media West LLC/Dex Media Finance
    Co. 144A 9.875%, 8/15/13 (c) .............    B           50       57,940
  Houghton Mifflin Co. 8.25%, 2/1/11 .........    B           75       80,625
  PRIMEDIA, Inc. 8.875%, 5/15/11 .............    B          100      106,000
                                                                  -----------
                                                                      386,115
                                                                  -----------
REITS--0.9%
  Felcor Lodging LP 10%, 9/15/08 .............    B+          25       27,125
  Host Marriott LP Series G 9.25%, 10/1/07 ...    B+          50       56,125
  Senior Housing Properties Trust 7.875%,
    4/15/15 ..................................    BB+         35       36,925
                                                                  -----------
                                                                      120,175
                                                                  -----------
RESTAURANTS--0.5%
  Domino's, Inc. 144A 8.25%, 7/1/11 (c) ......    B-          40       43,050
  O'Charley's, Inc. 144A 9%, 11/1/13 (c) .....    B           25       25,250
                                                                  -----------
                                                                       68,300
                                                                  -----------
SPECIALTY STORES--0.5%
  Cole National Group 8.875%, 5/15/12 ........    B           45       48,375
  Couche-Tard U.S./Couche-Tard Finance
    Corp. 144A 7.50%, 12/15/13 (c) ...........    B           15       15,788
                                                                  -----------
                                                                       64,163
                                                                  -----------
TIRES & RUBBER--0.5%
  Goodyear Tire & Rubber Co. (The) 7.857%,
    8/15/11 ..................................    B+          75       65,813
                                                                  -----------
WATER UTILITIES--0.1%
  National Waterworks, Inc. Series B 10.50%,
    12/1/12 ..................................    B           20       22,450
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--4.5%
  ACC Escrow Corp. 144A 10%, 8/1/11 (c) ......    B-          15       16,650
  Alamosa Delaware, Inc. 11%, 7/31/10 ........    Caa(b)     100      109,000
  Centennial Celluar Operating Co./Centennial
    Communications Corp. 10.125%,
    6/15/13 ..................................    CCC        100      110,250
  Dobson Communications Corp. 144A
    8.875%, 10/1/13 (c) ......................    CCC+        75       76,312
  Nextel Communications, Inc. 9.50%, 2/1/11 ..    B+          35       39,725
  Nextel Communications, Inc. 7.375%,
    8/1/15 ...................................    B+          40       43,200
  Nextel Partners, Inc. 8.125%, 7/1/11 .......    CCC+        75       80,250
  Rural Cellular Corp. 9.875%, 2/1/10 ........    CCC         50       53,500
  TeleCorp PCS, Inc. 10.625%, 7/15/10 ........    BBB         58       67,798
  Western Wireless Corp. 9.25%, 7/15/13 ......    CCC         25       26,500
                                                                  -----------
                                                                      623,185
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $8,395,256) .................................    8,943,868
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
FOREIGN CORPORATE BONDS--3.6%
CANADA--1.6%
  Biovail Corp. 7.875%, 4/1/10 ...............    BB-      $  75  $    76,875
  Bombardier Recreational Products, Inc. 144A
    8.375%, 12/15/13 (c) .....................    B-          10       10,450
  Millar Western Forest Products, Ltd. 144A
    7.75%, 11/15/13 (c) ......................    B+          50       52,125
  Rogers Wireless Communications, Inc.
    9.625%, 5/1/11 ...........................    BB+         25       30,000
  Tembec Industries, Inc. 7.75%, 3/15/12 .....    BB+         50       50,000
                                                                  -----------
                                                                      219,450
                                                                  -----------
FRANCE--0.8%
  Rhodia SA 144A 8.875%, 6/1/11 (c) ..........    CCC+        75       69,375
  Vivendi Universal SA 144A 9.25%, 4/15/10 (c)    BB          35       41,650
                                                                  -----------
                                                                      111,025
                                                                  -----------
IRELAND--0.3%
  Eirom Funding 8.25%, 8/15/13 ...............    BB+         20       22,250
  JSG Funding plc 9.625%, 10/1/12 ............    B           25       28,125
                                                                  -----------
                                                                       50,375
                                                                  -----------
SWEDEN--0.4%
  Stena AB 144A 7.50%, 11/1/13 (c) ...........    BB-         50       51,750
                                                                  -----------
UNITED KINGDOM--0.2%
  NTL, Inc. 11.20%, 11/15/07 (d) .............    C           35       35,525
                                                                  -----------
UNITED STATES--0.3%
  Tyco International Group SA 144A 6%,
    11/15/13 (c) .............................    BBB-        40       41,200
                                                                  -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $472,516) ...................................      509,325
                                                                  -----------
CONVERTIBLE BONDS--16.2%
ADVERTISING--0.4%
  Lamar Advertising Co. Cv. 2.875%,
    12/31/10 .................................    B           50       51,250
                                                                  -----------
AEROSPACE & DEFENSE--0.4%
  L-3 Communications Holdings, Inc. Cv. 4%,
    9/15/11 (d) ..............................    BB-         50       54,937
                                                                  -----------
APPLICATION SOFTWARE--1.6%
  Documentum, Inc. Cv. 4.50%, 4/1/07 .........    BBB        100      119,125
  Mentor Graphics Corp. Cv. 6.875%, 6/15/07 ..    NR         100      106,375
                                                                  -----------
                                                                      225,500
                                                                  -----------
BIOTECHNOLOGY--0.5%
  Amgen, Inc. Cv. 0%, 3/1/32 .................    A+         100       75,375
                                                                  -----------
BROADCASTING & CABLE TV--0.9%
  Liberty Media Corp. Cv. 3.25%, 3/15/31 .....    BBB-       100      104,000
  Sinclair Broadcast Group, Inc. Cv. 4.875%,
    7/15/18 ..................................    B           15       16,556
                                                                  -----------
                                                                      120,556
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.9%
  Corning, Inc. Cv. 3.50%, 11/1/08 ...........    BB+        100      124,375
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.0%
  AGCO Corp. Cv. 144A 1.75%, 12/31/33 (c) ....    BB-        125      139,844
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
  First Data Corp. Cv. 2%, 3/1/08 ............    A+         100      108,250
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
  Artesyn Technologies, Inc. Cv. 5.50%,
    8/15/10 ..................................    NA          30       40,725
                                                                  -----------


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                             (UNAUDITED)   (000)     VALUE
                                             -----------   -----  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.4%
  Flir Systems, Inc. Cv. 144A 3%, 6/1/23 (c) .    NR       $  50  $    55,000
                                                                  -----------
HEALTH CARE EQUIPMENT--0.4%
  Medtronic, Inc. Cv. 1.25%, 9/15/21 .........    A-          50       51,187
                                                                  -----------
HEALTH CARE FACILITIES--1.5%
  Beverly Enterprises, Inc. Cv. 2.75%, 11/1/33    B           40       56,600
  Lifepoint Hospital Holdings, Inc. Cv. 4.50%,
    6/1/09 ...................................    B           75       75,656
  Universal Health Services, Inc. Cv. 0.426%,
    6/23/20 ..................................    BBB        125       82,344
                                                                  -----------
                                                                      214,600
                                                                  -----------
HEALTH CARE SUPPLIES--0.8%
  Fisher Scientific International, Inc. Cv.
    144A 2.50%, 10/1/23 (c) ..................    BB-        100      113,875
                                                                  -----------
INDUSTRIAL CONGLOMERATES--0.7%
  Tyco International Group SA Cv. 2.75%,
    1/15/18 ..................................    BBB-        75       95,719
                                                                  -----------
MOVIES & ENTERTAINMENT--0.8%
  Walt Disney Co. (The) Cv. 2.125%, 4/15/23 ..    BBB+       100      105,875
                                                                  -----------
OFFICE ELECTRONICS--0.4%
  Maxtor Corp. Cv. 6.80%, 4/30/10 ............    Ba (b)      40       57,350
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
  Kerr-McGee Corp. Cv. 5.25%, 2/15/10 ........    BBB-        50       52,688
                                                                  -----------
PACKAGED FOODS & MEATS--1.0%
  General Mills, Inc. Cv. 0%, 10/28/22 .......    BBB+        75       52,500
  Nestle Holding, Inc. Series WW Cv. 3%,
    5/9/05 ...................................    AAA         80       91,952
                                                                  -----------
                                                                      144,452
                                                                  -----------
PHOTOGRAPHIC PRODUCTS--0.2%
  Eastman Kodak Co. 144A Cv. 3.375%,
    10/15/33 (c) .............................    BBB-        20       22,200
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.4%
  Teradyne, Inc. Cv. 3.75%, 10/15/06 .........    B+          50       57,750
                                                                  -----------
SEMICONDUCTORS--2.0%
  LSI Logic Corp. Cv. 4%, 5/15/10 ............    B          100      111,125
  Micron Technology, Inc. Cv. 2.50%, 2/1/10 ..    B-          75       99,563
  RF Micro Devices, Inc. Cv. 1.50%, 7/1/10 ...    B-          50       75,625
                                                                  -----------
                                                                      286,313
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  Nextel Communications, Inc. Cv. 5.25%,
    1/15/10 ..................................    B+          50       51,000
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $2,075,435) .................................    2,248,821
                                                                  -----------
FOREIGN CONVERTIBLE BONDS--1.3%
CANADA--0.8%
  Fairmont Hotels and Resorts, Inc. Cv. 144A
    3.75%, 12/1/23 (c) .......................    NR          15       15,731
  Placer Dome, Inc. Cv. 144A 2.75%,
    10/15/23 (c) .............................    BBB+        75       89,719
                                                                  -----------
                                                                      105,450
                                                                  -----------
ISRAEL--0.5%
  Teva Pharmaceutical Finance NV Cv. 0.375%,
    11/15/22 .................................    BBB         55       76,313
                                                                  -----------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $153,684) ...................................      181,763
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
CONVERTIBLE PREFERRED STOCKS--4.5%
ADVERTISING--0.2%
  Interpublic Group of Cos., Inc. Series A Cv. Pfd
    5.375% ...........................................      325   $    18,639
                                                                  -----------
BROADCASTING & CABLE TV--0.5%
  Sinclair Broadcasting Group, Inc. Cv. Pfd 6% .......    1,500        74,025
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.3%
  Motorola, Inc. Cv. Pfd. 7% .........................    1,000        43,430
                                                                  -----------
ELECTRIC UTILITIES--1.4%
  Dominion Resources, Inc. Cv. Pfd. 9.50% ............    1,400        80,150
  FPL Group, Inc. Cv. Pfd. 8% ........................    2,000       112,980
                                                                  -----------
                                                                      193,130
                                                                  -----------
MANAGED HEALTH CARE--0.3%
  Anthem, Inc. Cv. Pfd 6% ............................      500        44,115
                                                                  -----------
MULTI-SECTOR HOLDINGS--0.5%
  Prudential Financial, Inc. Cv. Pfd. 6.75% ..........    1,000        65,100
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
  Chesapeake Energy Corp Cv. Pfd 6% ..................    1,000        75,500
  Kerr-McGee Corp. Cv. Pfd 5.5% ......................    1,000        49,900
                                                                  -----------
                                                                      125,400
                                                                  -----------
PAPER PACKAGING--0.3%
  Temple-Inland, Inc. Cv. Pfd. 7.50% .................      700        40,684
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.1%
  Doral Financial Corp. Cv. Pfd 4.75% ................       70        18,134
                                                                  -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $564,838) ..................................       622,657
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--92.4%
  (Identified cost $12,010,156) ...............................    12,851,889
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   -----------
SHORT-TERM OBLIGATIONS--6.1%
FEDERAL AGENCY SECURITIES--6.1%
  FHLB Discount Note 0.75%, 1/2/04 ...................     $848   $   847,982
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $847,982) ..................................       847,982
                                                                  -----------
TOTAL INVESTMENTS--98.5%
  (Identified cost $12,858,138) ...............................    13,699,871(a)
  Other assets and liabilities, net--1.5% .....................       209,923
                                                                  -----------
NET ASSETS--100.0% ............................................   $13,909,794
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $868,960 and gross depreciation of $28,582 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $12,859,493.
(b) As rated by Moody's or Fitch.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $3,269,466 or 23.5% of net assets.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Security in default.


                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $12,858,138) ............................................       $13,699,871
Cash ....................................................................................................             6,502
Receivables
  Interest and dividends ................................................................................           182,461
  Fund shares sold ......................................................................................           101,629
  Receivable from adviser ...............................................................................            12,259
Prepaid expenses ........................................................................................               121
                                                                                                                -----------
    Total assets ........................................................................................        14,002,843
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................            35,277
  Professional fee ......................................................................................            30,702
  Printing fee ..........................................................................................            11,954
  Financial agent fee ...................................................................................             3,829
  Trustees' fee .........................................................................................             2,360
  Administration fee ....................................................................................               870
Accrued expenses ........................................................................................             8,057
                                                                                                                -----------
    Total liabilities ...................................................................................            93,049
                                                                                                                -----------
NET ASSETS ..............................................................................................       $13,909,794
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $13,071,854
  Accumulated net realized loss .........................................................................            (3,793)
  Net unrealized appreciation ...........................................................................           841,733
                                                                                                                -----------
NET ASSETS ..............................................................................................       $13,909,794
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         1,202,621
                                                                                                                ===========
Net asset value and offering price per share ............................................................            $11.57
                                                                                                                     ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ..............................................................................................        $  524,014
  Dividends .............................................................................................            24,495
                                                                                                                 ----------
    Total investment income .............................................................................           548,509
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................            60,712
  Financial agent fee ...................................................................................            41,653
  Administration fee ....................................................................................             6,233
  Professional ..........................................................................................            30,663
  Printing ..............................................................................................            21,241
  Custodian .............................................................................................            19,463
  Trustees ..............................................................................................             5,931
  Miscellaneous .........................................................................................            17,997
                                                                                                                 ----------
    Total expenses ......................................................................................           203,893
    Less expenses borne by investment adviser ...........................................................          (130,988)
    Custodian fees paid indirectly ......................................................................               (50)
                                                                                                                 ----------
    Net expenses ........................................................................................            72,855
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................           475,654
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................           107,352
  Net change in unrealized appreciation (depreciation) on investments ...................................           748,815
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................           856,167
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $1,331,821
                                                                                                                 ==========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    FROM INCEPTION
                                                                                                      YEAR ENDED      8/12/02 TO
                                                                                                       12/31/03        12/31/02
                                                                                                     -----------    --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   475,654      $   57,450
  Net realized gain (loss) .......................................................................       107,352          13,144
  Net change in unrealized appreciation (depreciation) ...........................................       748,815          92,918
                                                                                                     -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................     1,331,821         163,512
                                                                                                     -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................................      (481,158)        (57,069)
  Net realized short-term gains ..................................................................       (97,704)         (5,171)
  Net realized long-term gains ...................................................................       (17,646)             --
                                                                                                     -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................................      (596,508)        (62,240)
                                                                                                     -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,030,333 and 343,906 shares, respectively) .....................    11,503,462       3,485,300
  Net asset value of shares issued from reinvestment of distributions (52,712 and 5,971 shares,
    respectively) ................................................................................       596,508          62,240
  Cost of shares repurchased (211,011 and 19,290 shares, respectively) ...........................    (2,376,400)       (197,901)
                                                                                                     -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................     9,723,570       3,349,639
                                                                                                     -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................    10,458,883       3,450,911
NET ASSETS
  Beginning of period ............................................................................     3,450,911              --
                                                                                                     -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $381, RESPECTIVELY) .....   $13,909,794      $3,450,911
                                                                                                     ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                 YEAR ENDED      8/12/02 TO
                                                  12/31/03        12/31/02
                                                 ----------    --------------
Net asset value, beginning of period ...........   $10.44          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................     0.59            0.18
  Net realized and unrealized gain (loss) ......     1.23            0.46
                                                   ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........     1.82            0.64
                                                   ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........    (0.59)          (0.18)
  Distributions from net realized gains ........    (0.10)          (0.02)
                                                   ------          ------
    TOTAL DISTRIBUTIONS ........................    (0.69)          (0.20)
                                                   ------          ------
CHANGE IN NET ASSET VALUE ......................     1.13            0.44
                                                   ------          ------
NET ASSET VALUE, END OF PERIOD .................   $11.57          $10.44
                                                   ======          ======
Total return ...................................    17.76%           6.36%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........  $13,910          $3,451
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................     0.90%(4)        0.90%(2)(4)
  Net investment income ........................     5.88%           5.87%(2)
Portfolio turnover rate ........................       54%             24%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.52% and 7.03% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series investment objective is capital appreciation with income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 30.24%, lagging its benchmark, the S&P 500(R)/Barra Value Index 1, which returned 31.80%, but ahead of the S&P 500(R) Index 2, which returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

     As the economy  entered the final months of 2003,  gross  domestic  product
(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: Stock selection within the financial sector aided performance relative to the S&P 500(R)/Barra Value Index 2. Several of the portfolio's financial services holdings benefited from strong second quarterly earnings announcements. Industrials sector holdings also contributed positively to performance for the year; specifically, certain companies within this sector benefited from news of stronger-than-expected third quarter earnings. In addition, the portfolio's underweight in the telecomm services sector, relative to the S&P 500(R)/Barra Value Index, further added to performance.

     Stock selection in the health care sector detracted from relative performance during the twelve months ended December 31, 2003. Certain pharmaceutical company holdings, in particular, have been hurt by falling expectations and increased competition for drugs. Stock selection within the consumer discretionary sector hurt relative performance for the period. Specifically, a consumer product manufacturer has been hurt by weaker-than-anticipated sales in recent months. Additionally, the series' overweight of the consumer staples sector, compared to the S&P 500(R)/Barra Value Index, detracted from performance.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: During the twelve months ended December 31, 2003, we added selectively to the consumer discretionary sector. We also added selectively to some undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the portfolio, focusing on consumer cyclical, basic material and technology stocks, which we believe will benefit from continued strengthening in the U.S. economy. Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                       FROM
                                                                     INCEPTION
                                                                     8/12/02 TO
                                                          1 YEAR      12/31/03
--------------------------------------------------------------------------------
  Large-Cap Value Series                                   30.24%       20.33%
--------------------------------------------------------------------------------
  S&P 500(R)/Barra Value Index 1                           31.80%       21.24%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

              Large-Cap Value Series    S&P 500(R)/Barra Value Index 1   S&P 500(R) Index 2
8/12/02              $10,000                      $10,000                     $10,000
12/31/02             $ 9,924                      $ 9,910                     $ 9,806
12/31/03             $12,925                      $13,061                     $12,622


1 The S&P 500(R)/Barra Value Index measures the total return performance of companies with higher book-to-price ratios.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        SHARES       VALUE
                                                        -------   -----------
COMMON STOCKS--90.2%
AGRICULTURAL PRODUCTS--0.5%
  Archer Daniels Midland Co. .........................   12,517   $   190,509
                                                                  -----------
AIRLINES--0.9%
  AMR Corp. (b) ......................................    9,054       117,249
  Delta Air Lines, Inc. (b) ..........................   16,486       194,700
                                                                  -----------
                                                                      311,949
                                                                  -----------
ALUMINUM--2.0%
  Alcoa, Inc. ........................................   18,830       715,540
                                                                  -----------
APPAREL RETAIL--2.5%
  Gap, Inc. (The) ....................................   24,438       567,206
  Limited Brands .....................................   18,117       326,649
                                                                  -----------
                                                                      893,855
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.5%
  Bank of New York Co., Inc. (The) ...................    9,582       317,356
  Mellon Financial Corp. .............................   17,794       571,365
                                                                  -----------
                                                                      888,721
                                                                  -----------
BROADCASTING & CABLE TV--3.4%
  Clear Channel Communications, Inc. .................    9,061       424,327
  Comcast Corp. Special Class A (b) ..................   21,262       665,075
  Cox Communications, Inc. Class A (b) ...............    4,100       141,245
                                                                  -----------
                                                                    1,230,647
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.5%
  Corning, Inc. (b) ..................................   16,043       167,329
  Motorola, Inc. .....................................   53,820       757,247
                                                                  -----------
                                                                      924,576
                                                                  -----------
COMPUTER HARDWARE--2.3%
  Apple Computer, Inc. (b) ...........................   39,282       839,456
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--2.0%
  EMC Corp. (b) ......................................   55,715       719,838
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.4%
  Caterpillar, Inc. ..................................    3,533       293,310
  Deere & Co. ........................................   14,271       928,328
                                                                  -----------
                                                                    1,221,638
                                                                  -----------
DIVERSIFIED BANKS--7.0%
  Bank One Corp. .....................................   17,121       780,546
  FleetBoston Financial Corp. ........................    9,338       407,604
  U.S. Bancorp .......................................   11,644       346,758
  Wachovia Corp. .....................................   11,909       554,840
  Wells Fargo & Co. ..................................    7,840       461,698
                                                                  -----------
                                                                    2,551,446
                                                                  -----------
DIVERSIFIED CAPITAL MARKETS--0.6%
  J.P. Morgan Chase & Co. ............................    6,085       223,502
                                                                  -----------
DIVERSIFIED CHEMICALS--1.0%
  Du Pont (E.I.) de Nemours & Co. ....................    7,791       357,529
                                                                  -----------
ELECTRIC UTILITIES--1.5%
  FPL Group, Inc. ....................................    3,000       196,260
  Progress Energy, Inc. ..............................    7,814       353,662
                                                                  -----------
                                                                      549,922
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
  Emerson Electric Co. ...............................    3,001       194,315
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
  Agilent Technologies, Inc. (b) .....................    7,720       225,733
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
ELECTRONIC MANUFACTURING SERVICES--0.3%
  Solectron Corp. (b) ................................   16,464   $    97,302
                                                                  -----------
ENVIRONMENTAL SERVICES--0.9%
  Waste Management, Inc. .............................   11,139       329,714
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
  Monsanto Co. .......................................    6,434       185,171
                                                                  -----------
FOOTWEAR--1.2%
  NIKE, Inc. Class B .................................    6,408       438,692
                                                                  -----------
FOREST PRODUCTS--0.4%
  Weyerhaeuser Co. ...................................    2,456       157,184
                                                                  -----------
GENERAL MERCHANDISE STORES--1.3%
  Target Corp. .......................................   11,930       458,112
                                                                  -----------
GOLD--1.5%
  Newmont Mining Corp. ...............................   11,011       535,245
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.9%
  Cardinal Health, Inc. ..............................    5,200       318,032
                                                                  -----------
HEALTH CARE EQUIPMENT--0.4%
  Baxter International, Inc. .........................    5,117       156,171
                                                                  -----------
HEALTH CARE FACILITIES--0.1%
  Tenet Healthcare Corp. (b) .........................    3,300        52,965
                                                                  -----------
HOUSEHOLD PRODUCTS--0.3%
  Kimberly-Clark Corp. ...............................    1,700       100,453
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.4%
  Newell Rubbermaid, Inc. ............................    6,947       158,183
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.5%
  Tyco International Ltd. ............................   20,601       545,926
                                                                  -----------
INDUSTRIAL GASES--1.0%
  Praxair, Inc. ......................................    9,946       379,937
                                                                  -----------
INDUSTRIAL MACHINERY--2.9%
  Eaton Corp. ........................................    4,737       511,501
  Illinois Tool Works, Inc. ..........................    5,329       447,156
  Parker Hannifin Corp. ..............................    1,257        74,792
                                                                  -----------
                                                                    1,033,449
                                                                  -----------
INTEGRATED OIL & GAS--5.1%
  Exxon Mobil Corp. ..................................   45,071     1,847,911
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.9%
  BellSouth Corp. ....................................    5,109       144,585
  Qwest Communications International, Inc. (b) .......   34,000       146,880
  SBC Communications, Inc. ...........................   14,600       380,622
  Verizon Communications, Inc. .......................   20,837       730,962
                                                                  -----------
                                                                    1,403,049
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.3%
  Goldman Sachs Group, Inc. (The) ....................      800        78,984
  Merrill Lynch & Co., Inc. ..........................    6,918       405,741
                                                                  -----------
                                                                      484,725
                                                                  -----------
MANAGED HEALTH CARE--0.5%
  CIGNA Corp. ........................................    2,900       166,750
                                                                  -----------
MOVIES & ENTERTAINMENT--4.0%
  Viacom, Inc. Class B ...............................   15,889       705,154
  Walt Disney Co. (The) ..............................   31,811       742,150
                                                                  -----------
                                                                    1,447,304
                                                                  -----------


                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

                                                        SHARES       VALUE
                                                        -------   -----------
MULTI-LINE INSURANCE--2.5%
  American International Group, Inc. .................   11,204   $   742,601
  Hartford Financial Services Group, Inc. (The) ......    2,800       165,284
                                                                  -----------
                                                                      907,885
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
  Constellation Energy Group, Inc. ...................    1,500        58,740
  Public Service Enterprise Group, Inc. ..............    3,214       140,773
                                                                  -----------
                                                                      199,513
                                                                  -----------
OFFICE ELECTRONICS--1.7%
  Xerox Corp. (b) ....................................   43,847       605,089
                                                                  -----------
OIL & GAS DRILLING--0.4%
  GlobalSantaFe Corp. ................................    5,900       146,497
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--3.2%
  Baker Hughes, Inc. .................................   18,730       602,357
  Schlumberger Ltd. ..................................   10,094       552,343
                                                                  -----------
                                                                    1,154,700
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
  Citigroup, Inc. ....................................   16,675       809,404
                                                                  -----------
PACKAGED FOODS & MEATS--3.7%
  General Mills, Inc. ................................    8,000       362,400
  Heinz (H.J.) Co. ...................................    3,900       142,077
  Kellogg Co. ........................................    7,722       294,054
  Kraft Foods, Inc. Class A ..........................   16,700       538,074
                                                                  -----------
                                                                    1,336,605
                                                                  -----------
PAPER PRODUCTS--2.1%
  International Paper Co. ............................   17,484       753,735
                                                                  -----------
PERSONAL PRODUCTS--0.7%
  Gillette Co. (The) .................................    6,997       257,000
                                                                  -----------
PHARMACEUTICALS--4.6%
  Abbott Laboratories ................................    4,463       207,976
  Merck & Co., Inc. ..................................    7,087       327,419
  Schering-Plough Corp. ..............................   26,202       455,653
  Wyeth ..............................................   16,088       682,936
                                                                  -----------
                                                                    1,673,984
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.3%
  Allstate Corp. (The) ...............................    2,100        90,342
  Travelers Property Casualty Corp. Class B ..........    1,300        22,061
                                                                  -----------
                                                                      112,403
                                                                  -----------
PUBLISHING & PRINTING--2.1%
  Gannett Co., Inc. ..................................    1,550       138,198
  Tribune Co. ........................................   12,060       622,296
                                                                  -----------
                                                                      760,494
                                                                  -----------
RAILROADS--0.8%
  CSX Corp. ..........................................    6,451       231,849
  Union Pacific Corp. ................................    1,047        72,746
                                                                  -----------
                                                                      304,595
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.4%
  Teradyne, Inc. (b) .................................    5,124       130,406
                                                                  -----------
SEMICONDUCTORS--0.5%
  Texas Instruments, Inc. ............................    5,601       164,557
                                                                  -----------
SOFT DRINKS--1.7%
  PepsiCo, Inc. ......................................   13,419       625,594
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
SPECIALTY CHEMICALS--0.8%
  Rohm and Haas Co. ..................................    6,503   $   277,743
                                                                  -----------
SPECIALTY STORES--0.4%
  Staples, Inc. (b) ..................................    5,451       148,812
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $27,864,969) ...............................    32,704,467
                                                                  -----------
FOREIGN COMMON STOCKS--3.5%
DISTILLERS & VINTNERS--0.4%
  Diageo plc ADR (United Kingdom) ....................    2,800       148,008
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
  Potash Corporation of Saskatchewan, Inc.
    (United States) ..................................    2,068       178,841
                                                                  -----------
GOLD--0.4%
  Barrick Gold Corp. (Canada) ........................    6,100       138,531
                                                                  -----------
INTEGRATED OIL & GAS--0.8%
  BP plc ADR (United Kingdom) ........................    6,200       305,970
                                                                  -----------
LIFE & HEALTH INSURANCE--0.0%
  China Life Insurance Co. Ltd. ADR (China) (b) ......      400        13,188
                                                                  -----------
PHARMACEUTICALS--1.2%
  Novartis AG ADR (Switzerland) ......................    9,500       435,955
                                                                  -----------
RAILROADS--0.2%
  Canadian National Railway Co. (Canada) .............      907        57,395
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,089,724) ................................     1,277,888
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--93.7%
  (Identified cost $28,954,693) ...............................    33,982,355
                                                                  -----------


                                                          PAR
                                                         VALUE
                                                          000)
                                                         ------
SHORT-TERM OBLIGATIONS--7.3%
FEDERAL AGENCY SECURITIES--7.3%
  FHLB Discount Note 0.75%, 1/2/04 ...................   $2,631     2,630,945
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,630,945) ................................     2,630,945
                                                                  -----------
TOTAL INVESTMENTS--101.0%
  (Identified cost $31,585,638) ...............................    36,613,300(a)
  Other assets and liabilities, net--(1.0)% ...................      (362,942)
                                                                  -----------
NET ASSETS--100.0% ............................................   $36,250,358
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,240,935 and gross depreciation of $250,505 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $31,622,870.
(b) Non-income producing.


                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $31,585,638) ............................................       $36,613,300
Cash ....................................................................................................               814
Receivables
  Fund shares sold ......................................................................................           121,457
  Investment securities sold ............................................................................            81,691
  Dividends .............................................................................................            41,833
  Receivable from adviser ...............................................................................             1,485
Prepaid expenses ........................................................................................               213
                                                                                                                -----------
    Total assets ........................................................................................        36,860,793
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................           462,246
  Fund shares repurchased ...............................................................................            85,130
  Professional fee ......................................................................................            30,037
  Printing fee ..........................................................................................            13,750
  Financial agent fee ...................................................................................             4,754
  Trustees' fee .........................................................................................             2,360
  Administration fee ....................................................................................             2,255
Accrued expenses ........................................................................................             9,903
                                                                                                                -----------
    Total liabilities ...................................................................................           610,435
                                                                                                                -----------
NET ASSETS ..............................................................................................       $36,250,358
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $31,160,741
  Accumulated net realized gain .........................................................................            61,955
  Net unrealized appreciation ...........................................................................         5,027,662
                                                                                                                -----------
NET ASSETS ..............................................................................................       $36,250,358
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         2,826,547
                                                                                                                ===========
Net asset value and offering price per share ............................................................            $12.82
                                                                                                                     ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................        $  275,743
  Interest ..............................................................................................            12,992
  Foreign taxes withheld ................................................................................              (458)
                                                                                                                 ----------
    Total investment income .............................................................................           288,277
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................           122,180
  Financial agent fee ...................................................................................            46,655
  Administration fee ....................................................................................            12,544
  Custodian .............................................................................................            48,384
  Professional ..........................................................................................            30,441
  Printing ..............................................................................................            24,606
  Trustees ..............................................................................................             5,931
  Miscellaneous .........................................................................................            10,517
                                                                                                                 ----------
    Total expenses ......................................................................................           301,258
    Less expenses borne by investment adviser ...........................................................          (154,632)
    Custodian fees paid indirectly ......................................................................               (10)
                                                                                                                 ----------
    Net expenses ........................................................................................           146,616
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................           141,661
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................           137,337
  Net change in unrealized appreciation (depreciation) on investments ...................................         5,031,710
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         5,169,047
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $5,310,708
                                                                                                                 ==========

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                         YEAR ENDED     8/12/02 TO
                                                                                                           12/31/03      12/31/02
                                                                                                         -----------  --------------
FROM OPERATIONS
  Net investment income (loss) .......................................................................   $   141,661    $    6,989
  Net realized gain (loss) ...........................................................................       137,337        (6,477)
  Net change in unrealized appreciation (depreciation) ...............................................     5,031,710        (4,048)
                                                                                                         -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................................     5,310,708        (3,536)
                                                                                                         -----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..............................................................................      (141,661)       (6,998)
  Net realized short-term gains ......................................................................       (68,905)           --
                                                                                                         -----------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........................................      (210,566)       (6,998)
                                                                                                         -----------    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,754,266 and 373,908 shares, respectively) .........................    30,956,323     3,714,460
  Net asset value of shares issued from reinvestment of distributions (16,471 and 708 shares,
    respectively) ....................................................................................       210,566         6,998
  Cost of shares repurchased (314,183 and 4,623 shares, respectively) ................................    (3,681,346)      (46,251)
                                                                                                         -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................................    27,485,543     3,675,207
                                                                                                         -----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................................................    32,585,685     3,664,673
NET ASSETS
  Beginning of period ................................................................................     3,664,673            --
                                                                                                         -----------    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) ...........   $36,250,358    $3,664,673
                                                                                                         ===========    ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             FROM INCEPTION
                                                YEAR ENDED     8/12/02 TO
                                                 12/31/03       12/31/02
                                                ----------   --------------
Net asset value, beginning of period ..........   $ 9.90          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................     0.05            0.02
  Net realized and unrealized gain (loss) .....     2.94           (0.10)
                                                  ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ..........     2.99           (0.08)
                                                  ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........    (0.05)          (0.02)
  Distributions from net realized gains .......    (0.02)             --
                                                  ------          ------
    TOTAL DISTRIBUTIONS .......................    (0.07)          (0.02)
                                                  ------          ------
CHANGE IN NET ASSET VALUE .....................     2.92           (0.10)
                                                  ------          ------
NET ASSET VALUE, END OF PERIOD ................   $12.82          $ 9.90
                                                  ======          ======
Total return ..................................    30.24%          (0.76)% (3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .......  $36,250          $3,665
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .......................     0.90% (4)       0.90% (2)(4)
  Net investment income .......................     0.87%           0.95% (2)
Portfolio turnover ............................       25%             11% (3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.85% and 9.26% for the periods ended December 31, 2003 and 2002.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES INVESTMENT OBJECTIVE?

A: The series' investment objective is capital appreciation.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the year ending December 31, 2003, the series returned 24.47%, compared to the S&P MidCap 400(R)/Barra Value Index 1, which returned 40.22% and the the S&P 500(R) Index 2, which returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

     As the economy  entered the final months of 2003,  gross  domestic  product
(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES PERFORMANCE THIS YEAR?

A: Stock selection in the consumer discretionary sector detracted from relative performance versus the S&P MidCap 400(R)/Barra Value Index for the twelve-month period ended December 31, 2003. The returns of certain portfolio holdings in the personal and household products industry suffered, as a result of disappointing sales and excess production volume. Additionally, the series' lack of exposure to the information technology sector hurt relative returns. The S&P MidCap 400(R)/Barra Value Index's sector holdings performed well, and as such, having limited exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the sector. An overweight position in the materials sector also hurt relative performance for the time period. Although the sector posted solid returns, on a relative basis it did not keep pace with other better performing sectors.

     The series' relative overweight position in the strong performing health care sector aided returns, as the sector was among the top performers for the time period. In addition, stock selection in the energy sector benefited relative performance. Certain portfolio holdings in the oil well services and equipment industry performed well, stemming from resolution of litigation and increased demand for various services. The series' underweight position in the telecomm services sector also aided relative returns.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

     Recent feedback from meetings with management of a number of companies we are invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve--albeit unevenly across the economic sectors--and will aid profitability going forward. In our opinion, the next step will be for manufacturing volumes to increase, further leveraging the growth in earnings.

     As a result of governmental actions to pump liquidity into the world's financial system, it is our opinion that 2003 has been marked more by speculation and valuation expansion than by the solid metrics that we have relied on to implement our investment process. We do not expect this to continue indefinitely, and look forward to the return to solid investment principles in the not too distant future that have been the foundation of our success.

                                                                 JANUARY 1, 2004

The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                            1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Mid-Cap Value Series                                      24.47%       17.14%
--------------------------------------------------------------------------------
  S&P MidCap 400(R)/Barra Value Index 1                     40.22%       25.64%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                        28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

            Mid-Cap Value Series    S&P MidCap 400(R)/Barra Value Index 1    S&P 500(R) Index 2
8/12/02            $10,000                         $10,000                         $10,000
12/31/02           $10,004                         $ 9,787                         $ 9,806
12/31/03           $12,451                         $13,723                         $12,622

1 The S&P MidCap 400(R)/Barra Value Index measures the total return performance of mid-size companies with higher book-to-price ratios.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--87.5%
ADVERTISING--1.2%
  Interpublic Group of Cos., Inc. (The) (b) ..........    8,700   $   135,720
                                                                  -----------
AGRICULTURAL PRODUCTS--1.9%
  Archer Daniels Midland Co. .........................   14,700       223,734
                                                                  -----------
APPAREL RETAIL--2.8%
  Foot Locker, Inc. ..................................    9,900       232,155
  Payless ShoeSource, Inc. (b) .......................    7,700       103,180
                                                                  -----------
                                                                      335,335
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
  Hilfiger (Tommy) Corp. (b) .........................   13,500       199,935
                                                                  -----------
APPLICATION SOFTWARE--1.1%
  Cadence Design Systems, Inc. (b) ...................    7,000       125,860
                                                                  -----------
AUTO PARTS & EQUIPMENT--2.3%
  Dana Corp. .........................................   14,800       271,580
                                                                  -----------
CASINOS & GAMING--1.4%
  Park Place Entertainment Corp. (b) .................   15,400       166,782
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.3%
  Avaya, Inc. (b) ....................................    2,900        37,526
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.3%
  Cummins, Inc. ......................................    3,200       156,608
                                                                  -----------
DEPARTMENT STORES--2.8%
  Federated Department Stores, Inc. ..................    1,100        51,843
  May Department Stores Co. (The) ....................    1,800        52,326
  Penney (J.C.) & Co., Inc. ..........................    8,700       228,636
                                                                  -----------
                                                                      332,805
                                                                  -----------
DISTRIBUTORS--2.2%
  Genuine Parts Co. ..................................    7,800       258,960
                                                                  -----------
DIVERSIFIED CHEMICALS--2.7%
  Eastman Chemical Co. ...............................    8,000       316,240
                                                                  -----------
ELECTRIC UTILITIES--5.2%
  Ameren Corp. .......................................    5,500       253,000
  CMS Energy Corp. (b) ...............................   15,300       130,356
  Northeast Utilities ................................    9,000       181,530
  Puget Energy, Inc. .................................    2,200        52,294
                                                                  -----------
                                                                      617,180
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.1%
  Hubbell, Inc. Class B ..............................    5,600       246,960
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--4.1%
  IMC Global, Inc. ...................................   17,500       173,775
  Monsanto Co. .......................................   10,700       307,946
                                                                  -----------
                                                                      481,721
                                                                  -----------
FOOD RETAIL--0.5%
  Safeway, Inc. (b) ..................................    2,600        56,966
                                                                  -----------
GAS UTILITIES--2.0%
  NiSource, Inc. .....................................    5,900       129,446
  Southwest Gas Corp. ................................    4,700       105,515
                                                                  -----------
                                                                      234,961
                                                                  -----------
GENERAL MERCHANDISE STORES--1.4%
  Big Lots, Inc. (b) .................................   11,200       159,152
                                                                  -----------
HEALTH CARE SERVICES--1.9%
  Caremark Rx, Inc. (b) ..............................    9,000       227,970
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
HEALTH CARE SUPPLIES--2.3%
  Bausch & Lomb, Inc. ................................    5,200   $   269,880
                                                                  -----------
HOME FURNISHINGS--1.2%
  Leggett & Platt, Inc. ..............................    6,800       147,084
                                                                  -----------
HOUSEHOLD APPLIANCES--2.1%
  Snap-on, Inc. ......................................    7,800       251,472
                                                                  -----------
HOUSEWARES & SPECIALTIES--1.9%
  American Greetings Corp. Class A (b) ...............    2,500        54,675
  Newell Rubbermaid, Inc. ............................    7,200       163,944
                                                                  -----------
                                                                      218,619
                                                                  -----------
INDUSTRIAL MACHINERY--1.7%
  Timken Co. (The) ...................................    9,800       196,588
                                                                  -----------
INSURANCE BROKERS--1.0%
  Gallagher (Arthur J.) & Co. ........................    3,600       116,964
                                                                  -----------
MANAGED HEALTH CARE--3.8%
  Aetna, Inc. ........................................    3,600       243,288
  Health Net, Inc. (b) ...............................    6,200       202,740
                                                                  -----------
                                                                      446,028
                                                                  -----------
METAL & GLASS CONTAINERS--4.1%
  Ball Corp. .........................................    3,600       214,452
  Pactiv Corp. (b) ...................................   11,300       270,070
                                                                  -----------
                                                                      484,522
                                                                  -----------
OIL & GAS DRILLING--2.8%
  GlobalSantaFe Corp. ................................    5,200       129,116
  Pride International, Inc. (b) ......................   10,800       201,312
                                                                  -----------
                                                                      330,428
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--2.3%
  Halliburton Co. ....................................   10,600       275,600
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--2.0%
  EOG Resources, Inc. ................................    5,000       230,850
                                                                  -----------
PACKAGED FOODS & MEATS--1.2%
  Dean Foods Co. (b) .................................    2,500        82,175
  Smithfield Foods, Inc. (b) .........................    2,700        55,890
                                                                  -----------
                                                                      138,065
                                                                  -----------
PAPER PRODUCTS--4.4%
  Georgia-Pacific Corp. ..............................   10,095       309,614
  MeadWestvaco Corp. .................................    7,200       214,200
                                                                  -----------
                                                                      523,814
                                                                  -----------
PHARMACEUTICALS--1.8%
  King Pharmaceuticals, Inc. (b) .....................    4,900        74,774
  Mylan Laboratories, Inc. ...........................    5,275       133,246
                                                                  -----------
                                                                      208,020
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.4%
  SAFECO Corp. .......................................    7,200       280,296
                                                                  -----------
REINSURANCE--2.6%
  Everest Re Group Ltd. ..............................    3,400       287,640
  Transatlantic Holdings, Inc. .......................      300        24,240
                                                                  -----------
                                                                      311,880
                                                                  -----------
REITS--3.4%
  Health Care Property Investors, Inc. ...............      900        45,720
  Healthcare Realty Trust, Inc. ......................    4,600       164,450
  Host Marriott Corp. (b) ............................   15,900       195,888
                                                                  -----------
                                                                      406,058
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

                                                         SHARES      VALUE
                                                        -------   -----------
RESTAURANTS--0.5%
  Yum! Brands, Inc. (b) ..............................    1,600   $    55,040
                                                                  -----------
SPECIALTY CHEMICALS--1.1%
  Crompton Corp. .....................................   17,600       126,192
                                                                  -----------
SPECIALTY STORES--2.0%
  Office Depot, Inc. (b) .............................   14,100       235,611
                                                                  -----------
SYSTEMS SOFTWARE--1.6%
  Sybase, Inc. (b) ...................................    9,300       191,394
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.9%
  PMI Group, Inc. (The) ..............................    2,900       107,967
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--1.5%
  Grainger (W.W.), Inc. ..............................    3,700       175,343
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $8,634,370) ................................    10,313,710
                                                                  -----------
FOREIGN COMMON STOCKS--6.8%
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  CNH Global NV (Italy) ..............................    4,720        78,352
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--1.7%
  Potash Corporation of Saskatchewan, Inc.
    (United States) ..................................    2,300       198,904
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.4%
  XL Capital Ltd. Class A (Bermuda) ..................    3,600       279,180
                                                                  -----------
REINSURANCE--2.1%
  PartnerRe Ltd. (Bermuda) ...........................    4,200       243,810
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $710,527) ..................................       800,246
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--94.3%
  (Identified cost $9,344,897) ................................    11,113,956
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   -----------
SHORT-TERM OBLIGATIONS--7.5%
FEDERAL AGENCY SECURITIES--7.5%
  FHLB Discount Note 0.75%, 1/2/04 ...................     $886   $   885,982
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $885,982) ..................................       885,982
                                                                  -----------
TOTAL INVESTMENTS--101.8%
  (Identified cost $10,230,879) ...............................    11,999,938(a)
  Other assets and liabilities, net--(1.8)% ...................      (211,581)
                                                                  -----------
NET ASSETS--100.0% ............................................   $11,788,357
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,869,104 and gross depreciation of $132,846 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $10,263,680.
(b) Non-income producing.


                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $10,230,879) ............................................       $11,999,938
Cash ....................................................................................................            35,084
Receivables
  Investment securities sold ............................................................................            38,322
  Fund shares sold ......................................................................................            16,993
  Dividends .............................................................................................            11,195
  Receivable from adviser ...............................................................................             6,957
Prepaid expenses ........................................................................................                82
                                                                                                                -----------
    Total assets ........................................................................................        12,108,571
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................           255,879
  Fund shares repurchased ...............................................................................            11,655
  Professional fee ......................................................................................            28,487
  Financial agent fee ...................................................................................             3,623
  Trustees' fee .........................................................................................             2,360
  Administration fee ....................................................................................               724
Accrued expenses ........................................................................................            17,486
                                                                                                                -----------
    Total liabilities ...................................................................................           320,214
                                                                                                                -----------
NET ASSETS ..............................................................................................       $11,788,357
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $10,095,174
  Accumulated net realized loss .........................................................................           (75,876)
  Net unrealized appreciation ...........................................................................         1,769,059
                                                                                                                -----------
NET ASSETS ..............................................................................................       $11,788,357
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................           958,433
                                                                                                                ===========
Net asset value and offering price per share ............................................................            $12.30
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................        $  104,420
  Interest ..............................................................................................             4,632
  Foreign taxes withheld ................................................................................              (303)
                                                                                                                 ----------
    Total investment income .............................................................................           108,749
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................            50,305
  Financial agent fee ...................................................................................            40,204
  Administration fee ....................................................................................             4,557
  Professional ..........................................................................................            30,627
  Printing ..............................................................................................            27,358
  Custodian .............................................................................................            18,316
  Trustees ..............................................................................................             5,931
  Miscellaneous .........................................................................................            10,374
                                                                                                                 ----------
    Total expenses ......................................................................................           187,672
    Less expenses borne by investment adviser ...........................................................          (128,481)
    Custodian fees paid indirectly ......................................................................                (9)
                                                                                                                 ----------
    Net expenses ........................................................................................            59,182
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................            49,567
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................            (4,430)
  Net change in unrealized appreciation (depreciation) on investments ...................................         1,738,459
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         1,734,029
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $1,783,596
                                                                                                                 ==========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   FROM INCEPTION
                                                                                                     YEAR ENDED      8/12/02 TO
                                                                                                      12/31/03        12/31/02
                                                                                                    -----------    --------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................   $    49,567      $    6,322
  Net realized gain (loss) ......................................................................        (4,430)        (12,917)
  Net change in unrealized appreciation (depreciation) ..........................................     1,738,459          30,600
                                                                                                    -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................     1,783,596          24,005
                                                                                                    -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................................       (48,688)         (6,214)
  Net realized short-term gains .................................................................       (57,339)             --
  Net realized long-term gains ..................................................................        (2,585)             --
                                                                                                    -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................................      (108,612)         (6,214)
                                                                                                    -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (847,100 and 222,698 shares, respectively) ......................     9,028,985       2,203,588
  Net asset value of shares issued from reinvestment of distributions (8,853 and 629 shares,
    respectively) ...............................................................................       108,612           6,214
  Cost of shares repurchased (119,804 and 1,043 shares, respectively) ...........................    (1,241,627)        (10,190)
                                                                                                    -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................     7,895,970       2,199,612
                                                                                                    -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................     9,570,954       2,217,403
NET ASSETS
  Beginning of period ...........................................................................     2,217,403              --
                                                                                                    -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $108, RESPECTIVELY) .........................................................................   $11,788,357      $2,217,403
                                                                                                    ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                 YEAR ENDED      8/12/02 TO
                                                  12/31/03        12/31/02
                                                 ----------    --------------
Net asset value, beginning of period ...........   $ 9.98          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................     0.05            0.03
  Net realized and unrealized gain (loss) ......     2.38           (0.02)
                                                   ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........     2.43            0.01
                                                   ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........    (0.05)          (0.03)
  Distributions from net realized gains ........    (0.06)             --
                                                   ------          ------
    TOTAL DISTRIBUTIONS ........................    (0.11)          (0.03)
                                                   ------          ------
CHANGE IN NET ASSET VALUE ......................     2.32           (0.02)
                                                   ------          ------
NET ASSET VALUE, END OF PERIOD .................   $12.30          $ 9.98
                                                   ======          ======
Total return ...................................    24.47%           0.04%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........  $11,788          $2,217
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................     1.00%(4)        1.00%(2)(4)
  Net investment income (loss) .................     0.84%           1.11%(2)
Portfolio turnover .............................       18%              6%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.17% and 10.05% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long term growth of capital and future income rather than current income.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2003, the series provided a total return of 20.82%. This return compares with a return of 29.75% over the same period for the series' benchmark, the Russell 1000(R) Growth Index 1 and the S&P 500(R) Index 2 which returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: After three years of consecutive declines, growth stocks (as measured by the Russell 1000(R) Growth Index) finished the 12 months ended December 31, 2003 in positive territory. Each of the 13 sectors we track registered gains, with some of the strongest advances coming from heretofore beleaguered utilities and communications stocks as well as basic materials industries. However, the biggest contributor to returns for our benchmark, the Russell 1000(R) Growth Index, was technology. Stabilization in corporate demand for networking and storage gear, together with robust consumer demand for electronics products such as notebook PCs, flat panel displays, and wireless handsets, led to overwhelmingly positive earnings revisions--and consequently, stock price performance--across the technology sector.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: The series' performance lagged that of its benchmark during the period. Positioning among technology, industrial goods and services, and business services concerns comprised the chief areas of disappointment.

     Maintaining an underweighted position and stock selection among technology stocks in general, and semiconductor concerns in particular, hurt relative results. Strong gains from portfolio holdings such as chip maker Analog Devices and storage software provider VERITAS Software failed to fully offset the performance drag of being underweighted in semiconductor giants Intel and Texas Instruments. Stocks of electronic component makers and equipment suppliers rallied strongly over the period as investors anticipated a cyclical rebound in demand. By the end of the period, evidence of strength in specific product markets led us to selectively increase our exposure to those areas.

     Stock selection in the industrial goods and services area also hurt performance. Our holding in aerospace and defense firm Northrop Grumman disappointed as a number of one-time charges masked otherwise good operating performance. We sold the stock during the period. Being underweighted in General Electric also detracted from relative results as the stock delivered strong performance for the year.

     In business services, our position in Automatic Data Processing held back performance. Early in 2003, the company had managed amid a weak environment--soft demand for its payroll and financial services trade processing services--by cutting costs. In March, ADP management signaled that they would increase spending on their operations, a move that we felt would dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

     Retailer Kohl's was also a significant performance detractor. Weakness in the moderate price apparel area led the company to report disappointing sales and earnings. As of the end of the period, we felt this setback was temporary in nature and viewed Kohl's as offering attractive longer-term growth.

     The series' cash position also detracted from relative performance. This series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, holding cash hurt performance against our benchmark, the Russell 1000(R) Growth Index, which has no cash position.

     Stockpicking in the health care sector boosted portfolio results. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as a dearth of new drugs in the development pipeline. Instead, we trained our sights on select biotechnology concerns we believed would offer stronger sustainable growth. For example, we favored Genentech and Amgen over Johnson & Johnson, in which we were relatively underweighted, and Merck, which we did not own. This positioning proved beneficial during the period.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


     Positioning among consumer staples concerns also contributed to performance. Our holding in Avon Products benefited from strong cosmetics sales in Latin America and Europe. Colgate Palmolive stock also contributed to relative results. Conversely, Coca Cola, which we largely avoided over the course of the year and did not own at period-end, suffered as volume growth failed to live up to investor expectations.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                       FROM
                                                                     INCEPTION
                                                                    12/15/99 TO
                                                          1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Investors Growth Stock Series                           20.82%      (11.26)%
--------------------------------------------------------------------------------
  Russell 1000(R) Growth Index 1                          29.75%      (11.80)%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                      28.71%       (4.37)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     GROWTH OF $10,000 PERIODS ENDING 12/31

        Investors Growth Stock Series    Russell 1000(R) Growth Index 1    S&P 500(R) Index 2
12/15/99           $10,000                         $10,000                      $10,000
12/31/99           $10,600                         $10,415                      $10,400
12/29/00            $9,416                          $8,079                       $9,445
12/31/01            $7,171                          $6,429                       $8,323
12/31/02            $5,103                          $4,637                       $6,484
12/31/03            $6,166                          $6,016                       $8,345


1 The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--95.9%
AEROSPACE & DEFENSE--0.1%
  Northrop Grumman Corp. .............................      580   $    55,448
                                                                  -----------
AIR FREIGHT & COURIERS--0.5%
  FedEx Corp. ........................................    6,070       409,725
                                                                  -----------
AIRLINES--0.8%
  JetBlue Airways Corp. (b) ..........................    4,200       111,384
  Southwest Airlines Co. .............................   32,500       524,550
                                                                  -----------
                                                                      635,934
                                                                  -----------
APPAREL RETAIL--0.3%
  TJX Cos., Inc. (The) ...............................   12,800       282,240
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
  Coach, Inc. (b) ....................................    8,100       305,775
                                                                  -----------
APPLICATION SOFTWARE--1.2%
  Amdocs Ltd. (b) ....................................    8,500       191,080
  Cadence Design Systems, Inc. (b) ...................   16,300       293,074
  Intuit, Inc. (b) ...................................    5,600       296,296
  Mercury Interactive Corp. (b) ......................    4,500       218,880
                                                                  -----------
                                                                      999,330
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
  Bank of New York Co., Inc. (The) ...................   13,000       430,560
                                                                  -----------
BIOTECHNOLOGY--4.0%
  Amgen, Inc. (b) ....................................   30,085     1,859,253
  Genentech, Inc. (b) ................................      915        85,617
  Genzyme Corp. (b) ..................................    9,900       488,466
  Gilead Sciences, Inc. (b) ..........................   11,700       680,238
  Invitrogen Corp. (b) ...............................    2,000       140,000
                                                                  -----------
                                                                    3,253,574
                                                                  -----------
BREWERS--2.7%
  Anheuser-Busch Cos., Inc. ..........................   41,835     2,203,868
                                                                  -----------
BROADCASTING & CABLE TV--6.7%
  Clear Channel Communications, Inc. .................   16,655       779,954
  Comcast Corp. Class A (b) ..........................   20,843       685,109
  EchoStar Communications Corp. Class A (b) ..........   22,400       761,600
  Liberty Media Corp. Class A (b) ....................  277,546     3,300,022
                                                                  -----------
                                                                    5,526,685
                                                                  -----------
CASINOS & GAMING--0.2%
  International Game Technology ......................    5,600       199,920
                                                                  -----------
COMMUNICATIONS EQUIPMENT--6.0%
  Cisco Systems, Inc. (b) ............................  184,745     4,487,456
  Corning, Inc. (b) ..................................   21,700       226,331
  QUALCOMM, Inc. .....................................    4,400       237,292
                                                                  -----------
                                                                    4,951,079
                                                                  -----------
COMPUTER & ELECTRONICS RETAIL--0.3%
  Best Buy Co., Inc. .................................    5,400       282,096
                                                                  -----------
COMPUTER HARDWARE--3.7%
  Apple Computer, Inc. (b) ...........................    7,100       151,727
  Dell, Inc. (b) .....................................   69,815     2,370,917
  International Business Machines Corp. ..............    6,060       561,641
                                                                  -----------
                                                                    3,084,285
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.2%
  EMC Corp. (b) ......................................   10,700       138,244
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
CONSUMER FINANCE--2.6%
  American Express Co. ...............................   21,825   $ 1,052,620
  MBNA Corp. .........................................   22,700       564,095
  SLM Corp. ..........................................   14,740       555,403
                                                                  -----------
                                                                    2,172,118
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.2%
  Affiliated Computer Services, Inc. Class A (b) .....    6,400       348,544
  First Data Corp. ...................................    5,590       229,693
  Fiserv, Inc. (b) ...................................   10,500       414,855
  Paychex, Inc. ......................................      900        33,480
                                                                  -----------
                                                                    1,026,572
                                                                  -----------
DEPARTMENT STORES--1.0%
  Kohl's Corp. (b) ...................................   17,990       808,471
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.6%
  Apollo Group, Inc. Class A (b) .....................    4,000       272,000
  Career Education Corp. (b) .........................    6,200       248,434
                                                                  -----------
                                                                      520,434
                                                                  -----------
DRUG RETAIL--0.5%
  Walgreen Co. .......................................   10,900       396,542
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
  Rockwell Automation, Inc. ..........................    4,000       142,400
                                                                  -----------
FOOD DISTRIBUTORS--0.1%
  Sysco Corp. ........................................    1,500        55,845
                                                                  -----------
FOOTWEAR--0.8%
  NIKE, Inc. Class B .................................   10,000       684,600
                                                                  -----------
GENERAL MERCHANDISE STORES--1.2%
  Target Corp. .......................................   25,120       964,608
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.8%
  AmerisourceBergen Corp. ............................    1,100        61,765
  Cardinal Health, Inc. ..............................    9,700       593,252
                                                                  -----------
                                                                      655,017
                                                                  -----------
HEALTH CARE EQUIPMENT--3.3%
  Bard (C.R.), Inc. ..................................    4,100       333,125
  Baxter International, Inc. .........................    9,000       274,680
  Biomet, Inc. .......................................   11,000       400,510
  Guidant Corp. ......................................   10,000       602,000
  Medtronic, Inc. ....................................   14,080       684,429
  Zimmer Holdings, Inc. (b) ..........................    5,900       415,360
                                                                  -----------
                                                                    2,710,104
                                                                  -----------
HEALTH CARE FACILITIES--0.3%
  HCA, Inc. ..........................................    5,200       223,392
                                                                  -----------
HEALTH CARE SERVICES--0.5%
  Caremark Rx, Inc. (b) ..............................   16,200       410,346
                                                                  -----------
HOME IMPROVEMENT RETAIL--0.9%
  Home Depot, Inc. (The) .............................   10,200       361,998
  Lowe's Cos., Inc. ..................................    6,250       346,187
                                                                  -----------
                                                                      708,185
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.8%
  Carnival Corp. .....................................   15,370       610,650
  Hilton Hotels Corp. ................................    3,200        54,816
                                                                  -----------
                                                                      665,466
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
HOUSEHOLD PRODUCTS--2.2%
  Clorox Co. (The) ...................................    4,600   $   223,376
  Colgate-Palmolive Co. ..............................    9,300       465,465
  Procter & Gamble Co. (The) .........................   11,130     1,111,664
                                                                  -----------
                                                                    1,800,505
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--0.9%
  Wal-Mart Stores, Inc. ..............................   13,220       701,321
                                                                  -----------
INDUSTRIAL CONGLOMERATES--7.0%
  3M Co. .............................................   12,320     1,047,569
  General Electric Co. ...............................  103,270     3,199,305
  Tyco International Ltd. ............................   56,760     1,504,140
                                                                  -----------
                                                                    5,751,014
                                                                  -----------
INDUSTRIAL GASES--0.3%
  Air Products and Chemicals, Inc. ...................    4,900       258,867
                                                                  -----------
INDUSTRIAL MACHINERY--1.0%
  Danaher Corp. ......................................    4,500       412,875
  Eaton Corp. ........................................    1,300       140,374
  Illinois Tool Works, Inc. ..........................    3,300       276,903
                                                                  -----------
                                                                      830,152
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.5%
  AT&T Wireless Services, Inc. (b) ...................   27,000       215,730
  NTL, Inc. (b) ......................................    3,300       230,175
                                                                  -----------
                                                                      445,905
                                                                  -----------
INTERNET RETAIL--1.8%
  eBay, Inc. (b) .....................................   10,860       701,447
  InterActiveCorp (b) ................................   22,700       770,211
                                                                  -----------
                                                                    1,471,658
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.2%
  Yahoo!, Inc. (b) ...................................    4,500       203,265
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.3%
  Goldman Sachs Group, Inc. (The) ....................      875        86,389
  Merrill Lynch & Co., Inc. ..........................    2,360       138,414
  Morgan Stanley .....................................   11,300       653,931
  Schwab (Charles) Corp. (The) .......................   14,200       168,128
                                                                  -----------
                                                                    1,046,862
                                                                  -----------
MOTORCYCLE MANUFACTURERS--1.0%
  Harley-Davidson, Inc. ..............................   18,140       862,194
                                                                  -----------
MOVIES & ENTERTAINMENT--5.6%
  Time Warner, Inc. (b) ..............................   54,575       981,804
  Viacom, Inc. Class B ...............................   80,390     3,567,708
  Walt Disney Co. (The) ..............................    3,020        70,457
                                                                  -----------
                                                                    4,619,969
                                                                  -----------
MULTI-LINE INSURANCE--1.4%
  American International Group, Inc. .................   17,500     1,159,900
                                                                  -----------
OFFICE ELECTRONICS--0.0%
  Zebra Technologies Corp. Class A (b) ...............      400        26,548
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--0.4%
  BJ Services Co. (b) ................................    4,900       175,910
  Smith International, Inc. (b) ......................    4,600       190,992
                                                                  -----------
                                                                      366,902
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.0%
  Citigroup, Inc. ....................................   33,142     1,608,713
                                                                  -----------
PERSONAL PRODUCTS--0.7%
  Avon Products, Inc. ................................    8,180       552,068
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
PHARMACEUTICALS--10.9%
  Abbott Laboratories ................................   11,480   $   534,968
  Allergan, Inc. .....................................    2,500       192,025
  Forest Laboratories, Inc. (b) ......................    4,900       302,820
  Johnson & Johnson ..................................   55,435     2,863,772
  Lilly (Eli) & Co. ..................................    5,775       406,156
  Pfizer, Inc. .......................................  116,208     4,105,628
  Watson Pharmaceuticals, Inc. (b) ...................    2,900       133,400
  Wyeth ..............................................   10,000       424,500
                                                                  -----------
                                                                    8,963,269
                                                                  -----------
RESTAURANTS--0.3%
  McDonald's Corp. ...................................    3,200        79,456
  Outback Steakhouse, Inc. ...........................    3,200       141,472
                                                                  -----------
                                                                      220,928
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--2.7%
  Applied Materials, Inc. (b) ........................   91,140     2,046,093
  Novellus Systems, Inc. (b) .........................    4,660       195,953
                                                                  -----------
                                                                    2,242,046
                                                                  -----------
SEMICONDUCTORS--4.0%
  Analog Devices, Inc. (b) ...........................   15,670       715,336
  Intel Corp. ........................................   45,815     1,475,243
  Microchip Technology, Inc. .........................    8,400       280,224
  Texas Instruments, Inc. ............................   19,200       564,096
  Xilinx, Inc. (b) ...................................    7,300       282,802
                                                                  -----------
                                                                    3,317,701
                                                                  -----------
SOFT DRINKS--0.6%
  PepsiCo, Inc. ......................................   11,025       513,986
                                                                  -----------
SPECIALTY STORES--0.7%
  Bed Bath & Beyond, Inc. (b) ........................    3,875       167,981
  CarMax, Inc. (b) ...................................    3,300       102,069
  Staples, Inc. (b) ..................................   10,000       273,000
                                                                  -----------
                                                                      543,050
                                                                  -----------
SYSTEMS SOFTWARE--6.2%
  Microsoft Corp. ....................................   80,920     2,228,537
  Oracle Corp. (b) ...................................  130,210     1,718,772
  Symantec Corp. (b) .................................   21,400       741,510
  VERITAS Software Corp. (b) .........................   11,730       435,887
                                                                  -----------
                                                                    5,124,706
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.8%
  Fannie Mae .........................................    8,855       664,656
                                                                  -----------
TOBACCO--0.3%
  Altria Group, Inc. .................................    5,100       277,542
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.2%
  Grainger (W.W.), Inc. ..............................    2,800       132,692
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
  Nextel Communications, Inc. Class A (b) ............   14,300       401,258
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $71,898,934) ...............................    79,010,540
                                                                  -----------
FOREIGN COMMON STOCKS--2.6%
AUTOMOBILE MANUFACTURERS--0.2%
  Bayerische Motoren Werke AG (Germany) ..............    3,100       144,481
                                                                  -----------
DIVERSIFIED METALS & MINING--0.2%
  BHP Billiton Ltd. (Australia) ......................    9,700       177,122
                                                                  -----------
HEALTH CARE SUPPLIES--0.3%
  Alcon, Inc. (United States) ........................    3,700       223,998
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
IT CONSULTING & OTHER SERVICES--0.3%
  Accenture Ltd. Class A (Bermuda) (b) ...............   10,700   $   281,624
                                                                  -----------
MOVIES & ENTERTAINMENT--0.4%
  News Corp. Ltd. (The) ADR (United States) ..........   10,000       361,000
                                                                  -----------
PHARMACEUTICALS--0.2%
  Roche Holding AG (Switzerland) .....................    1,600       161,391
                                                                  -----------
SEMICONDUCTORS--0.6%
  Marvell Technology Group Ltd. (Bermuda) (b) ........    5,700       216,201
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) (b) .....................................   27,784       284,508
                                                                  -----------
                                                                      500,709
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  Vodafone Group plc (United Kingdom) ................  117,600       291,574
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,057,993) ................................     2,141,899
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.5%
  (Identified cost $73,956,927) ...............................    81,152,439
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   -----------
SHORT-TERM OBLIGATIONS--0.9%
FEDERAL AGENCY SECURITIES--0.9%
  FHLB Discount Note 0.75%, 1/2/04 ...................     $770   $   769,984
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $769,984) ..................................       769,984
                                                                  -----------
TOTAL INVESTMENTS--99.4%
  (Identified cost $74,726,911) ...............................    81,922,423(a)
  Other assets and liabilities, net--0.6% .....................       536,380
                                                                  -----------
NET ASSETS--100.0% ............................................   $82,458,803
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,244,137 and gross depreciation of $5,051,233 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $78,729,519.
(b) Non-income producing.


                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $74,726,911) ............................................       $ 81,922,423
Cash ....................................................................................................                444
Receivables
  Investment securities sold ............................................................................          1,919,212
  Fund shares sold ......................................................................................            137,890
  Dividends and interest ................................................................................             53,120
  Tax reclaims ..........................................................................................              1,832
Prepaid expenses ........................................................................................              1,138
                                                                                                                ------------
    Total assets ........................................................................................         84,036,059
                                                                                                                ------------
LIABILITIES
Payables
  Investment securities purchased .......................................................................          1,230,100
  Fund shares repurchased ...............................................................................            257,553
  Financial agent fee ...................................................................................              7,298
  Administration fee ....................................................................................              5,277
  Investment advisory fee ...............................................................................              4,457
  Trustees' fee .........................................................................................              2,360
Accrued expenses ........................................................................................             70,211
                                                                                                                ------------
    Total liabilities ...................................................................................          1,577,256
                                                                                                                ------------
NET ASSETS ..............................................................................................       $ 82,458,803
                                                                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $134,012,666
  Accumulated net investment loss .......................................................................             (1,091)
  Accumulated net realized loss .........................................................................        (58,748,572)
  Net unrealized appreciation ...........................................................................          7,195,800
                                                                                                                ------------
NET ASSETS ..............................................................................................       $ 82,458,803
                                                                                                                ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         13,378,457
                                                                                                                ============
Net asset value and offering price per share ............................................................              $6.16
                                                                                                                       =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $    644,769
  Interest ......................................................................................................            18,390
  Foreign taxes withheld ........................................................................................            (3,562)
                                                                                                                       ------------
    Total investment income .....................................................................................           659,597
                                                                                                                       ------------
EXPENSES
  Investment advisory fee .......................................................................................           545,306
  Financial agent fee ...........................................................................................            80,035
  Administration fee ............................................................................................            55,300
  Custodian fee .................................................................................................           110,241
  Printing ......................................................................................................            26,873
  Trustees ......................................................................................................             8,444
  Professional ..................................................................................................             4,505
  Miscellaneous .................................................................................................            16,646
                                                                                                                       ------------
    Total expenses ..............................................................................................           847,350
    Less expenses borne by investment adviser ...................................................................          (122,434)
    Custodian fees paid indirectly ..............................................................................               (64)
                                                                                                                       ------------
    Net expenses ................................................................................................           724,852
                                                                                                                       ------------
NET INVESTMENT LOSS .............................................................................................           (65,255)
                                                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................................................................       (11,515,808)
  Net realized loss on foreign currency transactions ............................................................              (651)
  Net change in unrealized appreciation (depreciation) on investments ...........................................        26,233,058
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....               218
                                                                                                                       ------------
NET GAIN ON INVESTMENTS .........................................................................................        14,716,817
                                                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $ 14,651,562
                                                                                                                       ============

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                       12/31/03         12/31/02
                                                                                                     ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $    (65,255)    $   (112,607)
  Net realized gain (loss) ......................................................................     (11,516,459)     (15,442,290)
  Net change in unrealized appreciation (depreciation) ..........................................      26,233,276       (8,944,408)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................      14,651,562      (24,499,305)
                                                                                                     ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,902,874 and 3,634,199 shares, respectively) ..................      21,896,967       20,650,808
  Net asset value of shares issued in conjunction with Plan of Reorganization (2,496,714 and
    3,141,426 shares, respectively) (See Note 11) ...............................................      11,987,441       22,032,065
  Cost of shares repurchased (4,026,328 and 5,367,448 shares, respectively) .....................     (22,173,211)     (30,830,569)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................      11,711,197       11,852,304
                                                                                                     ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................      26,362,759      (12,647,001)
NET ASSETS
  Beginning of period ...........................................................................      56,096,044       68,743,045
                                                                                                     ------------     ------------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($1,091) AND $0, RESPECTIVELY) ....    $ 82,458,803     $ 56,096,044
                                                                                                     ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                                            ------------------------------------------------    12/15/99 TO
                                                             2003           2002        2001           2000       12/31/99
                                                            ------         ------      ------         ------  --------------
Net asset value, beginning of period ..................     $ 5.10         $ 7.16      $ 9.41         $10.60       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................      (0.01)(5)      (0.01)(5)   (0.02)(5)       0.01         0.01
  Net realized and unrealized gain (loss) .............       1.07          (2.05)      (2.23)         (1.19)        0.59
                                                            ------         ------      ------         ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..................       1.06          (2.06)      (2.25)         (1.18)        0.60
                                                            ------         ------      ------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................         --             --          --          (0.01)          --
                                                            ------         ------      ------         ------       ------
    TOTAL DISTRIBUTIONS ...............................         --             --          --          (0.01)          --
                                                            ------         ------      ------         ------       ------
CHANGE IN NET ASSET VALUE .............................       1.06          (2.06)      (2.25)         (1.19)        0.60
                                                            ------         ------      ------         ------       ------
NET ASSET VALUE, END OF PERIOD ........................     $ 6.16         $ 5.10      $ 7.16         $ 9.41       $10.60
                                                            ======         ======      ======         ======       ======
Total return ..........................................      20.82%        (28.84)%    (23.84)%       (11.17)%       6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................    $82,459        $56,096     $68,743        $69,508       $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ..................................       1.01%(3)(4)    1.08%       1.00%(3)(4)    1.00%(3)     1.00%(1)(3)
  Net investment income (loss) ........................      (0.09)%        (0.17)%     (0.26)%         0.15%        1.61%(1)
Portfolio turnover ....................................        228%            62%         35%            16%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%,  1.19%,  1.24% and 17.29% for the periods ended December 31, 2003, 2001, 2000 and 1999, respectively.
(4) The ratio of  operating  expenses to average net assets  excludes  the effect of expense  offsets for  custodian;  if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long term growth of capital; secondarily to provide reasonable current income.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2003, the series provided a total return of 22.56%. This return compares with a return of 28.71% over the same period for the series' benchmark, the S&P 500(R) Index 1. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: Although the series' performance for the 12-month period ending December 31, 2003 was much stronger than it was at mid-year, it trailed that of the S&P 500(R) Index. The primary detractors to relative performance was stock selection in the technology and financial sectors, and an overweighting in leisure stocks.

     Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. We believe those improvements have yet to occur, regardless investors pushed technology stocks to the forefront of a market rally than began in March and lasted through the end of the period.

     Although the series generated strong absolute returns from stocks such as Analog Devices, Cisco, and VERITAS, it could not overcome the impact from being underweighted in technology. Intel was the largest detractor to performance because we did not participate fully in the stock's steep, upward climb in 2003. Intel benefited from better-than-expected personal computer sales and a positive semiconductor environment. In addition, we had avoided eBay and Yahoo and missed the powerful performance of the Internet industry.

     During 2003, banks and credit companies outperformed the S&P 500(R) Index; however, the series was underweighted in this group and that hurt performance. The biggest detractor among financial holdings was Fannie Mae. The company struggled with a slowdown in the mortgage market. In addition, investors were concerned about potential regulatory and political changes partially stemming from the accounting woes of Federal Home Loan Mortgage Association.

     Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group that detracted from series' returns. Hartford Financial Services Group, Travelers Insurance, XL Capital, MetLife, and UnumProvident all had to increase their reserves and that negatively impacted their stock prices.

     We had overweighted leisure stocks, especially in print and publishing because we believed they would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we and other investors expected. As a result, a number of companies lowered their earnings expectations, including the New York Times, Tribune, Reed Elsevier, and Gannett. Media firm Viacom was also negatively affected by lower-than-expected local advertising revenues.

     The series' cash position also detracted from relative performance. As with nearly all investment accounts, this series holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose sharply, cash hurt performance relative to the S&P 500(R) Index which has no cash position.

     An underweighting in the food and beverage industry in the consumer staples sector and solid performance from Altria (formerly Phillip Morris) helped results for the reporting period. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Altria's stock price continued to rebound from earlier concerns about litigation and competitive pressures.

     Health care holdings Genentech and Guidant were strong contributors to series' returns. Genentech's stock price rose on unexpectedly positive testing data for its colorectal cancer drug, Avastin, and approval of several new drugs. Guidant's stock price was depressed at the start of 2003 because investors, in our view, failed to appreciate the strength of the company's cardiac rhythm management business, and they had discounted the company's drug-coated stent program. Later in the year, the company exceeded investors' income expectations and its stock price appreciated substantially.

                       PHOENIX-MFS INVESTORS TRUST SERIES


     Solid results from Analog Devices, Cisco, and VERITAS enhanced series' performance. Analog Devices, a high-quality semiconductor company in our view, reported better-than-expected fundamental results and rallied strongly with the rest of the semiconductor industry. Computer networking and communications company Cisco Systems began the 2003 at a reasonable price level. The company's prospects for a pick-up in its telecommunications service business, continued market share gains in its business enterprise unit, and significant gains in net income pushed Cisco's stock price higher. Signs of improving balance sheet strength led to strong performance for data storage software company VERITAS.

     Home Depot also contributed to series' returns. The company exceeded investors' low earnings expectations in part because of its appliance sales and its exclusive sales arrangement with John Deere for lawn care equipment. As a result, investors pushed the company's stock price higher as they became more optimistic about its ability to maintain and gain market share.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     10/29/01 TO
                                                           1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Investors Trust Series                                   22.56%        0.55%
--------------------------------------------------------------------------------
  S&P 500(R) Index 1                                       28.71%        3.19%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/29/01 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                          Investors Trust Series              S&P 500(R) Index 1
10/29/01                        $10,000                            $10,000
12/31/01                        $10,425                            $10,677
12/31/02                        $ 8,257                            $ 8,317
12/31/03                        $10,120                            $10,705


1 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                       PHOENIX-MFS INVESTORS TRUST SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   ----------
COMMON STOCKS--88.6%
AEROSPACE & DEFENSE--0.8%
  Lockheed Martin Corp. ..............................      930   $   47,802
  United Technologies Corp. ..........................      100        9,477
                                                                  ----------
                                                                      57,279
                                                                  ----------
AGRICULTURAL PRODUCTS--0.2%
  Archer Daniels Midland Co. .........................    1,080       16,438
                                                                  ----------
AIR FREIGHT & COURIERS--1.2%
  FedEx Corp. ........................................      750       50,625
  United Parcel Service, Inc. Class B ................      557       41,524
                                                                  ----------
                                                                      92,149
                                                                  ----------
AIRLINES--0.2%
  Southwest Airlines Co. .............................      900       14,526
                                                                  ----------
APPAREL RETAIL--0.8%
  TJX Cos., Inc. (The) ...............................    2,570       56,668
                                                                  ----------
APPLICATION SOFTWARE--0.2%
  Amdocs Ltd. (b) ....................................      520       11,690
                                                                  ----------
ASSET MANAGEMENT & CUSTODY BANKS--0.9%
  Bank of New York Co., Inc. (The) ...................      550       18,216
  Mellon Financial Corp. .............................      770       24,725
  State Street Corp. .................................      500       26,040
                                                                  ----------
                                                                      68,981
                                                                  ----------
BIOTECHNOLOGY--0.9%
  Genzyme Corp. (b) ..................................      700       34,538
  Gilead Sciences, Inc. (b) ..........................      600       34,884
                                                                  ----------
                                                                      69,422
                                                                  ----------
BREWERS--0.5%
  Anheuser-Busch Cos., Inc. ..........................      716       37,719
                                                                  ----------
BROADCASTING & CABLE TV--2.6%
  Clear Channel Communications, Inc. .................    1,944       91,037
  Comcast Corp. Class A (b) ..........................    2,471       81,222
  EchoStar Communications Corp. Class A (b) ..........      620       21,080
                                                                  ----------
                                                                     193,339
                                                                  ----------
BUILDING PRODUCTS--0.3%
  American Standard Cos., Inc. (b) ...................      190       19,133
                                                                  ----------
COMMUNICATIONS EQUIPMENT--2.5%
  Cisco Systems, Inc. (b) ............................    7,805      189,583
                                                                  ----------
COMPUTER HARDWARE--3.3%
  Dell, Inc. (b) .....................................      500       16,980
  Hewlett-Packard Co. ................................    3,114       71,529
  International Business Machines Corp. ..............    1,730      160,336
                                                                  ----------
                                                                     248,845
                                                                  ----------
CONSUMER FINANCE--1.2%
  American Express Co. ...............................    1,375       66,316
  MBNA Corp. .........................................    1,040       25,844
                                                                  ----------
                                                                      92,160
                                                                  ----------
DEPARTMENT STORES--1.1%
  Kohl's Corp. (b) ...................................      890       39,997
  May Department Stores Co. (The) ....................    1,375       39,971
                                                                  ----------
                                                                      79,968
                                                                  ----------


                                                         SHARES      VALUE
                                                         ------   ----------
DIVERSIFIED BANKS--5.5%
  Bank of America Corp. ..............................    1,469   $  118,152
  Bank One Corp. .....................................    1,185       54,024
  U.S. Bancorp .......................................    2,020       60,156
  Wells Fargo & Co. ..................................    3,095      182,264
                                                                  ----------
                                                                     414,596
                                                                  ----------
DIVERSIFIED CHEMICALS--1.2%
  Dow Chemical Co. (The) .............................    1,040       43,233
  PPG Industries, Inc. ...............................      750       48,015
                                                                  ----------
                                                                      91,248
                                                                  ----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  ARAMARK Corp. Class B ..............................      935       25,638
                                                                  ----------
DRUG RETAIL--0.5%
  CVS Corp. ..........................................    1,125       40,635
                                                                  ----------
ELECTRIC UTILITIES--2.4%
  Dominion Resources, Inc. ...........................      981       62,617
  Entergy Corp. ......................................      200       11,426
  Exelon Corp. .......................................      990       65,697
  FirstEnergy Corp. ..................................      540       19,008
  PPL Corp. ..........................................      400       17,500
                                                                  ----------
                                                                     176,248
                                                                  ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
  Emerson Electric Co. ...............................      580       37,555
  Rockwell Automation, Inc. ..........................      505       17,978
                                                                  ----------
                                                                      55,533
                                                                  ----------
FOOD RETAIL--0.2%
  Safeway, Inc. (b) ..................................      700       15,337
                                                                  ----------
GENERAL MERCHANDISE STORES--1.0%
  Target Corp. .......................................    2,042       78,413
                                                                  ----------
HEALTH CARE DISTRIBUTORS--1.3%
  AmerisourceBergen Corp. ............................    1,355       76,083
  Cardinal Health, Inc. ..............................      400       24,464
                                                                  ----------
                                                                     100,547
                                                                  ----------
HEALTH CARE EQUIPMENT--2.1%
  Applied Biosystems Group - Applera Corp. ...........      200        4,142
  Bard (C.R.), Inc. ..................................      210       17,063
  Baxter International, Inc. .........................    1,770       54,020
  Guidant Corp. ......................................    1,360       81,872
                                                                  ----------
                                                                     157,097
                                                                  ----------
HEALTH CARE FACILITIES--1.1%
  HCA, Inc. ..........................................      300       12,888
  Tenet Healthcare Corp. (b) .........................    4,150       66,607
                                                                  ----------
                                                                      79,495
                                                                  ----------
HOME IMPROVEMENT RETAIL--1.3%
  Home Depot, Inc. (The) .............................    2,675       94,936
                                                                  ----------
HOTELS, RESORTS & CRUISE LINES--0.2%
  Starwood Hotels & Resorts Worldwide, Inc. ..........      380       13,669
                                                                  ----------
HOUSEHOLD PRODUCTS--2.5%
  Colgate-Palmolive Co. ..............................      500       25,025
  Kimberly-Clark Corp. ...............................      647       38,231
  Procter & Gamble Co. (The) .........................    1,245      124,351
                                                                  ----------
                                                                     187,607
                                                                  ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                         SHARES      VALUE
                                                         ------   ----------
HOUSEWARES & SPECIALTIES--0.6%
  Newell Rubbermaid, Inc. ............................    2,100   $   47,817
                                                                  ----------
HYPERMARKETS & SUPER CENTERS--1.3%
  Wal-Mart Stores, Inc. ..............................    1,820       96,551
                                                                  ----------
INDUSTRIAL CONGLOMERATES--4.0%
  General Electric Co. ...............................    7,005      217,015
  Tyco International Ltd. ............................    3,215       85,197
                                                                  ----------
                                                                     302,212
                                                                  ----------
INDUSTRIAL GASES--1.4%
  Air Products and Chemicals, Inc. ...................      597       31,539
  Praxair, Inc. ......................................    1,950       74,490
                                                                  ----------
                                                                     106,029
                                                                  ----------
INDUSTRIAL MACHINERY--1.1%
  Danaher Corp. ......................................      200       18,350
  Eaton Corp. ........................................      325       35,094
  Illinois Tool Works, Inc. ..........................      328       27,522
                                                                  ----------
                                                                      80,966
                                                                  ----------
INSURANCE BROKERS--0.4%
  Marsh & McLennan Cos., Inc. ........................      545       26,100
                                                                  ----------
INTEGRATED OIL & GAS--2.7%
  Exxon Mobil Corp. ..................................    4,960      203,360
                                                                  ----------
INTEGRATED TELECOMMUNICATION SERVICES--2.0%
  AT&T Wireless Services, Inc. (b) ...................    4,120       32,919
  SBC Communications, Inc. ...........................    1,700       44,319
  Verizon Communications, Inc. .......................    2,140       75,071
                                                                  ----------
                                                                     152,309
                                                                  ----------
INTERNET RETAIL--0.1%
  InterActiveCorp (b) ................................      320       10,858
                                                                  ----------
INVESTMENT BANKING & BROKERAGE--2.3%
  Goldman Sachs Group, Inc. (The) ....................      278       27,447
  Lehman Brothers Holdings, Inc. .....................      370       28,571
  Merrill Lynch & Co., Inc. ..........................    1,929      113,136
                                                                  ----------
                                                                     169,154
                                                                  ----------
LIFE & HEALTH INSURANCE--0.4%
  MetLife, Inc. ......................................      845       28,451
                                                                  ----------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley-Davidson, Inc. ..............................      300       14,259
                                                                  ----------
MOVIES & ENTERTAINMENT--3.4%
  Time Warner, Inc. (b) ..............................    5,130       92,289
  Viacom, Inc. Class B ...............................    3,105      137,800
  Walt Disney Co. (The) ..............................      900       20,997
                                                                  ----------
                                                                     251,086
                                                                  ----------
MULTI-LINE INSURANCE--1.5%
  American International Group, Inc. .................    1,315       87,158
  Hartford Financial Services Group, Inc. (The) ......      450       26,564
                                                                  ----------
                                                                     113,722
                                                                  ----------
OFFICE ELECTRONICS--0.4%
  Xerox Corp. (b) ....................................    2,200       30,360
                                                                  ----------
OIL & GAS DRILLING--0.6%
  Noble Corp. (b) ....................................      550       19,679
  Transocean, Inc. (b) ...............................      960       23,050
                                                                  ----------
                                                                      42,729
                                                                  ----------


                                                         SHARES      VALUE
                                                         ------   ----------
OIL & GAS EQUIPMENT & SERVICES--1.3%
  Halliburton Co. ....................................    1,810   $   47,060
  Schlumberger Ltd. ..................................      928       50,780
                                                                  ----------
                                                                      97,840
                                                                  ----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
  Unocal Corp. .......................................    1,680       61,874
                                                                  ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.4%
  Citigroup, Inc. ....................................    5,270      255,806
                                                                  ----------
PHARMACEUTICALS--6.8%
  Abbott Laboratories ................................    1,306       60,860
  Johnson & Johnson ..................................    3,510      181,327
  Pfizer, Inc. .......................................    2,564       90,586
  Schering-Plough Corp. ..............................    3,795       65,995
  Wyeth ..............................................    2,565      108,884
                                                                  ----------
                                                                     507,652
                                                                  ----------
PROPERTY & CASUALTY INSURANCE--0.5%
  Chubb Corp. (The) ..................................      600       40,860
                                                                  ----------
PUBLISHING & PRINTING--1.7%
  Gannett Co., Inc. ..................................      355       31,652
  New York Times Co. (The) Class A ...................    1,940       92,712
                                                                  ----------
                                                                     124,364
                                                                  ----------
RAILROADS--0.9%
  Union Pacific Corp. ................................      942       65,450
                                                                  ----------
REGIONAL BANKS--0.5%
  SunTrust Banks, Inc. ...............................      510       36,465
                                                                  ----------
RESTAURANTS--0.4%
  McDonald's Corp. ...................................    1,045       25,947
                                                                  ----------
SEMICONDUCTORS--2.4%
  Analog Devices, Inc. (b) ...........................    1,275       58,204
  Intel Corp. ........................................    3,190      102,718
  Texas Instruments, Inc. ............................      709       20,830
                                                                  ----------
                                                                     181,752
                                                                  ----------
SOFT DRINKS--1.4%
  PepsiCo, Inc. ......................................    2,195      102,331
                                                                  ----------
SYSTEMS SOFTWARE--4.0%
  Microsoft Corp. ....................................   10,295      283,524
  VERITAS Software Corp. (b) .........................      522       19,398
                                                                  ----------
                                                                     302,922
                                                                  ----------
THRIFTS & MORTGAGE FINANCE--2.7%
  Fannie Mae .........................................    2,125      159,502
  Golden West Financial Corp. ........................      410       42,308
                                                                  ----------
                                                                     201,810
                                                                  ----------
TOBACCO--1.9%
  Altria Group, Inc. .................................    2,635      143,397
                                                                  ----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
  Grainger (W.W.), Inc. ..............................      600       28,434
                                                                  ----------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  Sprint Corp. (PCS Group) (b) .......................    1,840       10,341
                                                                  ----------
TOTAL COMMON STOCKS
  (Identified cost $5,788,232) ................................    6,642,107
                                                                  ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                         SHARES      VALUE
                                                         ------   ----------
FOREIGN COMMON STOCKS--8.0%
AUTO PARTS & EQUIPMENT--0.3%
  Magna International, Inc. Class A (Canada) .........      250   $   20,013
                                                                  ----------
AUTOMOBILE MANUFACTURERS--0.7%
  Bayerische Motoren Werke AG (Germany) ..............    1,075       50,102
                                                                  ----------
COMMUNICATIONS EQUIPMENT--0.2%
  Nokia Oyj ADR (Finland) ............................      840       14,280
                                                                  ----------
DIVERSIFIED METALS & MINING--0.2%
  BHP Billiton plc (United Kingdom) ..................    2,200       19,219
                                                                  ----------
HOUSEHOLD PRODUCTS--0.7%
  Reckitt Benckiser plc (United Kingdom) .............    2,330       52,722
                                                                  ----------
INTEGRATED OIL & GAS--0.7%
  BP plc ADR (United Kingdom) ........................      296       14,607
  Total SA ADR (France) ..............................      380       35,154
                                                                  ----------
                                                                      49,761
                                                                  ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
  Koninklijke (Royal) KPN NV (Netherlands) (b) .......    1,800       13,895
                                                                  ----------
IT CONSULTING & OTHER SERVICES--0.4%
  Accenture Ltd. Class A (Bermuda) (b) ...............    1,290       33,953
                                                                  ----------
OIL & GAS EXPLORATION & PRODUCTION--0.6%
  EnCana Corp. (Canada) ..............................      325       12,818
  EnCana Corp. (Canada) (c) ..........................      760       29,994
                                                                  ----------
                                                                      42,812
                                                                  ----------
PHARMACEUTICALS--2.7%
  AstraZeneca plc (United Kingdom) ...................      985       47,256
  Novartis AG Registered Shares (Switzerland) ........    2,130       96,705
  Roche Holding AG (Switzerland) .....................      560       56,487
                                                                  ----------
                                                                     200,448
                                                                  ----------
PROPERTY & CASUALTY INSURANCE--0.5%
  XL Capital Ltd. Class A (Bermuda) ..................      445       34,510
                                                                  ----------
RAILROADS--0.6%
  Canadian National Railway Co. (Canada) .............      779       49,295
                                                                  ----------
SEMICONDUCTORS--0.2%
  STMicroelectronics NV (United States) ..............      691       18,664
                                                                  ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $504,768) ..................................      599,674
                                                                  ----------
FOREIGN PREFERRED STOCKS--0.4%

AUTOMOBILE MANUFACTURERS--0.4%
  Porsche AG Pfd. (Germany) ..........................       47       27,894
                                                                  ----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $20,864) ...................................       27,894
                                                                  ----------
TOTAL LONG TERM INVESTMENTS--97.0%
  (Identified cost $6,313,864) ................................    7,269,675
                                                                  ----------


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----   ----------
SHORT-TERM OBLIGATIONS--4.6%
FEDERAL AGENCY SECURITIES--4.6%
  FHLB Discount Note 0.75%, 1/2/04 ...................     $350   $  349,993
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $349,993) ..................................      349,993
                                                                  ----------
TOTAL INVESTMENTS--101.6%
  (Identified cost $6,663,857) ................................    7,619,668(a)
  Other assets and liabilities, net--(1.6)% ...................     (121,149)
                                                                  ----------
NET ASSETS--100.0% ............................................   $7,498,519
                                                                  ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,003,243 and gross depreciation of $191,965 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $6,808,390.
(b) Non-income producing.
(c) Shares traded on Toronto exchange.


                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $6,663,857) ..................................            $7,619,668
  Cash .......................................................................................                   461
  Foreign currency at value (Identified cost $3,604) .........................................                 3,628
Receivables
  Investment securities sold .................................................................                12,711
  Receivable from adviser ....................................................................                11,434
  Dividends ..................................................................................                10,047
  Fund shares sold ...........................................................................                 4,193
  Tax reclaims ...............................................................................                   461
Prepaid expenses .............................................................................                    86
                                                                                                          ----------
    Total assets .............................................................................             7,662,689
                                                                                                          ----------
LIABILITIES
Payables
  Investment securities purchased ............................................................                85,354
  Fund shares repurchased ....................................................................                17,291
  Professional fee ...........................................................................                30,037
  Printing fee ...............................................................................                11,606
  Custodian fee ..............................................................................                10,291
  Financial agent fee ........................................................................                 3,560
  Trustees' fee ..............................................................................                 2,360
  Administration fee .........................................................................                   475
Accrued expenses .............................................................................                 3,196
                                                                                                          ----------
    Total liabilities ........................................................................               164,170
                                                                                                          ----------
NET ASSETS ...................................................................................            $7,498,519
                                                                                                          ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...........................................            $7,028,797
  Undistributed net investment income ........................................................                 4,428
  Accumulated net realized loss ..............................................................              (490,567)
  Net unrealized appreciation ................................................................               955,861
                                                                                                          ----------
NET ASSETS ...................................................................................            $7,498,519
                                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .............               749,672
                                                                                                          ==========
Net asset value and offering price per share .................................................                $10.00
                                                                                                              ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $   92,010
  Interest ......................................................................................................           2,692
  Foreign taxes withheld ........................................................................................            (790)
                                                                                                                       ----------
    Total investment income .....................................................................................          93,912
                                                                                                                       ----------
EXPENSES
  Investment advisory fee .......................................................................................          42,356
  Financial agent fee ...........................................................................................          40,158
  Administration fee ............................................................................................           4,349
  Custodian .....................................................................................................          79,788
  Professional ..................................................................................................          27,489
  Printing ......................................................................................................          11,769
  Trustees ......................................................................................................           6,394
  Miscellaneous .................................................................................................           9,133
                                                                                                                       ----------
    Total expenses ..............................................................................................         221,436
    Less expenses borne by investment adviser ...................................................................        (164,959)
    Custodian fees paid indirectly ..............................................................................              (2)
                                                                                                                       ----------
    Net expenses ................................................................................................          56,475
                                                                                                                       ----------
NET INVESTMENT INCOME ...........................................................................................          37,437
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................          12,970
  Net realized loss on foreign currency transactions ............................................................            (203)
  Net change in unrealized appreciation (depreciation) on investments ...........................................       1,169,474
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....              21
                                                                                                                       ----------
NET GAIN ON INVESTMENTS .........................................................................................       1,182,262
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $1,219,699
                                                                                                                       ==========

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED       YEAR ENDED
                                                                                                     12/31/03         12/31/02
                                                                                                    ----------       ----------
FROM OPERATIONS
  Net investment income (loss) .................................................................    $   37,437       $   19,847
  Net realized gain (loss) .....................................................................        12,767         (503,378)
  Net change in unrealized appreciation (depreciation) .........................................     1,169,495         (336,548)
                                                                                                    ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................     1,219,699         (820,079)
                                                                                                    ----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................       (36,924)         (19,894)
  Net realized short-term gains ................................................................            --           (5,103)
                                                                                                    ----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................       (36,924)         (24,997)
                                                                                                    ----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (317,487 and 214,975 shares, respectively) .....................     2,803,979        1,898,360
  Net asset value of shares issued from reinvestment of distributions
    (3,764 and 2,946 shares, respectively) .....................................................        36,924           24,997
  Cost of shares repurchased (83,612 and 32,117 shares, respectively) ..........................      (725,744)        (278,591)
                                                                                                    ----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................     2,115,159        1,644,766
                                                                                                    ----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................     3,297,934          799,690
NET ASSETS
  Beginning of period ..........................................................................     4,200,585        3,400,895
                                                                                                    ----------       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $4,428 AND $4,118,
    RESPECTIVELY) ..............................................................................    $7,498,519       $4,200,585
                                                                                                    ==========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                YEAR ENDED
                                                                                                DECEMBER 31,     FROM INCEPTION
                                                                                             -----------------     10/29/01 TO
                                                                                              2003       2002       12/31/01
                                                                                             ------     ------   --------------
Net asset value, beginning of period .....................................................   $ 8.20     $10.42       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...........................................................     0.05       0.04         0.01
  Net realized and unrealized gain (loss) ................................................     1.80      (2.21)        0.41
                                                                                             ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS .....................................................     1.85      (2.17)        0.42
                                                                                             ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................................    (0.05)     (0.04)          --
  Distributions from net realized gains ..................................................       --      (0.01)          --
                                                                                             ------     ------       ------
    TOTAL DISTRIBUTIONS ..................................................................    (0.05)     (0.05)          --
                                                                                             ------     ------       ------
CHANGE IN NET ASSET VALUE ................................................................     1.80      (2.22)        0.42
                                                                                             ------     ------       ------
NET ASSET VALUE, END OF PERIOD ...........................................................   $10.00     $ 8.20       $10.42
                                                                                             ======     ======       ======
Total return .............................................................................    22.56%    (20.79)%       4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..................................................   $7,499     $4,201       $3,401
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..................................................................     1.00%(4)   0.98%(4)     0.95%(2)(4)
  Net investment income ..................................................................     0.66%      0.55%        0.65%(2)
Portfolio turnover .......................................................................       89%        85%           4%(3)

(1) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 3.92%, 5.48% and 7.34% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian  fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks capital appreciation and reasonable income.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the period ended December 31, 2003, the series returned 24.85%. This return compares with a 30.03% return over the same period for the series' benchmark, the Russell 1000(R) Value Index 1 and the S&P 500(R) Index 2 returning 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: After two years of falling markets for value investors, absolute returns for value stocks improved during the 12-month period ended December 31, 2003. However, we recognize that the series' return for the reporting period lagged that of the Russell 1000(R) Value Index. The series' underperformance largely occurred in the first six months of 2003, which was a challenging market environment for our conservative, quality-focused style. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. Lower interest rates spurred that sharp rebound, in our view.

     With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks such as basic materials, industrials, energy, and transportation (railroad) issues. As a result, the series' returns compared to the benchmark improved.

     Our sector positioning did not change significantly during the fiscal year that ended December 31, 2003. However, we found opportunities to shift into more reasonably valued names within sectors where company fundamentals had improved but stock prices had lagged returns from that sector's leaders.

     As has been the case for most of this year, the largest negative impact to relative performance came from our conservative positioning. Throughout the period, our underweighting in autos and housing, technology, and financial stocks detracted from performance. Our cautious positioning within the utility and leisure sectors also hurt returns. Given our high-quality approach, in general we chose to own regulated utility companies and avoided the balance sheet impaired companies. Similarly, in leisure we focused on the higher quality newspaper and media companies.

Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A: Although the financial sector was the series' third-best sector in contributing to absolute returns, our underweighted position and stock selection in the group caused relative returns to lag the benchmark. For example, FleetBoston, which was the object of a $47 billion takeover by Bank of America, made the strongest relative contribution to the series return. Goldman Sachs provided strong returns as the securities markets recovered and merger and acquisition activity increased. The results from those two companies were somewhat offset by weaker, yet still positive, returns from Travelers Property and Casualty and Fannie Mae.

     In the leisure sector, cable and publishing holdings such as Viacom and Tribune experienced weaker-than-expected advertising revenues. Although the price of both stocks rose, they lagged the sector. Reed Elsevier, which publishes textbooks and professional journals, trailed other leisure stocks. Investors were concerned about tight school budgets and weakness in advertising revenues from its business-to-business publications.

     The series was underweighted in auto stocks due to concerns about U.S. market share losses to overseas manufacturers, weak pricing, earnings quality and pension and health care liabilities. However, investors appeared to focus their attention on improving industry sales.

     The portfolio's cash position also detracted from relative performance. As with nearly all investment accounts, this portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000(R) Value Index, which has no cash position.

                            PHOENIX-MFS VALUE SERIES


     Returns from Caterpillar, Deere, and Emerson Electric led performance in the industrial goods and services sector. Rising commodity prices combined with increased farm subsidies improved the outlook for spending on agricultural equipment, benefiting Deere & Co. Also, restructuring initiatives continue to drive improvements in margins and free cash flow. Strong quarterly earnings reports and continued expectations for improved economic activity helped move both Caterpillar and Emerson higher. The series sold Caterpillar when it reached our target price.

     Although technology continues to be a relatively small sector in the portfolio, our holdings in this group have provided the strongest absolute returns for the 12-month reporting period ended December 31, 2003. Contributors within this group included Texas Instruments, Nortel Networks, Intel, and Motorola. Improvements in telecommunications-related equipment sales also helped to boost Texas Instruments' stock price. Nortel's stock rose sharply in the third quarter when the company announced a number of new contracts with large wireless companies such as Verizon and AT&T. Intel's stock price soared throughout the period when the company experienced better-than-expected personal computer sales, positive earnings, and a generally positive semiconductor environment. Motorola's stock price rose as a result of an improved outlook for its handset sales and a more focused corporate strategy. Texas Instruments, Nortel Networks, and Intel stock were sold when they achieved our performance objectives.

     Altria, formerly Philip Morris, led the series' consumer staples holdings. The company continued to rebound from earlier concerns about litigation and competitive pressures.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     10/29/01 TO
                                                           1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Value Series                                             24.85%       6.10%
--------------------------------------------------------------------------------
  Russell 1000(R) Value Index 1                            30.03%       7.53%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       3.19%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/29/01 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

               Value Series   Russell 1000(R) Value Index 1   S&P 500(R) Index 2
10/29/01          $10,000              $10,000                      $10,000
12/31/01          $10,573              $10,658                      $10,677
12/31/02          $ 9,109              $ 9,004                      $ 8,317
12/31/03          $11,373              $11,708                      $10,705


1 The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                            PHOENIX-MFS VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--88.2%
AEROSPACE & DEFENSE--2.4%
  Honeywell International, Inc. ......................    1,700   $    56,831
  Lockheed Martin Corp. ..............................    3,340       171,676
  Northrop Grumman Corp. .............................    5,230       499,988
                                                                  -----------
                                                                      728,495
                                                                  -----------
AGRICULTURAL PRODUCTS--1.5%
  Archer Daniels Midland Co. .........................   28,710       436,966
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--1.9%
  Janus Capital Group, Inc. ..........................      980        16,082
  Mellon Financial Corp. .............................   17,540       563,209
                                                                  -----------
                                                                      579,291
                                                                  -----------
BROADCASTING & CABLE TV--2.2%
  Comcast Corp. Special Class A (b) ..................   10,510       328,753
  Cox Communications, Inc. Class A (b) ...............    9,970       343,466
                                                                  -----------
                                                                      672,219
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.9%
  Motorola, Inc. .....................................   19,480       274,084
                                                                  -----------
COMPUTER HARDWARE--1.5%
  Hewlett-Packard Co. ................................    4,130        94,866
  International Business Machines Corp. ..............    3,960       367,013
                                                                  -----------
                                                                      461,879
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
  Deere & Co. ........................................    3,440       223,772
                                                                  -----------
CONSUMER FINANCE--1.1%
  American Express Co. ...............................    6,910       333,269
                                                                  -----------
DEPARTMENT STORES--0.6%
  Sears, Roebuck and Co. .............................    3,860       175,591
                                                                  -----------
DIVERSIFIED BANKS--7.0%
  Bank of America Corp. ..............................    9,510       764,889
  Bank One Corp. .....................................    6,420       292,688
  FleetBoston Financial Corp. ........................   19,540       852,921
  Wells Fargo & Co. ..................................    3,240       190,804
                                                                  -----------
                                                                    2,101,302
                                                                  -----------
DIVERSIFIED CHEMICALS--2.6%
  Dow Chemical Co. (The) .............................    7,680       319,257
  PPG Industries, Inc. ...............................    7,330       469,267
                                                                  -----------
                                                                      788,524
                                                                  -----------
ELECTRIC UTILITIES--3.7%
  Cinergy Corp. ......................................    5,500       213,455
  Dominion Resources, Inc. ...........................    2,100       134,043
  Entergy Corp. ......................................    1,380        78,839
  FirstEnergy Corp. ..................................    2,120        74,624
  FPL Group, Inc. ....................................    1,730       113,177
  NSTAR ..............................................    2,950       143,075
  PPL Corp. ..........................................    3,190       139,563
  TXU Corp. ..........................................    9,110       216,089
                                                                  -----------
                                                                    1,112,865
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.4%
  Emerson Electric Co. ...............................    6,300       407,925
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
  Monsanto Co. .......................................      500        14,390
                                                                  -----------
FOOD RETAIL--0.2%
  Safeway, Inc. (b) ..................................    2,220        48,640
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
GAS UTILITIES--0.4%
  KeySpan Corp. ......................................    3,060   $   112,608
                                                                  -----------
HEALTH CARE EQUIPMENT--0.2%
  Guidant Corp. ......................................    1,010        60,802
                                                                  -----------
HOUSEHOLD PRODUCTS--2.1%
  Kimberly-Clark Corp. ...............................   10,920       645,263
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.5%
  Newell Rubbermaid, Inc. ............................    7,250       165,082
                                                                  -----------
INDUSTRIAL GASES--1.5%
  Air Products and Chemicals, Inc. ...................    6,960       367,697
  Praxair, Inc. ......................................    2,490        95,118
                                                                  -----------
                                                                      462,815
                                                                  -----------
INSURANCE BROKERS--0.3%
  Marsh & McLennan Cos., Inc. ........................    1,670        79,976
                                                                  -----------
INTEGRATED OIL & GAS--5.8%
  ChevronTexaco Corp. ................................    3,220       278,176
  ConocoPhillips .....................................    8,860       580,950
  Exxon Mobil Corp. ..................................   21,670       888,470
                                                                  -----------
                                                                    1,747,596
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--5.0%
  AT&T Wireless Services, Inc. (b) ...................   19,840       158,522
  BellSouth Corp. ....................................    5,250       148,575
  SBC Communications, Inc. ...........................   25,430       662,960
  Verizon Communications, Inc. .......................   15,500       543,740
                                                                  -----------
                                                                    1,513,797
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--3.7%
  Goldman Sachs Group, Inc. (The) ....................    6,600       651,618
  Merrill Lynch & Co., Inc. ..........................    7,960       466,854
                                                                  -----------
                                                                    1,118,472
                                                                  -----------
LEISURE PRODUCTS--0.2%
  Hasbro, Inc. .......................................    3,080        65,542
                                                                  -----------
LIFE & HEALTH INSURANCE--1.7%
  MetLife, Inc. ......................................   15,480       521,212
                                                                  -----------
MOVIES & ENTERTAINMENT--2.9%
  Time Warner, Inc. (b) ..............................   17,900       322,021
  Viacom, Inc. Class B ...............................   12,290       545,430
                                                                  -----------
                                                                      867,451
                                                                  -----------
MULTI-LINE INSURANCE--0.8%
  Hartford Financial Services Group, Inc. (The) ......    4,290       253,239
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--0.8%
  Energy East Corp. ..................................    7,160       160,384
  National Fuel Gas Co. ..............................    3,590        87,740
                                                                  -----------
                                                                      248,124
                                                                  -----------
OIL & GAS DRILLING--0.8%
  Noble Corp. (b) ....................................    7,040       251,891
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--1.2%
  Baker Hughes, Inc. .................................    2,400        77,184
  Schlumberger Ltd. ..................................    4,930       269,770
                                                                  -----------
                                                                      346,954
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
  Devon Energy Corp. .................................    2,040       116,810
  Unocal Corp. .......................................   11,120       409,550
                                                                  -----------
                                                                      526,360
                                                                  -----------

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
  Citigroup, Inc. ....................................   20,150   $   978,081
                                                                  -----------
PACKAGED FOODS & MEATS--3.3%
  Heinz (H.J.) Co. ...................................    8,250       300,547
  Kellogg Co. ........................................   17,170       653,834
  Tyson Foods, Inc. Class A ..........................    3,780        50,047
                                                                  -----------
                                                                    1,004,428
                                                                  -----------
PAPER PACKAGING--0.5%
  Smurfit-Stone Container Corp. (b) ..................    7,810       145,032
                                                                  -----------
PAPER PRODUCTS--1.3%
  Bowater, Inc. ......................................    2,940       136,152
  International Paper Co. ............................    5,940       256,073
                                                                  -----------
                                                                      392,225
                                                                  -----------
PHARMACEUTICALS--6.1%
  Johnson & Johnson ..................................   13,780       711,875
  Pfizer, Inc. .......................................   18,700       660,671
  Schering-Plough Corp. ..............................   26,290       457,183
                                                                  -----------
                                                                    1,829,729
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--3.4%
  Allstate Corp. (The) ...............................    8,640       371,693
  Chubb Corp. (The) ..................................    3,640       247,884
  Travelers Property Casualty Corp. Class A (b) ......   23,695       397,602
                                                                  -----------
                                                                    1,017,179
                                                                  -----------
PUBLISHING & PRINTING--1.5%
  Tribune Co. ........................................    8,540       440,664
                                                                  -----------
RAILROADS--1.7%
  Union Pacific Corp. ................................    7,280       505,814
                                                                  -----------
REGIONAL BANKS--3.6%
  PNC Financial Services Group, Inc. (The) ...........    4,420       241,906
  SouthTrust Corp. ...................................    4,430       144,994
  SunTrust Banks, Inc. ...............................    9,670       691,405
                                                                  -----------
                                                                    1,078,305
                                                                  -----------
RESTAURANTS--0.3%
  McDonald's Corp. ...................................    3,850        95,596
                                                                  -----------
SOFT DRINKS--0.4%
  PepsiCo, Inc. ......................................    2,300       107,226
                                                                  -----------
SYSTEMS SOFTWARE--0.8%
  Microsoft Corp. ....................................    8,850       243,729
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--2.0%
  Fannie Mae .........................................    8,180       613,991
                                                                  -----------
TOBACCO--2.7%
  Altria Group, Inc. .................................   14,860       808,681
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $22,257,701) ...............................    26,607,076
                                                                  -----------
FOREIGN COMMON STOCKS--9.8%

DISTILLERS & VINTNERS--0.7%
  Diageo plc (United Kingdom) ........................   16,720       219,996
                                                                  -----------
DIVERSIFIED METALS & MINING--1.1%
  BHP Billiton plc (United Kingdom) ..................   23,650       206,606
  Rio Tinto plc (United Kingdom) .....................    4,620       127,614
                                                                  -----------
                                                                      334,220
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--1.1%
  Syngenta AG (Switzerland) ..........................    4,800   $   323,299
                                                                  -----------
INTEGRATED OIL & GAS--3.2%
  BP plc ADR (United Kingdom) ........................   13,830       682,510
  Total SA ADR (France) ..............................    2,950       272,905
                                                                  -----------
                                                                      955,415
                                                                  -----------
PHARMACEUTICALS--2.3%
  Novartis AG Registered Shares (Switzerland) ........    8,140       369,566
  Roche Holding AG (Switzerland) .....................    3,390       341,947
                                                                  -----------
                                                                      711,513
                                                                  -----------
PUBLISHING & PRINTING--1.3%
  Reed Elsevier plc (United Kingdom) .................   45,560       381,087
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.1%
  Finning International, Inc. (Canada) ...............    1,380        32,144
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,448,863) ................................     2,957,674
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.0%
  (Identified cost $24,706,564) ...............................    29,564,750
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--2.1%
FEDERAL AGENCY SECURITIES--2.1%
  FHLB Discount Note 0.75%, 1/2/04 ...................     $641       640,987
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $640,987) ..................................       640,987
                                                                  -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $25,347,551) ...............................    30,205,737(a)
  Other assets and liabilities, net--(0.1)% ...................       (24,818)
                                                                  -----------
NET ASSETS--100.0% ............................................   $30,180,919
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,887,276 and gross depreciation of $332,758 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $25,651,219.
(b) Non-income producing.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $25,347,551) ............................................             $30,205,737
Cash ....................................................................................................                   2,514
Receivables
  Dividends and interest ................................................................................                  52,399
  Investment securities sold ............................................................................                  35,097
  Fund shares sold ......................................................................................                  30,759
Prepaid expenses ........................................................................................                     397
                                                                                                                      -----------
    Total assets ........................................................................................              30,326,903
                                                                                                                      -----------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................                  64,618
  Investment securities purchased .......................................................................                   5,699
  Professional fee ......................................................................................                  29,787
  Printing fee ..........................................................................................                  14,000
  Investment advisory fee ...............................................................................                   8,991
  Financial agent fee ...................................................................................                   4,781
  Trustees' fee .........................................................................................                   2,360
  Administration fee ....................................................................................                   2,048
Accrued expenses ........................................................................................                  13,700
                                                                                                                      -----------
    Total liabilities ...................................................................................                 145,984
                                                                                                                      -----------
NET ASSETS ..............................................................................................             $30,180,919
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................             $25,785,022
  Accumulated net realized loss .........................................................................                (462,978)
  Net unrealized appreciation ...........................................................................               4,858,875
                                                                                                                      -----------
NET ASSETS ..............................................................................................             $30,180,919
                                                                                                                      ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................               2,719,586
                                                                                                                      ===========
Net asset value and offering price per share ............................................................                  $11.10
                                                                                                                           ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $  620,217
  Interest ......................................................................................................          10,851
  Foreign taxes withheld ........................................................................................          (6,630)
                                                                                                                       ----------
    Total investment income .....................................................................................         624,438
                                                                                                                       ----------
EXPENSES
  Investment advisory fee .......................................................................................         191,624
  Financial agent fee ...........................................................................................          52,744
  Administration fee ............................................................................................          19,673
  Custodian .....................................................................................................          86,383
  Professional ..................................................................................................          27,189
  Printing ......................................................................................................          23,663
  Trustees ......................................................................................................           5,931
  Miscellaneous .................................................................................................           9,669
                                                                                                                       ----------
    Total expenses ..............................................................................................         416,876
    Less expenses borne by investment adviser ...................................................................        (161,371)
    Custodian fees paid indirectly ..............................................................................              (7)
                                                                                                                       ----------
    Net expenses ................................................................................................         255,498
                                                                                                                       ----------
NET INVESTMENT INCOME ...........................................................................................         368,940
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................         347,665
  Net realized gain on foreign currency transactions ............................................................             478
  Net change in unrealized appreciation (depreciation) on investments ...........................................       5,677,657
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....             637
                                                                                                                       ----------
NET GAIN ON INVESTMENTS .........................................................................................       6,026,437
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $6,395,377
                                                                                                                       ==========

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                       12/31/03         12/31/02
                                                                                                      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) .....................................................................  $   368,940      $   154,000
  Net realized gain (loss) .........................................................................      348,143         (811,215)
  Net change in unrealized appreciation (depreciation) .............................................    5,678,294       (1,002,303)
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................................    6,395,377       (1,659,518)
                                                                                                      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............................................................................     (378,435)        (143,119)
  Net realized short-term gains ....................................................................           --          (10,444)
  Net realized long-term gains .....................................................................           --             (144)
                                                                                                      -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................................     (378,435)        (153,707)
                                                                                                      -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,793,906 and 1,709,473 shares, respectively) .....................   17,007,465       16,616,339
  Net asset value of shares issued from reinvestment of distributions (34,908 and 16,893 shares,
    respectively) ..................................................................................      378,435          153,707
  Cost of shares repurchased (1,013,940 and 266,319 shares, respectively) ..........................  (10,373,375)      (2,498,274)
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................................    7,012,525       14,271,772
                                                                                                      -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................................   13,029,467       12,458,547
NET ASSETS
  Beginning of period ..............................................................................   17,151,452        4,692,905
                                                                                                      -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $10,334,
    RESPECTIVELY) ..................................................................................  $30,180,919      $17,151,452
                                                                                                      ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,       FROM INCEPTION
                                                                                             -----------------      10/29/01 TO
                                                                                              2003       2002         12/31/01
                                                                                             ------     ------     ---------------
Net asset value, beginning of period ...................................................     $ 9.00     $10.55         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .........................................................       0.14       0.09           0.02
  Net realized and unrealized gain (loss) ..............................................       2.10      (1.55)          0.55
                                                                                             ------     ------         ------
    TOTAL FROM INVESTMENT OPERATIONS ...................................................       2.24      (1.46)          0.57
                                                                                             ------     ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income .................................................      (0.14)     (0.08)         (0.02)
  Distributions from net realized gains ................................................         --      (0.01)            --(5)
                                                                                             ------     ------         ------
    TOTAL DISTRIBUTIONS ................................................................      (0.14)     (0.09)         (0.02)
                                                                                             ------     ------         ------
CHANGE IN NET ASSET VALUE ..............................................................       2.10      (1.55)          0.55
                                                                                             ------     ------         ------
NET ASSET VALUE, END OF PERIOD .........................................................     $11.10     $ 9.00         $10.55
                                                                                             ======     ======         ======
Total return ...........................................................................      24.85%    (13.84)%         5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ................................................    $30,181    $17,151         $4,693
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ................................................................       1.00%(4)   0.99%(4)       0.95%(2)(4)
  Net investment income ................................................................       1.44%      1.47%          1.33%(2)
Portfolio turnover .....................................................................         73%        48%             9%(3)

(1) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 1.63%, 2.59% and 6.43% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees;  if expense offsets were included, the ratio would not significantly differ.
(5) Amount is less than $0.01.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q. WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A. The investment objective of the series is to track the total return of the Dow Jones Industrial Average(SM) before series expenses.

Q. HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A. The series was up 27.40% for the year compared to up 28.04% for the Dow Jones Industrial Average(SM) 1 and up 28.71% for the S&P 500(R) Index 2. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q. HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A. During the first quarter, the market declined, as fears surrounding the likely war with Iraq heightened and economic activity slowed. During the second quarter, the market experienced its largest single quarterly gain in 4-1/2 years. A significant number of corporate earnings announcements met or exceeded expectations. The equity markets were additionally strengthened by a low interest rate environment, declining bond investment yields, a $350 billion U.S. tax cut, an accommodative Federal Reserve Board, and a declining dollar that benefited U.S. companies doing business overseas. Finally, while the journey to democracy in Iraq was by no means at an end, the conclusion of active military operations provided the equity markets with a degree of geopolitical stability.

     The market continued its advance during the second half of 2003. The U.S. economy exhibited signs of improvement, as evidenced by the continual upward revisions to the all-important Gross Domestic Product growth rate. Investment by corporate America also picked up in earnest. Business spending increased sharply, with significant increases in technology spending. The U.S. equity markets were further supported by robust corporate earnings.

Q. WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A.  As  index   managers,   we  merely  seek  to  match  the   performance   and
characteristics of the benchmark. The performance of the fund is primarily the result of the performance of the Dow Jones Industrial Average(SM).

Q. WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A. As managers of an index portfolio, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark, we neither evaluate short-term fluctuations in the series' performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Dow Jones industrial Average(SM) is a commonly used measure of large-cap stock performance.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                         PHOENIX-NORTHERN DOW 30 SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                                           1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Dow 30 Series                                            27.40%       (0.50)%
--------------------------------------------------------------------------------
  Dow Jones Industrial Average(SM) 1                       28.04%        0.25%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       (4.37)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

          Dow 30 Series   Dow Jones Industrial Average(SM) 1  S&P 500(R) Index 2
12/15/99     $10,000                   $10,000                      $10,000
12/31/99     $10,252                   $10,250                      $10,400
12/29/00      $9,682                    $9,773                       $9,445
12/31/01      $9,103                    $9,244                       $8,323
12/31/02      $7,692                    $7,888                       $6,484
12/31/03      $9,800                   $10,100                       $8,345


1 The Dow Jones Industrial Average(SM) is a commonly used measure of large-cap stock performance.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                         PHOENIX-NORTHERN DOW 30 SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--95.0%
AEROSPACE & DEFENSE--11.5%
  Boeing Co. (The) ...................................   19,745   $   832,054
  Honeywell International, Inc. ......................   19,745       660,075
  United Technologies Corp. ..........................   19,745     1,871,234
                                                                  -----------
                                                                    3,363,363
                                                                  -----------
ALUMINUM--2.5%
  Alcoa, Inc. ........................................   19,745       750,310
                                                                  -----------
AUTOMOBILE MANUFACTURERS--3.6%
  General Motors Corp. ...............................   19,745     1,054,383
                                                                  -----------
COMPUTER HARDWARE--7.8%
  Hewlett-Packard Co. ................................   19,745       453,543
  International Business Machines Corp. (b) ..........   19,745     1,829,966
                                                                  -----------
                                                                    2,283,509
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--5.6%
  Caterpillar, Inc. ..................................   19,745     1,639,230
                                                                  -----------
CONSUMER FINANCE--3.2%
  American Express Co. ...............................   19,745       952,301
                                                                  -----------
DIVERSIFIED CAPITAL MARKETS--2.5%
  J.P. Morgan Chase & Co. ............................   19,745       725,234
                                                                  -----------
DIVERSIFIED CHEMICALS--3.1%
  Du Pont (E.I.) de Nemours & Co. ....................   19,745       906,098
                                                                  -----------
HOME IMPROVEMENT RETAIL--2.4%
  Home Depot, Inc. (The) .............................   19,745       700,750
                                                                  -----------
HOUSEHOLD PRODUCTS--6.7%
  Procter & Gamble Co. (The) .........................   19,745     1,972,131
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--3.6%
  Wal-Mart Stores, Inc. ..............................   19,745     1,047,472
                                                                  -----------
INDUSTRIAL CONGLOMERATES--7.8%
  3M Co. .............................................   19,745     1,678,918
  General Electric Co. ...............................   19,745       611,700
                                                                  -----------
                                                                    2,290,618
                                                                  -----------
INTEGRATED OIL & GAS--2.7%
  Exxon Mobil Corp. ..................................   19,745       809,545
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
  AT&T Corp. .........................................   19,745       400,824
  SBC Communications, Inc. ...........................   19,745       514,752
                                                                  -----------
                                                                      915,576
                                                                  -----------
MOVIES & ENTERTAINMENT--1.6%
  Walt Disney Co. (The) ..............................   19,745       460,651
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.3%
  Citigroup, Inc. ....................................   19,745       958,422
                                                                  -----------
PAPER PRODUCTS--2.9%
  International Paper Co. ............................   19,745       851,207
                                                                  -----------
PHARMACEUTICALS--6.6%
  Johnson & Johnson ..................................   19,745     1,020,027
  Merck & Co., Inc. ..................................   19,745       912,219
                                                                  -----------
                                                                    1,932,246
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
PHOTOGRAPHIC PRODUCTS--1.7%
  Eastman Kodak Co. ..................................   19,745   $   506,854
                                                                  -----------
RESTAURANTS--1.7%
  McDonald's Corp. ...................................   19,745       490,268
                                                                  -----------
SEMICONDUCTORS--2.2%
  Intel Corp. ........................................   19,745       635,789
                                                                  -----------
SOFT DRINKS--3.4%
  Coca-Cola Co. (The) ................................   19,745     1,002,059
                                                                  -----------
SYSTEMS SOFTWARE--1.8%
  Microsoft Corp. ....................................   19,745       543,777
                                                                  -----------
TOBACCO--3.7%
  Altria Group, Inc. .................................   19,745     1,074,523
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $26,815,267) ...............................    27,866,316
                                                                  -----------
EXCHANGE TRADED FUNDS--2.3%
  DIAMONDS Trust, Series I ...........................    6,528       682,633
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $661,491) ..................................       682,633
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--97.3%
  (Identified cost $27,476,758) ...............................    28,548,949
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--2.9%
U.S. TREASURY BILLS--0.1%
  U.S. Treasury Bill 0.90%, 1/22/04 (b) ..............     $ 35        34,984
                                                                  -----------
REPURCHASE AGREEMENTS--2.8%
  State Street Bank & Trust Co. repurchase
    agreement 0.05% dated 12/31/03, due
    1/2/04 repurchase price $827,002 collaterized
    by U.S. Treasury Bond 13.25%, 5/15/14
    market value $840,438 ............................      827       827,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $861,982) ..................................       861,984
                                                                  -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $28,338,740) ...............................    29,410,933(a)
  Other assets and liabilities, net--(0.2)% ...................       (63,694)
                                                                  -----------
NET ASSETS--100.0% ............................................   $29,347,239
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,827,004 and gross depreciation of $3,366,585 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $28,950,514.
(b) All or a portion segregated as collateral for futures contracts.


                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $28,338,740) ............................................     $29,410,933
Cash ....................................................................................................             406
Receivables
  Dividends and interest ................................................................................          39,829
  Investment securities sold ............................................................................          11,933
  Fund shares sold ......................................................................................           9,575
  Variation margin for future contracts .................................................................           1,200
Prepaid expenses ........................................................................................             359
                                                                                                              -----------
    Total assets ........................................................................................      29,474,235
                                                                                                              -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................          40,311
  Fund shares repurchased ...............................................................................          26,645
  Professional fee ......................................................................................          30,037
  Printing fee ..........................................................................................          13,888
  Financial agent fee ...................................................................................           4,621
  Trustees' fee .........................................................................................           2,360
  Investment advisory fee ...............................................................................           2,327
  Administration fee ....................................................................................           1,841
Accrued expenses ........................................................................................           4,966
                                                                                                              -----------
    Total liabilities ...................................................................................         126,996
                                                                                                              -----------
NET ASSETS ..............................................................................................     $29,347,239
                                                                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $29,379,073
  Undistributed net investment income ...................................................................          45,147
  Accumulated net realized loss .........................................................................      (1,176,474)
  Net unrealized appreciation ...........................................................................       1,099,493
                                                                                                              -----------
NET ASSETS ..............................................................................................     $29,347,239
                                                                                                              ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................       3,245,843
                                                                                                              ===========
Net asset value and offering price per share ............................................................           $9.04
                                                                                                                    =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $  539,795
  Interest ..............................................................................................             535
                                                                                                               ----------
    Total investment income .............................................................................         540,330
                                                                                                               ----------
EXPENSES
  Investment advisory fee ...............................................................................          82,708
  Financial agent fee ...................................................................................          51,505
  Administration fee ....................................................................................          18,196
  Printing ..............................................................................................          24,381
  Professional ..........................................................................................          21,237
  Custodian .............................................................................................          19,206
  Trustees ..............................................................................................           5,931
  Miscellaneous .........................................................................................          15,132
                                                                                                               ----------
    Total expenses ......................................................................................         238,296
    Less expenses borne by investment adviser ...........................................................         (96,499)
    Custodian fees paid indirectly ......................................................................             (11)
                                                                                                               ----------
    Net expenses ........................................................................................         141,786
                                                                                                               ----------
NET INVESTMENT INCOME ...................................................................................         398,544
                                                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities .......................................................................          45,774
  Net realized gain on futures contracts ................................................................          63,324
  Net change in unrealized appreciation (depreciation) on investments ...................................       5,505,232
  Net change in unrealized appreciation (depreciation) on futures .......................................          33,460
                                                                                                               ----------
NET GAIN ON INVESTMENTS .................................................................................       5,647,790
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $6,046,334
                                                                                                               ==========

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          YEAR ENDED    YEAR ENDED
                                                                                                           12/31/03      12/31/02
                                                                                                          -----------   -----------
FROM OPERATIONS
  Net investment income (loss) .......................................................................    $   398,544   $   316,530
  Net realized gain (loss) ...........................................................................        109,098    (1,198,055)
  Net change in unrealized appreciation (depreciation) ...............................................      5,538,692    (2,824,725)
                                                                                                          -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................................      6,046,334    (3,706,250)
                                                                                                          -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..............................................................................       (399,792)     (277,525)
  Net realized short-term gains ......................................................................             --       (20,714)
  Net realized long-term gains .......................................................................             --       (21,852)
                                                                                                          -----------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........................................       (399,792)     (320,091)
                                                                                                          -----------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,429,677 and 1,385,447 shares, respectively) .......................     11,258,450    11,099,442
  Net asset value of shares issued from reinvestment of distributions (49,214 and 42,786 shares,
    respectively) ....................................................................................        399,792       320,091
  Cost of shares repurchased (1,016,474 and 1,377,314 shares, respectively) ..........................     (8,027,406)  (11,007,664)
                                                                                                          -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................................      3,630,836       411,869
                                                                                                          -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................................................      9,277,378    (3,614,472)
NET ASSETS
  Beginning of period ................................................................................     20,069,861    23,684,333
                                                                                                          -----------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $45,147 AND $46,395,
    RESPECTIVELY) ....................................................................................    $29,347,239   $20,069,861
                                                                                                          ===========   ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     YEAR ENDED DECEMBER 31,          FROM INCEPTION
                                                                        -------------------------------------------    12/15/99 TO
                                                                         2003         2002       2001         2000       12/31/99
                                                                        ------       ------     ------       ------   --------------
Net asset value, beginning of period ................................   $ 7.21       $ 8.67     $ 9.46       $10.24       $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) ......................................     0.13         0.11       0.11(6)      0.08         0.01
  Net realized and unrealized gain (loss) ...........................     1.83        (1.45)     (0.66)       (0.65)        0.24
                                                                        ------       ------     ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................................     1.96        (1.34)     (0.55)       (0.57)        0.25
                                                                        ------       ------     ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................    (0.13)       (0.10)     (0.10)       (0.08)       (0.01)
  Distributions from net realized gains .............................       --        (0.02)     (0.14)       (0.13)          --
                                                                        ------       ------     ------       ------       ------
    TOTAL DISTRIBUTIONS .............................................    (0.13)       (0.12)     (0.24)       (0.21)       (0.01)
                                                                        ------       ------     ------       ------       ------
CHANGE IN NET ASSET VALUE ...........................................     1.83        (1.46)     (0.79)       (0.78)        0.24
                                                                        ------       ------     ------       ------       ------
NET ASSET VALUE, END OF PERIOD ......................................   $ 9.04       $ 7.21     $ 8.67       $ 9.46       $10.24
                                                                        ======       ======     ======       ======       ======
Total return ........................................................    27.40%      (15.50)%    (5.98)%      (5.56)%       2.52%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................  $29,347      $20,070    $23,684      $15,503       $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ............................................     0.60%(5)     0.58%(5)   0.50%(5)     0.50%        0.50%(1)
  Net investment income .............................................     1.69%        1.44%      1.29%        1.08%        2.75%(1)
Portfolio turnover ..................................................       30%          40%        38%          93%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%,  1.11%,  1.12%,  1.60% and 7.81% for the periods ended December 31, 2003,  2002, 2001, 2000 and 1999, respectively.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q. WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A. The investment objective of the series is to track the total return of the NASDAQ-100 Index(R) 1 before series expenses.

Q. HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A. The series was up 48.85% for the year compared to up 49.12% for the NASDAQ-100 Index(R) and up 28.71% for the S&P 500(R) Index 2. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q. HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A. During the first quarter, the market declined, as fears surrounding the likely war with Iraq heightened and economic activity slowed. During the second quarter, the market experienced its largest single quarterly gain in 4-1/2 years. A significant number of corporate earnings announcements met or exceeded expectations. The equity markets were additionally strengthened by a low interest rate environment, declining bond investment yields, a $350 billion U.S. tax cut, an accommodative Federal Reserve Board, and a declining dollar that benefited U.S. companies doing business overseas. Finally, while the journey to democracy in Iraq was by no means at an end, the conclusion of active military operations provided the equity markets with a degree of geopolitical stability.

     The market continued its advance during the second half of 2003. The U.S. economy exhibited signs of improvement, as evidenced by the continual upward revisions to the all-important Gross Domestic Product growth rate. Investment by corporate America also picked up in earnest. Business spending increased sharply, with significant increases in technology spending. The U.S. equity markets were further supported by robust corporate earnings.

Q. WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE THIS YEAR?

A.  As  index   managers,   we  merely  seek  to  match  the   performance   and
characteristics of the benchmark. The performance of the fund is primarily the result of the performance of the NASDAQ-100 Index(R).

Q. WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A. As managers of an index portfolio, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark. We neither evaluate short-term fluctuations in the series' performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

1 The  NASDAQ-100  Index(R)  measures  technology-oriented  stock  total  return performance.
2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

 The  indexes  are  not  available  for  direct   investment;   therefore  their
 performance does not reflect the expenses associated with the active management of an actual portfolio.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     8/15/00 TO
                                                         1 YEAR       12/31/03
--------------------------------------------------------------------------------
  NASDAQ-100 Index(R) Series                              48.85%       (24.14)%
--------------------------------------------------------------------------------
  NASDAQ-100 Index(R) 1                                   49.12%       (24.08)%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                      28.71%        (6.77)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

              NASDAQ-100 Index(R)
                    Series         NASDAQ-100 Index(R) 1      S&P 500(R) Index 2
8/15/00            $10,000                $10,000                  $10,000
12/29/00            $6,322                 $6,290                   $8,930
12/31/01            $4,233                 $4,236                   $7,870
12/31/02            $2,642                 $2,644                   $6,131
12/31/03            $3,933                 $3,943                   $7,891

1 The NASDAQ-100 Index(R) measures technology-oriented stock total return performance.

2 The S&P 500(R) Index is an unmanaged commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--91.1%
ADVERTISING--0.2%
  Lamar Advertising Co. (b) ..........................    1,565   $    58,406
                                                                  -----------
AIR FREIGHT & COURIERS--0.6%
  Expeditors International of Washington, Inc. .......    1,936        72,910
  Robinson (C.H.) Worldwide, Inc. ....................    1,568        59,443
                                                                  -----------
                                                                      132,353
                                                                  -----------
ALTERNATIVE CARRIERS--0.3%
  Level 3 Communications, Inc. (b) ...................   12,562        71,603
                                                                  -----------
APPAREL RETAIL--0.3%
  Ross Stores, Inc. ..................................    2,801        74,030
                                                                  -----------
APPLICATION SOFTWARE--4.3%
  BEA Systems, Inc. (b) ..............................    7,027        86,432
  Citrix Systems, Inc. (b) ...........................    3,663        77,692
  Compuware Corp. (b) ................................    4,451        26,884
  Intuit, Inc. (b) ...................................    4,697       248,518
  Mercury Interactive Corp. (b) ......................    1,801        87,601
  PeopleSoft, Inc. (b) ...............................    9,953       226,928
  Siebel Systems, Inc. (b) ...........................   10,912       151,350
  Synopsys, Inc. (b) .................................    2,699        91,118
                                                                  -----------
                                                                      996,523
                                                                  -----------
AUTO PARTS & EQUIPMENT--0.3%
  Gentex Corp. (b) ...................................    1,500        66,240
                                                                  -----------
BIOTECHNOLOGY--8.8%
  Amgen, Inc. (b) ....................................   11,295       698,031
  Biogen Idec, Inc. (b) ..............................    7,115       261,684
  Cephalon, Inc. (b) .................................      957        46,328
  Chiron Corp. (b) ...................................    4,932       281,075
  Genzyme Corp. (b) ..................................    5,279       260,466
  Gilead Sciences, Inc. (b) ..........................    3,747       217,851
  Invitrogen Corp. (b) ...............................      902        63,140
  MedImmune, Inc. (b) ................................    4,976       126,390
  Millennium Pharmaceuticals, Inc. (b) ...............    6,207       115,885
                                                                  -----------
                                                                    2,070,850
                                                                  -----------
BROADCASTING & CABLE TV--3.5%
  Comcast Corp. Class A (b) ..........................   17,847       586,631
  EchoStar Communications Corp. Class A (b) ..........    4,773       162,282
  PanAmSat Corp. (b) .................................    3,801        81,949
                                                                  -----------
                                                                      830,862
                                                                  -----------
COMMUNICATIONS EQUIPMENT--10.7%
  Cisco Systems, Inc. (b) ............................   46,333     1,125,429
  Comverse Technology, Inc. (b) ......................    3,752        65,998
  JDS Uniphase Corp. (b) .............................   30,516       111,383
  Juniper Networks, Inc. (b) .........................    4,806        89,776
  QLogic Corp. (b) ...................................    1,809        93,344
  QUALCOMM, Inc. .....................................   18,128       977,643
  Tellabs, Inc. (b) ..................................    4,467        37,657
                                                                  -----------
                                                                    2,501,230
                                                                  -----------
COMPUTER HARDWARE--4.0%
  Apple Computer, Inc. (b) ...........................    9,609       205,344
  Dell, Inc. (b) .....................................   17,718       601,703
  Sun Microsystems, Inc. (b) .........................   26,697       119,870
                                                                  -----------
                                                                      926,917
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.0%
  Network Appliance, Inc. (b) ........................    6,779       139,173
  SanDisk Corp. (b) ..................................    1,371        83,823
                                                                  -----------
                                                                      222,996
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
  PACCAR, Inc. .......................................    2,457   $   209,140
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.8%
  Fiserv, Inc. (b) ...................................    4,555       179,968
  Paychex, Inc. ......................................    6,720       249,984
                                                                  -----------
                                                                      429,952
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--2.1%
  Apollo Group, Inc. Class A (b) .....................    3,351       227,868
  Career Education Corp. (b) .........................    1,914        76,694
  Cintas Corp. .......................................    3,849       192,950
                                                                  -----------
                                                                      497,512
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  American Power Conversion Corp. ....................    3,749        91,663
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.8%
  Molex, Inc. ........................................    1,853        64,651
  Sanmina-SCI Corp. (b) ..............................   10,374       130,816
                                                                  -----------
                                                                      195,467
                                                                  -----------
FOOD RETAIL--0.3%
  Whole Foods Market, Inc. (b) .......................    1,107        74,313
                                                                  -----------
GENERAL MERCHANDISE STORES--0.3%
  Dollar Tree Stores, Inc. (b) .......................    2,080        62,525
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.6%
  Patterson Dental Co. (b) ...........................    1,229        78,853
  Schein (Henry), Inc. (b) ...........................      763        51,563
                                                                  -----------
                                                                      130,416
                                                                  -----------
HEALTH CARE EQUIPMENT--1.3%
  Biomet, Inc. .......................................    6,467       235,463
  DENTSPLY International, Inc. .......................    1,427        64,458
                                                                  -----------
                                                                      299,921
                                                                  -----------
HEALTH CARE SERVICES--0.6%
  Express Scripts, Inc. (b) ..........................    1,317        87,488
  Lincare Holdings, Inc. (b) .........................    1,782        53,514
                                                                  -----------
                                                                      141,002
                                                                  -----------
HOME ENTERTAINMENT SOFTWARE--1.1%
  Electronic Arts, Inc. (b) ..........................    5,643       269,623
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--0.7%
  Costco Wholesale Corp. (b) .........................    4,530       168,425
                                                                  -----------
INTERNET RETAIL--5.6%
  Amazon.com, Inc. (b) ...............................    5,003       263,358
  eBay, Inc. (b) .....................................    9,051       584,604
  InterActiveCorp (b) ................................   13,877       470,847
                                                                  -----------
                                                                    1,318,809
                                                                  -----------
INTERNET SOFTWARE & SERVICES--1.4%
  VeriSign, Inc. (b) .................................    4,278        69,732
  Yahoo!, Inc. (b) ...................................    5,943       268,445
                                                                  -----------
                                                                      338,177
                                                                  -----------
MANAGED HEALTH CARE--0.2%
  First Health Group Corp. (b) .......................    1,841        35,826
                                                                  -----------
MOVIES & ENTERTAINMENT--0.3%
  Pixar, Inc. (b) ....................................    1,045        72,408
                                                                  -----------
OIL & GAS DRILLING--0.2%
  Patterson-UTI Energy, Inc. (b) .....................    1,569        51,652
                                                                  -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
PAPER PACKAGING--0.4%
  Smurfit-Stone Container Corp. (b) ..................    4,557   $    84,624
                                                                  -----------
RESTAURANTS--1.5%
  Starbucks Corp. (b) ................................   10,283       339,956
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--3.5%
  Applied Materials, Inc. (b) ........................   16,158       362,747
  KLA-Tencor Corp. (b) ...............................    4,433       260,084
  Lam Research Corp. (b) .............................    2,531        81,751
  Novellus Systems, Inc. (b) .........................    2,917       122,660
                                                                  -----------
                                                                      827,242
                                                                  -----------
SEMICONDUCTORS--13.2%
  Altera Corp. (b) ...................................   10,008       227,182
  Broadcom Corp. Class A (b) .........................    4,031       137,417
  Intel Corp. ........................................   42,970     1,383,634
  Intersil Corp. Class A .............................    2,635        65,480
  Linear Technology Corp. ............................    7,844       329,997
  Maxim Integrated Products, Inc. ....................    8,650       430,770
  Microchip Technology, Inc. .........................    3,240       108,086
  NVIDIA Corp. (b) ...................................    3,293        76,562
  Xilinx, Inc. (b) ...................................    8,532       330,530
                                                                  -----------
                                                                    3,089,658
                                                                  -----------
SPECIALTY CHEMICALS--0.3%
  Sigma-Aldrich Corp. ................................    1,251        71,532
                                                                  -----------
SPECIALTY STORES--2.4%
  Bed Bath & Beyond, Inc. (b) ........................    7,481       324,301
  PETsMART, Inc. .....................................    2,658        63,261
  Staples, Inc. (b) ..................................    6,248       170,570
                                                                  -----------
                                                                      558,132
                                                                  -----------
SYSTEMS SOFTWARE--13.4%
  Adobe Systems, Inc. ................................    4,309       169,344
  Microsoft Corp. (c) ................................   69,909     1,925,294
  Oracle Corp. (b) ...................................   40,942       540,434
  Symantec Corp. (b) .................................    6,052       209,702
  VERITAS Software Corp. (b) .........................    8,210       305,083
                                                                  -----------
                                                                    3,149,857
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.4%
  CDW Corp. ..........................................    1,626        93,918
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.3%
  Fastenal Co. .......................................    1,363        68,068
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--3.1%
  Nextel Communications, Inc. Class A (b) ............   25,740       722,264
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $19,015,605) ...............................    21,344,092
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
FOREIGN COMMON STOCKS--3.7%
AIRLINES--0.3%
  Ryanair Holdings plc ADR (United Kingdom) (b) ......    1,141   $    57,780
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.4%
  Research In Motion Ltd. (United States) (b) ........    1,483        99,109
                                                                  -----------
CONSUMER ELECTRONICS--0.4%
  Garmin Ltd. (United States) ........................    1,883       102,586
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.7%
  Flextronics International Ltd. (Singapore) (b) .....   10,751       159,545
                                                                  -----------
PHARMACEUTICALS--0.9%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ...    3,615       205,006
                                                                  -----------
SEMICONDUCTORS--0.7%
  ATI Technologies, Inc. (Canada) (b) ................    4,509        68,176
  Marvell Technology Group Ltd. (Bermuda) (b) ........    2,273        86,215
                                                                  -----------
                                                                      154,391
                                                                  -----------
SYSTEMS SOFTWARE--0.3%
  Check Point Software Technologies Ltd. (Israel) (b)     4,563        76,750
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $849,497) ..................................       855,167
                                                                  -----------
EXCHANGE TRADED FUNDS--2.3%
  Nasdaq-100 Shares (b) ..............................   14,957       545,333
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $521,036) ..................................       545,333
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--97.1%
  (Identified cost $20,386,138) ...............................    22,744,592
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--3.0%
U.S. TREASURY BILLS--0.4%
  U.S. Treasury Bill 0.893%, 1/22/04 (c) .............     $ 60        59,969
  U.S. Treasury Bill 0.91%, 1/22/04 (c) ..............       20        19,990
                                                                  -----------
                                                                       79,959
                                                                  -----------
REPURCHASE AGREEMENTS--2.6%
  State Street Bank & Trust Co. repurchase
    agreement 0.05% dated 12/31/03
    due 1/2/04, repurchase price $615,002,
    collaterized by U.S. Treasury Bond
    13.25%, 5/15/14, market value $631,575. ..........      615       615,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $694,959) ..................................       694,959
                                                                  -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $21,081,097) ...............................    23,439,551(a)
  Other assets and liabilities, net--(0.1)% ...................       (18,656)
                                                                  -----------
NET ASSETS--100.0% ............................................   $23,420,895
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,957,912 and gross depreciation of $5,083,349 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $24,564,988.
(b) Non-income producing.
(c) All or a portion segregated as collateral for futures contracts.


                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $21,081,097) ...........................................     $23,439,551
Cash ...................................................................................................             337
Receivables
  Fund shares sold .....................................................................................          66,011
  Receivable from adviser ..............................................................................          12,892
  Dividends ............................................................................................           3,374
Prepaid expenses .......................................................................................           6,405
                                                                                                             -----------
    Total assets .......................................................................................      23,528,570
                                                                                                             -----------
LIABILITIES
Payables
  Fund shares repurchased ..............................................................................          29,393
  Investment securities purchased ......................................................................          17,891
  Professional fee .....................................................................................          30,037
  Printing fee .........................................................................................          13,015
  Financial agent fee ..................................................................................           4,285
  Trustees' fee ........................................................................................           2,360
  Variation margin for future contracts ................................................................           1,610
  Administration fee ...................................................................................           1,456
Accrued expenses .......................................................................................           7,628
                                                                                                             -----------
    Total liabilities ..................................................................................         107,675
                                                                                                             -----------
NET ASSETS .............................................................................................     $23,420,895
                                                                                                             ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................     $27,338,563
  Accumulated net realized loss ........................................................................      (6,296,638)
  Net unrealized appreciation ..........................................................................       2,378,970
                                                                                                             -----------
NET ASSETS .............................................................................................     $23,420,895
                                                                                                             ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................       5,954,795
                                                                                                             ===========
Net asset value and offering price per share ...........................................................           $3.93
                                                                                                                   =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends ............................................................................................      $   34,868
  Interest .............................................................................................             634
  Foreign taxes withheld ...............................................................................            (150)
                                                                                                              ----------
    Total investment income ............................................................................          35,352
                                                                                                              ----------
EXPENSES
  Investment advisory fee ..............................................................................          50,330
  Financial agent fee ..................................................................................          45,604
  Administration fee ...................................................................................          11,073
  Custodian ............................................................................................          45,433
  Professional .........................................................................................          24,113
  Printing .............................................................................................          21,711
  Trustees .............................................................................................           5,931
  Miscellaneous ........................................................................................           3,760
                                                                                                              ----------
    Total expenses .....................................................................................         207,955
    Less expenses borne by investment adviser ..........................................................        (121,672)
    Custodian fees paid indirectly .....................................................................              (1)
                                                                                                              ----------
    Net expenses .......................................................................................          86,282
                                                                                                              ----------
NET INVESTMENT LOSS ....................................................................................         (50,930)
                                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ......................................................................        (739,792)
  Net realized gain on futures contracts ...............................................................          66,426
  Net change in unrealized appreciation (depreciation) on investments ..................................       6,195,973
  Net change in unrealized appreciation (depreciation) on futures ......................................          29,794
                                                                                                              ----------
NET GAIN ON INVESTMENTS ................................................................................       5,552,401
                                                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................      $5,501,471
                                                                                                              ==========

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED       YEAR ENDED
                                                                                                      12/31/03         12/31/02
                                                                                                     -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $   (50,930)     $   (38,564)
  Net realized gain (loss) ......................................................................       (673,366)      (2,954,491)
  Net change in unrealized appreciation (depreciation) ..........................................      6,225,767       (1,001,163)
                                                                                                     -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................      5,501,471       (3,994,218)
                                                                                                     -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,912,949 and 2,042,949 shares, respectively) ..................     16,637,089        6,451,751
  Cost of shares repurchased (2,019,677 and 1,180,124 shares, respectively) .....................     (6,807,425)      (3,674,943)
                                                                                                     -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................      9,829,664        2,776,808
                                                                                                     -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................     15,331,135       (1,217,410)
NET ASSETS
  Beginning of period ...........................................................................      8,089,760        9,307,170
                                                                                                     -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $0, RESPECTIVELY) ...........................................................................    $23,420,895      $ 8,089,760
                                                                                                     ===========      ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       YEAR ENDED DECEMBER 31,       FROM INCEPTION
                                                                                  --------------------------------     8/15/00 TO
                                                                                   2003         2002         2001       12/31/00
                                                                                  ------       ------       ------   --------------
Net asset value, beginning of period ...........................................  $ 2.64       $ 4.23       $ 6.32       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................................   (0.01)(5)    (0.01)(5)    (0.02)(5)    (0.01)
  Net realized and unrealized gain (loss) ......................................    1.30        (1.58)       (2.07)       (3.67)
                                                                                  ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................................    1.29        (1.59)       (2.09)       (3.68)
                                                                                  ------       ------       ------       ------
CHANGE IN NET ASSET VALUE ......................................................    1.29        (1.59)       (2.09)       (3.68)
                                                                                  ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .................................................  $ 3.93       $ 2.64       $ 4.23       $ 6.32
                                                                                  ======       ======       ======       ======
Total return ...................................................................   48.85%      (37.58)%     (33.04)%     (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................................... $23,421       $8,090       $9,307       $5,515
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .......................................................    0.60%(4)     0.58%(4)     0.50%(4)     0.50%(1)
  Net investment income (loss) .................................................   (0.35)%      (0.48)%      (0.40)%      (0.30)%(1)
Portfolio turnover .............................................................      18%          42%          91%          50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.45%, 2.72%, 2.35% and 3.93% for the periods ended December 31, 2003, 2002, 2001 and 2000, respectively.
(4) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is dividend growth, current income and capital appreciation.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 27.46%. For the same period, the series' benchmark, the S&P 500(R) Index, 1 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL YEAR?

A: 2003 was a real roller coaster. Worries surrounding a war with Iraq, and pessimism and uncertainty regarding the economy and earnings sent the S&P 500(R) Index down almost 9% by mid-March. Then, it was "off to the races," as economic data surpassed even the most optimistic expectations and corporate earnings estimates for 2003 were revised higher throughout the year. With this, investors once again gained confidence with the stock market and returned to mutual funds, variable annuities and other equity investment vehicles. From the March 11th low, the S&P 500(R) Index rose a dramatic 40.86%. For the full year, the Dow Jones Industrial Average(SM) 2 had a total return of 28.04% and the NASDAQ-100 Index(R) 3 was up a shocking 49.12% due to its heavy exposure to red-hot technology issues.

     There were an abundance of issues and events throughout the year. There was the war with Iraq, followed by victory and subsequent capture of Saddam Hussein. The Federal Reserve Board held its target short-term interest rate at a 45-year low because of tame inflation and excess capacity in domestic factories. Gold prices rose to 14-year highs and the dollar fell to record lows against the Euro as investors' concerns heightened about the large U.S. budget and trade deficits. Health care officials in Asia and other countries had to battle Sudden Acute Respiratory Syndrome (SARS). Stock market scandals continued to unfold including Imclone, Freddie Mac, Tyco, HealthSouth and Parmalat. Richard Grasso, chairman and CEO of the New York Stock exchange, resigned over controversy regarding his huge pay package. And finally, New York Attorney General Eliot Spitzer began an investigation into the $7 trillion mutual-fund industry. Fraud was revealed at some of the Nation's top mutual fund companies regarding illegal after-hours trading and market-timing arrangements that hurt long-term investors.

     Characteristics of the best performing stocks this year seemed to defy logic. The rubble from the late-90s investment bubble came back from the dead and produced eye-popping returns. Stocks investors typically avoid had the best returns. These companies had the following characteristics: low price, high risk, no dividend, junk credit ratings and unattractive valuations. High quality, dividend-paying stocks performed poorly relative to broad stock market indices. This was a surprise given that passage of the President's Tax Bill lowered the tax rate on corporate dividends to 15% from as high as 38.6% for the highest income individuals.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Although we are very pleased with the portfolio's high absolute total return of 27.46% for the year, it did lag the benchmark S&P 500(R) Index by 125 basis points (1.25 percentage points). Most of the under-performance was related to the quality issue discussed above. The series' exposures to lower volatility, higher quality, dividend-paying stocks were not beneficial in 2003. Also, an overweight in Telephone stocks had an adverse impact on the fund's performance. The Telephone industry was the only broad group in the stock market with a negative return last year. The companies continue to be plagued by excess capacity, price competition and declining phone lines in service. As an example, our position in Verizon Communications had a total return of minus 5.6% for the year.

     The portfolio did have several noteworthy success stories. The smaller capitalization stocks in the portfolio performed well. Small cap stocks have high leverage to a rebounding economy and usually generate outsized earnings gains. The Russell 2000(R) Index 4 had a total return of 47.25% last year. The portfolio's large weighting in bank stocks and medical services companies had a positive impact on performance. Bank stocks benefited from low interest rates and improvement in their capital markets divisions. Medical service stocks had strong returns as their earnings beat expectations on rising premiums and positive enrollment trends.

     Individual stocks in the portfolio that performed well included Intel, Ingersoll-Rand, PMC-Sierra, Occidental Petroleum and Mylan Labs. Intel rose 106.62% for the year as computer manufacturers bought more chips on strong sales of personal computers. Ingersoll-Rand, a diversified equipment manufacturer, had a total return of 60.03% as strong economic growth propelled sales of refrigeration and construction equipment. PMC-Sierra shares rose 261.51% in 2003 on strong sales of

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


communications chips. Occidental Petroleum stock had a total return of 53.05% last year as crude oil prices remained high due to Mid-East tensions and production discipline by OPEC members. Mylan Labs shares produced a total return of 63.53% on approvals of several generic drugs, including products for treating hypertension, pain and depression.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: The S&P 500(R) Index finished the year with a  price-to-earnings  multiple of
20.4. Valuation is expensive by historical standards. The long-term, average p/e multiple of the index is about 16 times earnings. Earnings growth is looking attractive. According to Bloomberg, S&P 500(R) Index earnings are expected to grow 11% in 2004. Another positive factor for stocks is the low rate of return on money market and fixed income investments. According to the Wall Street Journal, the average yield on taxable money market funds is only 0.52%. The 10-year Treasury Note yield is 4.25%. So, investors seeking better opportunities will look to the stock market. Morgan Stanley has a 4.7% forecast for U.S.
economic growth in 2004. Also, economic growth projections have been trending upward and we are seeing signs of increasing job growth, manufacturing activity and business capital spending. All signs point to a healthy and growing economy, which in turn should help stock prices to continue on their upward path.

     One word of warning at this time is if a sudden rise in interest rates causes earnings momentum to stall, the probability of a stock market correction would increase.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                               1 YEAR      5 YEARS     12/31/03
--------------------------------------------------------------------------------
  Growth and Income Series                      27.46%     (0.18)%       3.08%
--------------------------------------------------------------------------------
  S&P 500(R) Index 1                            28.71%     (0.57)%       2.52%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                              PERIODS ENDING 12/31

                Growth and Income Series         S&P 500(R) Index 1
3/2/98                   $10,000                     $10,000
12/31/98                 $12,045                     $11,895
12/31/99                 $14,093                     $14,409
12/29/00                 $13,162                     $13,086
12/31/01                 $12,087                     $11,532
12/31/02                 $ 9,366                     $ 8,983
12/31/03                 $11,938                     $11,562


1 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance.

2 The Dow Jones Industrial Average(SM) is a commonly used measure of large-cap stock performance and is provided for general comparative purposes.

3 The NASDAQ 100 Index(R) measures technology-oriented stock total return performance and is provided for general comparative purposes.

4 The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------  ------------
COMMON STOCKS--97.0%
AEROSPACE & DEFENSE--1.7%
  Lockheed Martin Corp. .............................    14,100  $    724,740
  United Technologies Corp. .........................    11,200     1,061,424
                                                                 ------------
                                                                    1,786,164
                                                                 ------------
AGRICULTURAL PRODUCTS--0.2%
  Corn Products International, Inc. .................     2,900        99,905
  Fresh Del Monte Produce, Inc. .....................     5,400       128,682
                                                                 ------------
                                                                      228,587
                                                                 ------------
AIRLINES--0.3%
  ExpressJet Holdings, Inc. (b) .....................    19,400       291,000
                                                                 ------------
APPAREL RETAIL--0.6%
  Gap, Inc. (The) ...................................    29,500       684,695
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.7%
  Liz Claiborne, Inc. ...............................     9,800       347,508
  V. F. Corp. .......................................     9,300       402,132
                                                                 ------------
                                                                      749,640
                                                                 ------------
APPLICATION SOFTWARE--0.1%
  Citrix Systems, Inc. (b) ..........................     3,900        82,719
  Intuit, Inc. (b) ..................................     1,500        79,365
                                                                 ------------
                                                                      162,084
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.3%
  Lear Corp. ........................................     4,800       294,384
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.7%
  Ford Motor Co. ....................................    37,900       606,400
  General Motors Corp. ..............................     2,700       144,180
                                                                 ------------
                                                                      750,580
                                                                 ------------
BIOTECHNOLOGY--0.4%
  Amgen, Inc. (b) ...................................     5,500       339,900
  Invitrogen Corp. (b) ..............................       900        63,000
                                                                 ------------
                                                                      402,900
                                                                 ------------
BROADCASTING & CABLE TV--0.1%
  PanAmSat Corp. (b) ................................     7,000       150,920
                                                                 ------------
BUILDING PRODUCTS--0.1%
  Lennox International, Inc. ........................     4,300        71,810
                                                                 ------------
CASINOS & GAMING--0.2%
  GTECH Holdings Corp. ..............................     5,000       247,450
                                                                 ------------
COMMUNICATIONS EQUIPMENT--3.6%
  Cisco Systems, Inc. (b) ...........................   106,400     2,584,456
  Harris Corp. ......................................     1,800        68,310
  Motorola, Inc. ....................................    27,600       388,332
  QUALCOMM, Inc. ....................................    11,700       630,981
  Scientific-Atlanta, Inc. ..........................     3,100        84,630
  Tekelec (b) .......................................     4,600        71,530
                                                                 ------------
                                                                    3,828,239
                                                                 ------------
COMPUTER & ELECTRONICS RETAIL--0.3%
  RadioShack Corp. ..................................    11,100       340,548
                                                                 ------------
COMPUTER HARDWARE--3.8%
  Dell, Inc. (b) ....................................    31,000     1,052,760
  Hewlett-Packard Co. ...............................    53,700     1,233,489
  International Business Machines Corp. .............    19,400     1,797,992
                                                                 ------------
                                                                    4,084,241
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------
COMPUTER STORAGE & PERIPHERALS--0.7%
  EMC Corp. (b) .....................................    29,200  $    377,264
  Lexmark International, Inc. (b) ...................     2,400       188,736
  Storage Technology Corp. (b) ......................     6,500       167,375
                                                                 ------------
                                                                      733,375
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.8%
  Caterpillar, Inc. .................................     2,900       240,758
  Deere & Co. .......................................     5,200       338,260
  PACCAR, Inc. ......................................     2,800       238,336
                                                                 ------------
                                                                      817,354
                                                                 ------------
CONSUMER FINANCE--1.9%
  American Express Co. ..............................    22,500     1,085,175
  Capital One Financial Corp. .......................       900        55,161
  MBNA Corp. ........................................    38,000       944,300
                                                                 ------------
                                                                    2,084,636
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.4%
  Alliance Data Systems Corp. (b) ...................     3,700       102,416
  Computer Sciences Corp. (b) .......................     2,700       119,421
  First Data Corp. ..................................     5,400       221,886
                                                                 ------------
                                                                      443,723
                                                                 ------------
DEPARTMENT STORES--1.6%
  Federated Department Stores, Inc. .................    14,100       664,533
  May Department Stores Co. (The) ...................    24,500       712,215
  Nordstrom, Inc. ...................................     9,100       312,130
                                                                 ------------
                                                                    1,688,878
                                                                 ------------
DIVERSIFIED BANKS--7.6%
  Bank of America Corp. .............................    31,900     2,565,717
  Bank One Corp. ....................................    15,400       702,086
  FleetBoston Financial Corp. .......................    23,200     1,012,680
  U.S. Bancorp ......................................    70,700     2,105,446
  Wachovia Corp. ....................................    38,700     1,803,033
                                                                 ------------
                                                                    8,188,962
                                                                 ------------
DIVERSIFIED CAPITAL MARKETS--2.0%
  J.P. Morgan Chase & Co. ...........................    57,900     2,126,667
                                                                 ------------
DIVERSIFIED CHEMICALS--0.1%
  Dow Chemical Co. (The) ............................     3,100       128,867
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.6%
  Block (H&R), Inc. .................................     2,400       132,888
  Cendant Corp. (b) .................................    11,000       244,970
  Viad Corp. ........................................     9,300       232,500
                                                                 ------------
                                                                      610,358
                                                                 ------------
ELECTRIC UTILITIES--2.2%
  American Electric Power Co., Inc. .................     3,800       115,938
  Entergy Corp. .....................................     8,200       468,466
  Exelon Corp. ......................................    17,000     1,128,120
  Great Plains Energy, Inc. .........................    20,400       649,128
  PPL Corp. .........................................       200         8,750
                                                                 ------------
                                                                    2,370,402
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
  Hubbell, Inc. Class B .............................     2,600       114,660
  Rockwell Automation, Inc. .........................     4,100       145,960
                                                                 ------------
                                                                      260,620
                                                                 ------------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                         SHARES      VALUE
                                                         ------  ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
  Agilent Technologies, Inc. (b) ....................     9,100  $    266,084
  PerkinElmer, Inc. .................................    12,000       204,840
  Thermo Electron Corp. (b) .........................    12,300       309,960
  Waters Corp. (b) ..................................     3,200       106,112
                                                                 ------------
                                                                      886,996
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
  Monsanto Co. ......................................    12,500       359,750
                                                                 ------------
FOOTWEAR--0.3%
  Reebok International Ltd. .........................     3,100       121,892
  Wolverine World Wide, Inc. ........................     8,100       165,078
                                                                 ------------
                                                                      286,970
                                                                 ------------
FOREST PRODUCTS--0.3%
  Weyerhaeuser Co. ..................................     4,500       288,000
                                                                 ------------
GAS UTILITIES--0.7%
  AGL Resources, Inc. ...............................     4,500       130,950
  NiSource, Inc. ....................................    30,200       662,588
                                                                 ------------
                                                                      793,538
                                                                 ------------
GOLD--0.1%
  Newmont Mining Corp. ..............................     2,500       121,525
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.4%
  McKesson Corp. ....................................    12,800       411,648
                                                                 ------------
HEALTH CARE EQUIPMENT--1.1%
  Bard (C.R.), Inc. .................................     3,900       316,875
  Beckman Coulter, Inc. .............................       800        40,664
  Becton, Dickinson & Co. ...........................     8,000       329,120
  Guidant Corp. .....................................     7,400       445,480
  Varian Medical Systems, Inc. (b) ..................       500        34,550
                                                                 ------------
                                                                    1,166,689
                                                                 ------------
HEALTH CARE SERVICES--0.1%
  IMS Health, Inc. ..................................     2,500        62,150
                                                                 ------------
HEALTH CARE SUPPLIES--0.3%
  Bausch & Lomb, Inc. ...............................     6,600       342,540
                                                                 ------------
HOME IMPROVEMENT RETAIL--1.1%
  Home Depot, Inc. (The) ............................    19,600       695,604
  Sherwin-Williams Co. (The) ........................    14,500       503,730
                                                                 ------------
                                                                    1,199,334
                                                                 ------------
HOUSEHOLD APPLIANCES--0.4%
  Black & Decker Corp. (The) ........................     8,100       399,492
                                                                 ------------
HOUSEHOLD PRODUCTS--1.3%
  Clorox Co. (The) ..................................     9,300       451,608
  Procter & Gamble Co. (The) ........................    10,000       998,800
                                                                 ------------
                                                                    1,450,408
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.6%
  Fortune Brands, Inc. ..............................     8,300       593,367
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--0.4%
  Wal-Mart Stores, Inc. .............................     8,200       435,010
                                                                 ------------
INDUSTRIAL CONGLOMERATES--1.1%
  3M Co. ............................................     8,400       714,252
  Textron, Inc. .....................................     3,300       188,298
  Tyco International Ltd. ...........................    11,500       304,750
                                                                 ------------
                                                                    1,207,300
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------
INDUSTRIAL MACHINERY--2.5%
  Briggs & Stratton Corp. ...........................    11,700  $    788,580
  Eaton Corp. .......................................     5,700       615,486
  Illinois Tool Works, Inc. .........................     1,000        83,910
  Ingersoll-Rand Co. Class A ........................    17,500     1,187,900
                                                                 ------------
                                                                    2,675,876
                                                                 ------------
INTEGRATED OIL & GAS--7.4%
  Amerada Hess Corp. ................................     1,000        53,170
  ChevronTexaco Corp. ...............................    24,500     2,116,555
  ConocoPhillips ....................................     5,000       327,850
  Exxon Mobil Corp. .................................    91,000     3,731,000
  Occidental Petroleum Corp. ........................    40,500     1,710,720
                                                                 ------------
                                                                    7,939,295
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--5.0%
  ALLTEL Corp. ......................................     6,600       307,428
  AT&T Corp. ........................................     8,900       180,670
  AT&T Wireless Services, Inc. (b) ..................    21,000       167,790
  BellSouth Corp. ...................................    43,100     1,219,730
  CenturyTel, Inc. ..................................     6,300       205,506
  SBC Communications, Inc. ..........................    33,300       868,131
  Sprint Corp. (FON Group) ..........................    52,600       863,692
  Verizon Communications, Inc. ......................    44,400     1,557,552
                                                                 ------------
                                                                    5,370,499
                                                                 ------------
INTERNET SOFTWARE & SERVICES--0.4%
  United Online, Inc. (b) ...........................     6,150       103,258
  VeriSign, Inc. (b) ................................    17,900       291,770
                                                                 ------------
                                                                      395,028
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--3.0%
  Bear Stearns Cos., Inc. (The) .....................     2,700       215,865
  Goldman Sachs Group, Inc. (The) ...................     1,400       138,222
  Lehman Brothers Holdings, Inc. ....................     6,300       486,486
  Merrill Lynch & Co., Inc. .........................    21,800     1,278,570
  Morgan Stanley ....................................    19,900     1,151,613
                                                                 ------------
                                                                    3,270,756
                                                                 ------------
LEISURE PRODUCTS--0.5%
  Brunswick Corp. ...................................     1,400        44,562
  Hasbro, Inc. ......................................     6,100       129,808
  Mattel, Inc. ......................................    20,800       400,816
                                                                 ------------
                                                                      575,186
                                                                 ------------
LIFE & HEALTH INSURANCE--1.7%
  AFLAC, Inc. .......................................     3,900       141,102
  Lincoln National Corp. ............................    11,700       472,329
  MetLife, Inc. .....................................    34,600     1,164,982
  Prudential Financial, Inc. ........................     1,800        75,186
                                                                 ------------
                                                                    1,853,599
                                                                 ------------
MANAGED HEALTH CARE--2.3%
  Aetna, Inc. .......................................     6,200       418,996
  Anthem, Inc. (b) ..................................       800        60,000
  CIGNA Corp. .......................................     1,900       109,250
  UnitedHealth Group, Inc. ..........................    21,400     1,245,052
  WellPoint Health Networks, Inc. (b) ...............     7,200       698,328
                                                                 ------------
                                                                    2,531,626
                                                                 ------------
MARINE--0.1%
  Alexander & Baldwin, Inc. .........................     4,400       148,236
                                                                 ------------
MOVIES & ENTERTAINMENT--1.6%
  Fox Entertainment Group, Inc. Class A (b) .........     4,100       119,515
  Time Warner, Inc. (b) .............................    64,000     1,151,360
  Walt Disney Co. (The) .............................    21,300       496,929
                                                                 ------------
                                                                    1,767,804
                                                                 ------------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                                         SHARES      VALUE
                                                         ------  ------------
OFFICE SERVICES & SUPPLIES--0.3%
  HON Industries, Inc. ..............................     6,700  $    290,244
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
  Citigroup, Inc. ...................................    64,300     3,121,122
  Principal Financial Group, Inc. ...................     9,000       297,630
                                                                 ------------
                                                                    3,418,752
                                                                 ------------
PACKAGED FOODS & MEATS--1.5%
  ConAgra Foods, Inc. ...............................    14,800       390,572
  Flowers Foods, Inc. ...............................     4,000       103,200
  Kellogg Co. .......................................    25,200       959,616
  Smucker (J.M.) Co. (The) ..........................     3,600       163,044
                                                                 ------------
                                                                    1,616,432
                                                                 ------------
PERSONAL PRODUCTS--1.2%
  Gillette Co. (The) ................................    36,100     1,325,953
                                                                 ------------
PHARMACEUTICALS--9.1%
  Abbott Laboratories ...............................    16,400       764,240
  Bristol-Myers Squibb Co. ..........................    80,100     2,290,860
  Endo Pharmaceuticals Holdings, Inc. (b) ...........     3,000        57,780
  Johnson & Johnson .................................    30,100     1,554,966
  Merck & Co., Inc. .................................    27,500     1,270,500
  Mylan Laboratories, Inc. ..........................    20,000       505,200
  Pfizer, Inc. ......................................    64,620     2,283,025
  Wyeth .............................................    26,000     1,103,700
                                                                 ------------
                                                                    9,830,271
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.6%
  Eastman Kodak Co. .................................    27,200       698,224
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--2.4%
  Allstate Corp. (The) ..............................    37,600     1,617,552
  Ambac Financial Group, Inc. .......................     7,700       534,303
  Old Republic International Corp. ..................    16,500       418,440
                                                                 ------------
                                                                    2,570,295
                                                                 ------------
PUBLISHING & PRINTING--0.4%
  McGraw-Hill Cos., Inc. (The) ......................     6,100       426,512
                                                                 ------------
REGIONAL BANKS--0.9%
  Hibernia Corp. Class A ............................    12,500       293,875
  PNC Financial Services Group, Inc. (The) ..........     1,800        98,514
  UnionBanCal Corp. .................................     9,900       569,646
                                                                 ------------
                                                                      962,035
                                                                 ------------
REITS--0.3%
  Capital Automotive REIT ...........................     1,700        54,400
  iStar Financial, Inc. .............................     7,300       283,970
                                                                 ------------
                                                                      338,370
                                                                 ------------
RESTAURANTS--0.6%
  McDonald's Corp. ..................................    25,500       633,165
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.3%
  Applied Materials, Inc. (b) .......................    13,600       305,320
                                                                 ------------
SEMICONDUCTORS--4.5%
  Altera Corp. (b) ..................................     5,300       120,310
  Conexant Systems, Inc. (b) ........................     6,000        29,820
  GlobespanVirata, Inc. (b) .........................    24,100       141,708
  Intel Corp. .......................................   105,700     3,403,540
  Linear Technology Corp. ...........................     7,500       315,525
  LSI Logic Corp. (b) ...............................    10,800        95,796
  Texas Instruments, Inc. ...........................    26,800       787,384
                                                                 ------------
                                                                    4,894,083
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------
SOFT DRINKS--0.4%
  PepsiCo, Inc. .....................................     8,600  $    400,932
                                                                 ------------
SPECIALTY CHEMICALS--0.1%
  Lubrizol Corp. (The) ..............................     2,700        87,804
                                                                 ------------
SPECIALTY STORES--0.6%
  Barnes & Noble, Inc. (b) ..........................     1,800        59,130
  Blockbuster, Inc. Class A .........................    17,600       315,920
  Claire's Stores, Inc. .............................    12,400       233,616
                                                                 ------------
                                                                      608,666
                                                                 ------------
SYSTEMS SOFTWARE--4.8%
  Adobe Systems, Inc. ...............................     3,700       145,410
  BMC Software, Inc. (b) ............................     6,600       123,090
  Microsoft Corp. ...................................   133,800     3,684,852
  Oracle Corp. (b) ..................................    55,800       736,560
  VERITAS Software Corp. (b) ........................    12,100       449,636
                                                                 ------------
                                                                    5,139,548
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.0%
  Avnet, Inc. (b) ...................................       800        17,328
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.4%
  Fannie Mae ........................................     3,100       232,686
  Freddie Mac .......................................     2,800       163,296
                                                                 ------------
                                                                      395,982
                                                                 ------------
TOBACCO--0.3%
  Altria Group, Inc. ................................     2,500       136,050
  R.J. Reynolds Tobacco Holdings, Inc. ..............     2,700       157,005
                                                                 ------------
                                                                      293,055
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  Nextel Communications, Inc. Class A (b) ...........     5,700       159,942
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $93,962,190) ...............................   104,472,619
                                                                 ------------
FOREIGN COMMON STOCKS--1.8%
AUTO PARTS & EQUIPMENT--0.2%
  Autoliv, Inc. (Sweden) ............................     6,500       244,725
                                                                 ------------
INTEGRATED OIL & GAS--0.7%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) ...................................    14,600       764,894
                                                                 ------------
IT CONSULTING & OTHER SERVICES--0.4%
  Accenture Ltd. Class A (Bermuda) (b) ..............    15,300       402,696
                                                                 ------------
PACKAGED FOODS & MEATS--0.3%
  Unilever NV NY Registered Shares (Netherlands) ....     4,500       292,050
                                                                 ------------
REINSURANCE--0.2%
  RenaissanceRe Holdings Ltd. (Bermuda) .............     3,500       171,675
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,634,129) ................................     1,876,040
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
  (Identified cost $95,596,319) ...............................   106,348,659
                                                                 ------------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

                                             STANDARD
                                             & POOR'S      PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)      VALUE
                                            -----------   -----  ------------
SHORT-TERM OBLIGATIONS--1.4%
COMMERCIAL PAPER--1.4%
  Emerson Electric Co. 0.95%, 1/2/04 .......    A-1      $1,550  $  1,549,959
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,549,959) ................................     1,549,959
                                                                 ------------
TOTAL INVESTMENTS--100.2%
  (Identified cost $97,146,278) ...............................   107,898,618(a)
  Other assets and liabilities, net--(0.2)% ...................      (180,807)
                                                                 ------------
NET ASSETS--100.0% ............................................  $107,717,811
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $17,447,655 and gross depreciation of $7,202,329 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $97,653,292.
(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $97,146,278) ............................................     $107,898,618
Cash ....................................................................................................            2,791
Receivables
  Dividends .............................................................................................          131,137
  Fund shares sold ......................................................................................           80,547
Prepaid expenses ........................................................................................            1,348
                                                                                                              ------------
    Total assets ........................................................................................      108,114,441
                                                                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................          257,729
  Investment advisory fee ...............................................................................           61,076
  Professional fee ......................................................................................           28,133
  Printing fee ..........................................................................................           24,719
  Financial agent fee ...................................................................................            8,370
  Administration fee ....................................................................................            6,804
  Trustees' fee .........................................................................................            2,360
Accrued expenses ........................................................................................            7,439
                                                                                                              ------------
    Total liabilities ...................................................................................          396,630
                                                                                                              ------------
NET ASSETS ..............................................................................................     $107,717,811
                                                                                                              ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................     $117,781,311
  Undistributed net investment income ...................................................................          199,110
  Accumulated net realized loss .........................................................................      (21,014,950)
  Net unrealized appreciation ...........................................................................       10,752,340
                                                                                                              ------------
NET ASSETS ..............................................................................................     $107,717,811
                                                                                                              ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        9,742,784
                                                                                                              ============
Net asset value and offering price per share ............................................................           $11.06
                                                                                                                    ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .............................................................................................      $ 1,876,377
  Interest ..............................................................................................           14,351
  Foreign taxes withheld ................................................................................           (5,166)
                                                                                                               -----------
    Total investment income .............................................................................        1,885,562
                                                                                                               -----------
EXPENSES
  Investment advisory fee ...............................................................................          619,735
  Financial agent fee ...................................................................................           92,167
  Administration fee ....................................................................................           68,171
  Printing ..............................................................................................           37,889
  Custodian .............................................................................................           37,501
  Professional ..........................................................................................           17,769
  Trustees ..............................................................................................            5,931
  Miscellaneous .........................................................................................           11,982
                                                                                                               -----------
    Total expenses ......................................................................................          891,145
    Less expenses borne by investment adviser ...........................................................          (50,061)
    Custodian fees paid indirectly ......................................................................              (15)
                                                                                                               -----------
    Net expenses ........................................................................................          841,069
                                                                                                               -----------
NET INVESTMENT INCOME ...................................................................................        1,044,493
                                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .......................................................................       (1,127,003)
  Net change in unrealized appreciation (depreciation) on investments ...................................       22,233,757
                                                                                                               -----------
NET GAIN ON INVESTMENTS .................................................................................       21,106,754
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................      $22,151,247
                                                                                                               ===========

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED     YEAR ENDED
                                                                                                         12/31/03       12/31/02
                                                                                                       ------------   ------------
FROM OPERATIONS
  Net investment income (loss) ....................................................................    $  1,044,493   $    785,960
  Net realized gain (loss) ........................................................................      (1,127,003)   (15,723,963)
  Net change in unrealized appreciation (depreciation) ............................................      22,233,757    (11,725,112)
                                                                                                       ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................................      22,151,247    (26,663,115)
                                                                                                       ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...........................................................................      (1,026,887)      (765,941)
                                                                                                       ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......................................      (1,026,887)      (765,941)
                                                                                                       ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,628,925 and 2,476,739 shares, respectively) ....................      25,492,892     25,355,966
  Net asset value of shares issued from reinvestment of distributions (104,116 and 83,448 shares,
    respectively) .................................................................................       1,026,887        765,941
  Cost of shares repurchased (2,204,696 and 3,481,424 shares, respectively) .......................     (20,750,616)   (33,608,982)
                                                                                                       ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......................................       5,769,163     (7,487,075)
                                                                                                       ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................................................      26,893,523    (34,916,131)
NET ASSETS
  Beginning of period .............................................................................      80,824,288    115,740,419
                                                                                                       ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $199,110 AND $192,455,
    RESPECTIVELY) .................................................................................    $107,717,811   $ 80,824,288
                                                                                                       ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------------------
                                                                         2003         2002         2001         2000        1999
                                                                        ------       ------       ------       ------      ------
Net asset value, beginning of period ................................   $ 8.77       $11.42       $12.52       $13.53      $11.99
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................     0.11         0.08         0.08         0.07        0.07
  Net realized and unrealized gain (loss) ...........................     2.29        (2.65)       (1.09)       (0.96)       1.97
                                                                        ------       ------       ------       ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ................................     2.40        (2.57)       (1.01)       (0.89)       2.04
                                                                        ------       ------       ------       ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................    (0.11)       (0.08)       (0.06)       (0.07)      (0.07)
  Distributions from net realized gains .............................       --           --        (0.03)       (0.05)      (0.16)
  Tax return of capital .............................................       --           --           --           --       (0.27)
                                                                        ------       ------       ------       ------      ------
    TOTAL DISTRIBUTIONS .............................................    (0.11)       (0.08)       (0.09)       (0.12)      (0.50)
                                                                        ------       ------       ------       ------      ------
CHANGE IN NET ASSET VALUE ...........................................     2.29        (2.65)       (1.10)       (1.01)       1.54
                                                                        ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD ......................................   $11.06       $ 8.77       $11.42       $12.52      $13.53
                                                                        ======       ======       ======       ======      ======
Total return ........................................................    27.46%      (22.51)%      (8.17)%      (6.61)%     17.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............................... $107,718      $80,824     $115,740     $112,489    $101,834
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ............................................     0.95%(2)     0.93%(2)     0.85%(2)     0.85%       0.85%
  Net investment income .............................................     1.18%        0.79%        0.65%        0.54%       0.71%
Portfolio turnover ..................................................       55%          60%          29%          53%         52%

(1) If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets would have been 1.01%,  0.95%,  0.93%,  0.94% and 1.01% for the periods ended December 31, 2003,  2002,  2001, 2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS DONG HAO ZHANG, PH.D. AND DAVID
L. ALBRYCHT, CFA


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high total return over an extended period of time consistent with prudent investment risk. The series may be appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 19.87%. For the same period, the Balanced Benchmark 1 returned 18.49%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance show above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKETS DURING THE SERIES' RECENT FISCAL YEAR?

A: For the 12 months ended December 31, 2003, the stock market made a strong rally after three years of losses. Large-cap stocks represented by the S&P 500(R) Index 2 had a total return of 28.71%. The bear market that started in March 2000 at the S&P 500(R) Index's high of 1,527 finally bottomed out in October of 2002 when the S&P 500(R) Index closed at 777. Even though 2003 started with significant weakness in the market, attractive valuation finally propelled investors to put their excess cash to work. For the past nine months, the stock market has been on a sustained rally driven by encouraging economic data ranging from high productivity gains, strong manufacturing recovery and increasing consumer confidence.

     During times of economic recovery, stock markets are often led by cyclical issues that benefit from stronger business activities. This past 12 months was no exception. Technology, basic materials and industrials sectors were the best performers. Smaller market-cap companies also outperformed large-cap ones. 3

Q: HOW WOULD YOU CHARACTERIZE THE BOND MARKET DURING THE SERIES' RECENT FISCAL YEAR?

A: During the year, the U.S. bond market was effected by near-record interest rate lows. This was followed by a period that brought substantial volatility as investors assessed the direction of the U.S. economy and debated what action, if any, the Federal Reserve Board would take. The volatility was somewhat hidden by the slight change of -0.15% registered by the Lehman Brothers Aggregate Bond Index 4 in the third quarter of 2003. Rates increased slightly, while the yield curve remained steep, reinforcing expectations in the bond market that the economy would improve.

     Many economic statistics improved over this time period, but a solid job market recovery remained elusive. The ISM Manufacturing Index 5 rose to 54.7 in August, showing improvement for the fourth straight month and remaining above 50 for the second month in a row. Any reading above 50 normally signifies expansion in the manufacturing sector. Despite positive overall economic data, debate continued through year-end over whether persistent high unemployment would derail the economic recovery or if hiring would begin to gain momentum.

Q: HAVE ANY CHANGES TO THE SERIES' ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. We intend to remain approximately 60% invested in equities and 40% in bonds.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: On December 31, 2003, the S&P 500(R) Index closed at 1,112. It was trading at
18.5 times Wall Street consensus earnings estimate of $60 for calendar year 2004. 6 We believe this is a fair valuation given the low inflation environment we are in. Therefore, our base scenario assumes that 2004 will likely bring us a single digit return consistent with historical averages. However, given a strong economy and continued gains in productivity, corporate profits may surprise on the upside. Recent comments from officials of Federal Reserve Board suggest that they see little inflationary pressure and hence are likely to keep rates low for a considerable period of time. Under that scenario, we believe stocks may return significantly higher than historical averages. On the other hand, current expectation for profit growth is very high. If companies fail to deliver to that expectation, stocks would likely see downward pressure.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

     We continue to be opportunistic and have taken some more credit risk in the portfolio due to improved credit fundamentals in the corporate and credit high yield market. We feel that the greatest risk in the fixed income market is interest rate risk, not credit risk, and opportunities continue in many credit-intensive sectors.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                               1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  Strategic Allocation Series                  19.87%       3.86%        8.39%
--------------------------------------------------------------------------------
  Balanced Benchmark 1                         18.49%       2.68%        9.78%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                           28.71%      (0.57)%      11.10%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 4        4.10%       6.62%        6.95%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/31/93. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                                                        PERIODS ENDING 12/31

                                                                                          Lehman Brothers
         Strategic Allocation Series   Balanced Benchmark 1    S&P 500(R) Index 2      Aggregate Bond Index 4
12/31/93           $10,000                   $10,000                $10,000                   $10,000
12/30/94           $ 9,855                   $ 9,968                $10,132                   $ 9,708
12/29/95           $11,651                   $12,920                $13,933                   $11,502
12/31/96           $12,705                   $14,876                $17,172                   $11,920
12/31/97           $15,339                   $18,390                $22,903                   $13,071
12/31/98           $18,528                   $22,267                $29,489                   $14,206
12/31/99           $20,615                   $24,950                $35,721                   $14,089
12/29/00           $20,734                   $24,696                $32,440                   $15,727
12/31/01           $21,122                   $23,781                $28,587                   $17,055
12/31/02           $18,677                   $21,446                $22,270                   $18,805
12/31/03           $22,388                   $25,413                $28,664                   $19,576


1 The Balanced  Benchmark is a composite  index made up of 60% of the S&P 500(R)
  Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance.

3 Stocks of small or smaller companies may have less liquidity than those of larger, established companies and may be subject to greater price volatility and risk than the overall stock market.

4 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance.

5 The ISM  Manufacturing  Index  measures  manufacturing  activity in the United
  States as tabulated by the Institute for Supply Management.

6 As reported by FIRST CALL  published by Thomson  Financial,  New York,  NY and
  ZACKS ADVISOR published by Zacks Investment Research, Chicago, IL.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--1.8%
  Fannie Mae 6.50%, 10/1/31 .................  AAA      $  126   $    131,624
  Fannie Mae 6%, 9/1/32 .....................  AAA         587        607,259
  Fannie Mae 6%, 12/1/32 ....................  AAA       3,263      3,374,468
  GNMA 6.50%, '23-'32 .......................  AAA       4,229      4,464,436
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $8,305,690) ...............................      8,577,787
                                                                 ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--1.1%
  Freddie Mac 4.50%, 7/15/13 ................  AAA       5,000      4,939,745
                                                                 ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $4,841,819) ...............................      4,939,745
                                                                 ------------
MUNICIPAL BONDS--3.3%
CALIFORNIA--0.8%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 .................................  AAA       1,000      1,101,860
  Fresno County Pension Obligation Revenue
    Taxable 6.21%, 8/15/06 ..................  AAA         255        278,333
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14 ..................  AAA         420        494,684
  Long Beach Pension Obligation Taxable
    Unrefunded Balance Revenue 6.87%,
    9/1/06 ..................................  AAA          57         63,368
  Sonoma County Pension Obligation Revenue
    Taxable 6.625%, 6/1/13 ..................  AAA       1,420      1,607,284
                                                                 ------------
                                                                    3,545,529
                                                                 ------------
FLORIDA--1.1%
  Miami Beach Special Obligation Taxable
    Pension Funding Project Revenue 8.60%,
    9/1/21 ..................................  AAA       4,085      4,512,495
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 ..........  AAA         810        885,565
                                                                 ------------
                                                                    5,398,060
                                                                 ------------
OREGON--0.0%
  Multnomah County Pension Obligation
    General Obligation Taxable 7.20%,
    6/1/10 ..................................  Aaa(c)      100        116,319
                                                                 ------------
PENNSYLVANIA--0.6%
  Philadelphia Authority For Industrial
    Development Pension Funding Retirement
    Systems Revenue Taxable Series A
    5.79%, 4/15/09 ..........................  AAA       1,400      1,533,350
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17 ..................  AAA       1,250      1,375,687
                                                                 ------------
                                                                    2,909,037
                                                                 ------------
TEXAS--0.8%
  Dallas-Fort Worth International Airport
    Revenue Taxable 6.40%, 11/1/07 ..........  AAA       1,000      1,112,230
  Texas Water Resources Finance Authority
    Revenue 6.62%, 8/15/10 ..................  AAA       2,265      2,569,937
                                                                 ------------
                                                                    3,682,167
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $14,164,818) ..............................     15,651,112
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
ASSET-BACKED SECURITIES--3.0%
  ANRC Auto Owner Trust 01-A, A4 4.32%,
    6/16/08 .................................  AAA      $3,200   $  3,265,087
  Capital Auto Receivables Asset Trust 02-3,
    A3 3.58%, 10/16/06 ......................  AAA       1,400      1,436,750
  Capital One Master Trust 01-5, A 5.30%,
    6/15/09 .................................  AAA       2,500      2,659,374
  Green Tree Financial Corp 96-10, M1 7.24%,
    11/15/28 ................................  AA-       1,000        920,625
  Irwin Home Equity 01-2, 2A4 5.68%,
    2/25/16 .................................  AAA         897        895,948
  Residential Asset Mortgage Products, Inc.
    03-RS6, AI3 3.08%, 12/25/28 .............  AAA       2,000      1,986,846
  WFS Financial Owner Trust 03-1, A4 2.74%,
    9/20/10 .................................  AAA       1,000        998,872
  Whole Auto Loan Trust 02-1, B 2.91%,
    2/15/07 .................................  A           790        797,798
  World Omni Auto Receivables Trust 02-A,
    A4 4.05%, 7/15/09 .......................  AAA       1,250      1,290,257
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $14,109,930) ..............................     14,251,557
                                                                 ------------
CORPORATE BONDS--12.4%
AEROSPACE & DEFENSE--0.2%
  Rockwell Collins 4.75%, 12/1/13 ...........  A         1,000        995,245
                                                                 ------------
AGRICULTURAL PRODUCTS--0.2%
  Corn Products International, Inc. 8.25%,
    7/15/07 .................................  BBB-      1,000      1,095,000
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
  Janus Capital Group, Inc. 7.75%, 6/15/09 ..  BBB+      1,000      1,113,460
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.2%
  DaimlerChrysler NA Holding Corp. 4.75%,
    1/15/08 .................................  BBB       1,000      1,023,137
                                                                 ------------
BROADCASTING & CABLE TV--0.2%
  Comcast Corp. 5.30%, 1/15/14 ..............  BBB       1,000        996,679
                                                                 ------------
CASINOS & GAMING--0.5%
  Harrah's Operating Co., Inc. 7.50%,
    1/15/09 .................................  BBB-        250        284,748
  Mandalay Resort Group 144A 6.375%,
    12/15/11 (d) ............................  BB+         750        774,375
  MGM Mirage, Inc. 9.75%, 6/1/07 ............  BB-         500        572,500
  Park Place Entertainment Corp. 9.375%,
    2/15/07 .................................  BB-         500        567,500
                                                                 ------------
                                                                    2,199,123
                                                                 ------------
CONSUMER FINANCE--2.1%
  Capital One Bank 6.50%, 6/13/13 ...........  BB+       1,000      1,048,413
  Ford Motor Credit Co. 7.25%, 10/25/11 .....  BBB       3,000      3,253,692
  General Electric Capital Corp. Series MTN
    2.75%, 9/25/06 ..........................  AAA       1,250      1,254,594
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 .............................  AAA       2,000      2,168,906
  General Motors Acceptance Corp. 6.875%,
    8/28/12 .................................  BBB       1,500      1,613,739
  Household Finance Corp. 6.75%, 5/15/11 ....  A           500        562,871
                                                                 ------------
                                                                    9,902,215
                                                                 ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
DIVERSIFIED BANKS--0.8%
  Bank of America Corp. 5.25%, 12/1/15 ......  A        $1,500   $  1,496,226
  Rabobank Capital Funding II 144A 5.26%,
    12/29/49 (d) ............................  AA        1,100      1,101,522
  U.S. Bank NA 6.30%, 7/15/08 ...............  A+          500        557,840
  Wachovia Corp. 5.625%, 12/15/08 ...........  A-          500        540,726
                                                                 ------------
                                                                    3,696,314
                                                                 ------------
DIVERSIFIED CHEMICALS--0.2%
  Cabot Corp. 144A 5.25%, 9/1/13 (d) ........  BBB+        750        743,621
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
  International Lease Finance Corp. 4.375%,
    11/1/09 .................................  AA-       1,250      1,259,264
  United Rentals North America, Inc. Series B
    10.75%, 4/15/08 .........................  BB-       1,000      1,130,000
                                                                 ------------
                                                                    2,389,264
                                                                 ------------
DIVERSIFIED METALS & MINING--0.1%
  Freeport-McMoRan Copper & Gold, Inc.
    (Indonesia) 10.125%, 2/1/10 (d) .........  B-          500        578,750
                                                                 ------------
ELECTRIC UTILITIES--0.1%
  Entergy Gulf States, Inc. 144A 5.25%,
    8/1/15 (d) ..............................  BBB-        500        479,100
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
  Mettler Toledo International, Inc. 144A
    4.85%, 11/15/10 (d) .....................  BBB       1,000      1,010,108
                                                                 ------------
ENVIRONMENTAL SERVICES--0.2%
  Allied Waste Industries, Inc. 7.875%,
    3/15/05 .................................  BB-       1,000      1,050,000
                                                                 ------------
GAS UTILITIES--0.3%
  AmeriGas Partners/Eagle Finance Corp.
    Series B 8.875%, 5/20/11 ................  BB-       1,250      1,381,250
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.3%
  AmerisourceBergen Corp. 8.125%, 9/1/08 ....  BB        1,060      1,200,450
                                                                 ------------
HEALTH CARE FACILITIES--0.7%
  HCA, Inc. 5.25%, 11/6/08 ..................  BBB-      1,000      1,019,138
  Manor Care, Inc. 7.50%, 6/15/06 ...........  BBB       1,500      1,627,500
  Tenet Healthcare Corp. 7.375%, 2/1/13 .....  BB-         750        757,500
                                                                 ------------
                                                                    3,404,138
                                                                 ------------
HOMEBUILDING--0.2%
  Lennar Corp. 7.625%, 3/1/09 ...............  BBB-      1,000      1,153,631
                                                                 ------------
HOUSEHOLD PRODUCTS--0.2%
  Kimberly-Clark Corp. 5%, 8/15/13 ..........  AA-       1,000      1,022,149
                                                                 ------------
INDUSTRIAL MACHINERY--0.5%
  ITW Cupids Financial Trust I 144A 6.55%,
    12/31/11 (d) (i) ........................  AA-       2,000      2,166,004
                                                                 ------------
INSURANCE BROKERS--0.2%
  Willis Corroon Corp. 9%, 2/1/09 ...........  BB+         675        712,125
                                                                 ------------
INTEGRATED OIL & GAS--0.1%
  Conoco Funding Co. 5.45%, 10/15/06 ........  A-          250        268,224
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.4%
  AT&T Wireless Services, Inc. 7.875%,
    3/1/11 ..................................  BBB         125        144,643
  CenturyTel, Inc. Series F 6.30%, 1/15/08 ..  BBB+        500        547,022
  Verizon Communications Corp. 7.51%,
    4/1/09 ..................................  A+        1,000      1,150,241
                                                                 ------------
                                                                    1,841,906
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
INVESTMENT BANKING & BROKERAGE--0.3%
  Merrill Lynch & Co., Inc. Series MTNB
    3.375%, 9/14/07 .........................  A+       $1,500   $  1,519,377
                                                                 ------------
LIFE & HEALTH INSURANCE--0.2%
  Metlife, Inc. 5%, 11/24/13 ................  A         1,000        992,945
                                                                 ------------
MULTI-LINE INSURANCE--0.2%
  Metropolitan Life Global Funding I 144A
    5.20%, 9/18/13 (d) ......................  AA        1,000      1,005,864
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Chesapeake Energy Corp. 144A 6.875%,
    1/15/16 (d) .............................  BB-         450        465,750
  Pemex Project Funding Master Trust
    7.875%, 2/1/09 ..........................  BBB-        500        565,625
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 ........................  BBB-        500        593,750
  Pemex Project Funding Master Trust 8%,
    11/15/11 ................................  BBB-        750        838,125
  Pemex Project Funding Master Trust
    7.375%, 12/15/14 (d) ....................  BBB-        750        800,625
                                                                 ------------
                                                                    3,263,875
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08 .......  BB+         230        242,650
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.8%
  Principal Life Global Funding I 4.40%,
    10/1/10 .................................  AA        1,500      1,510,064
  TIAA Global Markets 144A 3.875%,
    1/22/08 (d) .............................  AAA       2,000      2,032,954
                                                                 ------------
                                                                    3,543,018
                                                                 ------------
PACKAGED FOODS & MEATS--0.2%
  Campbell Soup Co. 5%, 12/3/12 .............  A         1,000      1,020,858
                                                                 ------------
PAPER PRODUCTS--0.1%
  International Paper Co. 5.50%, 1/15/14 ....  BBB         350        351,300
                                                                 ------------
RAILROADS--0.1%
  Union Pacific Corp. 6.50%, 4/15/12 ........  BBB         500        555,300
                                                                 ------------
REGIONAL BANKS--0.2%
  BB&T Corp. 5.20%, 12/23/15 ................  A-        1,000        991,315
                                                                 ------------
REITS--0.2%
  HRPT Properties Trust 5.75%, 2/15/14 ......  BBB       1,000      1,002,712
                                                                 ------------
SPECIALIZED FINANCE--0.2%
  CIT Group, Inc. 4.75%, 12/15/10 ...........  A           850        855,320
                                                                 ------------
SPECIALTY STORES--0.3%
  Autozone, Inc. 5.50%, 11/14/15 ............  BBB+      1,250      1,241,285
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.2%
  Sovereign Bank 5.125%, 3/15/13 ............  BBB-      1,000        992,840
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $55,556,443) ..............................     58,000,552
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--5.4%
   Advanta Mortgage Loan Trust 00-2, A3
    7.76%, 5/25/18 ..........................  AAA          30         29,684
  American Business Financial Services 02-2,
    A3 4.76%, 6/15/21 .......................  AAA       1,000      1,004,339
  CS First Boston Mortgage Securities Corp.
    97-C2, A3 6.55%, 11/17/07 ...............  AAA       4,200      4,645,523
  CS First  Boston  Mortgage Securities Corp.
    97-C2, B 6.72%, 11/17/07 ................  Aa(c)     2,000      2,225,136
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31 .....................  Aaa(c)    8,150      9,005,876
  GMAC Commercial  Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ..............  Aaa(c)    1,250      1,369,927


                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  J.P. Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 .................................  AAA      $4,060   $  4,477,765
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 .................................  Aaa(c)    1,840      2,126,218
  Residential Funding Mortgage Securities I
    96-S8, A4 6.75%, 3/25/11 ................  AAA         190        190,117
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $22,705,433) ..............................     25,074,585
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES--7.5%
AUSTRALIA--0.1%
  Commonwealth of Australia Series 705
    7.50%, 7/15/05 ..........................  AAA         700(g)     544,155
                                                                 ------------
AUSTRIA--1.1%
  Republic of Austria 5.50%, 10/20/07 .......  AAA       3,000(f)   4,075,429
  Republic of Austria Series 97 5.75%,
    4/11/07 .................................  AAA         800(f)   1,086,524
                                                                 ------------
                                                                    5,161,953
                                                                 ------------
BRAZIL--1.5%
  Federative Republic of Brazil 10%, 1/16/07   B+        2,750      3,093,750
  Federative Republic of Brazil 9.25%,
    10/22/10 ................................  B+        1,000      1,080,000
  Federative Republic of Brazil 8%, 4/15/14 .  B+        2,032      2,001,349
  Federative Republic of Brazil 11%, 8/17/40   B+        1,000      1,105,000
                                                                 ------------
                                                                    7,280,099
                                                                 ------------
BULGARIA--0.5%
  Republic of Bulgaria 144A 8.25%,
    1/15/15 (d) .............................  BB+         580        682,950
  Republic of Bulgaria RegS 8.25%, 1/15/15 ..  BB+         670        788,925
  Republic of Bulgaria Series IAB PDI
    1.938%, 7/28/11 (e) .....................  BB+         760        748,600
                                                                 ------------
                                                                    2,220,475
                                                                 ------------
CHILE--0.4%
  Republic of Chile 7.125%, 1/11/12 .........  A-          850        970,360
  Republic of Chile 5.50%, 1/15/13 ..........  A-        1,000      1,028,500
                                                                 ------------
                                                                    1,998,860
                                                                 ------------
COLOMBIA--0.5%
  Republic of Colombia 10%, 1/23/12 .........  BB        1,250      1,375,000
  Republic of Colombia 11.75%, 2/25/20 ......  BB          750        907,500
                                                                 ------------
                                                                    2,282,500
                                                                 ------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A 9.335%,
    5/15/09 (d) .............................  BB        1,755      2,075,287
                                                                 ------------
LITHUANIA--0.2%
  Republic of Lithuania 4.50%, 3/5/13 .......  BBB+        725(f)     898,934
                                                                 ------------
MEXICO--0.6%
  United Mexican States 5.875%, 1/15/14 .....  BBB-      1,500      1,481,250
  United Mexican States 8.125%, 12/30/19 ....  BBB-      1,000      1,117,500
                                                                 ------------
                                                                    2,598,750
                                                                 ------------
NEW ZEALAND--0.1%
  Government of New Zealand Series 205
    6.50%, 2/15/05 ..........................  AAA         750(h)     497,707
                                                                 ------------
PANAMA--0.5%
  Republic of Panama 8.25%, 4/22/08 .........  BB        1,000      1,105,000
  Republic of Panama 9.375%, 4/1/29 .........  BB        1,000      1,130,000
                                                                 ------------
                                                                    2,235,000
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  ------   ------------
PERU--0.2%
  Republic of Peru 8.75%, 11/21/33 ..........  BB-      $  750   $    753,750
                                                                 ------------
PHILIPPINES--0.2%
  Republic of the Philippines 8.875%, 4/15/08  BB        1,000      1,082,500
                                                                 ------------
RUSSIA--0.7%
  Russian Federation RegS 5%, 3/31/30 (e) ...  BB        3,500      3,373,125
                                                                 ------------
SOUTH AFRICA--0.5%
  Republic of South Africa 7.375%, 4/25/12 ..  BBB       1,000      1,122,500
  Republic of South Africa 5.25%, 5/16/13 ...  BBB       1,000(f)   1,207,745
                                                                 ------------
                                                                    2,330,245
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $32,498,091) ..............................     35,333,340
                                                                 ------------
FOREIGN CORPORATE BONDS--3.5%
AUSTRALIA--0.3%
  St. George Bank Ltd. 144A 5.30%,
    10/15/15 (d) ............................  A-        1,000      1,000,785
  United Energy Distribution 144A 5.45%,
    4/15/16 (d) .............................  AAA         500        511,514
                                                                 ------------
                                                                    1,512,299
                                                                 ------------
BRAZIL--0.3%
  Petrobras International Finance Co.
    9.125%, 7/2/13 ..........................  Ba (c)      500        550,000
  Petrobras International Finance Co.
    8.375%, 12/10/18 ........................  Ba (c)      850        877,625
                                                                 ------------
                                                                    1,427,625
                                                                 ------------
CANADA--0.2%
  Thomson Corp. (The) 5.25%, 8/15/13 ........  A-        1,000      1,023,972
                                                                 ------------
GERMANY--0.4%
  Deutsche Telekom International Finance BV
    8.50%, 6/15/10 ..........................  BBB+      1,500      1,813,674
                                                                 ------------
GREECE--0.2%
  Coca-Cola HBC Finance BV 144A 5.125%,
    9/17/13 (d) .............................  A           750        751,932
                                                                 ------------
HONG KONG--0.5%
  Hutchison Whampoa International Ltd. 144A
    6.25%, 1/24/14 (d) ......................  A-        2,000      2,030,764
                                                                 ------------
ITALY--0.2%
  Telecom Italia Capital 144A 5.25%,
    11/15/13 (d) ............................  BBB+      1,000      1,001,991
                                                                 ------------
SOUTH KOREA--0.6%
  Korea Development Bank 5.50%, 11/13/12 ....  A-        2,500      2,603,640
                                                                 ------------
SWEDEN--0.2%
  Nordea Bank Sweden AB 144A 5.25%,
    11/30/12 (d) ............................  A         1,000      1,019,250
                                                                 ------------
UNITED KINGDOM--0.2%
  HBOS plc 144A 5.375%, 11/29/49 (d)(e) .....  A         1,000        996,938
                                                                 ------------
UNITED STATES--0.1%
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (d) .............................  BBB         641        613,538
                                                                 ------------
VENEZUELA--0.3%
  Corp Andina de Fomento CAF 5.20%,
    5/21/13 .................................  A         1,500      1,492,983
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $15,880,769) ..............................     16,288,606
                                                                 ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                         SHARES      VALUE
                                                        -------  ------------
COMMON STOCKS--57.4%
ADVERTISING--0.6%
  Harte-Hanks, Inc. .................................   131,800  $  2,866,650
                                                                 ------------
AEROSPACE & DEFENSE--1.0%
  United Technologies Corp. .........................    50,500     4,785,885
                                                                 ------------
AIR FREIGHT & COURIERS--1.4%
  FedEx Corp. .......................................    31,200     2,106,000
  Ryder System, Inc. ................................   133,800     4,569,270
                                                                 ------------
                                                                    6,675,270
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.3%
  Franklin Resources, Inc. ..........................    82,000     4,268,920
  Mellon Financial Corp. ............................    48,900     1,570,179
                                                                 ------------
                                                                    5,839,099
                                                                 ------------
CASINOS & GAMING--1.1%
  Alliance Gaming Corp. (b) .........................    35,200       867,680
  Mandalay Resort Group .............................    91,600     4,096,352
                                                                 ------------
                                                                    4,964,032
                                                                 ------------
COMMUNICATIONS EQUIPMENT--2.1%
  Cisco Systems, Inc. (b) ...........................   271,100     6,585,019
  Emulex Corp. (b) ..................................   118,000     3,148,240
                                                                 ------------
                                                                    9,733,259
                                                                 ------------
COMPUTER HARDWARE--1.1%
  International Business Machines Corp. .............    57,700     5,347,636
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
  EMC Corp. (b) .....................................   158,600     2,049,112
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
  Computer Sciences Corp. (b) .......................    98,700     4,365,501
                                                                 ------------
DIVERSIFIED BANKS--4.6%
  Bank of America Corp. .............................   127,100    10,222,653
  FleetBoston Financial Corp. .......................    35,600     1,553,940
  U.S. Bancorp ......................................    99,300     2,957,154
  Wells Fargo & Co. .................................   117,000     6,890,130
                                                                 ------------
                                                                   21,623,877
                                                                 ------------
DIVERSIFIED CAPITAL MARKETS--1.3%
  J.P. Morgan Chase & Co. ...........................   164,400     6,038,412
                                                                 ------------
DIVERSIFIED CHEMICALS--0.2%
  Engelhard Corp. ...................................    37,800     1,132,110
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.6%
  ARAMARK Corp. Class B .............................    71,400     1,957,788
  Cendant Corp. (b) .................................    46,300     1,031,101
                                                                 ------------
                                                                    2,988,889
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.2%
  AVX Corp. .........................................   136,500     2,268,630
  Mettler-Toledo International, Inc. (b) ............    21,200       894,852
  Vishay Intertechnology, Inc. (b) ..................   135,900     3,112,110
  Waters Corp. (b) ..................................   117,100     3,883,036
                                                                 ------------
                                                                   10,158,628
                                                                 ------------
FOOTWEAR--0.7%
  Reebok International Ltd. .........................    76,700     3,015,844
                                                                 ------------
HEALTH CARE DISTRIBUTORS--1.8%
  Omnicare, Inc. ....................................   144,400     5,832,316
  Schein (Henry), Inc. (b) ..........................    37,500     2,534,250
                                                                 ------------
                                                                    8,366,566
                                                                 ------------
HEALTH CARE EQUIPMENT--1.0%
  Boston Scientific Corp. (b) .......................   128,100     4,708,956
                                                                 ------------


                                                         SHARES      VALUE
                                                        -------  ------------
HEALTH CARE SERVICES--0.4%
  Caremark Rx, Inc. (b) .............................    75,056  $  1,901,169
                                                                 ------------
HEALTH CARE SUPPLIES--1.2%
  Fisher Scientific International, Inc. (b) .........   134,000     5,543,580
                                                                 ------------
HOUSEHOLD PRODUCTS--1.6%
  Dial Corp. (The) ..................................   123,200     3,507,504
  Procter & Gamble Co. (The) ........................    40,900     4,085,092
                                                                 ------------
                                                                    7,592,596
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.6%
  Fortune Brands, Inc. ..............................    37,600     2,688,024
                                                                 ------------
INDUSTRIAL CONGLOMERATES--2.0%
  General Electric Co. ..............................   304,500     9,433,410
                                                                 ------------
INDUSTRIAL MACHINERY--0.4%
  Pall Corp. ........................................    70,500     1,891,515
                                                                 ------------
INTEGRATED OIL & GAS--1.3%
  Exxon Mobil Corp. .................................   150,600     6,174,600
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.1%
  SBC Communications, Inc. ..........................    92,000     2,398,440
  Verizon Communications, Inc. ......................    78,600     2,757,288
                                                                 ------------
                                                                    5,155,728
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--3.0%
  E*TRADE Financial Corp. (b) .......................   200,800     2,540,120
  Merrill Lynch & Co., Inc. .........................    60,800     3,565,920
  Morgan Stanley ....................................   133,100     7,702,497
                                                                 ------------
                                                                   13,808,537
                                                                 ------------
LEISURE PRODUCTS--0.7%
  Marvel Enterprises, Inc. (b) ......................   112,300     3,269,053
                                                                 ------------
LIFE & HEALTH INSURANCE--0.8%
  MetLife, Inc. .....................................   112,800     3,797,976
                                                                 ------------
METAL & GLASS CONTAINERS--0.6%
  Ball Corp. ........................................    48,800     2,907,016
                                                                 ------------
MOVIES & ENTERTAINMENT--1.5%
  Time Warner, Inc. (b) .............................   262,100     4,715,179
  Viacom, Inc. Class B ..............................    52,400     2,325,512
                                                                 ------------
                                                                    7,040,691
                                                                 ------------
MULTI-LINE INSURANCE--1.0%
  American International Group, Inc. ................    73,100     4,845,068
                                                                 ------------
OIL & GAS DRILLING--0.5%
  Patterson-UTI Energy, Inc. (b) ....................    48,000     1,580,160
  Transocean, Inc. (b) ..............................    24,300       583,443
                                                                 ------------
                                                                    2,163,603
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--1.1%
  Baker Hughes, Inc. ................................    33,900     1,090,224
  BJ Services Co. (b) ...............................    38,000     1,364,200
  Schlumberger Ltd. .................................    44,900     2,456,928
                                                                 ------------
                                                                    4,911,352
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  Anadarko Petroleum Corp. ..........................    87,900     4,483,779
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
  Citigroup, Inc. ...................................   199,400     9,678,876
                                                                 ------------
PACKAGED FOODS & MEATS--1.1%
  Dean Foods Co. (b) ................................    73,400     2,412,658
  Kellogg Co. .......................................    74,900     2,852,192
                                                                 ------------
                                                                    5,264,850
                                                                 ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                                         SHARES      VALUE
                                                        -------  ------------
PHARMACEUTICALS--3.9%
  Bristol-Myers Squibb Co. ..........................   208,200  $  5,954,520
  Johnson & Johnson .................................    83,700     4,323,942
  Pfizer, Inc. ......................................   225,200     7,956,316
                                                                 ------------
                                                                   18,234,778
                                                                 ------------
PUBLISHING & PRINTING--1.7%
  Belo Corp. Class A ................................    78,100     2,213,354
  Knight-Ridder, Inc. ...............................    37,200     2,878,164
  Tribune Co. .......................................    56,200     2,899,920
                                                                 ------------
                                                                    7,991,438
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--1.0%
  Applied Materials, Inc. (b) .......................   144,100     3,235,045
  Teradyne, Inc. (b) ................................    50,100     1,275,045
                                                                 ------------
                                                                    4,510,090
                                                                 ------------
SEMICONDUCTORS--0.9%
  Intel Corp. .......................................   136,200     4,385,640
                                                                 ------------
SOFT DRINKS--1.1%
  PepsiCo, Inc. .....................................   114,200     5,324,004
                                                                 ------------
SPECIALIZED FINANCE--0.9%
  CIT Group, Inc. ...................................   116,400     4,184,580
                                                                 ------------
SYSTEMS SOFTWARE--3.0%
  Microsoft Corp. ...................................   355,700     9,795,978
  Oracle Corp. (b) ..................................   335,900     4,433,880
                                                                 ------------
                                                                   14,229,858
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.3%
  Avnet, Inc. (b) ...................................    73,100     1,583,346
                                                                 ------------
TRUCKING--0.3%
  Swift Transportation Co., Inc. (b) ................    69,100     1,452,482
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $212,651,247) ..............................   269,107,365
                                                                 ------------
FOREIGN COMMON STOCKS--1.5%
PHARMACEUTICALS--0.8%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ..    64,900     3,680,479
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.7%
  ACE Ltd. (Bermuda) ................................    82,200     3,404,724
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $6,636,093) ................................     7,085,203
                                                                 ------------
EXCHANGE TRADED FUNDS--1.1%
  SPDR Trust Series I ...............................    45,300     5,040,984
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $5,949,232) ................................     5,040,984
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.0%
  (Identified cost $393,299,565) ..............................   459,350,836
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------   ------  ------------
SHORT-TERM OBLIGATIONS--1.6%
FEDERAL AGENCY SECURITIES--1.5%
  FHLB Discount Note 0.75%, 1/7/04 ..................    $4,605  $  4,604,424
  FHLMC Discount Note 1.01%, 1/15/04 ................     2,500     2,499,018
                                                                 ------------
                                                                    7,103,442
                                                                 ------------
COMMERCIAL PAPER--0.1%
  CIT Group Holdings, Inc. 1.103%, 1/9/04 ...  A-1          500       499,885
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $7,603,320) ................................     7,603,327
                                                                 ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $400,902,885) ..............................   466,954,163(a)
  Other assets and liabilities, net--0.4% .....................     1,675,466
                                                                 ------------
NET ASSETS--100.0% ............................................  $468,629,629
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $71,913,548 and gross depreciation of $6,187,008 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $401,227,623.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $21,843,621 or 4.7% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Par value represents Euro.
(g) Par value represents Australian Dollar.
(h) Par value represents New Zealand Dollar.
(i) Illiquid. At December 31, 2003, this security amounted to a value of $2,166,004 or 0.5% of net assets. For acquisition information, see Notes to Financial Statements.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $400,902,885) ...................................................     $466,954,163
Cash ............................................................................................................            3,854
Receivables
  Interest and dividends ........................................................................................        2,490,648
  Fund shares sold ..............................................................................................          232,897
Prepaid expenses ................................................................................................            6,844
                                                                                                                      ------------
    Total assets ................................................................................................      469,688,406
                                                                                                                      ------------
LIABILITIES
Payables
  Fund shares repurchased .......................................................................................          684,319
  Investment advisory fee .......................................................................................          225,929
  Administration fee ............................................................................................           30,145
  Financial agent fee ...........................................................................................           26,787
  Trustees' fee .................................................................................................            2,360
Accrued expenses ................................................................................................           89,237
                                                                                                                      ------------
    Total liabilities ...........................................................................................        1,058,777
                                                                                                                      ------------
NET ASSETS ......................................................................................................     $468,629,629
                                                                                                                      ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................     $421,226,008
  Undistributed net investment income ...........................................................................          477,557
  Accumulated net realized loss .................................................................................      (19,135,386)
  Net unrealized appreciation ...................................................................................       66,061,450
                                                                                                                      ------------
NET ASSETS ......................................................................................................     $468,629,629
                                                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................       33,573,598
                                                                                                                      ============
Net asset value and offering price per share ....................................................................           $13.96
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Interest ......................................................................................................      $10,614,060
  Dividends .....................................................................................................        4,042,562
  Foreign taxes withheld ........................................................................................           (1,918)
                                                                                                                       -----------
    Total investment income .....................................................................................       14,654,704
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................        2,563,135
  Financial agent fee ...........................................................................................          315,996
  Administration fee ............................................................................................          341,325
  Custodian .....................................................................................................           69,531
  Printing ......................................................................................................           39,960
  Professional ..................................................................................................           30,896
  Trustees ......................................................................................................            5,932
  Miscellaneous .................................................................................................           36,144
                                                                                                                       -----------
    Total expenses ..............................................................................................        3,402,919
    Custodian fees paid indirectly ..............................................................................           (1,909)
                                                                                                                       -----------
    Net expenses ................................................................................................        3,401,010
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................       11,253,694
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................       12,022,067
  Net realized loss on foreign currency transactions ............................................................          (28,792)
  Net change in unrealized appreciation (depreciation) on investments ...........................................       57,223,283
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....           10,172
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       69,226,730
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $80,480,424
                                                                                                                       ===========

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED       YEAR ENDED
                                                                                                 12/31/03         12/31/02
                                                                                               ------------     -------------
FROM OPERATIONS
  Net investment income (loss) .............................................................   $ 11,253,694     $  12,468,362
  Net realized gain (loss) .................................................................     11,993,275       (18,705,563)
  Net change in unrealized appreciation (depreciation) .....................................     57,233,455       (58,573,674)
                                                                                               ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONs ..............................     80,480,424       (64,810,875)
                                                                                               ------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................    (11,693,204)      (12,665,168)
                                                                                               ------------     -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................    (11,693,204)      (12,665,168)
                                                                                               ------------     -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,077,121 and 3,667,976 shares, respectively) .............     39,228,747        46,665,392
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (0 and 17,438,879  shares,  respectively)  (See Note 11) ...............................             --       236,890,944
  Net asset value of shares issued from reinvestment of distributions
    (911,069 and 1,024,148 shares, respectively) ...........................................     11,693,204        12,665,168
  Cost of shares repurchased (7,558,773 and 11,922,692 shares, respectively) ...............    (95,096,144)     (149,545,694)
                                                                                               ------------     -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................    (44,174,193)      146,675,810
                                                                                               ------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................     24,613,027        69,199,767
NET ASSETS
  Beginning of period ......................................................................    444,016,602       374,816,835
                                                                                               ------------     -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $477,557 AND $873,669,
    RESPECTIVELY) ..........................................................................   $468,629,629     $ 444,016,602
                                                                                               ============     =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------------------------
                                                                           2003         2002        2001(3)       2000       1999
                                                                          ------       ------       -------      ------     ------
Net asset value, beginning of period ................................     $11.95       $13.92       $14.25       $16.18     $15.65
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................       0.33         0.35         0.36(1)      0.44       0.36
  Net realized and unrealized gain (loss) ...........................       2.02        (1.96)       (0.11)       (0.33)      1.36
                                                                          ------       ------       ------       ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ................................       2.35        (1.61)        0.25         0.11       1.72
                                                                          ------       ------       ------       ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................      (0.34)       (0.36)       (0.35)       (0.43)     (0.36)
  Distributions from net realized gains .............................         --           --        (0.23)       (1.61)     (0.83)
                                                                          ------       ------       ------       ------     ------
    TOTAL DISTRIBUTIONS .............................................      (0.34)       (0.36)       (0.58)       (2.04)     (1.19)
                                                                          ------       ------       ------       ------     ------
CHANGE IN NET ASSET VALUE ...........................................       2.01        (1.97)       (0.33)       (1.93)      0.53
                                                                          ------       ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD ......................................     $13.96       $11.95       $13.92       $14.25     $16.18
                                                                          ======       ======       ======       ======     ======
Total return ........................................................      19.87%      (11.58)%       1.87%        0.58%     11.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................   $468,630     $444,017     $374,817     $414,013   $476,709
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ................................................       0.77%(2)     0.70%(2)     0.71%(2)     0.70%      0.70%
  Net investment income .............................................       2.54%        2.73%        2.56%        2.65%      2.21%
Portfolio turnover ..................................................         87%          78%          44%          60%        65%

(1) Computed using average shares outstanding.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required,  effective  January 1, 2001, the Fund adopted the  provisions of AICPA Audit and Accounting  Guide for Investment
    Companies and began  amortizing  premium on debt  securities and including  paydown gains and losses in interest  income.  The effect of this  change for the year ended  December  31, 2001 to decrease  the ratio of net  investment  income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss)
    per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                      PHOENIX-OAKHURST VALUE EQUITY SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is long-term capital appreciation with current income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 23.87%. For the same period, the Russell 1000(R) Value Index 1 returned 30.03% and the S&P 500(R) Index 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL YEAR?

A: For the 12 months ended December 31, 2003, the stock market made a strong rally after three years of losses. Large-cap value stocks represented by the Russell 1000(R) Value Index had a total return of 30.03%. The year 2003 started with significant weakness in the market, extending past losses. However, attractive valuation finally propelled investors to put their excess cash to work. For the past nine months, the stock market has been on a sustained rally driven by encouraging economic data ranging from high productivity gains, strong manufacturing recovery and increasing consumer confidence.

     During time of economic recovery, stock markets are often led by cyclical issues that benefit from stronger business activities. This past twelve months was no exception. Technology, basic materials and industrials sectors were the best performers. Smaller market-cap companies also outperformed large-cap ones.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: The series rose significantly in 2003 along with the market. The management team had placed a significant emphasis on technology stocks, which led the stock market rally in 2003. However, the series under-performed its benchmark, Russell 1000(R) Value Index, due to poor stock picking and a bet on healthcare stocks which did not keep up with the market. Series holdings such as HCA, Sony Corp and Unumprovident all did poorly in 2003.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: After the strong rally of 2003, the current level of stock price supports significant earnings growth for 2004. We believe that high expectation will largely be met and possibly be exceeded. Furthermore, we believe the current equity market valuation is reasonable in a low inflation and low interest environment. Our base scenario assumes that 2004 will likely bring us a single digit return consistent with historical averages. This assumes double digit profit growth and small multiple contraction for the stock markets. However, given a strong economy and continued gains in productivity, earnings may surprise on the upside. Recent comments from officials of Federal Reserve Board suggest they see little inflationary pressure and hence are likely to keep rates low for a considerable period of time. Under that scenario, stock may return significantly higher than historical averages. On the other hand, current expectations for profit growth are very high. If companies fail to deliver to that expectation, stocks would likely see downward pressure.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-OAKHURST VALUE EQUITY SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                               1 YEAR     5 YEARS     12/31/03
--------------------------------------------------------------------------------
  Value Equity Series                           23.87%      5.45%        6.50%
--------------------------------------------------------------------------------
  Russell 1000(R) Value Index 1                 30.03%      3.56%        4.69%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                            28.71%     (0.57)%       2.52%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

         Value Equity Series  Russell 1000(R) Value Index 1   S&P 500(R) Index 2
3/2/98         $10,000                   $10,000                   $10,000
12/31/98       $11,079                   $10,965                   $11,895
12/31/99       $13,775                   $11,771                   $14,409
12/29/00       $18,205                   $12,597                   $13,086
12/31/01       $14,935                   $11,893                   $11,532
12/31/02       $11,660                   $10,047                    $8,983
12/31/03       $14,443                   $13,064                   $11,562


1 The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-OAKHURST VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--94.0%
ADVERTISING--0.9%
  Harte-Hanks, Inc. ..................................   37,900   $   824,325
                                                                  -----------
AEROSPACE & DEFENSE--3.0%
  United Defense Industries, Inc. (b) ................   42,400     1,351,712
  United Technologies Corp. ..........................   15,100     1,431,027
                                                                  -----------
                                                                    2,782,739
                                                                  -----------
AIR FREIGHT & COURIERS--2.2%
  FedEx Corp. ........................................    9,100       614,250
  Ryder System, Inc. .................................   40,900     1,396,735
                                                                  -----------
                                                                    2,010,985
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.8%
  Franklin Resources, Inc. ...........................   35,800     1,863,748
  Mellon Financial Corp. .............................   22,700       728,897
                                                                  -----------
                                                                    2,592,645
                                                                  -----------
CASINOS & GAMING--3.1%
  Alliance Gaming Corp. (b) ..........................   68,200     1,681,130
  Mandalay Resort Group ..............................   25,800     1,153,776
                                                                  -----------
                                                                    2,834,906
                                                                  -----------
COMMUNICATIONS EQUIPMENT--1.6%
  Cisco Systems, Inc. (b) ............................   24,200       587,818
  Emulex Corp. (b) ...................................   34,800       928,464
                                                                  -----------
                                                                    1,516,282
                                                                  -----------
COMPUTER HARDWARE--0.5%
  Dell, Inc. (b) .....................................   12,900       438,084
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.4%
  EMC Corp. (b) ......................................   27,300       352,716
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.0%
  Toro Co. (The) .....................................   19,500       904,800
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.5%
  Computer Sciences Corp. (b) ........................   31,500     1,393,245
                                                                  -----------
DEPARTMENT STORES--2.4%
  Neiman Marcus Group, Inc. (The) Class A (b) ........   41,200     2,211,204
                                                                  -----------
DIVERSIFIED BANKS--10.4%
  Bank of America Corp. ..............................   42,400     3,410,232
  Bank One Corp. .....................................   30,400     1,385,936
  FleetBoston Financial Corp. ........................   16,600       724,590
  U.S. Bancorp .......................................   39,400     1,173,332
  Wells Fargo & Co. ..................................   49,800     2,932,722
                                                                  -----------
                                                                    9,626,812
                                                                  -----------
DIVERSIFIED CAPITAL MARKETS--2.4%
  J.P. Morgan Chase & Co. ............................   60,600     2,225,838
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--1.5%
  ARAMARK Corp. Class B ..............................   39,400     1,080,348
  Cendant Corp. (b) ..................................   14,800       329,596
                                                                  -----------
                                                                    1,409,944
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--3.9%
  AVX Corp. ..........................................   51,300       852,606
  Mettler-Toledo International, Inc. (b) .............    6,800       287,028
  Vishay Intertechnology, Inc. (b) ...................   42,400       970,960
  Waters Corp. (b) ...................................   45,500     1,508,780
                                                                  -----------
                                                                    3,619,374
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
FOOTWEAR--1.6%
  Reebok International Ltd. ..........................   37,900   $ 1,490,228
                                                                  -----------
HEALTH CARE DISTRIBUTORS--2.7%
  Omnicare, Inc. .....................................   40,900     1,651,951
  Schein (Henry), Inc. (b) ...........................   12,100       817,718
                                                                  -----------
                                                                    2,469,669
                                                                  -----------
HEALTH CARE EQUIPMENT--1.1%
  Boston Scientific Corp. (b) ........................   28,000     1,029,280
                                                                  -----------
HEALTH CARE SUPPLIES--1.9%
  Fisher Scientific International, Inc. (b) ..........   42,900     1,774,773
                                                                  -----------
HOUSEHOLD PRODUCTS--3.3%
  Dial Corp. (The) ...................................   48,500     1,380,795
  Procter & Gamble Co. (The) .........................   16,600     1,658,008
                                                                  -----------
                                                                    3,038,803
                                                                  -----------
HOUSEWARES & SPECIALTIES--1.2%
  Fortune Brands, Inc. ...............................   15,100     1,079,499
                                                                  -----------
INDUSTRIAL CONGLOMERATES--0.5%
  General Electric Co. ...............................   13,600       421,328
                                                                  -----------
INDUSTRIAL GASES--0.3%
  Airgas, Inc. .......................................   14,700       315,756
                                                                  -----------
INDUSTRIAL MACHINERY--1.6%
  Pall Corp. .........................................   54,600     1,464,918
                                                                  -----------
INTEGRATED OIL & GAS--4.3%
  ChevronTexaco Corp. ................................    9,100       786,149
  Exxon Mobil Corp. ..................................   78,800     3,230,800
                                                                  -----------
                                                                    4,016,949
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.7%
  SBC Communications, Inc. ...........................   39,400     1,027,158
  Verizon Communications, Inc. .......................   40,900     1,434,772
                                                                  -----------
                                                                    2,461,930
                                                                  -----------
INTERNET RETAIL--0.4%
  Provide Commerce, Inc. (b) .........................   27,500       417,175
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--6.1%
  E*TRADE Financial Corp. (b) ........................   64,100       810,865
  Goldman Sachs Group, Inc. (The) ....................    7,500       740,475
  Merrill Lynch & Co., Inc. ..........................   39,100     2,293,215
  Morgan Stanley .....................................   30,800     1,782,396
                                                                  -----------
                                                                    5,626,951
                                                                  -----------
LEISURE PRODUCTS--1.2%
  Marvel Enterprises, Inc. (b) .......................   39,400     1,146,934
                                                                  -----------
LIFE & HEALTH INSURANCE--2.3%
  MetLife, Inc. ......................................   34,800     1,171,716
  Prudential Financial, Inc. .........................   22,700       948,179
                                                                  -----------
                                                                    2,119,895
                                                                  -----------
METAL & GLASS CONTAINERS--1.6%
  Ball Corp. .........................................   24,200     1,441,594
                                                                  -----------
MOVIES & ENTERTAINMENT--1.5%
  Time Warner, Inc. (b) ..............................   78,800     1,417,612
                                                                  -----------
MULTI-LINE INSURANCE--0.7%
  American International Group, Inc. .................   10,500       695,940
                                                                  -----------
OIL & GAS DRILLING--0.5%
  Patterson-UTI Energy, Inc. (b) .....................   15,100       497,092
                                                                  -----------


                        See Notes to Financial Statements

                      PHOENIX-OAKHURST VALUE EQUITY SERIES

                                                         SHARES      VALUE
                                                        -------   -----------
OIL & GAS EQUIPMENT & SERVICES--1.5%
  Baker Hughes, Inc. .................................   10,500   $   337,680
  BJ Services Co. (b) ................................   12,100       434,390
  Schlumberger Ltd. ..................................   12,100       662,112
                                                                  -----------
                                                                    1,434,182
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
  Anadarko Petroleum Corp. ...........................   24,200     1,234,442
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.1%
  Citigroup, Inc. ....................................   78,800     3,824,952
                                                                  -----------
PACKAGED FOODS & MEATS--0.9%
  Kellogg Co. ........................................   21,200       807,296
                                                                  -----------
PHARMACEUTICALS--1.4%
  Bristol-Myers Squibb Co. ...........................   45,500     1,301,300
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.8%
  Travelers Property Casualty Corp. Class A (b) ......   47,100       790,338
                                                                  -----------
PUBLISHING & PRINTING--3.9%
  Belo Corp. Class A .................................   31,200       884,208
  Knight-Ridder, Inc. ................................   11,900       920,703
  McClatchy Co. (The) ................................   13,200       908,160
  Tribune Co. ........................................   18,000       928,800
                                                                  -----------
                                                                    3,641,871
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.5%
  Applied Materials, Inc. (b) ........................   21,200       475,940
                                                                  -----------
SEMICONDUCTORS--0.4%
  Agere Systems, Inc. Class A (b) ....................  128,800       392,840
                                                                  -----------
SOFT DRINKS--1.7%
  PepsiCo, Inc. ......................................   33,400     1,557,108
                                                                  -----------
SPECIALIZED FINANCE--2.1%
  CIT Group, Inc. ....................................   53,000     1,905,350
                                                                  -----------
SYSTEMS SOFTWARE--1.0%
  Oracle Corp. (b) ...................................   69,100       912,120
                                                                  -----------
TRUCKING--1.3%
  Swift Transportation Co., Inc. (b) .................   59,100     1,242,282
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $80,828,477) ...............................    87,190,246
                                                                  -----------
FOREIGN COMMON STOCKS--3.0%
LIFE & HEALTH INSURANCE--0.4%
  China Life Insurance Co. Ltd. ADR (China) (b) ......   11,200       369,264
                                                                  -----------
PHARMACEUTICALS--1.0%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ...   15,300       867,663
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--1.6%
  ACE Ltd. (Bermuda) .................................   36,300     1,503,546
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,328,406) ................................     2,740,473
                                                                  -----------
EXCHANGE TRADED FUNDS--1.0%
  iShares Russell 1000 Value Index Fund ..............   16,500       963,105
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $901,791) ..................................       963,105
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.0%
  (Identified cost $84,058,674) ...............................    90,893,824
                                                                  -----------


                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         ------   -----------
SHORT-TERM OBLIGATIONS--2.1%
FEDERAL AGENCY SECURITIES--2.1%
  FHLB Discount Note 0.75%, 1/2/04 ...................   $1,975   $ 1,974,959
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,974,959) ................................     1,974,959
                                                                  -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $86,033,633) ...............................    92,868,783(a)
  Other assets and liabilities, net--(0.1)% ...................       (63,529)
                                                                  -----------
NET ASSETS--100.0% ............................................   $92,805,254
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,288,466 and gross depreciation of $616,520 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $86,196,837.
(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-OAKHURST VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $86,033,633) ....................................................      $ 92,868,783
Cash ............................................................................................................                47
Receivables
  Fund shares sold ..............................................................................................            86,024
  Dividends and interest ........................................................................................            62,442
Prepaid expenses ................................................................................................             1,199
                                                                                                                       ------------
    Total assets ................................................................................................        93,018,495
                                                                                                                       ------------
LIABILITIES
Payables
  Fund shares repurchased .......................................................................................            79,572
  Investment advisory fee .......................................................................................            59,739
  Professional fee ..............................................................................................            28,283
  Printing fee ..................................................................................................            22,567
  Financial agent fee ...........................................................................................             7,675
  Administration fee ............................................................................................             5,875
  Trustees' fee .................................................................................................             2,360
Accrued expenses ................................................................................................             7,170
                                                                                                                       ------------
    Total liabilities ...........................................................................................           213,241
                                                                                                                       ------------
NET ASSETS ......................................................................................................      $ 92,805,254
                                                                                                                       ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $103,108,117
  Undistributed net investment income ...........................................................................            82,341
  Accumulated net realized loss .................................................................................       (17,220,354)
  Net unrealized appreciation ...................................................................................         6,835,150
                                                                                                                       ------------
NET ASSETS ......................................................................................................      $ 92,805,254
                                                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................         7,882,010
                                                                                                                       ============
Net asset value and offering price per share ....................................................................            $11.77
                                                                                                                             ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $ 1,394,962
  Interest ......................................................................................................           22,260
  Foreign taxes withheld ........................................................................................           (6,299)
                                                                                                                       -----------
    Total investment income .....................................................................................        1,410,923
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          539,766
  Financial agent fee ...........................................................................................           85,127
  Administration fee ............................................................................................           59,374
  Printing ......................................................................................................           35,784
  Custodian .....................................................................................................           31,541
  Professional ..................................................................................................           17,920
  Trustees ......................................................................................................            5,479
  Miscellaneous .................................................................................................           11,593
                                                                                                                       -----------
    Total expenses ..............................................................................................          786,584
    Less expense borne by investment adviser ....................................................................          (54,028)
    Custodian fees paid indirectly ..............................................................................              (16)
                                                                                                                       -----------
    Net expenses ................................................................................................          732,540
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................          678,383
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................        9,178,276
  Net change in unrealized appreciation (depreciation) on investments ...........................................        7,192,582
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       16,370,858
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $17,049,241
                                                                                                                       ===========

                        See Notes to Financial Statements

                      PHOENIX-OAKHURST VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                        12/31/03         12/31/02
                                                                                                      ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ....................................................................   $    678,383     $    775,323
  Net realized gain (loss) ........................................................................      9,178,276      (20,068,721)
  Net change in unrealized appreciation (depreciation) ............................................      7,192,582       (1,155,654)
                                                                                                      ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................................     17,049,241      (20,449,052)
                                                                                                      ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...........................................................................       (723,391)        (743,518)
                                                                                                      ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......................................       (723,391)        (743,518)
                                                                                                      ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,256,146 and 3,089,891 shares, respectively) ....................     23,492,387       35,035,084
  Net asset value of shares issued from reinvestment of distributions (70,034 and 72,891 shares,
    respectively) .................................................................................        723,391          743,518
  Cost of shares repurchased (1,915,343 and 2,472,636 shares, respectively) .......................    (19,420,315)     (27,061,219)
                                                                                                      ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......................................      4,795,463        8,717,383
                                                                                                      ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................................................     21,121,313      (12,475,187)
NET ASSETS
  Beginning of period .............................................................................     71,683,941       84,159,128
                                                                                                      ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $82,341 AND $160,575,
    RESPECTIVELY) .................................................................................   $ 92,805,254     $ 71,683,941
                                                                                                      ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------------
                                                                                2003        2002        2001        2000      1999
                                                                               ------      ------      ------      ------    ------
Net asset value, beginning of period .......................................   $ 9.59      $12.41      $15.34      $12.91    $11.03
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .............................................     0.09        0.10        0.11        0.07      0.04
  Net realized and unrealized gain (loss) ..................................     2.19       (2.82)      (2.86)       3.98      2.63
                                                                               ------      ------      ------      ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .......................................     2.28       (2.72)      (2.75)       4.05      2.67
                                                                               ------      ------      ------      ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................................    (0.10)      (0.10)      (0.09)      (0.08)    (0.04)
  Distributions from net realized gains ....................................       --          --       (0.09)      (1.54)    (0.75)
                                                                               ------      ------      ------      ------    ------
    TOTAL DISTRIBUTIONS ....................................................    (0.10)      (0.10)      (0.18)      (1.62)    (0.79)
                                                                               ------      ------      ------      ------    ------
CHANGE IN NET ASSET VALUE ..................................................     2.18       (2.82)      (2.93)       2.43      1.88
                                                                               ------      ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD .............................................   $11.77      $ 9.59      $12.41      $15.34    $12.91
                                                                               ======      ======      ======      ======    ======
Total return ...............................................................    23.87%     (21.93)%    (17.96)%     32.16%    24.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......................................  $92,805     $71,684     $84,159     $45,461   $17,470
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ...................................................     0.95%(2)    0.93%(2)    0.85%(2)    0.85%     0.85%
  Net investment income ....................................................     0.88%       0.96%       1.11%       0.79%     0.41%
Portfolio turnover .........................................................      393%        210%        245%        166%      168%

(1) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.02%,  1.01%,  1.00%,  1.33% and 2.03% for the periods ended December 31, 2003,  2002,  2001,  2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies. Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Q: HOW DID THE SERIES PERFORM OVER THE YEAR OF 2003?

A: For the 12-month period ended December 31, 2003, the portfolio returned 32.79%, while its benchmark the Morgan Stanley Capital International (MSCI) World Index 1 returned 33.76%. The S&P 500(R) index 2 returned 28.71% for the year. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST YEAR?

A: The year began badly with investors concerned about deflation, poor corporate earnings prospects, geopolitical risk and corporate governance and accounting problems. During the period from January 1 to March 12, 2003--the day the index market reached its low point this year--the MSCI World Index lost -10.0% of its value. Losses in the industrial commodities, telecommunication and finance sectors led the market down. Since then, geopolitical risk factors have receded as the conflict in Iraq unfolded without extreme military or oil price outcomes. Investors have begun to realize that the interest rate cuts that began in 2002, combined with massive fiscal stimulus in the U.S. and a recovery of domestic demand growth in Asia, are fueling a broad-based economic recovery and a sharp earnings rebound. Markets have rallied, and since its bottom in mid-March, the MSCI World Index has gained 47.9% to December 31, 2003. The markets have been led up by cyclically oriented sectors: technology, industrial commodities and capital equipment.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Security and sector selection were both mild negatives for the series' premium, while currency was a positive.

     The year's single biggest detractor was the series' holding in Parmalat. This Italian-based dairy company stunned the market in December when it ran into cash flow problems and subsequently declared itself bankrupt, even though its audited financial statements had indicated that it had several billion euros in liquid assets. Parmalat seemingly went to great pains to conceal what now quite obviously appears to be a precarious financial position, not only in its financial statements, but also in direct research meetings that we--and other investors--held with management. Parmalat obscured the facts through all investment inquiries, including our own intensive research.

     While any loss is serious, Parmalat represented a relatively small holding, even before the controversy broke. Once the story began to surface, we moved to reduce the series' holdings. Even so, we did not escape the abrupt decline in the value of Parmalat's shares. However, this position, because of its small size, only had a limited impact on relative return for the fourth quarter, and the series still outperformed its benchmark for the year.

     Many of the portfolio's other stock holdings contributed significantly to our premium. For example, Pulte, the U.S. home-builder, benefited from the torrid rate of construction as Americans took advantage of low interest rates to buy houses. Avaya, the telecom equipment manufacturer, rose with the rest of the industry as signs emerged that the capital spending slump in telecom might be ending. And the Japanese banks, UFJ Holdings and Sumitomo Mitsui Financial, both rose because of stronger-than-expected economic growth in Japan and continued progress in dealing with non-performing loans.

     The series was also helped by the continued fall of the U.S. dollar. All else being equal, a falling dollar (i.e., rising foreign currencies) increases returns from investing internationally. The dollar fell to record lows versus the euro in the fourth quarter and to multi-year lows against other major currencies.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We believe we are in the midst of a vigorous global economic recovery. Operating profits are strong in the U.S.--we believe they are poised to exceed even the record levels of 2000--and there are significant signs of economic growth in Japan and Europe as well. Moreover, after years of conservative spending and of cutting costs, companies now enjoy a high degree of operating leverage so that even a modest increase in revenues could translate into a much larger increase in profitability. We believe higher profits, especially strong cash flow, may likely lead to an increase in capital spending and further profit growth in the future.

     We believe the dollar will keep falling: the U.S. current account deficit remains at about 5% of gross domestic product (GDP), and because of low interest rates in the U.S., financial assets are less attractive enough to foreigners. This will continue to put great downward pressure on the dollar's value.

     The value opportunity, as we measure it, is lower now than it was a few years ago, and, consequently, many of our most provocative sector bets have been reduced. We think the key to outperformance will be to uncover opportunities on a stock-by-stock basis through strong, fundamental research, something we believe is our strength. The portfolio is made up of a diversified set of strong companies at compelling valuations, we believe this will leave us in a good position to deliver our normal premium over the coming months.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                         1 YEAR       12/31/03
--------------------------------------------------------------------------------
  Global Value Series                                     32.79%        3.23%
--------------------------------------------------------------------------------
  MSCI World Index 1                                      33.76%       (2.90)%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                      28.71%       (4.38)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.



                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             Global Value Series      MSCI World Index 1      S&P 500(R) Index 2
11/20/00           $10,000                 $10,000                $10,000
12/29/00           $10,435                 $10,163                 $9,844
12/31/01            $9,721                  $8,484                 $8,675
12/31/02            $8,315                  $6,826                 $6,758
12/31/03           $11,041                  $9,131                 $8,699


1 The MSCI (Morgan Stanley Capital International) World Index is a commonly used measure of global value oriented stock total return performance.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--51.1%
UNITED STATES--51.1%
  Abbott Laboratories (Pharmaceuticals) ..............      900   $    41,940
  Alcoa, Inc. (Aluminum) .............................    2,000        76,000
  Allied Waste Industries, Inc. (Environmental
    Services) ........................................    4,500        62,460
  Altria Group, Inc. (Tobacco) .......................    4,225       229,924
  Amerada Hess Corp. (Integrated Oil & Gas) ..........      300        15,951
  American Electric Power Co., Inc. (Electric
    Utilities) .......................................    3,400       103,734
  Archer Daniels Midland Co. (Agricultural Products) .    1,785        27,168
  Ashland, Inc. (Oil & Gas Refining, Marketing &
    Transportation) ..................................      550        24,233
  AT&T Corp. (Integrated Telecommunication Services) .      380         7,714
  Avnet, Inc. (Technology Distributors) (b) ..........    2,000        43,320
  Bank of America Corp. (Diversified Banks) ..........    3,200       257,376
  BellSouth Corp. (Integrated Telecommunication
    Services) ........................................    1,375        38,912
  Bristol-Myers Squibb Co. (Pharmaceuticals) .........    2,480        70,928
  Cabot Corp. (Diversified Chemicals) ................      650        20,696
  Cendant Corp. (Diversified Commercial Services) (b)     2,800        62,356
  ChevronTexaco Corp. (Integrated Oil & Gas) .........      640        55,290
  Chubb Corp. (The) (Property & Casualty Insurance) ..    2,400       163,440
  Cisco Systems, Inc. (Communications Equipment) (b) .    8,100       196,749
  Citigroup, Inc. (Other Diversified Financial
    Services) ........................................    6,330       307,258
  Coca-Cola Co. (The) (Soft Drinks) ..................    1,300        65,975
  Comcast Corp. Class A (Broadcasting & Cable TV) (b)     2,714        89,209
  Comcast Corp. Special Class A (Broadcasting &
    Cable TV) (b) ....................................    5,300       165,784
  ConocoPhillips (Integrated Oil & Gas) ..............    3,700       242,609
  Cooper Industries Ltd. Class A (Electrical
    Components & Equipment) ..........................      700        40,551
  Dell, Inc. (Computer Hardware) (b) .................    1,400        47,544
  Delphi Corp. (Auto Parts & Equipment) ..............    1,400        14,294
  Deluxe Corp. (Diversified Commercial Services) .....    1,100        45,463
  Donnelley (R.R.) & Sons Co. (Commercial Printing) ..    2,600        78,390
  Dow Chemical Co. (The) (Diversified Chemicals) .....    1,744        72,498
  Du Pont (E.I.) de Nemours & Co. (Diversified
    Chemicals) .......................................    1,500        68,835
  Eastman Chemical Co. (Diversified Chemicals) .......      300        11,859
  Eaton Corp. (Industrial Machinery) .................      500        53,990
  Electronic Data Systems Corp. (Data Processing &
    Outsourced Services) .............................      600        14,724
  Energizer Holdings, Inc. (Household Products) (b) ..    1,000        37,560
  Entergy Corp. (Electric Utilities) .................    2,700       154,251
  Exxon Mobil Corp. (Integrated Oil & Gas) ...........    2,500       102,500
  Fannie Mae (Thrifts & Mortgage Finance) ............    2,275       170,761
  Federated Department Stores, Inc. (Department
    Stores) ..........................................      500        23,565
  FleetBoston Financial Corp. (Diversified Banks) ....    2,081        90,836
  Freddie Mac (Thrifts & Mortgage Finance) ...........    1,900       110,808
  General Electric Co. (Industrial Conglomerates) ....    8,600       266,428
  Georgia-Pacific Corp. (Paper Products) .............    2,850        87,409
  Goodrich Corp. (Aerospace & Defense) ...............      825        24,494
  Guidant Corp. (Health Care Equipment) ..............      900        54,180
  Hewlett-Packard Co. (Computer Hardware) ............   11,750       269,897
  Home Depot, Inc. (The) (Home Improvement Retail) ...    1,700        60,333
  IMS Health, Inc. (Health Care Services) ............    3,500        87,010
  Intel Corp. (Semiconductors) .......................    4,600       148,120
  International Business Machines Corp. (Computer
    Hardware) ........................................    1,400       129,752
  International Paper Co. (Paper Products) ...........      300        12,933
  Johnson & Johnson  (Pharmaceuticals) ...............    2,350       121,401
  Jones Apparel Group,  Inc. (Apparel, Accessories &
    Luxury Goods) ....................................      700        24,661
  KeyCorp (Regional Banks) ...........................    3,550       104,086


                                                         SHARES      VALUE
                                                         ------   -----------
UNITED STATES--CONTINUED
  Kroger Co. (The) (Food Retail) (b) .................    2,500   $    46,275
  Lear Corp. (Auto Parts & Equipment) ................    1,250        76,662
  Leggett & Platt, Inc. (Home Furnishings) ...........    2,700        58,401
  Lehman Brothers Holdings, Inc. (Investment Banking
    & Brokerage) .....................................    1,000        77,220
  Lilly (Eli) & Co. (Pharmaceuticals) ................      805        56,616
  Lyondell Chemical Co. (Commodity Chemicals) ........    3,000        50,850
  Martin Marietta Materials, Inc. (Construction
    Materials) .......................................    2,200       103,334
  May Department Stores Co. (The) (Department
    Stores) ..........................................    1,500        43,605
  McDonald's Corp. (Restaurants) .....................      900        22,347
  MeadWestvaco Corp. (Paper Products) ................    1,330        39,568
  Merck & Co., Inc. (Pharmaceuticals) ................    3,700       170,940
  MetLife, Inc. (Life & Health Insurance) ............    5,195       174,916
  MGIC Investment Corp. (Thrifts & Mortgage Finance) .      400        22,776
  Microsoft Corp. (Systems Software) .................    6,600       181,764
  Morgan Stanley (Investment Banking & Brokerage) ....      700        40,509
  National City Corp. (Regional Banks) ...............    1,000        33,940
  Norfolk Southern Corp. (Railroads) .................    5,600       132,440
  Office Depot, Inc. (Specialty Stores) (b) ..........    2,100        35,091
  Oracle Corp. (Systems Software) (b) ................    4,000        52,800
  Oxford Health Plans, Inc. (Managed Health Care) (b)       700        30,450
  Parker Hannifin Corp. (Industrial Machinery) .......      800        47,600
  PepsiCo, Inc. (Soft Drinks) ........................    1,200        55,944
  Pfizer, Inc. (Pharmaceuticals) .....................    9,290       328,217
  PPG Industries, Inc. (Diversified Chemicals) .......      500        32,010
  Procter & Gamble Co. (The) (Household Products) ....      700        69,916
  Qwest Communications International, Inc. (Integrated
    Telecommunication Services) (b) ..................   22,500        97,200
  Safeway, Inc. (Food Retail) (b) ....................    4,400        96,404
  Sara Lee Corp. (Packaged Foods & Meats) ............    1,300        28,223
  SBC Communications, Inc. (Integrated
    Telecommunication Services) ......................    3,200        83,424
  Sears, Roebuck and Co. (Department Stores) .........      700        31,843
  Sempra Energy (Gas Utilities) ......................    4,000       120,240
  Smurfit-Stone Container Corp. (Paper Packaging) (b)     1,200        22,284
  Solectron Corp. (Electronic Manufacturing
    Services) (b) ....................................   13,700        80,967
  Sonoco Products Co. (Paper Packaging) ..............      900        22,158
  Sprint Corp. (FON Group) (Integrated
    Telecommunication Services) ......................    3,000        49,260
  Sprint Corp. (PCS Group) (Wireless Telecommunication
    Services) (b) ....................................    8,000        44,960
  Stanley Works (The) (Household Appliances) .........    2,500        94,675
  SUPERVALU, Inc. (Food Retail) ......................      500        14,295
  Tech Data Corp. (Technology Distributors) (b) ......      500        19,845
  Tellabs, Inc. (Communications Equipment) (b) .......    2,800        23,604
  Time Warner, Inc. (Movies & Entertainment) (b) .....    3,850        69,262
  Torchmark Corp. (Life & Health Insurance) ..........      500        22,770
  Travelers Property Casualty Corp. Class A (Property
    & Casualty Insurance) (b) ........................    8,983       150,735
  Travelers Property Casualty Corp. Class B (Property
    & Casualty Insurance) ............................      171         2,902
  Tyco International Ltd. (Industrial Conglomerates) .    1,500        39,750
  Tyson Foods, Inc. Class A (Packaged Foods & Meats) .    2,100        27,804
  UST, Inc. (Tobacco) ................................    1,000        35,690
  V. F. Corp. (Apparel, Accessories & Luxury Goods) ..      800        34,592
  Valero Energy Corp. (Oil & Gas Refining, Marketing &
    Transportation) ..................................      950        44,023
  Verizon Communications, Inc. (Integrated
    Telecommunication Services) ......................    1,300        45,604
  Wachovia Corp. (Diversified Banks) .................    1,000        46,590
  Wal-Mart Stores, Inc. (Hypermarkets & Super
    Centers) .........................................    1,300        68,965


                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
UNITED STATES--CONTINUED
  Washington Mutual, Inc. (Thrifts & Mortgage
    Finance) .........................................    5,325   $   213,639
  Whirlpool Corp. (Household Appliances) .............      600        43,590
  Wyeth (Pharmaceuticals) ............................    1,200        50,940
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $8,025,181) ................................     8,608,588
                                                                  -----------
FOREIGN COMMON STOCKS--46.2%
AUSTRALIA--1.5%
  Australia and New Zealand Banking Group Ltd.
    (Diversified Banks) ..............................    7,600       101,239
  BlueScope Steel Ltd. (Steel) .......................   20,000        84,386
  Qantas Airways Ltd. (Airlines) .....................   28,100        69,656
                                                                  -----------
                                                                      255,281
                                                                  -----------
AUSTRIA--0.2%
  OMV AG (Oil & Gas Refining, Marketing &
    Transportation) ..................................      250        37,235
                                                                  -----------
BELGIUM--0.5%
  Agfa Gevaert NV (Office Electronics) ...............    1,400        39,909
  KBC Bankverzekeringsholding (Diversified Banks) ....    1,000        46,696
                                                                  -----------
                                                                       86,605
                                                                  -----------
BERMUDA--1.0%
  PartnerRe Ltd. (Reinsurance) .......................    2,000       116,100
  XL Capital Ltd. Class A (Property & Casualty
    Insurance) .......................................      600        46,530
                                                                  -----------
                                                                      162,630
                                                                  -----------
CANADA--4.9%
  Bank of Montreal (Diversified Banks) ...............        1            19
  Bank of Nova Scotia (Diversified Banks) (e) ........    5,451       277,559
  BCE, Inc. (Integrated Telecommunication Services) ..      716        16,013
  Magna International, Inc. (Auto Parts & Equipment) .    1,726       138,962
  Petro-Canada (Integrated Oil & Gas) ................    3,500       173,097
  Royal Bank of Canada (Diversified Banks) ...........    3,200       153,035
  Talisman Energy, Inc. (Oil & Gas Exploration &
    Production) ......................................    1,250        71,116
                                                                  -----------
                                                                      829,801
                                                                  -----------
DENMARK--0.3%
  Danske Bank A/S (Diversified Banks) ................    2,200        51,617
                                                                  -----------
FINLAND--0.5%
  Fortum Oyj (Oil & Gas Refining, Marketing &
    Transportation) ..................................    4,000        41,272
  Nokia Oyj (Communications Equipment) ...............    2,000        34,586
                                                                  -----------
                                                                       75,858
                                                                  -----------
FRANCE--4.4%
  Assurances Generales de France (Property & Casualty
    Insurance) .......................................    2,600       141,216
  Aventis SA (Pharmaceuticals) .......................    3,050       201,589
  BNP Paribas SA (Diversified Banks) .................    1,400        88,154
  Credit Agricole SA (Diversified Banks) .............    2,181        52,077
  France Telecom SA (Integrated Telecommunication
    Services) ........................................    2,904        83,003
  PSA Peugeot Citroen (Automobile Manufacturers) .....    1,760        89,687
  Societe Generale Class A (Diversified Banks) .......    1,050        92,709
                                                                  -----------
                                                                      748,435
                                                                  -----------
GERMANY--5.2%
  AMB Generali Holding AG (Property & Casualty
    Insurance) .......................................      470        34,977
  Celanese AG (Oil & Gas Equipment & Services) .......    1,350        55,308
  Continental AG (Auto Parts & Equipment) ............    4,500       171,304
  E.ON AG (Electric Utilities) .......................      500        32,751


                                                         SHARES      VALUE
                                                         ------   -----------
GERMANY--CONTINUED
  Hannover Rueckversicherung AG Registered Shares
    (Property & Casualty Insurance) ..................    2,300   $    80,158
  HeidelbergCement (Construction Materials) (b) ......    3,354       143,840
  Man AG (Aerospace & Defense) .......................      400        12,134
  Siemens AG (Aerospace & Defense) ...................    1,325       106,628
  Volkswagen AG (Automobile Manufacturers) ...........    4,400       246,140
                                                                  -----------
                                                                      883,240
                                                                  -----------
IRELAND--0.5%
  Depfa Bank plc (Multi-Sector Holdings) .............      700        88,030
                                                                  -----------
ITALY--1.4%
  ENI SpA (Integrated Oil & Gas) .....................   12,150       229,268
                                                                  -----------
JAPAN--8.2%
  Canon, Inc. (Office Electronics) ...................    5,000       232,808
  Hitachi Ltd. (Aerospace & Defense) .................    6,000        36,167
  Honda Motor Co. Ltd. (Automobile Manufacturers) ....    3,900       173,220
  Jfe Holdings, Inc. (Steel) .........................    3,900       106,443
  Nippon Meat Packers, Inc. (Packaged Foods & Meats) .    7,000        68,452
  Nissan Motor Co. Ltd. (Automobile Manufacturers) ...   21,000       239,843
  Promise Co. Ltd. (Consumer Finance) ................    3,000       130,727
  Sumitomo Mitsui Financial Group, Inc. (Diversified
    Banks) ...........................................       25       135,331
  Takeda Chemical Industries Ltd. (Pharmaceuticals) ..    1,300        51,554
  Tohoku Electric Power Co., Inc. (Electric Utilities)    1,900        31,504
  Tokyo Electric Power Co., Inc. (The) (Electric
    Utilities) .......................................    1,100        24,120
  UFJ Holdings, Inc. (Diversified Banks) (b) .........       30       144,163
                                                                  -----------
                                                                    1,374,332
                                                                  -----------
LUXEMBOURG--1.2%
  Arcelor (Steel) (c) ................................   10,900       190,007
  Arcelor (Steel) (d) ................................    1,066        18,381
                                                                  -----------
                                                                      208,388
                                                                  -----------
NETHERLANDS--1.8%
  DSM NV (Oil & Gas Equipment & Services) ............    3,500       172,307
  Koninklijke (Royal) Philips Electronics NV
    (Aerospace & Defense) ............................    1,300        37,960
  Royal Dutch Petroleum Co. (Integrated Oil & Gas) ...    1,650        86,996
                                                                  -----------
                                                                      297,263
                                                                  -----------
SINGAPORE--0.9%
  Flextronics International Ltd. (Electronic
    Manufacturing Services) (b) ......................    5,000        74,200
  Singapore Airlines Ltd. (Airlines) .................   10,600        69,905
                                                                  -----------
                                                                      144,105
                                                                  -----------
SPAIN--1.4%
  Acs Actividades de Contruccion y Servicios SA
    (Construction & Engineering) .....................    1,136        55,453
  Altadis SA (Tobacco) ...............................    1,800        51,085
  Banco Santander Central Hispano SA (Diversified
    Banks) ...........................................    6,200        73,433
  Telefonica SA (Integrated Telecommunication
    Services) ........................................    3,395        49,846
                                                                  -----------
                                                                      229,817
                                                                  -----------
SWEDEN--0.9%
  Svenska Cellulosa AB Series B (Household Products) .    3,900       159,354
                                                                  -----------
SWITZERLAND--2.3%
  Credit Suisse Group (Diversified Banks) ............    5,100       186,598
  Novartis AG Registered Shares (Pharmaceuticals) ....    2,700       122,583
  Roche Holding AG (Pharmaceuticals) .................      700        70,609
                                                                  -----------
                                                                      379,790
                                                                  -----------

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
UNITED KINGDOM--9.1%
  AstraZeneca plc (Pharmaceuticals) ..................    1,200   $    57,571
  Aviva plc (Property & Casualty Insurance) ..........   17,800       156,217
  BP plc (Integrated Oil & Gas) ......................   13,300       107,855
  British American Tobacco plc (Tobacco) .............    6,600        90,976
  BT Group plc (Integrated Telecommunication
    Services) ........................................    5,100        17,187
  GlaxoSmithKline plc (Pharmaceuticals) ..............    9,646       221,029
  InterContinental Hotels Group plc (Hotels, Resorts &
    Cruise Lines) ....................................    9,067        85,864
  Lloyds TSB Group plc (Multi-Sector Holdings) .......    3,700        29,674
  Persimmon plc (Homebuilding) .......................    2,200        21,149
  Royal & Sun Alliance Insurance Group plc (Property
    & Casualty Insurance) ............................   28,600        45,183
  Safeway plc (Food Retail) ..........................   25,857       131,458
  Trinity Mirror plc (Publishing & Printing) .........    4,100        41,432
  Unilever plc (Packaged Foods & Meats) ..............    4,500        41,950
  Vodafone Group plc (Wireless Telecommunication
    Services) ........................................  138,700       343,888
  Whitbread plc (Restaurants) ........................   11,400       146,732
                                                                  -----------
                                                                    1,538,165
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $6,211,574) ................................     7,779,214
                                                                  -----------


                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--2.5%
TIME DEPOSITS--2.5%
  Brown Brothers Harriman & Co. Grand Cayman
    Branch 0.10%, 1/2/04 (Identified cost $419,106) ..     $419       419,106
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $419,106) ..................................       419,106
                                                                  -----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $14,655,861) ...............................    16,806,908(a)
  Other assets and liabilities, net--0.2% .....................        30,780
                                                                  -----------
NET ASSETS--100.0% ............................................   $16,837,688
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,955,467 and gross depreciation of $850,339 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $14,701,780.
(b) Non-income producing.
(c) Shares traded on Paris exchange.
(d) Shares traded on Madrid exchange.
(e) All or a portion segregated as collateral for futures contracts.


                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense .......................................   1.3%
Agricultural Products .....................................   0.2
Airlines ..................................................   0.8
Aluminum ..................................................   0.5
Apparel, Accessories & Luxury Goods .......................   0.4
Auto Parts & Equipment ....................................   2.4
Automobile Manufacturers ..................................   4.6
Broadcasting & Cable TV ...................................   1.6
Commercial Printing .......................................   0.5
Commodity Chemicals .......................................   0.3
Communications Equipment ..................................   1.6
Computer Hardware .........................................   2.7
Construction & Engineering ................................   0.3
Construction Materials ....................................   1.5
Consumer Finance ..........................................   0.8
Data Processing & Outsourced Services .....................   0.1
Department Stores .........................................   0.6
Diversified Banks .........................................  11.0
Diversified Chemicals .....................................   1.3
Diversified Commercial Services ...........................   0.7
Electric Utilities ........................................   2.1
Electrical Components & Equipment .........................   0.2
Electronic Manufacturing Services .........................   0.9
Environmental Services ....................................   0.4
Food Retail ...............................................   1.8
Gas Utilities .............................................   0.7
Health Care Equipment .....................................   0.3
Health Care Services ......................................   0.5
Home Furnishings ..........................................   0.4
Home Improvement Retail ...................................   0.4
Homebuilding ..............................................   0.1
Hotels, Resorts & Cruise Lines ............................   0.5
Household Appliances ......................................   0.8
Household Products ........................................   1.6
Hypermarkets & Super Centers ..............................   0.4

Industrial Conglomerates ..................................   1.9%
Industrial Machinery ......................................   0.6
Integrated Oil & Gas ......................................   6.2
Integrated Telecommunication Services .....................   3.0
Investment Banking & Brokerage ............................   0.7
Life & Health Insurance ...................................   1.2
Managed Health Care .......................................   0.2
Movies & Entertainment ....................................   0.4
Multi-Sector Holdings .....................................   0.7
Office Electronics ........................................   1.7
Oil & Gas Equipment & Services ............................   1.4
Oil & Gas Exploration & Production ........................   0.4
Oil & Gas Refining, Marketing & Transportation ............   0.9
Other Diversified Financial Services ......................   1.9
Packaged Foods & Meats ....................................   1.0
Paper Packaging ...........................................   0.3
Paper Products ............................................   0.9
Pharmaceuticals ...........................................   9.6
Property & Casualty Insurance .............................   5.0
Publishing & Printing .....................................   0.3
Railroads .................................................   0.8
Regional Banks ............................................   0.8
Reinsurance ...............................................   0.7
Restaurants ...............................................   1.0
Semiconductors ............................................   0.9
Soft Drinks ...............................................   0.7
Specialty Stores ..........................................   0.2
Steel .....................................................   2.4
Systems Software ..........................................   1.4
Technology Distributors ...................................   0.4
Thrifts & Mortgage Finance ................................   3.2
Tobacco ...................................................   2.5
Wireless Telecommunication Services .......................   2.4
                                                            -----
                                                            100.0%
                                                            =====

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $14,655,861) ....................................................      $16,806,908
Deposits with broker for variation margin requirements on futures contracts .....................................            3,875
Foreign currency at value (Identified cost $44,696) .............................................................           47,113
Foreign currency deposits at value with broker for variation margin requirements on futures contracts
  (Identified cost $7,471) ......................................................................................            7,747
Receivables
  Dividends .....................................................................................................           22,379
  Fund shares sold ..............................................................................................           13,031
  Variations margin for futures contracts .......................................................................           12,192
  Tax reclaims ..................................................................................................           11,263
Prepaid expenses ................................................................................................              195
                                                                                                                       -----------
    Total assets ................................................................................................       16,924,703
                                                                                                                       -----------
LIABILITIES
Payables
  Investment securities purchased ...............................................................................           12,134
  Fund shares repurchased .......................................................................................           14,628
  Professional fee ..............................................................................................           30,939
  Printing fee ..................................................................................................           12,559
  Financial agent fee ...........................................................................................            3,997
  Investment advisory fee .......................................................................................            3,460
  Trustees' fee .................................................................................................            2,360
  Custodian .....................................................................................................            2,350
  Administration fee ............................................................................................            1,056
Accrued expenses ................................................................................................            3,532
                                                                                                                       -----------
    Total liabilities ...........................................................................................           87,015
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $16,837,688
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $15,393,461
  Distributions in excess of net investment income ..............................................................          (27,747)
  Accumulated net realized loss .................................................................................         (689,737)
  Net unrealized appreciation ...................................................................................        2,161,711
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $16,837,688
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................        1,587,060
                                                                                                                       ===========
Net asset value and offering price per share ....................................................................           $10.61
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $  331,833
  Interest ......................................................................................................             472
  Foreign taxes withheld ........................................................................................         (19,557)
                                                                                                                       ----------
    Total investment income .....................................................................................         312,748
                                                                                                                       ----------
EXPENSES
  Investment advisory fee .......................................................................................         114,551
  Financial agent fee ...........................................................................................          44,599
  Administration fee ............................................................................................           9,800
  Professional ..................................................................................................          26,631
  Custodian .....................................................................................................          23,138
  Printing ......................................................................................................          20,859
  Trustees ......................................................................................................           6,394
  Miscellaneous .................................................................................................           9,371
                                                                                                                       ----------
    Total expenses ..............................................................................................         255,343
    Less expenses borne by investment adviser ...................................................................        (108,972)
                                                                                                                       ----------
    Net expenses ................................................................................................         146,371
                                                                                                                       ----------
NET INVESTMENT INCOME ...........................................................................................         166,377
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...............................................................................        (149,475)
  Net realized gains on futures contracts .......................................................................           6,911
  Net realized gain on foreign currency transactions ............................................................          11,159
  Net change in unrealized appreciation (depreciation) on investments ...........................................       3,740,254
  Net change in unrealized appreciation (depreciation) on futures ...............................................           4,376
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions ....           3,277
                                                                                                                       ----------
NET GAIN ON INVESTMENTS .........................................................................................       3,616,502
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $3,782,879
                                                                                                                       ==========

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                        12/31/03         12/31/02
                                                                                                      -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ....................................................................   $   166,377      $   107,727
  Net realized gain (loss) ........................................................................      (131,405)        (539,572)
  Net change in unrealized appreciation (depreciation) ............................................     3,747,907       (1,195,023)
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................................     3,782,879       (1,626,868)
                                                                                                      -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...........................................................................      (209,749)        (103,277)
  Net realized short-term gains ...................................................................            --              (27)
                                                                                                      -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......................................      (209,749)        (103,304)
                                                                                                      -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (532,527 and 536,540 shares, respectively) ........................     4,828,543        4,804,967
  Net asset value of shares issued from reinvestment of distributions (20,146 and 12,737 shares,
    respectively) .................................................................................       209,749          103,304
  Cost of shares repurchased (218,402 and 216,966 shares, respectively) ...........................    (1,913,217)      (1,838,932)
                                                                                                      -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......................................     3,125,075        3,069,339
                                                                                                      -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................................................     6,698,205        1,339,167
NET ASSETS
  Beginning of period .............................................................................    10,139,483        8,800,316
                                                                                                      -----------      -----------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND UNDISTRIBUTED
    NET INVESTMENT INCOME OF ($27,747) AND $2,148, RESPECTIVELY) ..................................   $16,837,688      $10,139,483
                                                                                                      ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  YEAR ENDED DECEMBER 31,         FROM INCEPTION
                                                                                  ----------------------------     11/20/00 TO
                                                                                   2003       2002       2001        12/31/00
                                                                                  ------     ------     ------    --------------
Net asset value, beginning of period .........................................    $ 8.09     $ 9.56     $10.42       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............................................      0.12       0.09       0.09         0.02
  Net realized and unrealized gain (loss) ....................................      2.54      (1.48)     (0.80)        0.41
                                                                                  ------     ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS .........................................      2.66      (1.39)     (0.71)        0.43
                                                                                  ------     ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................     (0.14)     (0.08)     (0.09)       (0.01)
  Distributions from net realized gains ......................................        --         --(4)   (0.06)          --
                                                                                  ------     ------     ------       ------
    TOTAL DISTRIBUTIONS ......................................................     (0.14)     (0.08)     (0.15)       (0.01)
                                                                                  ------     ------     ------       ------
CHANGE IN NET ASSET VALUE ....................................................      2.52      (1.47)     (0.86)        0.42
                                                                                  ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD ...............................................    $10.61     $ 8.09     $ 9.56       $10.42
                                                                                  ======     ======     ======       ======
Total return .................................................................     32.79%    (14.47)%    (6.84)%       4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ........................................   $16,838    $10,139     $8,800       $7,687
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ......................................................      1.15%      1.13%      1.05%        1.05%(1)
  Net investment income ......................................................      1.31%      1.10%      1.02%        1.12%(1)
Portfolio turnover ...........................................................        20%        38%        24%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 2.01%,  2.57%,  2.80% and 5.41% for the periods ended  December 31, 2003,  2002,  2001 and 2000, respectively.
(4) Amount is less than $0.01.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation with current income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: Over the annual reporting period ended December 31, 2003, the series returned 40.97%, underperforming its benchmark, the Russell 2500(R) Value Index 1, which returned 44.93% for the year, but outperforming the S&P 500(R) Index 2, which gained 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: U.S. stocks staged a robust comeback in 2003 and, as has been the case since 1999, returns of small-capitalization stocks outstripped those of large-caps. The reasons behind this small-cap leadership have changed considerably over the asset class' four-year period of outperformance. Early in their run, small-cap stocks were remarkably cheap, having been largely left out of the investment bubble of the late 1990s. It was bargain hunters who subsequently propelled prices higher. More recently, small-cap returns have been lifted by optimism about the U.S. economy and corporate profit growth. Small businesses tend to be more cyclical than large-cap firms. Business spending also appears to be reviving. Given extremely thin inventories, we are beginning to see increased demand trickling down to the materials companies, providing a boost to volumes and pricing power.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: The portfolio's positive absolute performance was attributable to both sector and stock selection, with strong returns from holdings in the materials & processing and producer durables sectors. Among the top performers for the year were Terex, Nortel Networks, Pulte, Hughes Supply and American Axle & Manufacturing.

     On the negative side, the portfolio's underperformance versus its benchmark over the year was due to its holdings within the integrated oil, utilities and energy sectors, including Kerr McGee, Amerada Hess, SEACOR SMIT and Qwest Communications.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We remain optimistic about the outlook for small and mid-cap stocks. Our enthusiasm does not stem from our belief that these stocks are especially cheap in and of themselves. After examining this group's valuations relative to long-term averages for price-to-book or price-to-earnings ratios, we think they actually look a bit expensive. On the other hand, small and mid-cap stocks look attractively valued when compared to other assets.

     In our view, the fuel needed to propel further stock appreciation in this asset class should come from strong and growing corporate profits. We believe a powerful profit recovery is already under way. As important, so far in this recovery, the pace of profit growth has been most rapid among small- and mid-cap companies, a pattern that may well continue into 2004 given the pro-cyclical nature of smaller businesses in general.

     To capture the benefits of the economic and profit trends we expect to unfold this year, the series remains overweight in cyclical companies, with an emphasis in the producer durable and materials & processing sectors. We believe that these types of companies represent the best balance of risk and return in the market today.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                 1 YEAR     5 YEARS    12/31/03
--------------------------------------------------------------------------------
  Mid-Cap Value Series                            40.97%     10.70%       6.87%
--------------------------------------------------------------------------------
  Russell 2500(R) Value Index 1                   44.93%      9.40%       7.05%
--------------------------------------------------------------------------------
  Russell 2500(R) Index 2                         45.51%     11.93%       8.93%
--------------------------------------------------------------------------------
  S&P 500(R) Index 3                              28.71%     (0.57)%      2.52%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                                                         PERIODS ENDING 12/31

           Mid-Cap Value Series  Russell 2500(R) Value Index 1,4  Russell 2500(R) Index 2   S&P 500(R) Index 3
3/2/98             $10,000                   $10,000                     $10,000                  $10,000
12/31/98            $8,863                    $9,494                      $9,375                  $11,895
12/31/99            $7,951                   $11,787                      $9,515                  $14,409
12/29/00            $9,295                   $12,290                     $11,493                  $13,086
12/31/01           $11,431                   $12,440                     $12,613                  $11,532
12/31/02           $10,454                   $10,226                     $11,367                   $8,983
12/31/03           $14,737                   $14,880                     $16,475                  $11,562


1 The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The Russell 2500(R) Index is a market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

3 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

4 The Russell 2500(R) Value Index replaced the series former index to better reflect the series mix of portfolio investments.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--95.0%
AGRICULTURAL PRODUCTS--1.5%
  Corn Products International, Inc. ..................   37,000   $ 1,274,650
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--2.8%
  Jones Apparel Group, Inc. ..........................   35,500     1,250,665
  V. F. Corp. ........................................   26,200     1,132,888
                                                                  -----------
                                                                    2,383,553
                                                                  -----------
AUTO PARTS & EQUIPMENT--6.6%
  American Axle & Manufacturing Holdings, Inc. (b) ...   37,000     1,495,540
  ArvinMeritor, Inc. .................................   51,000     1,230,120
  BorgWarner, Inc. ...................................   15,500     1,318,585
  Dana Corp. .........................................   29,600       543,160
  Modine Manufacturing Co. ...........................   41,000     1,106,180
                                                                  -----------
                                                                    5,693,585
                                                                  -----------
CASINOS & GAMING--1.3%
  Park Place Entertainment Corp. (b) .................  106,000     1,147,980
                                                                  -----------
COMMUNICATIONS EQUIPMENT--4.2%
  Adaptec, Inc. (b) ..................................  147,300     1,300,659
  ADC Telecommunications, Inc. (b) ...................   33,300        98,901
  Andrew Corp. (b) ...................................   90,000     1,035,900
  Tellabs, Inc. (b) ..................................  142,500     1,201,275
                                                                  -----------
                                                                    3,636,735
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.2%
  Western Digital Corp. (b) ..........................   86,500     1,019,835
                                                                  -----------
CONSTRUCTION MATERIALS--1.5%
  Texas Industries, Inc. .............................   34,600     1,280,200
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--4.3%
  PACCAR, Inc. .......................................   15,400     1,310,848
  Terex Corp. (b) ....................................   85,000     2,420,800
                                                                  -----------
                                                                    3,731,648
                                                                  -----------
DEPARTMENT STORES--1.5%
  Federated Department Stores, Inc. ..................   27,500     1,296,075
                                                                  -----------
DISTRIBUTORS--2.3%
  Genuine Parts Co. ..................................    7,500       249,000
  Hughes Supply, Inc. ................................   34,000     1,687,080
                                                                  -----------
                                                                    1,936,080
                                                                  -----------
DIVERSIFIED CHEMICALS--1.6%
  FMC Corp. (b) ......................................   41,300     1,409,569
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.8%
  Deluxe Corp. .......................................   16,000       661,280
                                                                  -----------
DIVERSIFIED METALS & MINING--1.4%
  Peabody Energy Corp. ...............................   29,700     1,238,787
                                                                  -----------
ELECTRIC UTILITIES--7.3%
  Northeast Utilities ................................   66,700     1,345,339
  OGE Energy Corp. ...................................   45,500     1,100,645
  PNM Resources, Inc. ................................   54,500     1,531,450
  Puget Energy, Inc. .................................   54,200     1,288,334
  WPS Resources Corp. ................................   21,000       970,830
                                                                  -----------
                                                                    6,236,598
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
  Cooper Industries Ltd. Class A .....................   30,000     1,737,900
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
  Vishay Intertechnology, Inc. (b) ...................   71,378   $ 1,634,556
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--1.5%
  KEMET Corp. (b) ....................................   27,500       376,475
  Solectron Corp. (b) ................................  154,400       912,504
                                                                  -----------
                                                                    1,288,979
                                                                  -----------
FOOD RETAIL--0.6%
  SUPERVALU, Inc. ....................................   19,500       557,505
                                                                  -----------
HEALTH CARE EQUIPMENT--0.2%
  Apogent Technologies, Inc. (b) .....................    6,200       142,848
                                                                  -----------
HOMEBUILDING--2.0%
  Pulte Homes, Inc. ..................................   18,000     1,685,160
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.7%
  Textron, Inc. ......................................   26,000     1,483,560
                                                                  -----------
INDUSTRIAL MACHINERY--7.0%
  Flowserve Corp. (b) ................................    6,800       141,984
  Harsco Corp. .......................................   30,000     1,314,600
  Kennametal, Inc. ...................................   15,400       612,150
  Lincoln Electric Holdings, Inc. ....................   39,000       964,860
  Mueller Industries, Inc. (b) .......................   12,500       429,500
  Parker Hannifin Corp. ..............................   24,000     1,428,000
  Reliance Steel & Aluminum Co. ......................   35,000     1,162,350
                                                                  -----------
                                                                    6,053,444
                                                                  -----------
INTEGRATED OIL & GAS--0.9%
  Amerada Hess Corp. .................................   14,800       786,916
                                                                  -----------
LEISURE PRODUCTS--1.6%
  Brunswick Corp. ....................................   43,000     1,368,690
                                                                  -----------
MANAGED HEALTH CARE--2.4%
  Health Net, Inc. (b) ...............................   20,300       663,810
  PacifiCare Health Systems, Inc. (b) ................   20,200     1,365,520
                                                                  -----------
                                                                    2,029,330
                                                                  -----------
METAL & GLASS CONTAINERS--1.5%
  Ball Corp. .........................................   21,000     1,250,970
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--1.4%
  Constellation Energy Group, Inc. ...................   30,000     1,174,800
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
  SEACOR SMIT, Inc. (b) ..............................   27,800     1,168,434
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  Kerr-McGee Corp. ...................................   18,000       836,820
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.6%
  Valero Energy Corp. ................................   29,300     1,357,762
                                                                  -----------
PAPER PACKAGING--0.4%
  Temple-Inland, Inc. ................................    5,500       344,685
                                                                  -----------
PAPER PRODUCTS--1.2%
  MeadWestvaco Corp. .................................   34,600     1,029,350
                                                                  -----------
PERSONAL PRODUCTS--0.6%
  Nu Skin Enterprises, Inc. Class A ..................   28,300       483,647
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.8%
  Fidelity National Financial, Inc. ..................   18,500       717,430
                                                                  -----------
PUBLISHING & PRINTING--1.1%
  Reader's Digest Association, Inc. (The) ............   63,000       923,580
                                                                  -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
REGIONAL BANKS--5.6%
  Banknorth Group, Inc. ..............................   38,800   $ 1,262,164
  Hibernia Corp. Class A .............................   27,000       634,770
  Popular, Inc. ......................................   15,000       674,100
  UnionBanCal Corp. ..................................   23,500     1,352,190
  Whitney Holding Corp. ..............................   21,000       860,790
                                                                  -----------
                                                                    4,784,014
                                                                  -----------
REITS--3.1%
  Avalonbay Communities, Inc. ........................    8,300       396,740
  FelCor Lodging Trust, Inc. (b) .....................   57,500       637,100
  Mack-Cali Realty Corp. .............................   14,300       595,166
  Post Properties, Inc. ..............................   37,000     1,033,040
                                                                  -----------
                                                                    2,662,046
                                                                  -----------
SPECIALTY CHEMICALS--2.4%
  Crompton Corp. .....................................   93,000       666,810
  Cytec Industries, Inc. (b) .........................   36,000     1,382,040
                                                                  -----------
                                                                    2,048,850
                                                                  -----------
SPECIALTY STORES--5.8%
  AutoNation, Inc. (b) ...............................   65,800     1,208,746
  Group 1 Automotive, Inc. (b) .......................   37,500     1,357,125
  Office Depot, Inc. (b) .............................   80,000     1,336,800
  Zale Corp. (b) .....................................   21,000     1,117,200
                                                                  -----------
                                                                    5,019,871
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--1.9%
  Arrow Electronics, Inc. (b) ........................   18,900       437,346
  Avnet, Inc. (b) ....................................   22,800       493,848
  Tech Data Corp. (b) ................................   18,000       714,420
                                                                  -----------
                                                                    1,645,614
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--3.4%
  Astoria Financial Corp. ............................   34,500     1,283,400
  Commercial Federal Corp. ...........................   28,000       747,880
  Washington Federal, Inc. ...........................   32,899       934,332
                                                                  -----------
                                                                    2,965,612
                                                                  -----------
TOBACCO--1.7%
  Universal Corp. ....................................   32,800     1,448,776
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $69,706,756) ...............................    81,577,724
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
FOREIGN COMMON STOCKS--1.9%
COMMUNICATIONS EQUIPMENT--1.3%
  Nortel Networks Corp. (Canada) (b) .................  261,020   $ 1,104,115
                                                                  -----------
REINSURANCE--0.6%
  PartnerRe Ltd. (Bermuda) ...........................    9,700       563,085
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $777,392) ..................................     1,667,200
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--96.9%
  (Identified cost $70,484,148) ...............................    83,244,924
                                                                  -----------
SHORT-TERM OBLIGATIONS--3.0%
MONEY MARKET MUTUAL FUNDS--3.0%
  SSgA Money Market Fund (0.72% seven day
    effective yield) .................................2,549,859     2,549,859
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,549,859) ................................     2,549,859
                                                                  -----------
TOTAL INVESTMENTS--99.9%
  (Identified cost $73,034,007) ...............................    85,794,783(a)
  Other assets and liabilities, net--0.1% .....................        73,255
                                                                  -----------
NET ASSETS--100.0% ............................................   $85,868,038
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,127,374 and gross depreciation of $3,419,041 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $73,086,450.
(b) Non-income producing.


                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $73,034,007) ....................................................      $85,794,783
Receivables
  Fund shares sold ..............................................................................................          173,316
  Dividends and interest ........................................................................................          124,919
  Investment securities sold ....................................................................................           48,212
Prepaid expenses ................................................................................................            1,015
                                                                                                                       -----------
    Total assets ................................................................................................       86,142,245
                                                                                                                       -----------
LIABILITIES
Payables
  Fund shares repurchased .......................................................................................          127,638
  Investment advisory fee .......................................................................................           76,653
  Professional fee ..............................................................................................           30,038
  Printing fee ..................................................................................................           20,541
  Financial agent fee ...........................................................................................            7,303
  Administration fee ............................................................................................            5,429
  Trustees' fee .................................................................................................            2,360
Accrued expenses ................................................................................................            4,245
                                                                                                                       -----------
    Total liabilities ...........................................................................................          274,207
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $85,868,038
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $72,077,204
  Undistributed net investment income ...........................................................................           82,438
  Accumulated net realized gain .................................................................................          947,620
  Net unrealized appreciation ...................................................................................       12,760,776
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $85,868,038
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................        6,847,551
                                                                                                                       ===========
Net asset value and offering price per share ....................................................................           $12.54
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $ 1,172,357
  Interest ......................................................................................................           16,404
  Foreign tax withheld ..........................................................................................           (1,410)
                                                                                                                       -----------
    Total investment income .....................................................................................        1,187,351
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          707,813
  Financial agent fee ...........................................................................................           79,071
  Administration fee ............................................................................................           51,906
  Printing ......................................................................................................           33,758
  Professional ..................................................................................................           21,069
  Custodian .....................................................................................................           15,631
  Trustees ......................................................................................................            5,931
  Miscellaneous .................................................................................................           11,272
                                                                                                                       -----------
    Total expenses ..............................................................................................          926,451
    Less expenses borne by investment adviser ...................................................................          (50,113)
                                                                                                                       -----------
    Net expenses ................................................................................................          876,338
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................          311,013
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................        3,177,717
  Net change in unrealized appreciation (depreciation) on investments ...........................................       20,633,901
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       23,811,618
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $24,122,631
                                                                                                                       ===========

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                          12/31/03       12/31/02
                                                                                                        ------------   ------------
FROM OPERATIONS
  Net investment income (loss) .......................................................................  $    311,013   $    695,282
  Net realized gain (loss) ...........................................................................     3,177,717      4,502,849
  Net change in unrealized appreciation (depreciation) ...............................................    20,633,901    (13,626,673)
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................................    24,122,631     (8,428,542)
                                                                                                        ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..............................................................................      (132,810)      (535,391)
  Net realized short-term gains ......................................................................      (332,025)    (1,933,833)
  Net realized long-term gains .......................................................................    (2,280,005)    (2,770,524)
                                                                                                        ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........................................    (2,744,840)    (5,239,748)
                                                                                                        ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,104,572 and 4,565,225  shares,  respectively) .....................    21,723,293     51,050,931
  Net asset value of shares issued from  reinvestment  of  distributions (222,358 and 561,799 shares,
    respectively) ....................................................................................     2,744,840      5,239,748
  Cost of shares repurchased (2,144,663 and 2,886,177 shares, respectively) ..........................   (21,266,705)   (29,889,804)
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................................     3,201,428     26,400,875
                                                                                                        ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................................................    24,579,219     12,732,585
NET ASSETS
  Beginning of period ................................................................................    61,288,819     48,556,234
                                                                                                        ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $82,438 AND
    $0, RESPECTIVELY) ................................................................................  $ 85,868,038   $ 61,288,819
                                                                                                        ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                               --------------------------------------------------
                                                                                2003       2002      2001        2000       1999
                                                                               ------     ------    ------      ------     ------
Net asset value, beginning of period ......................................    $ 9.20     $10.97    $ 9.07      $ 7.82     $ 8.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............................................      0.03       0.10      0.13        0.06       0.11
  Net realized and unrealized gain (loss) .................................      3.72      (1.02)     1.95        1.25      (1.02)
                                                                               ------     ------    ------      ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ......................................      3.75      (0.92)     2.08        1.31      (0.91)
                                                                               ------     ------    ------      ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income ......................................     (0.02)     (0.10)    (0.13)      (0.06)     (0.11)
Distributions from net realized gains .....................................     (0.39)     (0.75)    (0.05)         --         --
                                                                               ------     ------    ------      ------     ------
    TOTAL DISTRIBUTIONS ...................................................     (0.41)     (0.85)    (0.18)      (0.06)     (0.11)
                                                                               ------     ------    ------      ------     ------
CHANGE IN NET ASSET VALUE .................................................      3.34      (1.77)     1.90        1.25      (1.02)
                                                                               ------     ------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD ............................................    $12.54     $ 9.20    $10.97      $ 9.07     $ 7.82
                                                                               ======     ======    ======      ======     ======
Total return ..............................................................     40.97%     (8.55)%   22.98%      16.89%    (10.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .....................................   $85,868    $61,289   $48,556     $14,758     $8,635
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...................................................      1.30%      1.28%     1.20%(2)    1.20%(2)   1.20%
  Net investment income . .................................................      0.46%      1.12%     1.72%       0.95%      1.40%
Portfolio turnover ........................................................        29%        44%       28%        128%        29%

(1) If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average net assets would have been 1.37%,  1.40%,  1.54%,  2.39% and 2.58% for the periods ended December 31, 2003,  2002,  2001, 2000 and 1999, respectively.
(2) The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: Over the annual reporting period ended December 31, 2003, the series returned 43.86%, underperforming its benchmark, the Russell 2000(R) Value Index 1, which returned 46.03%, outperforming the S&P 500(R) Index 2, which gained 28.71% for the year. All performance figures assume reinvestment of distribution. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?
A: U.S. stocks staged a robust comeback in 2003 and, as has been the case since 1999, returns of small-capitalization stocks outstripped those of large-caps. The reasons behind this small-cap leadership have changed considerably over the asset class' four-year period of outperformance. Early in their run, small-cap stocks were remarkably cheap, having been largely left out of the investment bubble of the late 1990s. It was bargain hunters who subsequently propelled prices higher. More recently, small-cap returns have been lifted by optimism about the U.S. economy and corporate profit growth. Small businesses tend to be more cyclical than large-cap firms. Business spending also appears to be reviving. Given extremely thin inventories, we are beginning to see increased demand trickling down to the materials companies, providing a boost to volumes and pricing power.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: The series' relative underperformance was generally attributable to sector selection, specifically the underweighting of the health care and technology sectors. Stock selection was positive, with strong returns from holdings in the materials & processing, transportation and producer durables. Among the top performers for the year were Terex, Foot Locker, GrafTech International, and American Axle & Manufacturing.

     On the negative side, some of the detractors from the series' performance over the year came from holdings within the consumer discretionary, energy and health care sectors, including Readers Digest and CONMED and SEACOR SMIT.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We remain optimistic about the outlook for small and mid-cap stocks. Our enthusiasm does not stem from our belief that these stocks are especially cheap in and of themselves. After examining this group's valuations relative to long-term averages for price-to-book or price-to-earnings ratios, we think they actually look a bit expensive. On the other hand, small and mid-cap stocks look attractively valued when compared to other assets.

     In our view, the fuel needed to propel further stock appreciation in this asset class should come from strong and growing corporate profits. We believe a powerful profit recovery is already under way. As important, so far in this recovery, the pace of profit growth has been most rapid among small- and mid-cap companies, a pattern that may well continue into 2004 given the pro-cyclical nature of smaller businesses in general.

     To capture the benefits of the economic and profit trends we expect to unfold this year, the series remains overweight in cyclical companies, with an emphasis in the producer durable and materials & processing sectors. We believe that these types of companies represent the best balance of risk and return in the market today.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                         1 YEAR       12/31/03
--------------------------------------------------------------------------------
  Small-Cap Value Series                                  43.86%        16.79%
--------------------------------------------------------------------------------
  Russell 2000(R) Value Index 1                           46.03%        16.63%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                      28.71%        (4.38)%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                          PERIODS ENDING 12/31

                  Small-Cap           Russell 2000(R)
                Value Series           Value Index 1         S&P 500(R) Index 2
11/20/00           $10,000                $10,000                  $10,000
12/29/00           $10,644                $10,945                   $9,844
12/31/01           $12,321                $12,479                   $8,675
12/31/02           $11,269                $11,054                   $6,758
12/31/03           $16,212                $16,141                   $8,699


1 The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        SHARES       VALUE
                                                       --------   -----------
COMMON STOCKS--92.0%
AEROSPACE & DEFENSE--5.1%
  Curtiss-Wright Corp. ...............................   17,200   $   774,172
  Esterline Technologies Corp. (b) ...................   20,000       533,400
  Hexcel Corp. (b) ...................................    9,200        68,172
  Moog, Inc. Class A (b) .............................    9,700       479,180
  Orbital Sciences Corp. (b) .........................   52,800       634,656
                                                                  -----------
                                                                    2,489,580
                                                                  -----------
AGRICULTURAL PRODUCTS--0.9%
  Corn Products International, Inc. ..................   13,000       447,850
                                                                  -----------
APPAREL RETAIL--1.7%
  Foot Locker, Inc. ..................................   34,400       806,680
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--2.4%
  Kellwood Co. .......................................   16,000       656,000
  Phillips-Van Heusen Corp. ..........................   27,900       494,946
                                                                  -----------
                                                                    1,150,946
                                                                  -----------
AUTO PARTS & EQUIPMENT--5.4%
  American Axle & Manufacturing Holdings, Inc. (b) ...   18,400       743,728
  ArvinMeritor, Inc. .................................   29,600       713,952
  BorgWarner, Inc. ...................................    6,900       586,983
  Dana Corp. .........................................    6,000       110,100
  Modine Manufacturing Co. ...........................   17,700       477,546
                                                                  -----------
                                                                    2,632,309
                                                                  -----------
CASINOS & GAMING--2.4%
  Aztar Corp. (b) ....................................   28,000       630,000
  Park Place Entertainment Corp. (b) .................   49,800       539,334
                                                                  -----------
                                                                    1,169,334
                                                                  -----------
COMMERCIAL PRINTING--1.2%
  Bowne & Co., Inc. ..................................   41,400       561,384
                                                                  -----------
COMMUNICATIONS EQUIPMENT--3.1%
  Adaptec, Inc. (b) ..................................   40,000       353,200
  ADC Telecommunications, Inc. (b) ...................  156,700       465,399
  Andrew Corp. (b) ...................................   42,100       484,571
  Black Box Corp. ....................................    4,400       202,708
                                                                  -----------
                                                                    1,505,878
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.7%
  SBS Technologies, Inc. (b) .........................   25,500       375,105
  Western Digital Corp. (b) ..........................   40,500       477,495
                                                                  -----------
                                                                      852,600
                                                                  -----------
CONSTRUCTION & ENGINEERING--0.8%
  URS Corp. (b) ......................................   15,800       395,158
                                                                  -----------
CONSTRUCTION MATERIALS--1.5%
  Texas Industries, Inc. .............................   20,000       740,000
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.6%
  Terex Corp. (b) ....................................   45,100     1,284,448
                                                                  -----------
CONSUMER FINANCE--0.5%
  PFF Bancorp, Inc. ..................................    7,295       264,663
                                                                  -----------
DISTRIBUTORS--1.6%
  Hughes Supply, Inc. ................................   16,200       803,844
                                                                  -----------
DIVERSIFIED CHEMICALS--1.5%
  FMC Corp. (b) ......................................   21,600       737,208
                                                                  -----------


                                                        SHARES       VALUE
                                                       --------   -----------
DIVERSIFIED COMMERCIAL SERVICES--1.3%
  ABM Industries, Inc. ...............................   17,000   $   295,970
  Deluxe Corp. .......................................    8,705       359,778
                                                                  -----------
                                                                      655,748
                                                                  -----------
DIVERSIFIED METALS & MINING--3.3%
  Peabody Energy Corp. ...............................   13,600       567,256
  RTI International Metals, Inc. (b) .................   61,000     1,029,070
                                                                  -----------
                                                                    1,596,326
                                                                  -----------
DRUG RETAIL--0.1%
  Duane Reade, Inc. (b) ..............................    3,900        65,988
                                                                  -----------
ELECTRIC UTILITIES--4.8%
  Northeast Utilities ................................   29,050       585,938
  PNM Resources, Inc. ................................   26,500       744,650
  Unisource Energy Corp. .............................   28,400       700,344
  WPS Resources Corp. ................................    7,000       323,610
                                                                  -----------
                                                                    2,354,542
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.9%
  C&D Technologies, Inc. .............................   15,200       291,384
  Genlyte Group, Inc. (The) (b) ......................    4,800       280,224
  Penn Engineering & Manufacturing Corp. .............   21,000       399,630
  Regal-Beloit Corp. .................................   19,600       431,200
                                                                  -----------
                                                                    1,402,438
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.7%
  Vishay Intertechnology, Inc. (b) ...................   35,345       809,400
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--1.2%
  CTS Corp. ..........................................   33,200       381,800
  KEMET Corp. (b) ....................................   14,800       202,612
                                                                  -----------
                                                                      584,412
                                                                  -----------
HEALTH CARE EQUIPMENT--1.0%
  CONMED Corp. (b) ...................................   20,000       476,000
                                                                  -----------
HEALTH CARE FACILITIES--1.2%
  Universal Health Services, Inc. Class B ............   10,900       585,548
                                                                  -----------
HOMEBUILDING--1.1%
  Pulte Homes, Inc. ..................................    5,900       552,358
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--1.2%
  Prime Hospitality Corp. (b) ........................   56,050       571,710
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.2%
  Russ Berrie & Co., Inc. ............................    2,800        94,920
                                                                  -----------
INDUSTRIAL MACHINERY--6.7%
  Flowserve Corp. (b) ................................   19,200       400,897
  Gardner Denver, Inc. (b) ...........................   24,000       572,880
  Harsco Corp. .......................................   13,300       582,806
  JLG Industries, Inc. ...............................   32,600       496,498
  Lincoln Electric Holdings, Inc. ....................   18,250       451,505
  Reliance Steel & Aluminum Co. ......................   17,000       564,570
  Wolverine Tube, Inc. (b) ...........................   28,800       181,440
                                                                  -----------
                                                                    3,250,596
                                                                  -----------
LEISURE PRODUCTS--0.7%
  Brunswick Corp. ....................................   10,500       334,215
                                                                  -----------
MANAGED HEALTH CARE--1.6%
  PacifiCare Health Systems, Inc. (b) ................   11,200       757,120
                                                                  -----------
MARINE--0.4%
  Alexander & Baldwin, Inc. ..........................    5,500       185,295
                                                                  -----------


                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                        SHARES       VALUE
                                                       --------   -----------
MULTI-LINE INSURANCE--0.5%
  American National Insurance Co. ....................    2,700   $   227,799
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--0.9%
  SEACOR SMIT, Inc. (b) ..............................   10,200       428,706
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--3.4%
  Frontier Oil Corp. .................................   23,500       404,670
  Tesoro Petroleum Corp. (b) .........................   45,500       662,935
  Valero Energy Corp. ................................   13,100       607,054
                                                                  -----------
                                                                    1,674,659
                                                                  -----------
PAPER PACKAGING--1.2%
  Rock-Tenn Co. Class A ..............................   33,000       569,580
                                                                  -----------
PAPER PRODUCTS--1.0%
  Schweitzer-Mauduit International, Inc. .............   16,125       480,202
                                                                  -----------
PERSONAL PRODUCTS--0.6%
  Nu Skin Enterprises, Inc. Class A ..................   17,200       293,948
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.6%
  Harleysville Group, Inc. ...........................   15,400       306,306
                                                                  -----------
PUBLISHING & PRINTING--1.1%
  Reader's Digest Association, Inc. (The) ............   36,300       532,158
                                                                  -----------
REGIONAL BANKS--0.4%
  Community Bank System, Inc. ........................    4,400       215,600
                                                                  -----------
REITS--3.8%
  FelCor Lodging Trust, Inc. (b) .....................   19,500       216,060
  Koger Equity, Inc. .................................   32,300       676,039
  Post Properties, Inc. ..............................   16,200       452,304
  Summit Properties, Inc. ............................   20,500       492,410
                                                                  -----------
                                                                    1,836,813
                                                                  -----------
SPECIALTY CHEMICALS--0.6%
  Crompton Corp. .....................................   42,700       306,159
                                                                  -----------
SPECIALTY STORES--3.7%
  Group 1 Automotive, Inc. (b) .......................   18,800       680,372
  Sonic Automotive, Inc. .............................   22,550       516,846
  Zale Corp. (b) .....................................   11,500       611,800
                                                                  -----------
                                                                    1,809,018
                                                                  -----------
STEEL--4.1%
  Commercial Metals Co. ..............................   37,800     1,149,120
  GrafTech International Ltd. (b) ....................   46,000       621,000
  Quanex Corp. .......................................    5,000       230,500
                                                                  -----------
                                                                    2,000,620
                                                                  -----------


                                                        SHARES       VALUE
                                                       --------   -----------
TECHNOLOGY DISTRIBUTORS--0.3%
  Avnet, Inc. (b) ....................................    7,800   $   168,948
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--4.6%
  Astoria Financial Corp. ............................   16,100       598,920
  Commercial Federal Corp. ...........................   12,000       320,520
  New Century Financial Corp. ........................   19,600       777,532
  Washington Federal, Inc. ...........................   18,632       529,149
                                                                  -----------
                                                                    2,226,121
                                                                  -----------
TOBACCO--1.3%
  Universal Corp. ....................................   14,300       631,631
                                                                  -----------
TRUCKING--2.1%
  Arkansas Best Corp. ................................   18,600       583,854
  Dollar Thrifty Automotive Group, Inc. (b) ..........   16,600       430,604
                                                                  -----------
                                                                    1,014,458
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $37,155,130) ...............................    44,841,224
                                                                  -----------
FOREIGN COMMON STOCKS--0.8%
PROPERTY & CASUALTY INSURANCE--0.1%
  Aspen Insurance Holdings, Ltd. (Bermuda) (b) .......    2,700        66,987
                                                                  -----------
REINSURANCE--0.7%
  PartnerRe Ltd. (Bermuda) ...........................    5,900       342,495
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $355,599) ..................................       409,482
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--92.8%
  (Identified cost $37,510,729) ...............................    45,250,706
                                                                  -----------
SHORT-TERM OBLIGATIONS--7.2%
MONEY MARKET MUTUAL FUNDS--5.0%
  SSgA Money Market Fund (0.72% seven day
    effective yield) .................................2,422,285     2,422,285
                                                                  -----------


                                                          PAR
                                                         VALUE
                                                         (000)
                                                         -----
REPURCHASE AGREEMENTS--2.2%
  State Street Bank & Trust Co. repurchase agreement
    0.40% dated 12/31/03 due 1/2/04, repurchase price
    $1,069,024 collateralized by U.S. Treasury Bond
    13.25%, 5/15/14 market value $1,097,738 ..........   $1,069     1,069,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,491,285) ................................     3,491,285
                                                                  -----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $41,002,014) ...............................    48,741,991(a)
  Other assets and liabilities, net--0.0% .....................        14,327
                                                                  -----------
NET ASSETS--100.0% ............................................   $48,756,318
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,487,447 and gross depreciation of $1,708,215 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $40,962,759.
(b) Non-income producing.


                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $41,002,014) ....................................................      $48,741,991
Cash ............................................................................................................              881
Receivables
  Investment securities sold ....................................................................................          145,090
  Dividends and interest ........................................................................................           40,659
  Fund shares sold ..............................................................................................           28,228
Prepaid expenses ................................................................................................              534
                                                                                                                       -----------
    Total assets ................................................................................................       48,957,383
                                                                                                                       -----------
LIABILITIES
Payables
  Fund shares repurchased .......................................................................................           63,429
  Investment securities purchased ...............................................................................           38,233
  Investment advisory fee .......................................................................................           36,724
  Professional fee ..............................................................................................           30,037
  Printing fee ..................................................................................................           17,636
  Financial agent fee ...........................................................................................            5,457
  Trustees' fee .................................................................................................            3,080
  Administration fee ............................................................................................            2,360
Accrued expenses ................................................................................................            4,109
                                                                                                                       -----------
    Total liabilities ...........................................................................................          201,065
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $48,756,318
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $40,742,167
  Undistributed net investment income ...........................................................................            6,918
  Accumulated net realized gain .................................................................................          267,256
  Net unrealized appreciation ...................................................................................        7,739,977
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $48,756,318
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................        3,285,560
                                                                                                                       ===========
Net asset value and offering price per share ....................................................................           $14.84
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $   513,301
  Interest ......................................................................................................           14,594
                                                                                                                       -----------
    Total investment income .....................................................................................          527,895
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          384,335
  Financial agent fee ...........................................................................................           59,576
  Administration fee ............................................................................................           28,184
  Printing ......................................................................................................           29,855
  Professional ..................................................................................................           24,114
  Custodian .....................................................................................................           15,020
  Trustees ......................................................................................................            5,931
  Miscellaneous .................................................................................................           10,171
                                                                                                                       -----------
    Total expenses ..............................................................................................          557,186
    Less expenses borne by investment adviser ...................................................................          (81,340)
    Custodian fees paid indirectly ..............................................................................               (2)
                                                                                                                       -----------
    Net expenses ................................................................................................          475,844
                                                                                                                       -----------
NET INVESTMENT INCOME ...........................................................................................           52,051
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................          766,686
  Net change in unrealized appreciation (depreciation) on investments ...........................................       13,073,600
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       13,840,286
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $13,892,337
                                                                                                                       ===========

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                          12/31/03       12/31/02
                                                                                                        ------------   ------------
FROM OPERATIONS
  Net investment income (loss) ......................................................................   $     52,051   $    255,755
  Net realized gain (loss) ..........................................................................        766,686      1,673,151
  Net change in unrealized appreciation (depreciation) ..............................................     13,073,600     (6,554,536)
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................................     13,892,337     (4,625,630)
                                                                                                        ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................................................             --       (164,196)
  Net realized short-term gains .....................................................................       (687,128)      (904,499)
  Net realized long-term gains ......................................................................        (98,214)      (572,484)
                                                                                                        ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........................................       (785,342)    (1,641,179)
                                                                                                        ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,359,822 and 3,185,902 shares, respectively) ......................     16,087,799     39,931,615
  Net asset value of shares issued from reinvestment of distributions (57,317 and 156,602 shares,
    respectively) ...................................................................................        785,342      1,641,179
  Cost of shares repurchased (1,270,197 and 1,629,813 shares, respectively) .........................    (14,191,683)   (19,569,748)
                                                                                                        ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........................................      2,681,458     22,003,046
                                                                                                        ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS .............................................................     15,788,453     15,736,237
NET ASSETS
  Beginning of period ...............................................................................     32,967,865     17,231,628
                                                                                                        ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $6,918 AND $5,639) ................   $ 48,756,318   $ 32,967,865
                                                                                                        ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       YEAR ENDED DECEMBER 31,      FROM INCEPTION
                                                                                  --------------------------------    11/20/00 TO
                                                                                   2003         2002         2001       12/31/00
                                                                                  ------       ------       ------  --------------
Net asset value, beginning of period .........................................    $10.50       $12.08       $10.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............................................      0.02 (5)     0.06         0.07         0.03
  Net realized and unrealized gain ...........................................      4.57        (1.09)        1.59         0.62
                                                                                  ------       ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS .........................................      4.59        (1.03)        1.66         0.65
                                                                                  ------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................        --        (0.06)       (0.07)       (0.03)
  Distributions from net realized gains ......................................     (0.25)       (0.49)       (0.13)          --
                                                                                  ------       ------       ------       ------
    TOTAL DISTRIBUTIONS ......................................................     (0.25)       (0.55)       (0.20)       (0.03)
                                                                                  ------       ------       ------       ------
CHANGE IN NET ASSET VALUE ....................................................      4.34        (1.58)        1.46         0.62
                                                                                  ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ...............................................    $14.84       $10.50       $12.08       $10.62
                                                                                  ======       ======       ======       ======
Total return .................................................................     43.86%       (8.54)%      15.76%        6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ........................................   $48,756      $32,968      $17,232       $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ......................................................      1.30% (4)    1.29%(4)     1.20%(4)     1.20%(1)
  Net investment income ......................................................      0.14%        0.86%        1.12%        2.71%(1)
Portfolio turnover ...........................................................        36%          40%          18%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the  investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average net assets  would have been 1.52%,  1.64%,  2.33% and 13.52% for the periods  ended  December 31,  2003,  2002,  2001 and 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is capital appreciation. Investors should note that the risks of investing in mid-size company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 28.83%. For the same period, the Russell MidCap(R) Growth Index 1 returned 42.71% and the S&P 500(R) Index 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL YEAR?

A: The equity market rally of 2003 was led by companies with no current earnings and the worst quality balance sheets. The most speculative stocks far outpaced more solid companies. Low interest rates allowed marginal companies to obtain financing and prolong their life-support. Together, these aberrations severed the strongest, most reliable correlation in finance: stock prices to corporate earnings. The historic correlation between individual company earnings and stock prices has averaged approximately 90% for the forty or so years prior to 2000, broke down over the last three years, and actually turned negative in 2003.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Our portfolio was up handsomely in 2003, but lagged its benchmark index, largely because we did not invest in the most speculative, low quality companies which led the performance pack, particularly in the mid-cap universe.

     In 2003, stock selection in the health care sector contributed the most to performance relative to the Russell MidCap(R) Growth index. The portfolio was slightly underweight in the sector, but our stocks outperformed those within the index. Two of our top ten contributing stocks for the year were Gilead Sciences and Biovail Corp. Both of these companies benefited from accelerating revenues due to their introductions of newly approved drugs.

     Our  overweight  in  the  information   technology   sector  benefited  the
portfolio's performance in 2003, as it was a top-performing sector of the benchmark index. While the portfolio's technology stocks were up significantly for the year, they lagged those of the index. Seven of the portfolio's top-ten contributing stocks in 2003 were information technology companies, including Network Appliances, Yahoo, Altera, Jabil Circuit, KLA-Tencor, Sanmina-SCI and Broadcom. Four of the worst performers in the portfolio were also part of this sector, but detracted only a fraction of what the top performers contributed.

     Consumer discretionary stocks were the biggest detractors from performance for the year. While our stock selection for the portfolio produced double-digit positive returns, the index's stocks outperformed those of our portfolio. Best Buy and Amazon.com were both contributors, but were sold early in the year on valuation concerns. In the latter part of the year, particularly in the fourth quarter, our lack of exposure to broadcasting & cable and casino & gaming, which were the biggest contributors to the index's return, hurt us. The competitive pricing environment and slower subscriber growth influenced our underweight stance in the cable industry. Casino & gaming companies typically have volatile earnings and are currently facing a questionable equipment capital-spending environment.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We see no rationale for abandoning quality companies with current earnings and good prospects. We believe the long-term correlation between earnings and stock prices will inevitably reassert itself. In 2004, in fact, in our opinion, earnings should take center stage. Without the support of declining interest rates, we believe stock prices should be especially sensitive to actual earnings in the year ahead. We will stay the course and maintain the investment discipline that has produced better than market returns for more than a decade at Seneca Capital.

     Just three months ago deflation fears gripped investors' imaginations. Now global economic recovery seems almost certain. Business spending is increasing. Employment has picked up and the stimulus from tax cuts should continue to buoy consumer spending. Corporate earnings could again surprise on the upside next year.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


     Valuations in the stock market are not troublesome, given what is likely an understated earnings picture for 2004 and a benign inflation setting. In addition, stocks now provide compelling competition for cash alternatives: the stock dividend yield is above short-term rates for the first time in forty years. The reduction of tax rates on dividends and capital gains further adds to the appeal of stocks.

     Finally, corporate earnings are not only robust but are also high quality. The gap between "operating" and "reported" earnings has narrowed, suggesting that accounting shenanigans are largely yesterday's news. Harsh treatment of miscreant executives and tough new regulations enable investors to regard reported profits with renewed confidence. This confidence seems to be overcoming investor concerns over the transgressions in the mutual fund industry. Despite widespread allegations of wrongdoing by fund companies, investors continue to invest in stocks.

     For all of these reasons, we expect another good year for equity investors in 2004.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                 1 YEAR      5 YEARS   12/31/03
--------------------------------------------------------------------------------
  Mid-Cap Growth Series                           28.83%      1.48%      4.74%
--------------------------------------------------------------------------------
  Russell MidCap(R) Growth Index 1                42.71%      2.01%      3.37%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                              28.71%     (0.57)%     2.52%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                   Mid-Cap             Russell MidCap(R)
                Growth Series            Growth Index 1       S&P 500(R) Index 2
3/2/98             $10,000                   $10,000                 $10,000
12/31/98           $12,175                   $10,988                 $11,895
12/31/99           $17,729                   $16,624                 $14,409
12/29/00           $20,166                   $14,671                 $13,086
12/31/01           $15,068                   $11,714                 $11,532
12/31/02           $10,171                   $ 8,504                 $ 8,983
12/31/03           $13,104                   $12,136                 $11,562


1 The Russell MidCap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--96.7%
APPAREL RETAIL--4.0%
  Chico's FAS, Inc. (b) ..............................   24,400   $   901,580
  TJX Cos., Inc. (The) ...............................   70,800     1,561,140
                                                                  -----------
                                                                    2,462,720
                                                                  -----------
BIOTECHNOLOGY--2.9%
  Gilead Sciences, Inc. (b) ..........................   30,350     1,764,549
                                                                  -----------
BREWERS--1.9%
  Coors (Adolph) Co. Class B .........................   20,870     1,170,807
                                                                  -----------
COMMUNICATIONS EQUIPMENT--4.7%
  Comverse Technology, Inc. (b) ......................   48,370       850,828
  Corning, Inc. (b) ..................................   38,650       403,120
  Foundry Networks, Inc. (b) .........................   58,720     1,606,579
                                                                  -----------
                                                                    2,860,527
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--2.5%
  Network Appliance, Inc. (b) ........................   74,690     1,533,386
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.3%
  PACCAR, Inc. .......................................   23,600     2,008,832
                                                                  -----------
CONSUMER FINANCE--2.5%
  Providian Financial Corp. (b) ......................  132,040     1,536,945
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.6%
  Symbol Technologies, Inc. ..........................   95,320     1,609,955
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--5.2%
  Jabil Circuit, Inc. (b) ............................   54,640     1,546,312
  Sanmina-SCI Corp. (b) ..............................  129,480     1,632,743
                                                                  -----------
                                                                    3,179,055
                                                                  -----------
EMPLOYMENT SERVICES--2.5%
  Manpower, Inc. .....................................   33,050     1,555,994
                                                                  -----------
HEALTH CARE EQUIPMENT--2.5%
  Zimmer Holdings, Inc. (b) ..........................   21,510     1,514,304
                                                                  -----------
HEALTH CARE FACILITIES--2.5%
  Manor Care, Inc. ...................................   44,870     1,551,156
                                                                  -----------
HOME FURNISHINGS--2.4%
  Mohawk Industries, Inc. (b) ........................   20,870     1,472,170
                                                                  -----------
INDUSTRIAL MACHINERY--5.8%
  Ingersoll-Rand Co. Class A .........................   30,250     2,053,370
  SPX Corp. (b) ......................................   25,970     1,527,296
                                                                  -----------
                                                                    3,580,666
                                                                  -----------
INTERNET SOFTWARE & SERVICES--2.5%
  VeriSign, Inc. (b) .................................   93,630     1,526,169
                                                                  -----------
PHARMACEUTICALS--7.4%
  Barr Pharmaceuticals, Inc. (b) .....................   22,170     1,705,981
  Pharmaceutical Resources, Inc. (b) .................   20,510     1,336,227
  Watson Pharmaceuticals, Inc. (b) ...................   32,690     1,503,740
                                                                  -----------
                                                                    4,545,948
                                                                  -----------
PUBLISHING & PRINTING--2.5%
  Belo Corp. Class A .................................   54,770     1,552,182
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
RESTAURANTS--4.3%
  Starbucks Corp. (b) ................................   39,610   $ 1,309,506
  Yum! Brands, Inc. (b) ..............................   38,790     1,334,376
                                                                  -----------
                                                                    2,643,882
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--4.6%
  KLA-Tencor Corp. (b) ...............................   26,960     1,581,743
  Teradyne, Inc. (b) .................................   48,500     1,234,325
                                                                  -----------
                                                                    2,816,068
                                                                  -----------
SEMICONDUCTORS--10.3%
  Cypress Semiconductor Corp. (b) ....................   90,200     1,926,672
  Fairchild Semiconductor International, Inc. (b) ....   76,640     1,913,701
  PMC-Sierra, Inc. (b) ...............................   67,790     1,365,968
  RF Micro Devices, Inc. (b) .........................  106,750     1,072,838
                                                                  -----------
                                                                    6,279,179
                                                                  -----------
SOFT DRINKS--2.7%
  Coca-Cola Enterprises, Inc. ........................   74,700     1,633,689
                                                                  -----------
SPECIALTY CHEMICALS--2.7%
  Rohm and Haas Co. ..................................   38,430     1,641,345
                                                                  -----------
SPECIALTY STORES--4.7%
  Staples, Inc. (b) ..................................   47,840     1,306,032
  Williams-Sonoma, Inc. (b) ..........................   45,150     1,569,865
                                                                  -----------
                                                                    2,875,897
                                                                  -----------
SYSTEMS SOFTWARE--4.8%
  Adobe Systems, Inc. ................................   35,200     1,383,360
  Symantec Corp. (b) .................................   45,420     1,573,803
                                                                  -----------
                                                                    2,957,163
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--2.4%
  CDW Corp. ..........................................   24,910     1,438,802
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--2.5%
  New York Community Bancorp, Inc. ...................   40,413     1,537,715
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $52,814,328) ...............................    59,249,105
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--96.7%
  (Identified cost $52,814,328) ...............................    59,249,105
                                                                  -----------

                                             STANDARD
                                             & POOR'S      PAR
                                              RATING      VALUE
                                            (UNAUDITED)   (000)
                                            ----------   ------
SHORT-TERM OBLIGATIONS--5.3%
FEDERAL AGENCY SECURITIES--1.9%
  FHLB Discount Note 0.75%, 1/2/04 ...................   $1,165     1,164,975
                                                                  -----------
COMMERCIAL PAPER--3.4%
  Merrill Lynch & Co. 1.02%, 1/6/04 ......      A-1+      2,105     2,104,702
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,269,677) ................................     3,269,677
                                                                  -----------
TOTAL INVESTMENTS--102.0%
  (Identified cost $56,084,005) ...............................    62,518,782(a)
  Other assets and liabilities, net--(2.0)% ...................    (1,224,688)
                                                                  -----------
NET ASSETS--100.0% ............................................   $61,294,094
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,907,105 and gross depreciation of $472,328 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $56,084,005.
(b) Non-income producing.


                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $56,084,005) ....................................................      $ 62,518,782
Cash ............................................................................................................             4,117
Receivables
  Dividends and interest ........................................................................................            28,320
  Fund shares sold ..............................................................................................            26,866
Prepaid expenses ................................................................................................               844
                                                                                                                       ------------
    Total assets ................................................................................................        62,578,929
                                                                                                                       ------------
LIABILITIES
Payables
  Investment securities purchased ...............................................................................           904,171
  Fund shares repurchased .......................................................................................           261,800
  Investment advisory fee .......................................................................................            50,459
  Financial agent fee ...........................................................................................             6,370
  Administration fee ............................................................................................             3,965
  Trustees' fee .................................................................................................             2,360
  Accrued expenses ..............................................................................................            55,710
                                                                                                                       ------------
    Total liabilities ...........................................................................................         1,284,835
                                                                                                                       ------------
NET ASSETS ......................................................................................................      $ 61,294,094
                                                                                                                       ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $ 91,262,366
  Accumulated net realized loss .................................................................................       (36,403,049)
  Net unrealized appreciation ...................................................................................         6,434,777
                                                                                                                       ------------
NET ASSETS ......................................................................................................      $ 61,294,094
                                                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................         5,270,953
                                                                                                                       ============
Net asset value and offering price per share ....................................................................            $11.63
                                                                                                                             ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $   229,626
  Interest ......................................................................................................           33,437
                                                                                                                       -----------
    Total investment income .....................................................................................          263,063
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          435,081
  Financial agent fee ...........................................................................................           70,894
  Administration fee ............................................................................................           41,877
  Printing ......................................................................................................           37,508
  Custodian .....................................................................................................           14,985
  Professional ..................................................................................................           14,483
  Trustees ......................................................................................................            5,931
  Miscellaneous .................................................................................................           10,843
                                                                                                                       -----------
    Total expenses ..............................................................................................          631,602
    Less expenses borne by investment adviser ...................................................................           (6,172)
                                                                                                                       -----------
    Net expenses ................................................................................................          625,430
                                                                                                                       -----------
NET INVESTMENT LOSS .............................................................................................         (362,367)
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................        2,988,734
  Net change in unrealized appreciation (depreciation) on investments ...........................................       10,921,098
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       13,909,832
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $13,547,465
                                                                                                                       ===========

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                       12/31/03         12/31/02
                                                                                                     ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ...................................................................   $   (362,367)    $   (379,733)
  Net realized gain (loss) .......................................................................      2,988,734      (16,914,317)
  Net change in unrealized appreciation (depreciation) ...........................................     10,921,098       (6,963,041)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................................     13,547,465      (24,257,091)
                                                                                                     ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,274,710 and 2,059,083 shares, respectively) ...................     13,252,422       24,036,170
  Cost of shares repurchased (1,338,149 and 1,876,924 shares, respectively) ......................    (13,655,142)     (20,524,588)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................................       (402,720)       3,511,582
                                                                                                     ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................................     13,144,745      (20,745,509)
NET ASSETS
  Beginning of period ............................................................................     48,149,349       68,894,858
                                                                                                     ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) .......   $ 61,294,094     $ 48,149,349
                                                                                                     ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                               ---------------------------------------------------
                                                                                2003       2002        2001        2000      1999
                                                                               ------     ------      ------      ------    ------
Net asset value, beginning of period ......................................    $ 9.03     $13.37      $17.90      $17.28    $12.16
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2) .........................................     (0.07)     (0.07)      (0.08)      (0.06)       --
  Net realized and unrealized gain (loss) .................................      2.67      (4.27)      (4.45)       2.51      5.54
                                                                               ------     ------      ------      ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ......................................      2.60      (4.34)      (4.53)       2.45      5.54
                                                                               ------     ------      ------      ------    ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ...................................        --         --          --       (1.83)    (0.42)
                                                                               ------     ------      ------      ------    ------
    TOTAL DISTRIBUTIONS ...................................................        --         --          --       (1.83)    (0.42)
                                                                               ------     ------      ------      ------    ------
CHANGE IN NET ASSET VALUE .................................................      2.60      (4.34)      (4.53)       0.62      5.12
                                                                               ------     ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD ............................................    $11.63     $ 9.03      $13.37      $17.90    $17.28
                                                                               ======     ======      ======      ======    ======
Total return ..............................................................     28.83%    (32.50)%    (25.28)%     13.75%    45.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .....................................   $61,294    $48,149     $68,895     $71,015   $21,857
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...................................................      1.15%      1.11%(3)    1.05%(3)    1.05%     1.05%
  Net investment income (loss) ............................................     (0.67)%    (0.62)%     (0.52)%     (0.28)%   (0.33)%
Portfolio turnover ........................................................       174%       128%        137%         97%      169%

(1) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.16%,  1.14%,  1.10%,  1.19% and 2.04% for the periods ended December 31, 2003,  2002,  2001,  2000 and 1999, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is long-term capital appreciation.

Q: HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS ENDED DECEMBER 31, 2003?

A: Over the fiscal year ended December 31, 2003, the series returned 37.26%. For the same period, the Russell 1000(R) Growth Index 1 returned 29.75% and the S&P 500(R) Index 2 returned 28.71%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE RECENT FISCAL YEAR?

A: The equity market rally of 2003 was led by companies with no current earnings and the worst quality balance sheets. The most speculative stocks far outpaced more solid companies. Low interest rates allowed marginal companies to obtain financing and prolong their life-support. Together, these aberrations severed the strongest, most reliable correlation in finance: stock prices to corporate earnings. The historic correlation between individual company earnings and stock prices has averaged approximately 90% for the forty or so years prior to 2000, broke down over the last three years, and actually turned negative in 2003.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Our portfolio was up handsomely in 2003 and outperformed its Russell 1000(R) Growth Index benchmark. Stock selection in the health care and Information technology sectors contributed substantially to our performance for the year. While underweight the health care sector, our stocks outperformed those within the benchmark by a significant margin. Gilead Sciences led the way as the biggest contributor from health care. The company benefited from good earnings and anticipated approval of new drugs in the first half of the year. The portfolio was overweight in information technology, the top-performing sector within the benchmark. Intel Corp. made the portfolio's single largest contribution to performance for the year. An emphasis on semiconductors, equipment and hardware stocks and avoidance of services and data processors particularly in the second half of the year helped our performance.

     The biggest detractor to performance came from the Consumer Discretionary sector, in which we were underweight in 2003. Comcast and Autozone were the two largest detractors from this area. Comcast was sold on our concern that weak high speed data pricing and lower than expected subscriber growth could limit its near term price appreciation. Additionally, the company gave free cash flow guidance for 2004 that was below our estimates. Autozone was sold on concern its sales might come in at the low-end of expectations, putting earnings forecasts at risk. Ebay (one of our top performing stocks for the year) was sold on valuation concerns, yet continued to run up in price after its sale from the portfolio.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Just three months ago deflation fears gripped investors' imaginations. Now global economic recovery seems almost certain. Business spending is increasing. Employment has picked up and the stimulus from tax cuts should continue to buoy consumer spending. Corporate earnings could again surprise on the upside next year.

     Valuations in the stock market are not troublesome, given what is likely an understated earnings picture for 2004 and a benign inflation setting. In addition, stocks now provide compelling competition for cash alternatives: the stock dividend yield is above short-term rates for the first time in forty years. The reduction of tax rates on dividends and capital gains further adds to the appeal of stocks.

                      PHOENIX-SENECA STRATEGIC THEME SERIES


     Finally, corporate earnings are not only robust but are also high quality. The gap between "operating" and "reported" earnings has narrowed, suggesting that accounting shenanigans are largely yesterday's news. Harsh treatment of miscreant executives and tough new regulations enable investors to regard reported profits with renewed confidence. This confidence seems to be overcoming investor concerns over the transgressions in the mutual fund industry. Despite widespread allegations of wrongdoing by fund companies, investors continue to invest in stocks.

     For all of these reasons, we expect another good year for equity investors in 2004.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                         FROM
                                                                       INCEPTION
                                                                      1/29/96 TO
                                                1 YEAR      5 YEAR     12/31/03
--------------------------------------------------------------------------------
  Strategic Theme Series                        37.26%      (2.31)%      6.64%
--------------------------------------------------------------------------------
  Russell 1000(R) Growth Index 1                29.75%      (5.11)%      6.86%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                            28.71%      (0.57)%      9.32%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 1/29/96 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                Strategic Theme        Russell 1000(R)
                    Series             Growth Index 1         S&P 500(R) Index 2
1/29/96            $10,000                 $10,000                  $10,000
12/31/96           $11,033                 $12,150                  $12,144
12/31/97           $12,927                 $15,855                  $16,197
12/31/98           $18,704                 $21,991                  $20,855
12/31/99           $28,987                 $29,284                  $25,263
12/29/00           $25,665                 $22,717                  $22,942
12/31/01           $18,644                 $18,078                  $20,218
12/31/02           $12,123                 $13,037                  $15,750
12/31/03           $16,640                 $16,915                  $20,272


1 The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

                      PHOENIX-SENECA STRATEGIC THEME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--93.2%
AIR FREIGHT & COURIERS--4.1%
  United Parcel Service, Inc. Class B ................   49,330   $ 3,677,551
                                                                  -----------
ALUMINUM--3.7%
  Alcoa, Inc. ........................................   85,600     3,252,800
                                                                  -----------
BIOTECHNOLOGY--5.5%
  Amgen, Inc. (b) ....................................   43,030     2,659,254
  Gilead Sciences, Inc. (b) ..........................   37,600     2,186,064
                                                                  -----------
                                                                    4,845,318
                                                                  -----------
COMMUNICATIONS EQUIPMENT--5.1%
  Cisco Systems, Inc. (b) ............................  144,230     3,503,347
  Corning, Inc. (b) ..................................   98,970     1,032,257
                                                                  -----------
                                                                    4,535,604
                                                                  -----------
COMPUTER HARDWARE--5.9%
  Dell, Inc. (b) .....................................   64,620     2,194,495
  International Business Machines Corp. ..............   32,500     3,012,100
                                                                  -----------
                                                                    5,206,595
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--3.9%
  EMC Corp. (b) ......................................  265,120     3,425,350
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--6.5%
  Caterpillar, Inc. ..................................   31,700     2,631,734
  Deere & Co. ........................................   48,620     3,162,731
                                                                  -----------
                                                                    5,794,465
                                                                  -----------
CONSUMER FINANCE--3.5%
  American Express Co. ...............................   63,500     3,062,605
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--3.0%
  Automatic Data Processing, Inc. ....................   67,800     2,685,558
                                                                  -----------
DIVERSIFIED CHEMICALS--3.2%
  Dow Chemical Co. (The) .............................   68,880     2,863,342
                                                                  -----------
HEALTH CARE EQUIPMENT--6.4%
  Boston Scientific Corp. (b) ........................   73,800     2,712,888
  Medtronic, Inc. ....................................   61,720     3,000,209
                                                                  -----------
                                                                    5,713,097
                                                                  -----------
HOUSEHOLD PRODUCTS--3.5%
  Procter & Gamble Co. (The) .........................   31,000     3,096,280
                                                                  -----------
INDUSTRIAL CONGLOMERATES--3.6%
  3M Co. .............................................   37,100     3,154,613
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--3.5%
  Goldman Sachs Group, Inc. (The) ....................   31,100     3,070,503
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.5%
  Citigroup, Inc. ....................................   63,940     3,103,648
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
PHARMACEUTICALS--7.2%
  Forest Laboratories, Inc. (b) ......................   47,610   $ 2,942,298
  Pfizer, Inc. .......................................   98,400     3,476,472
                                                                  -----------
                                                                    6,418,770
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--3.3%
  Applied Materials, Inc. (b) ........................  128,870     2,893,132
                                                                  -----------
SEMICONDUCTORS--7.1%
  Intel Corp. ........................................  112,470     3,621,534
  Linear Technology Corp. ............................   64,170     2,699,632
                                                                  -----------
                                                                    6,321,166
                                                                  -----------
SOFT DRINKS--3.0%
  Coca-Cola Co. (The) ................................   52,400     2,659,300
                                                                  -----------
SYSTEMS SOFTWARE--7.7%
  Microsoft Corp. ....................................  135,030     3,718,726
  VERITAS Software Corp. (b) .........................   84,400     3,136,304
                                                                  -----------
                                                                    6,855,030
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $69,180,493) ...............................    82,634,727
                                                                  -----------
FOREIGN COMMON STOCKS--3.4%
COMMUNICATIONS EQUIPMENT--3.4%
  Nokia Oyj ADR (Finland) ............................  179,800     3,056,600
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,969,535) ................................     3,056,600
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--96.6%
  (Identified cost $72,150,028) ...............................    85,691,327
                                                                  -----------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)
                                           -----------    -----
SHORT-TERM OBLIGATIONS--7.7%
FEDERAL AGENCY SECURITIES--3.1%
  Freddie Mac 1.01%, 1/15/04 ........................    $2,740     2,738,923
                                                                  -----------
COMMERCIAL PAPER--4.6%
  Emerson Electric Co. 0.95%, 1/2/04 ......     A-1       2,565     2,564,932
  Deluxe Corp. 1.07%, 1/7/04 ..............     A-1       1,545     1,544,725
                                                                  -----------
                                                                    4,109,657
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $6,848,580) ................................     6,848,580
                                                                  -----------
TOTAL INVESTMENTS--104.3%
  (Identified cost $78,998,608) ...............................    92,539,907(a)
  Other assets and liabilities, net--(4.3)% ...................    (3,828,053)
                                                                  -----------
NET ASSETS--100.0% ............................................   $88,711,854
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,594,439 and gross depreciation of $53,140 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $78,998,608.
(b) Non-income producing.


                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $78,998,608) ....................................................    $  92,539,907
Receivables
  Dividends and interest ........................................................................................           56,928
  Fund shares sold ..............................................................................................           20,783
Prepaid expenses ................................................................................................            1,195
                                                                                                                     -------------
    Total assets ................................................................................................       92,618,813
                                                                                                                     -------------
LIABILITIES
Cash overdraft ..................................................................................................              293
Payables
  Investment securities purchased ...............................................................................        3,511,529
  Fund shares repurchased .......................................................................................          261,959
  Investment advisory fee .......................................................................................           55,814
  Financial agent fee ...........................................................................................            7,712
  Administration fee ............................................................................................            5,730
  Trustees' fee .................................................................................................            2,360
Accrued expenses ................................................................................................           61,562
                                                                                                                     -------------
    Total liabilities ...........................................................................................        3,906,959
                                                                                                                     -------------
NET ASSETS ......................................................................................................    $  88,711,854
                                                                                                                     =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................    $ 175,970,945
  Accumulated net realized loss .................................................................................     (100,800,390)
  Net unrealized appreciation ...................................................................................       13,541,299
                                                                                                                     -------------
NET ASSETS ......................................................................................................    $  88,711,854
                                                                                                                     =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................        9,058,658
                                                                                                                     =============
Net asset value and offering price per share ....................................................................            $9.79
                                                                                                                             =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................      $   565,866
  Interest ......................................................................................................           40,921
  Foreign taxes withheld ........................................................................................           (6,752)
                                                                                                                       -----------
    Total investment income .....................................................................................          600,035
                                                                                                                       -----------
EXPENSES
  Investment advisory fee .......................................................................................          588,818
  Financial agent fee ...........................................................................................           85,944
  Administration fee ............................................................................................           60,452
  Printing ......................................................................................................           42,290
  Professional ..................................................................................................           18,086
  Custodian .....................................................................................................           14,290
  Trustees ......................................................................................................            5,931
  Miscellaneous .................................................................................................           11,663
                                                                                                                       -----------
    Total expenses ..............................................................................................          827,474
    Custodian fees paid indirectly ..............................................................................             (115)
                                                                                                                       -----------
    Net expenses ................................................................................................          827,359
                                                                                                                       -----------
NET INVESTMENT LOSS .............................................................................................         (227,324)
                                                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................        2,771,391
  Net change in unrealized appreciation (depreciation) on investments ...........................................       22,097,657
                                                                                                                       -----------
NET GAIN ON INVESTMENTS .........................................................................................       24,869,048
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................      $24,641,724
                                                                                                                       ===========

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED       YEAR ENDED
                                                                                                       12/31/03         12/31/02
                                                                                                     ------------     ------------
FROM OPERATIONS
  Net investment income (loss) ..................................................................    $   (227,324)    $   (413,872)
  Net realized gain (loss) ......................................................................       2,771,391      (27,096,470)
  Net change in unrealized appreciation (depreciation) ..........................................      22,097,657      (17,453,053)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................      24,641,724      (44,963,395)
                                                                                                     ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,510,838 and 1,647,667 shares, respectively) ..................      12,676,869       14,762,286
  Cost of shares repurchased (2,468,624 and 4,398,624 shares, respectively) .....................     (20,070,992)     (38,430,859)
                                                                                                     ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................................      (7,394,123)     (23,668,573)
                                                                                                     ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................................      17,247,601      (68,631,968)
NET ASSETS
  Beginning of period ...........................................................................      71,464,253      140,096,221
                                                                                                     ------------     ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $0, RESPECTIVELY) ...........................................................................    $ 88,711,854     $ 71,464,253
                                                                                                     ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                               ---------------------------------------------------
                                                                                2003       2002        2001        2000      1999
                                                                               ------     ------      ------      ------    ------
Net asset value, beginning of period ......................................    $ 7.13     $10.97      $15.52      $20.21    $15.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............................................     (0.02)(2)  (0.04)(2)   (0.04)(2)   (0.07)(2)    --
  Net realized and unrealized gain (loss) .................................      2.68      (3.80)      (4.15)      (2.20)     8.19
                                                                               ------     ------      ------      ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ......................................      2.66      (3.84)      (4.19)      (2.27)     8.19
                                                                               ------     ------      ------      ------    ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ...................................        --         --       (0.36)      (2.42)    (2.91)
  Tax return of capital ...................................................        --         --          --          --     (0.47)
                                                                               ------     ------      ------      ------    ------
    TOTAL DISTRIBUTIONS ...................................................        --         --       (0.36)      (2.42)    (3.38)
                                                                               ------     ------      ------      ------    ------
CHANGE IN NET ASSET VALUE .................................................      2.66      (3.84)      (4.55)      (4.69)     4.81
                                                                               ------     ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD ............................................    $ 9.79     $ 7.13      $10.97      $15.52    $20.21
                                                                               ======     ======      ======      ======    ======
Total return ..............................................................     37.26%    (34.98)%    (27.36)%    (11.46)%   54.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .....................................   $88,712    $71,464    $140,096    $203,517  $177,351
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ......................................................      1.05%(1)   1.00%(1)    0.96%(1)    0.92%     0.97%
  Net investment income (loss) ............................................     (0.29)%    (0.41)%     (0.30)%     (0.32)%   (0.18)%
Portfolio turnover ........................................................       101%       128%        162%        118%      150%

(1) The ratio of operating  expenses to average net assets  excludes the effect of expense offsets from custodian fees; if expense offsets were included, the ratio would not significantly differ.
(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital growth.

Q: HOW DID THE SERIES PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended December 31, 2003, the series outperformed both its style specific benchmark, the Russell 2000(R) Growth Index 1, returning 53.38% versus 48.54% for the Russell 2000(R) Growth Index 1 and the broad based S&P 500(R) Index 2, returning 28.71%. All performance figures assume reinvestment of distribution. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Following three years of negative returns, equity markets enjoyed their first positive year since 1999. Economic recovery took hold, fueled by low interest rates, low inflation and rising corporate profits, increasing investor confidence in equity markets. During the year, investors remained steadfast, shaking off first-quarter weakness brought on by fears over military action in Iraq and various scandals, including the Freddie Mac accounting probe, New York State Attorney General Eliot Spitzer's inquiry into market timing at several prominent mutual fund companies, and the NYSE pay scandal. In this environment, higher-beta stocks, which are more volatile than the market and smaller-cap issues, posted particularly strong gains. Broad market gains continued throughout the fourth quarter as all major sectors posted positive overall returns, small-cap stocks outperformed large-cap stocks, driving market returns higher. Historically, small-caps have outperformed large-cap stocks in the initial phases of economic recovery.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE?

A: Over the course of 2003, returns benefited from strong stock selection in the consumer discretionary, financial services and technology sectors. Our overweight in consumer discretionary, along with our underweight in technology, which fell out of our bottom-up portfolio construction process, created a modest drag on returns. Within consumer discretionary, our education services and gaming holdings drove the sector returns higher, aiding relative return comparisons. Semiconductor exposure in both technology and producer durables also contributed to gains. The industry has benefited from increased demand for consumer electronics devices resulting in a recovery in semiconductor industry. Earnings at these companies have accelerated rapidly, given their leverage to semiconductor demand.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We believe that small-cap stocks will benefit, albeit to a lesser extent than what occurred in 2003, as economic recovery continues to unfold. Since we build our portfolio from the bottom-up, on a stock-by-stock basis, macro economic forecasts are not essential to our success. Given the appreciation in small-cap growth stocks over the last year, we feel that it is essential that we remain disciplined within our portfolio construction process in order to provide strong returns for our clients. We continue to find attractive investment candidates in the semiconductor and semiconductor-related areas as the supply/demand dynamics and enormous operating leverage are contributing to the fundamental strength of many companies. As a result, we are heavily invested in these segments. Additionally we feel our exposure in education services and gaming will be the primary drivers in the consumer discretionary sector. While sector weightings are a fall-out of our bottom-up stock selection process, we enter the new year overweight in consumer discretionary (albeit less so than at the end of the third quarter) and in the combined producer durables/technology sectors. In contrast, we are underweight in the health care and materials sectors. Stocks of small or small emerging companies may have less liquidity than those of larger, established companies and may be subject to greater price volatility and risk than the overall stock market.

                                                                 JANUARY 1, 2004


The  preceding  information  is  the  opinion  of  portfolio  management.   Past
performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


1 The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell
  Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                        FROM
                                                                      INCEPTION
                                                                     8/12/02 TO
                                                           1 YEAR     12/31/03
--------------------------------------------------------------------------------
  Research Small-Cap Growth Series                         53.38%       36.98%
--------------------------------------------------------------------------------
  Russell 2000(R) Growth Index 1                           48.54%       33.91%
--------------------------------------------------------------------------------
  S&P 500(R) Index 2                                       28.71%       18.29%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Please visit PhoenixWM.com for performance data current to the most recent month-end. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             Research Small-Cap         Russell 2000(R)
                Growth Series            Growth Index 1       S&P 500(R) Index 2
8/12/02            $10,000                   $10,000                 $10,000
12/31/02           $10,085                   $10,092                  $9,806
12/31/03           $15,468                   $14,990                 $12,622


1 The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell
  Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

2 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes.

  The  indexes  are  not  available  for  direct  investment;   therefore  their
  performance  does  not  reflect  the  expenses   associated  with  the  active
  management of an actual portfolio.

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                         SHARES      VALUE
                                                         ------   -----------
COMMON STOCKS--94.5%
APPLICATION SOFTWARE--3.6%
  Autodesk, Inc. .....................................    3,564   $    87,603
  Epicor Software Corp. (b) ..........................    6,200        79,112
  Kronos, Inc. (b) ...................................    5,090       201,615
  Quest Software, Inc. (b) ...........................    7,235       102,737
                                                                  -----------
                                                                      471,067
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--1.2%
  Affiliated Managers Group, Inc. (b) ................    2,149       149,549
                                                                  -----------
BIOTECHNOLOGY--2.8%
  Alexion Pharmaceuticals, Inc. (b) ..................    3,048        51,877
  Alkermes, Inc. (b) .................................    7,668       103,518
  Martek Bioscience Corp. (b) ........................    1,334        86,670
  Neurocrine Biosciences, Inc. (b) ...................      900        49,086
  Telik, Inc. (b) ....................................    3,300        75,933
                                                                  -----------
                                                                      367,084
                                                                  -----------
BROADCASTING & CABLE TV--0.9%
  Entravision Communications Corp. Class A (b) .......   10,887       120,846
                                                                  -----------
CASINOS & GAMING--8.1%
  Alliance Gaming Corp. (b) ..........................   15,943       392,995
  Boyd Gaming Corp. ..................................   14,049       226,751
  International Game Technology ......................    2,702        96,461
  Mandalay Resort Group ..............................    2,669       119,358
  Shuffle Master, Inc. (b) ...........................    3,041       105,280
  Station Casinos, Inc. ..............................    3,907       119,671
                                                                  -----------
                                                                    1,060,516
                                                                  -----------
COMMUNICATIONS EQUIPMENT--5.8%
  Anaren, Inc. (b) ...................................    6,625        93,545
  Avocent Corp. (b) ..................................    6,616       241,616
  Polycom, Inc. (b) ..................................   14,542       283,860
  SpectraLink Corp. ..................................    7,131       136,701
                                                                  -----------
                                                                      755,722
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.6%
  Mobility Electronics, Inc. (b) .....................   14,400       128,751
  SanDisk Corp. (b) ..................................    1,331        81,377
                                                                  -----------
                                                                      210,128
                                                                  -----------
CONSUMER ELECTRONICS--2.4%
  Harman International Industries, Inc. ..............    4,256       314,859
                                                                  -----------
CONSUMER FINANCE--0.6%
  Nelnet, Inc. Class A (b) ...........................    3,200        71,680
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--5.8%
  Career Education Corp. (b) .........................    5,338       213,894
  Corinthian Colleges, Inc. (b) ......................    1,700        94,452
  CoStar Group, Inc. (b) .............................    1,000        41,680
  Kroll, Inc. (b) ....................................    7,703       200,278
  Sylvan Learning Systems, Inc. (b) ..................    6,907       198,852
                                                                  -----------
                                                                      749,156
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.2%
  Aeroflex, Inc. (b) .................................   13,676       159,872
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
  KEMET Corp. (b) ....................................    8,183       112,025
                                                                  -----------
GENERAL MERCHANDISE STORES--0.9%
  99 Cents Only Stores (b) ...........................    4,300       117,089
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
HEALTH CARE EQUIPMENT--2.4%
  Respironics, Inc. (b) ..............................    4,979   $   224,503
  Zoll Medical Corp. (b) .............................    2,373        84,194
                                                                  -----------
                                                                      308,697
                                                                  -----------
HEALTH CARE FACILITIES--0.9%
  United Surgical Partners International, Inc. (b) ...    3,580       119,858
                                                                  -----------
HEALTH CARE SERVICES--4.9%
  Advisory Board Co. (The) (b) .......................    3,541       123,616
  Amedisys, Inc. (b) (c) (d) (e) .....................    6,100        80,454
  Caremark Rx, Inc. (b) ..............................    6,880       174,271
  Cerner Corp. (b) ...................................    4,700       177,895
  Psychiatric Solutions, Inc. (b) ....................    4,000        83,600
                                                                  -----------
                                                                      639,836
                                                                  -----------
HEALTH CARE SUPPLIES--0.7%
  Fisher Scientific International, Inc. (b) ..........    2,200        91,014
                                                                  -----------
HOME IMPROVEMENT RETAIL--0.2%
  Kirkland's, Inc. (b) ...............................    1,715        30,287
                                                                  -----------
INDUSTRIAL MACHINERY--2.7%
  Esco Technologies, Inc. (b) ........................    8,045       351,164
                                                                  -----------
INTERNET RETAIL--0.4%
  RedEnvelope, Inc. (b) ..............................    3,100        51,770
                                                                  -----------
INTERNET SOFTWARE & SERVICES--3.4%
  Ask Jeeves, Inc. (b) ...............................    5,419        98,192
  Autobytel, Inc. (b) ................................    2,960        26,877
  Autobytel, Inc. (b) ................................    7,657        69,526
  eCollege.Com (b) ...................................    7,729       142,677
  Opsware, Inc. (b) ..................................   13,520       100,048
                                                                  -----------
                                                                      437,320
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--2.0%
  Jefferies Group, Inc. ..............................    5,470       180,620
  Knight Trading Group, Inc. (b) .....................    5,613        82,174
                                                                  -----------
                                                                      262,794
                                                                  -----------
MANAGED HEALTH CARE--3.3%
  Amerigroup Corp. (b) ...............................    2,729       116,392
  Coventry Health Care, Inc. (b) .....................    3,929       253,381
  Molina Healthcare, Inc. (b) ........................    2,382        60,098
                                                                  -----------
                                                                      429,871
                                                                  -----------
OIL & GAS DRILLING--1.2%
  Patterson-UTI Energy, Inc. (b) .....................    4,628       152,354
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--2.8%
  Grant Prideco, Inc. (b) ............................    7,599        98,939
  Maverick Tube Corp. (b) ............................    4,700        90,475
  Tidewater, Inc. ....................................    3,351       100,128
  W-H Energy Services, Inc. (b) ......................    4,800        77,760
                                                                  -----------
                                                                      367,302
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Newfield Exploration Co. (b) .......................    1,991        88,679
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.8%
  CapitalSource, Inc. (b) ............................    4,982       108,010
                                                                  -----------
PHARMACEUTICALS--2.8%
  Medicines Co. (The) (b) ............................    7,959       234,472
  MGI Pharma, Inc. (b) ...............................    1,800        74,070
  Pharmion Corp. (b) .................................    3,400        51,850
                                                                  -----------
                                                                      360,392
                                                                  -----------

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES

                                                         SHARES      VALUE
                                                         ------   -----------
REGIONAL BANKS--3.8%
  East West Bancorp, Inc. ............................    2,111   $   113,319
  Greater Bay Bancorp ................................    3,334        94,952
  South Financial Group, Inc. (The) ..................    3,844       107,094
  Southwest Bancorp of Texas, Inc. ...................    2,107        81,857
  Texas Capital Banshares, Inc. (b) ..................    6,966       100,742
                                                                  -----------
                                                                      497,964
                                                                  -----------
RESTAURANTS--1.3%
  Chang's (P.F.) China Bistro, Inc. (b) ..............    1,700        86,496
  Krispy Kreme Doughnuts, Inc. (b) ...................    2,180        79,788
                                                                  -----------
                                                                      166,284
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--11.9%
  Asyst Technologies, Inc. (b) .......................    9,500       164,825
  ATMI, Inc. (b) .....................................    4,871       112,715
  August Technology Corp. (b) ........................    4,651        86,276
  Axcelis Technologies, Inc. (b) .....................   19,916       203,542
  Brooks Automation, Inc. (b) ........................    8,016       193,747
  Helix Technology Corp. .............................    6,750       138,915
  Kulicke and Soffa Industries, Inc. (b) .............   11,059       159,028
  Lam Research Corp. (b) .............................    6,589       212,825
  NPTest Holding Corp. (b) ...........................    6,000        66,240
  Teradyne, Inc. (b) .................................    4,500       114,525
  Varian Semiconductor Equipment Associates, Inc. (b)     2,350       102,671
                                                                  -----------
                                                                    1,555,309
                                                                  -----------
SEMICONDUCTORS--7.2%
  Artisan Components, Inc. (b) .......................    3,648        74,784
  Cypress Semiconductor Corp. (b) ....................    9,336       199,417
  Integrated Silicon Solution, Inc. (b) ..............   11,852       185,721
  International Rectifier Corp. (b) ..................    5,010       247,544
  ON Semiconductor Corp. (b) .........................   11,900        76,755
  Silicon Storage Technology, Inc. (b) ...............   14,252       156,772
                                                                  -----------
                                                                      940,993
                                                                  -----------
SPECIALTY STORES--1.4%
  Linens 'n Things, Inc. (b) .........................    2,500        75,200
  Pier 1 Imports, Inc. ...............................    4,905       107,223
                                                                  -----------
                                                                      182,423
                                                                  -----------
SYSTEMS SOFTWARE--0.5%
  Embarcadero Technologies, Inc. (b) .................    3,907        62,317
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--1.3%
  New York Community Bancorp, Inc. ...................    4,463       169,817
                                                                  -----------
TRUCKING--1.2%
  Quality Distribution, Inc. (b) .....................    3,500        68,425
  Sirva, Inc. (b) ....................................    4,800        93,792
                                                                  -----------
                                                                      162,217
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
  American Tower Corp. Class A (b) ...................   10,639       115,114
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $10,407,372) ...............................    12,311,379
                                                                  -----------


                                                         SHARES      VALUE
                                                         ------   -----------
FOREIGN COMMON STOCKS--1.9%
SEMICONDUCTORS--1.9%
  O2Micro International Ltd. (United States) (b) .....   10,907   $   244,316
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $179,015) ..................................       244,316
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--96.4%
  (Identified cost $10,586,387) ...............................    12,555,695
                                                                  -----------


                                              STANDARD
                                              & POOR'S     PAR
                                               RATING     VALUE
                                             (UNAUDITED)  (000)
                                             -----------  -----
SHORT-TERM OBLIGATIONS--5.8%
COMMERCIAL PAPER--5.8%
  General Electric Capital Corp. 1.03%,
    1/6/04 ................................      A-1+      $269       268,962
  Merrill Lynch & Co. 1.04%, 1/6/04 .......      A-1        488       487,929
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $756,891) ..................................       756,891
                                                                  -----------
TOTAL INVESTMENTS--102.2%
  (Identified cost $11,343,278) ...............................    13,312,586(a)
  Other assets and liabilities, net--(2.2)% ...................      (286,606)
                                                                  -----------
NET ASSETS--100.0% ............................................   $13,025,980
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,118,687 and gross depreciation of $204,492 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $11,398,391.
(b) Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2003, this security amounted to a value of $80,454 or 0.6% of net assets.
(d) Illiquid. At December 31, 2003, this security amounted to a value of $80,454 or 0.6% of net assets.


                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investment securities at value (Identified cost $11,343,278) ....................................................      $13,312,586
Cash ............................................................................................................          191,445
Receivables
  Fund shares sold ..............................................................................................          202,111
  Investment securities sold ....................................................................................           40,249
  Dividends .....................................................................................................              557
Prepaid expenses ................................................................................................               94
                                                                                                                       -----------
    Total assets ................................................................................................       13,747,042
                                                                                                                       -----------
LIABILITIES
Payables
  Investment securities purchased ...............................................................................          594,997
  Fund shares repurchased .......................................................................................           63,743
  Professional fee ..............................................................................................           30,042
  Printing fee ..................................................................................................           12,690
  Investment advisory fee .......................................................................................            4,021
  Financial agent fee ...........................................................................................            3,791
  Trustees' fee .................................................................................................            2,360
  Administration fee ............................................................................................              797
Accrued expenses ................................................................................................            8,621
                                                                                                                       -----------
    Total liabilities ...........................................................................................          721,062
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $13,025,980
                                                                                                                       ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............................................................      $10,826,292
  Accumulated net realized gain .................................................................................          230,380
  Net unrealized appreciation ...................................................................................        1,969,308
                                                                                                                       -----------
NET ASSETS ......................................................................................................      $13,025,980
                                                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ................................          890,017
                                                                                                                       ===========
Net asset value and offering price per share ....................................................................           $14.64
                                                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends .....................................................................................................       $   14,621
  Interest ......................................................................................................            3,005
                                                                                                                        ----------
    Total investment income .....................................................................................           17,626
                                                                                                                        ----------
EXPENSES
  Investment advisory fee .......................................................................................           58,790
  Financial agent fee ...........................................................................................           40,921
  Administration ................................................................................................            5,326
  Custodian .....................................................................................................           66,162
  Professional ..................................................................................................           30,371
  Printing ......................................................................................................           22,473
  Trustees ......................................................................................................            5,931
  Miscellaneous .................................................................................................           11,336
                                                                                                                        ----------
    Total expenses ..............................................................................................          241,310
    Less expenses borne by investment adviser ...................................................................         (172,139)
    Custodian fees paid indirectly ..............................................................................               (6)
                                                                                                                        ----------
    Net expenses ................................................................................................           69,165
                                                                                                                        ----------
NET INVESTMENT LOSS .............................................................................................          (51,539)
                                                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................................................................          958,626
  Net change in unrealized appreciation (depreciation) on investments ...........................................        1,973,661
                                                                                                                        ----------
NET GAIN ON INVESTMENTS .........................................................................................        2,932,287
                                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................       $2,880,748
                                                                                                                        ==========

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                      FROM INCEPTION
                                                                                                         YEAR ENDED     8/12/02 TO
                                                                                                          12/31/03       12/31/02
                                                                                                         -----------  --------------
FROM OPERATIONS
  Net investment income (loss) ........................................................................  $   (51,539)   $   (4,084)
  Net realized gain (loss) ............................................................................      958,626         4,179
  Net change in unrealized appreciation (depreciation) ................................................    1,973,661        (4,353)
                                                                                                         -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................................    2,880,748        (4,258)
                                                                                                         -----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains .......................................................................     (633,538)           --
  Net realized long-term capital gains ................................................................      (43,264)           --
                                                                                                         -----------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................................     (676,802)           --
                                                                                                         -----------    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,023,094 and 196,771 shares, respectively) ..........................   13,421,024     1,988,937
  Net asset value of shares issued from reinvestment of distributions (46,102 and 0 shares,
    respectively) .....................................................................................      676,802            --
  Cost of shares repurchased (374,691 and 1,259 shares, respectively) .................................   (5,247,488)      (12,983)
                                                                                                         -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................................    8,850,338     1,975,954
                                                                                                         -----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................................   11,054,284     1,971,696
                                                                                                         -----------    ----------
NET ASSETS
  Beginning of period .................................................................................    1,971,696            --
                                                                                                         -----------    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) ............  $13,025,980    $1,971,696
                                                                                                         ===========    ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               FROM INCEPTION
                                                 YEAR ENDED      8/12/02 TO
                                                  12/31/03        12/31/02
                                                 ----------    --------------
Net asset value, beginning of period ...........   $10.08          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................    (0.10)(5)       (0.02)(5)
  Net realized and unrealized gain (loss) ......     5.49            0.10
                                                   ------          ------
    TOTAL FROM INVESTMENT OPERATIONS ...........     5.39            0.08
                                                   ------          ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ........    (0.83)             --
                                                   ------          ------
    TOTAL DISTRIBUTIONS ........................    (0.83)             --
                                                   ------          ------
CHANGE IN NET ASSET VALUE ......................     4.56            0.08
                                                   ------          ------
NET ASSET VALUE, END OF PERIOD .................   $14.64          $10.08
                                                   ======          ======
Total return ...................................    53.38%           0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........  $13,026          $1,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ........................     1.00%(4)        1.00%(2)(4)
  Net investment income (loss) .................    (0.75)%         (0.62)%(2)
Portfolio turnover .............................      180%             62%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.49% and 9.33% for the periods ended December 31, 2003 and 2002, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Computed using average shares outstanding.


                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1--ORGANIZATION
    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

    The Fund is comprised of 33 series (each a "series") each having a distinct investment objective as outlined below:

  FUND NAME                                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series ("Aberdeen International")           High total return consistent with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Mid-Cap Equity Series ("AIM Mid-Cap Equity")                   Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Enhanced Index Series                           High total return.
  ("Alliance/Bernstein Enhanced Index") (formerly Phoenix-J.P. Morgan
  Research Enhanced Index Series)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series                           Long-term capital growth.
  ("Alliance/Bernstein Growth + Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series                        Capital appreciation and income with approximately
  ("Duff & Phelps Real Estate Securities")                                   equal emphasis.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series ("Engemann                          Intermediate and long-term capital appreciation with
  Capital Growth")                                                           income as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                             Long-term growth of capital.
  ("Engemann Small & Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                                        As high a level of current income as is consistent with
  ("Goodwin Money Market")                                                   the preservation of capital and maintenance of
                                                                             liquidity.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series                           Long-term total return.
  ("Goodwin Multi-Sector Fixed Income")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Short Term Bond Series                        To provide high current income while attempting to
  ("Goodwin Multi-Sector Short Term Bond")                                   limit changes in the series' net asset value per share
                                                                             caused by interest rate changes.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                       Maximum total return consistent with preservation of
  ("Janus Flexible Income")                                                  capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Rising Dividends Series ("Kayne Rising Dividends")           Long-term capital appreciation with dividend income as
  (formerly Phoenix-Kayne Large-Cap Core Series)                             a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Small-Cap Quality Value Series ("Kayne                       Long-term capital appreciation with dividend income as
  Small-Cap Quality Value")                                                  a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard International Equity Select Series                          Long-term capital appreciation.
  ("Lazard International Equity Select")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard Small-Cap Value Series ("Lazard Small-Cap Value")           Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard U.S. Multi-Cap Series ("Lazard U.S. Multi-Cap")             Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Bond-Debenture Series                                  High current income and long-term capital appreciation
  ("Lord Abbett Bond-Debenture")                                             to produce a high total return.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Large-Cap Value Series                                 Capital appreciation with income as a secondary
  ("Lord Abbett Large-Cap Value")                                            consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Mid-Cap Value Series ("Lord Abbett Mid-Cap Value")     Capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Growth Stock Series                                  Long-term growth of capital and future income rather
  ("MFS Investors Growth Stock") (formerly Phoenix-Janus Growth              than current income.
  Stock Series)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series ("MFS Investors Trust")                 Long-term growth of capital; secondarily to provide
                                                                             reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series ("MFS Value")                                     Capital appreciation and reasonable income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Northern Dow 30 Series ("Northern Dow 30")                         Track the total return of the Dow Jones Industrial
  (formerly Phoenix-Deutsche Dow 30 Series)                                  Average(SM) before series expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Northern Nasdaq-100 Index(R) Series                                Track the total return of the NASDAQ-100 Index(R)
  ("Northern Nasdaq-100 Index(R)")                                           before series expenses.
  (formerly Phoenix-Deutsche Nasdaq-100 Index(R) Series)
------------------------------------------------------------------------------------------------------------------------------------

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              DECEMBER 31, 2003

  FUND NAME                                                                  INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst  Growth and Income Series                                 Dividend growth, current income and capital
  ("Oakhurst Growth and Income")                                             appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series                               High total return over an extended period of time
  ("Oakhurst Strategic Allocation")                                          consistent with prudent investment risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Value Equity Series ("Oakhurst Value Equity")             Long-term capital appreciation with current income as a
  (formerly Phoenix-Hollister Value Equity Series)                           secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                              Long-term capital growth through investment in equity
  ("Sanford Bernstein Global Value")                                         securities of foreign and U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                             Long-term capital appreciation with current income as a
  ("Sanford Bernstein Mid-Cap Value")                                        secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series                           Long-term capital appreciation by investing primarily
  ("Sanford Bernstein Small-Cap Value")                                      in small-capitalization stocks that appear to be
                                                                             undervalued with current income as a secondary
                                                                             consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                       Capital appreciation.
  ("Seneca Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                                      Long-term capital appreciation.
  ("Seneca Strategic Theme")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-State Street Research Small-Cap Growth Series                      Long-term capital growth.
  ("State Street Research Small-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  SECURITY VALUATION
    Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees.

    Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

    Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2003, the total value of these securities represented approximately the following percentage of net assets:

      SERIES                                            PERCENTAGE OF NET ASSETS
      ------                                            ------------------------
      Goodwin Multi-Sector Fixed Income ..............             1.9%
      Goodwin Multi-Sector Short Term Bond ...........             3.1

B.  SECURITY TRANSACTIONS AND RELATED INCOME
    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  REIT INVESTMENTS
    With respect to Duff & Phelps Real Estate Securities, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actuals are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

D.  INCOME TAXES
    Each series is treated as a separate taxable entity. It is the policy of each series to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

E.  DISTRIBUTIONS TO SHAREHOLDERS
    Distributions are recorded by each series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F.  FOREIGN CURRENCY TRANSLATION
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The series do not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G.  FORWARD CURRENCY CONTRACTS
    Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

H.  FUTURES CONTRACTS
    A futures contract is an agreement between two parties to buy and sell a security at a set price on future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

I.  EXPENSES
    Expenses incurred by the Fund with respect to any two or more series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more fairly made.

J.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
    Certain series may engage in when-issued or delayed delivery transactions. The series records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.  LOAN AGREEMENTS
    Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A series' investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

L.  REPURCHASE AGREEMENTS
    A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

M. DEBT INDEX SECURITIES, TARGETED RETURN INDEX SECURITIES AND TRADED CUSTODY RECEIPTS
    Certain series invest in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the baskets, the series has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the series.

    Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging market debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the series receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral are set aside by the series' custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the series will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the series will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the series would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

    Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index, which is a component of the Lehman Brothers U.S. Aggregate Index.

    Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of benchmark U.S. corporate bonds.

N.  FOREIGN SECURITY COUNTRY DETERMINATION
    A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
    The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), and Duff & Phelps Investment Management Co. ("DPIM"). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

                                                                                   RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                                             ADVISOR      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                                             -------     --------------    -------------     -------------
    Aberdeen International .........................................     PIC             0.75%            0.70%             0.65%
    AIM Mid-Cap Equity .............................................     PVA             0.85             0.85              0.85
    Alliance/Bernstein Enhanced Index ..............................     PVA             0.45             0.45              0.45
    Alliance/Bernstein Growth + Value ..............................     PVA             0.85             0.85              0.85
    Engemann Capital Growth ........................................     PIC             0.70             0.65              0.60
    Engemann Small & Mid-Cap Growth ................................     PIC             0.90             0.90              0.90
    Goodwin Money Market ...........................................     PIC             0.40             0.35              0.30
    Goodwin Multi-Sector Fixed Income ..............................     PIC             0.50             0.45              0.40
    Goodwin Multi-Sector Short Term Bond ...........................     PIC             0.50(2)          0.45(2)           0.40(2)
    Janus Flexible Income ..........................................     PVA             0.80             0.80              0.80
    Kayne Rising Dividends .........................................     PIC             0.70             0.70              0.70
    Kayne Small-Cap Quality Value ..................................     PIC             0.90             0.90              0.90
    Lazard International Equity Select .............................     PVA             0.90             0.90              0.90
    Lazard Small-Cap Value .........................................     PVA             0.90             0.90              0.90
    Lazard U.S. Multi-Cap ..........................................     PVA             0.80             0.80              0.80
    Lord Abbett Bond-Debenture .....................................     PVA             0.75             0.75              0.75
    Lord Abbett Large-Cap Value ....................................     PVA             0.75             0.75              0.75
    Lord Abbett Mid-Cap Value ......................................     PVA             0.85             0.85              0.85
    MFS Investors Growth Stock .....................................     PVA             0.75(1)          0.75(1)           0.75(1)
    MFS Investors Trust ............................................     PVA             0.75             0.75              0.75
    MFS Value ......................................................     PVA             0.75             0.75              0.75
    Northern Dow 30 ................................................     PVA             0.35             0.35              0.35
    Northern Nasdaq-100 Index(R) ...................................     PVA             0.35             0.35              0.35
    Oakhurst Growth and Income .....................................     PIC             0.70             0.65              0.60
    Oakhurst Strategic Allocation ..................................     PIC             0.60             0.55              0.50
    Oakhurst Value Equity ..........................................     PIC             0.70             0.65              0.60

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                                                   RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES (CONTINUED)                                                 ADVISOR      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                                             -------     --------------    -------------     -------------
    Sanford Bernstein Global Value .................................     PVA             0.90             0.90              0.90
    Sanford Bernstein Mid-Cap Value ................................     PVA             1.05             1.05              1.05
    Sanford Bernstein Small-Cap Value ..............................     PVA             1.05             1.05              1.05
    Seneca Mid-Cap Growth ..........................................     PIC             0.80             0.80              0.80
    Seneca Strategic Theme .........................................     PIC             0.75             0.70              0.65
    State Street Research Small-Cap Growth .........................     PVA             0.85             0.85              0.85

                                                                                   RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
                                                                                     $1 BILLION       $1 BILLION        $2 BILLION
                                                                                   --------------    -------------     -------------
    Duff & Phelps Real Estate Securities ...........................     DPIM            0.75             0.70              0.65

    (1) Prior to February 14, 2003, the rate was 0.85.
    (2) Effective June 2, 2003, the advisor voluntarily agreed to waive its entire management fee of 0.50% for the Multi-Sector
        Short Term Bond Fund through May 31, 2004.

    Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

    SERIES                                                  SUBADVISOR
    ------                                                  ----------
    Aberdeen International                                  Aberdeen Fund Managers, Inc. ("Aberdeen")
    AIM Mid-Cap Equity                                      AIM Capital Management, Inc. ("AIM")
    Alliance/Bernstein Enhanced Index                       Alliance Capital Management L.P. ("Alliance")
    Alliance/Bernstein Growth + Value                       Alliance Capital Management L.P. ("Alliance")
    Engemann Capital Growth                                 Engemann Asset Management ("Engemann")
    Engemann Small & Mid-Cap Growth                         Engemann Asset Management ("Engemann")
    Janus Flexible Income                                   Janus Capital Management LLC ("Janus")
    Kayne Rising Dividends                                  Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
    Kayne Small-Cap Quality Value                           Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
    Lazard International Equity Select                      Lazard Asset Management LLC ("Lazard")
    Lazard Small-Cap Value                                  Lazard Asset Management LLC ("Lazard")
    Lazard U.S. Multi-Cap                                   Lazard Asset Management LLC ("Lazard")
    Lord Abbett Bond-Debenture                              Lord, Abbett & Co. LLC ("Lord Abbett")
    Lord Abbett Large-Cap Value                             Lord, Abbett & Co. LLC ("Lord Abbett")
    Lord Abbett Mid-Cap Value                               Lord, Abbett & Co. LLC ("Lord Abbett")
    MFS Investors Growth Stock                              Massachusetts Financial Services Company, Inc. ("MFS")
    MFS Investors Trust                                     Massachusetts Financial Services Company, Inc. ("MFS")
    MFS Value                                               Massachusetts Financial Services Company, Inc. ("MFS")
    Northern Dow 30                                         Northern Trust Investments, N.A. ("Northern")
    Northern Nasdaq-100 Index(R)                            Northern Trust Investments, N.A. ("Northern")
    Sanford Bernstein Global Value                          Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Mid-Cap Value                         Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Small Cap Value                       Alliance Capital Management L.P. ("Alliance")
    Seneca Mid-Cap Growth                                   Seneca Capital Management LLC ("Seneca")
    Seneca Strategic Theme                                  Seneca Capital Management LLC ("Seneca")
    State Street Research Small-Cap Growth                  State Street Research & Management Company ("State Street")

    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    PIC is an indirect wholly owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Engemann Asset Management is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Kayne Anderson Rudnick Investment Management, LLC and Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners, Ltd. in turn is an indirect wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX").

    PIC has engaged Aberdeen as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 15%.

    Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this series.

    Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Enhanced Index and Alliance/Bernstein Growth + Value. Alliance will manage the portion of these series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                      RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
    SERIES                                              $50 MILLION     $150 MILLION    $200 MILLION
    ------                                            --------------    -------------   -------------
    Alliance/Bernstein Enhanced Index ..............       0.225%           0.180%          0.135%

                                                      RATE FOR FIRST    RATE FOR NEXT   RATE FOR NEXT   RATE FOR NEXT  RATE FOR OVER
                                                        $20 MILLION      $20 MILLION     $20 MILLION     $40 MILLION   $100 MILLION
                                                      --------------    -------------   -------------   -------------  -------------
    Alliance/Bernstein Growth + Value ..............       0.90%            0.75%           0.60%           0.40%          0.30%

    On February 1, 2003, Alliance Capital Management L.P. ("Alliance") replaced J.P. Morgan Investment Management, Inc. as subadvisor for the Phoenix-J.P. Morgan Research Enhanced Index Series. The series was subsequently renamed Phoenix-Alliance/Bernstein Enhanced Index Series.

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these Series as follows:

                                                      RATE FOR FIRST    RATE FOR NEXT   RATE FOR NEXT   RATE FOR NEXT  RATE FOR OVER
    SERIES                                              $25 MILLION      $25 MILLION     $25 MILLION    $100 MILLION   $175 MILLION
    --------                                          --------------    -------------   -------------   -------------  -------------
    Sanford Bernstein Global Value (1) .............       0.65%            0.50%           0.45%           0.40%          0.30%
    Sanford Bernstein Mid-Cap Value (1) ............       0.80             0.60            0.60            0.60           0.60

                                                      RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
                                                        $10 MILLION      $10 MILLION     $20 MILLION
                                                      --------------    -------------   -------------
    Sanford Bernstein Small-Cap Value (1) ..........       1.00%            0.875%          0.75%

(1) The series are subadvised by the Bernstein Unit and receives a 10% reduction in fees for all or a portion of these series'
    assets when certain assets of the series exceed $10 million. A 10% reduction in fees is based upon the aggregate fees for
    Sanford Bernstein Global Value and Sanford Bernstein Small-Cap Value. As of December 31, 2003, the reduction is for Sanford
    Bernstein Global Value and Sanford Bernstein Small-Cap Value.

    Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth and Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann for Engemann Capital Growth based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

    Pursuant to a subadvisory agreement between PVA and Janus, Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to Janus Flexible Income. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of this series of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

    Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Rising Dividends and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for the Kayne Rising Dividends based on an annual percentage of the average daily net assets of 0.30% up to $800 million and 0.25% of such value in excess of $800 million; and for the Kayne Small-Cap Quality based on an annual percentage of the average daily net assets of 0.50% up to $200 million and 0.45% of such value in excess of $200 million.

    Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select, Lazard Small-Cap Value and Lazard U.S. Multi-Cap. For the services provided, PVA pays a monthly fee to Lazard for the Lazard International Equity Select based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.40% of such value in excess of $500 million; for the Lazard Small-Cap Value based on an annual percentage of the average daily net assets of 0.55% up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $500 million; and for the Lazard U.S. Multi-Cap based on an annual percentage of the average daily net assets of 0.38% up to $250 million and 0.35% of such value in excess of $250 million.

    Pursuant to a subadvisory agreement between PVA and Lord Abbett, Lord Abbett is the subadvisor and furnishes portfolio management services to Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value and Lord Abbett Mid-Cap Value. For the services provided, PVA pays a monthly fee to Lord Abbett for Lord Abbett Bond-Debenture based on an annual percentage of average daily net assets of 0.35% up to $250 million, 0.30% of such value between $250 million and $1 billion and 0.25% of such value in excess of $1 billion; for the Lord Abbett Large-Cap Value based on an annual percentage of the average daily net assets of 0.35% up to $600 million, 0.30% of such value between $600 million and $1.2 billion and 0.25% of such value in excess of $1.2 billion; and for the Lord Abbett Mid-Cap Value based on an annual percentage of the average daily net assets of 0.45% up to $200 million, 0.40% of such value between $200 million and $500 million and 0.375% of such value in excess of $500 million. Lord Abbett has voluntarily agreed to waive 0.05% of the subadvisory fee for Lord Abbett Mid-Cap Value received from PVA on the first $200 million until February 9, 2004.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    Pursuant to a subadvisory agreement between PVA and MFS, MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion. As of August 1, 2003, these rates became 0.40%, 0.375%, 0.35% and 0.25%, respectively.

    On February 1, 2003, Northern replaced Deutsche Asset Management, Inc. ("DAMI"), as subadvisor for Phoenix-Deutsche Dow 30 Series and Phoenix-Deutsche Nasdaq-100 Index(R) Series. The series were subsequently renamed Phoenix-Northern Dow 30 Series and Phoenix-Northern Nasdaq-100 Index(R) Series, respectively.

    Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Trust Dow 30 and Northern Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca with respect to Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

    Pursuant to a subadvisory agreement between PVA and State Street, State Street is the subadvisor and furnishes portfolio management services to State Street Research Small-Cap Growth. For the services provided, PVA pays a monthly fee to State Street based on an annual percentage of 0.45% the average daily net assets of this series.

    The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the period ended December 31, 2003, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                              MAXIMUM OPERATING
    SERIES                                                         EXPENSE
    --------                                                  -----------------

    Aberdeen International .................................         0.40%
    AIM Mid-Cap Equity .....................................         0.25
    Alliance/Bernstein Enhanced Index ......................         0.20
    Alliance/Bernstein Growth + Value ......................         0.25
    Duff & Phelps Real Estate Securities ...................         0.35
    Engemann Capital Growth ................................         0.25
    Engemann Small & Mid-Cap Growth ........................         0.35
    Goodwin Money Market ...................................         0.25
    Goodwin Multi-Sector Fixed Income ......................         0.25
    Goodwin Multi-Sector Short Term Bond ...................         0.20
    Janus Flexible Income ..................................         0.25
    Kayne Rising Dividends .................................         0.15
    Kayne Small-Cap Quality Value ..........................         0.15
    Lazard International Equity Select .....................         0.15
    Lazard Small-Cap Value .................................         0.15
    Lazard U.S. Multi-Cap ..................................         0.15
    Lord Abbett Bond-Debenture .............................         0.15
    Lord Abbett Large-Cap Value ............................         0.15
    Lord Abbett Mid-Cap Value ..............................         0.15
    MFS Investors Growth Stock .............................         0.25
    MFS Investors Trust ....................................         0.25
    MFS Value ..............................................         0.25
    Northern Dow 30 ........................................         0.25
    Northern Nasdaq-100 Index(R) ...........................         0.25
    Oakhurst Growth & Income ...............................         0.25
    Oakhurst Strategic Allocation ..........................         0.25
    Oakhurst Value Equity ..................................         0.25
    Sanford Bernstein Global Value .........................         0.25
    Sanford Bernstein Mid-Cap Value ........................         0.25
    Sanford Bernstein Small-Cap Value ......................         0.25
    Seneca Mid-Cap Growth ..................................         0.35
    Seneca Strategic Theme .................................         0.35
    State Street Research Small-Cap Growth .................         0.15

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the period ended December 31, 2003, the Fund paid PEPCO $2,736,214. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix-affiliated Funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.

    Pursuant to an Administration Agreement, Phoenix Life Insurance Company ("PLIC"), an indirect wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.077% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2003, the Fund paid PLIC $1,736,270. Effective January 1, 2004, the service fee is 0.08% of the average daily net assets of each series.

    For the period ended December 31, 2003, the Fund paid PXP Securities Corp., a wholly owned subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of it as follows:

                                                            COMMISSIONS PAID TO
                                                           PXP SECURITIES CORP.
                                                           --------------------
    Oakhurst Growth and Income .........................         $  1,916
    Oakhurst Strategic Allocation ......................          110,848
    Oakhurst Value Equity ..............................           81,476
    Seneca Strategic Theme .............................           37,822

    At December 31, 2003, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

    AIM Mid-Cap Equity ............................................  $ 3,553,065
    Alliance/Bernstein Growth + Value .............................    2,459,420
    Goodwin Multi-Sector Short Term Bond ..........................   10,242,190
    Kayne Rising Dividends ........................................      564,992
    Kayne Small-Cap Quality Value .................................      596,953
    Lazard International Equity Select ............................    1,221,852
    Lazard Small-Cap Value ........................................    4,009,560
    Lazard U.S. Multi-Cap .........................................    2,543,758
    Lord Abbett Bond-Debenture ....................................    2,461,718
    Lord Abbett Mid-Cap Value .....................................    1,223,633
    MFS Investors Growth Stock ....................................    6,001,523
    MFS Investors Trust ...........................................    2,954,166
    Northern Nasdaq-100 Index(R) ..................................    1,883,540
    Sanford Bernstein Global Value ................................    7,432,754
    State Street Research Small-Cap Growth ........................    2,280,179

NOTE 4--PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities during the period ended December 31, 2003, (excluding U.S. Government securities, short-term securities, futures contracts, swaps and forward currency contracts) aggregated to the following:

                                                       PURCHASES        SALES
                                                     ------------   ------------
    Aberdeen International ........................  $ 47,736,947   $ 58,397,464
    AIM Mid-Cap Equity ............................     5,530,849      3,476,825
    Alliance/Bernstein Enhanced Index .............    53,450,668     47,197,557
    Alliance/Bernstein Growth + Value .............     4,303,230      1,817,435
    Duff & Phelps Real Estate Securities ..........    21,401,694     18,112,125
    Engemann Capital Growth .......................   229,557,902    293,476,865
    Engemann Small & Mid-Cap Growth ...............    11,451,572      7,270,823
    Goodwin Multi-Sector Fixed Income .............   285,297,663    263,116,546
    Goodwin Multi-Sector Short Term Bond ..........    25,974,635      6,823,998
    Janus Flexible Income .........................    37,308,601     31,089,136
    Kayne Rising Dividends ........................    11,667,133      1,240,217
    Kayne Small-Cap Quality Value .................     3,542,206        941,609
    Lazard International Equity Select ............    22,041,052      1,024,755
    Lazard Small-Cap Value ........................     8,108,472      3,427,699
    Lazard U.S. Multi-Cap .........................     3,466,372      2,134,330
    Lord Abbett Bond-Debenture ....................    12,497,583      3,878,297
    Lord Abbett Large-Cap Value ...................    29,095,762      3,861,178
    Lord Abbett Mid-Cap Value .....................     8,261,183        991,759
    MFS Investors Growth Stock ....................   148,554,913    148,647,653
    MFS Investors Trust ...........................     6,856,792      4,818,543
    MFS Value .....................................    24,991,719     17,671,987

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    SECURITIES (CONTINUED)                             PURCHASES        SALES
     ---------                                       ------------   ------------
    Northern Dow 30 ...............................  $  9,950,929   $  6,892,198
    Northern Nasdaq-100 Index(R) ..................    11,880,740      2,523,920
    Oakhurst Growth and Income ....................    53,831,179     47,463,587
    Oakhurst Strategic Allocation .................   358,220,503    368,620,093
    Oakhurst Value Equity .........................   299,186,117    294,854,324
    Sanford Bernstein Global Value ................     5,206,228      2,431,714
    Sanford Bernstein Mid-Cap Value ...............    19,625,150     18,923,788
    Sanford Bernstein Small-Cap Value .............    12,630,877     12,634,720
    Seneca Mid-Cap Growth .........................    89,921,273     91,750,863
    Seneca Strategic Theme ........................    75,736,665     84,956,925
    State Street Research Small-Cap Growth ........    19,622,856     11,955,792

    There were no purchases or sales of such securities in Goodwin Money Market.

    Purchases and sales of long-term U.S. Government securities during the period ended December 31, 2003, aggregated the following:

                                                      PURCHASES        SALES
                                                     -----------     -----------
    Goodwin Multi-Sector Fixed Income .............  $13,021,694     $26,873,932
    Goodwin Multi-Sector Short Term Bond ..........    1,734,067         430,188
    Janus Flexible Income .........................   43,171,079      43,342,609
    Lord Abbett Bond-Debenture ....................      359,405         183,864
    MFS Investors Growth Stock ....................           --          66,695
    Oakhurst Strategic Allocation .................   15,507,248      21,815,664

NOTE 5--FORWARD CURRENCY CONTRACTS
    As of December 31, 2003, Janus Flexible Income has entered into the following forward currency contracts which contractually obligate the series to receive currency at the specified date:

                                                                                             NET UNREALIZED
    CONTRACT TO RECEIVE     IN EXCHANGE FOR    SETTLEMENT DATE          VALUE          APPRECIATION (DEPRECIATION)
    --------------------------------------------------------------------------------------------------------------
    USD  $1,049,695         EUR  915,000           3/26/04          $(1,147,258)               $(97,563)

    USD  United States Dollar
    EUR  Euro


NOTE 6--FUTURES CONTRACTS
    At December 31, 2003, the following series had entered into futures contracts as follows:

                                                                                             VALUE OF                      NET
                                                                                 NUMBER      CONTRACTS     MARKET      UNREALIZED
                                                                  EXPIRATION       OF          WHEN       VALUE OF    APPRECIATION
                                                                     DATE       CONTRACTS     OPENED      CONTRACTS  (DEPRECIATION)
                                                                  ----------    ---------    ---------    ---------  --------------
    Northern Dow 30
      Dow Jones Industrial Average Index ......................    March '04        8        $805,900      $833,200      $27,300

    Northern Nasdaq-100 Index(R)
      Nasdaq-100 Index ........................................    March '04       23         656,144       676,660       20,516

    Sanford Bernstein Global Value
      FTSE 100 Index ..........................................    March '04        1          75,616        77,848        2,232
      DJ Eur STOXX 50 Index ...................................    March '04        2          65,452        67,596        2,144

NOTE 7--CREDIT RISK AND CONCENTRATIONS
    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

    Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

    High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

NOTE 8--RESTRICTED SECURITIES
    At December 31, 2003, the Fund held the following restricted securities:

                                                                       ACQUISITION DATE   ACQUISITION COST
                                                                       ----------------   ----------------
    Janus Flexible Income
    ---------------------
        Candescent Technologies Corp. Cv. 144A 8%, 5/1/03 ............       3/6/00          $   40,000

    Oakhurst Strategic Allocation
    -----------------------------
        ITW Cupids Financial Trust I 144A 6.55%, 12/31/11 ............       4/18/02          1,996,980

    State Street Research Small-Cap Growth
    --------------------------------------
        Amedisys, Inc. ...............................................      11/20/03             73,200

    Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.


NOTE 9--FEDERAL INCOME TAX INFORMATION
    The following series have capital loss carryovers which may be used to offset future capital gains.

                                                                  EXPIRATION YEAR
                                          -----------------------------------------------------------
                                             2005       2006       2007         2008         2009
                                          ----------  --------  ----------   ----------  ------------
    Aberdeen International .............. $1,280,431  $     --  $       --  $   295,786  $ 26,725,829
    AIM Mid-Cap Equity ..................         --        --          --           --            --
    Alliance/Bernstein Enhanced Index ...         --        --          --           --     5,915,199
    Alliance/Bernstein Growth + Value ...         --        --          --           --            --
    Engemann Capital Growth .............     30,157   590,466   5,141,805   11,718,126   287,550,532
    Engemann Small & Mid-Cap Growth .....         --        --          --      302,334     1,838,456
    Goodwin Multi-Sector Fixed Income ...         --        --   5,353,161    6,659,630     4,980,791
    Goodwin Multi-Sector Short Term Bond          --        --          --           --            --
    MFS Investors Growth Stock ..........         --        --     574,679    6,196,948    18,423,160
    MFS Investors Trust .................         --        --          --           --            --
    MFS Value ...........................         --        --          --           --            --
    Northern Dow 30 .....................         --        --          --           --            --
    Northern Nasdaq-100 Index(R) ........         --        --          --       35,822       775,525
    Oakhurst Growth and Income ..........         --        --          --           --     3,195,522
    Oakhurst Strategic Allocation .......         --        --          --           --     5,639,688
    Oakhurst Value Equity ...............         --        --          --           --            --
    Sanford Bernstein Global Value ......         --        --          --           --            --
    Seneca Mid-Cap Growth ...............         --        --          --           --    20,367,702
    Seneca Strategic Theme ..............         --        --          --           --    73,480,758

                                                      EXPIRATION YEAR
                                          --------------------------------------
                                              2010         2011         TOTAL
                                          -----------  ------------ ------------
    Aberdeen International .............. $21,729,527  $19,740,631  $ 69,772,204
    AIM Mid-Cap Equity ..................      41,525           --        41,525
    Alliance/Bernstein Enhanced Index ...  15,534,573    7,723,071    29,172,843
    Alliance/Bernstein Growth + Value ...     462,448      303,453       765,901
    Engemann Capital Growth .............  73,263,809    5,973,373   384,268,268
    Engemann Small & Mid-Cap Growth .....   4,227,881      744,060     7,112,731
    Goodwin Multi-Sector Fixed Income ...   7,850,329           --    24,843,911
    Goodwin Multi-Sector Short Term Bond           --       18,992        18,992
    MFS Investors Growth Stock ..........  18,330,727   11,077,954    54,603,468
    MFS Investors Trust .................     326,812        6,486       333,298
    MFS Value ...........................     159,310           --       159,310
    Northern Dow 30 .....................     537,400           --       537,400
    Northern Nasdaq-100 Index(R) ........     542,317      931,918     2,285,582
    Oakhurst Growth and Income ..........  11,717,280    5,419,237    20,332,039
    Oakhurst Strategic Allocation .......  13,194,113           --    18,833,801
    Oakhurst Value Equity ...............  16,820,901           --    16,820,901
    Sanford Bernstein Global Value ......     441,697      174,094       615,791
    Seneca Mid-Cap Growth ...............  16,035,347           --    36,403,049
    Seneca Strategic Theme ..............  27,319,632           --   100,800,390

    Included in the Aberdeen International amounts are $2,547,074, which were acquired in connection with the merger of the Aberdeen New Asia Series on February 7, 2003.

    Included in the Engemann Capital Growth's amounts are $23,491,846, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

    Included in the MFS Investors Growth Stock's amounts (formerly Janus Growth Series) are $4,002,162; $3,586,175; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

    A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

    The following series utilized losses deferred in prior years against current year capital gains as follows:

    AIM Mid-Cap Equity ...........................................   $    73,907
    Goodwin Multi-Sector Fixed Income ............................    10,470,349
    Kayne Rising Dividends .......................................         1,272
    Lazard International Equity Select ...........................         6,382
    Lazard Small-Cap Value .......................................        34,138
    Lazard U.S. Multi-Cap ........................................        29,286
    Lord Abbett Large-Cap Value ..................................         1,853
    Lord Abbett Mid-Cap Value ....................................         2,674
    MFS Value ....................................................       329,628
    Northern Dow 30 ..............................................       299,421
    Oakhurst Strategic Allocation ................................     6,056,008
    Oakhurst Value Equity ........................................     6,696,639
    Seneca Mid-Cap Growth ........................................     1,071,201
    Seneca Strategic Theme .......................................       544,422

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2003, the following series deferred and/or recognized post-October losses as follows:

                                                         DEFERRED     RECOGNIZED
                                                         --------     ----------
    Aberdeen International ............................  $  1,072     $7,050,819
    AIM Mid-Cap Equity ................................        --         11,759
    Alliance/Bernstein Enhanced Index .................   125,036        975,620
    Alliance/Bernstein Growth + Value .................     6,532         82,093
    Duff & Phelps Real Estate Securities ..............        --         20,836
    Engemann Small & Mid-Cap Growth ...................   202,986        277,556
    Goodwin Multi-Sector Short Term Bond ..............    14,000             --
    Janus Flexible Income .............................    38,279         66,201
    Kayne Rising Dividends ............................        --          9,406
    Kayne Small-Cap Quality Value .....................     4,558             --
    Lazard U.S. Multi-Cap .............................        --          8,434
    Lord Abbett Bond-Debenture ........................     6,140             --
    Lord Abbett Large-Cap Value .......................        --          2,380
    Lord Abbett Mid-Cap Value .........................    42,552         10,110
    MFS Investors Growth Stock ........................   142,496      1,290,411
    MFS Investors Trust ...............................    12,736         54,961
    MFS Value .........................................        --        147,026
    Northern Dow 30 ...................................        --        109,524
    Northern Nasdaq-100 Index(R) ......................   506,649      1,111,085
    Oakhurst Growth and Income ........................   178,131      4,643,917
    Oakhurst Strategic Allocation .....................   102,568      5,839,939
    Oakhurst Value Equity .............................   236,249      1,409,807
    Sanford Bernstein Global Value ....................    55,774         87,304
    Seneca Mid-Cap Growth .............................        --      1,917,533
    Seneca Strategic Theme ............................        --      2,226,969

    As of December 31, 2003, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the respective schedules of investments) were as follows:

                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                     ORDINARY        LONG-TERM
                                                      INCOME       CAPITAL GAINS
                                                   -------------   -------------
    Aberdeen International .......................   $475,063        $     --
    AIM Mid-Cap Equity ...........................         --              --
    Alliance/Bernstein Enhanced Index ............    126,805              --
    Alliance/Bernstein Growth + Value ............         --              --
    Duff & Phelps Real Estate Securities .........    229,711         573,404
    Engemann Capital Growth ......................    416,400              --
    Engemann Small & Mid-Cap Growth ..............         --              --
    Goodwin Money Market .........................         --              --
    Goodwin Multi-Sector Fixed Income ............    755,101              --
    Goodwin Multi-Sector Short Term Bond .........         --              --
    Janus Flexible Income ........................    181,704          91,888
    Kayne Rising Dividends .......................         --              --
    Kayne Small-Cap Quality Value ................     16,151              --
    Lazard International Equity Select ...........         --              --
    Lazard Small-Cap Value .......................     35,340          14,224
    Lazard U.S. Multi-Cap ........................      7,623          27,342
    Lord Abbett Bond-Debenture ...................      2,347              --
    Lord Abbett Large-Cap Value ..................     79,676          19,511
    Lord Abbett Mid-Cap Value ....................         --              --
    MFS Investors Growth Stock ...................         --              --
    MFS Investors Trust ..........................      4,428              --
    MFS Value ....................................         --              --
    Northern Dow 30 ..............................     45,147              --
    Northern Nasdaq-100 Index(R) .................         --              --
    Oakhurst Growth and Income ...................    199,110              --
    Oakhurst Strategic Allocation ................    374,989              --
    Oakhurst Value Equity ........................     82,342              --
    Sanford Bernstein Global Value ...............         --              --
    Sanford Bernstein Mid-Cap Value ..............    238,261         791,797
    Sanford Bernstein Small-Cap Value ............    284,700              --
    Seneca Mid-Cap Growth ........................         --              --
    Seneca Strategic Theme .......................         --              --
    State Street Research Small-Cap Growth .......    254,538          30,955

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

NOTE 10--RECLASSIFICATION OF CAPITAL ACCOUNTS
    For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the series. As of December 31, 2003, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                                                 UNDISTRIBUTED      ACCUMULATED      CAPITAL PAID IN
                                                                NET INVESTMENT     NET REALIZED       ON SHARES OF
                                                                 INCOME (LOSS)      GAIN (LOSS)    BENEFICIAL INTEREST
                                                                --------------     ------------    -------------------
    Aberdeen International ...................................     $ 51,526        $(2,671,451)        $2,619,925
    AIM Mid-Cap Equity .......................................        5,779                 --             (5,779)
    Alliance/Bernstein Enhanced Index ........................      (14,606)            13,517              1,089
    Alliance/Bernstein Growth + Value ........................         (190)                --                190
    Duff & Phelps Real Estate Securities .....................       16,240            (16,240)                --
    Engemann Small & Mid-Cap Growth ..........................      154,046                 --           (154,046)
    Goodwin Multi-Sector Fixed Income ........................       95,493            (30,875)           (64,618)
    Goodwin Multi-Sector Short Term Bond .....................          651              4,341             (4,992)
    Janus Flexible Income ....................................      (35,661)            36,496               (835)
    Kayne Rising Dividends ...................................         (619)                --                619
    Lazard International Equity Select .......................        7,849                 --             (7,849)
    Lazard Small-Cap Value ...................................       (6,922)             2,190              4,732
    Lazard U.S. Multi-Cap ....................................          (37)                --                 37
    Lord Abbett Bond-Debenture ...............................        5,123             (3,768)            (1,355)
    Lord Abbett Mid-Cap Value ................................         (987)             1,395               (408)
    MFS Investors Growth Stock ...............................       64,164         (6,179,876)         6,115,712
    MFS Investors Trust ......................................         (203)               203                 --
    MFS Value ................................................         (839)               463                376
    Northern Nasdaq-100 Index(R) .............................       50,930                  1            (50,931)
    Oakhurst Growth and Income ...............................      (10,951)             8,716              2,235
    Oakhurst Strategic Allocation ............................       43,398            (43,398)                --
    Oakhurst Value Equity ....................................      (33,226)            37,567             (4,341)
    Sanford Bernstein Global Value ...........................       13,477            (11,159)            (2,318)
    Sanford Bernstein Mid-Cap Value ..........................      (95,765)           131,344            (35,579)
    Sanford Bernstein Small-Cap Value ........................      (50,772)            57,364             (6,592)
    Seneca Mid-Cap Growth ....................................      362,367                 --           (362,367)
    Seneca Strategic Theme ...................................      227,324                 --           (227,324)
    State Street Research Small-Cap Growth ...................       51,539            (51,539)                --

NOTE 11--MERGERS
    On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 7, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498.

    On February 14, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to an Agreement and Plan of reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 14, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS have also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS is going to manage the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series has been renamed Phoenix-MFS Investors Growth Stock Series.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

    On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

    On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 12--MANAGER OF MANAGERS
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 13--MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 14--PROPOSED REORGANIZATION
    On November 11, 2003, The Board of Trustees of The Fund approved a Plan of Reorganization to merge Janus Flexible Income into Goodwin Multi-Sector Fixed Income.

    If the shareholders approve the Plan of Reorganization Janus Flexible Income will transfer all or substantially all of its assets and its liabilities to Goodwin Multi-Sector Fixed Income. In exchange, shareholders of Janus Flexible Income will receive a proportional number of shares in Goodwin Multi-Sector Fixed Income. The shareholders of Janus Flexible Income must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of Janus Flexible Income will be held on March 17, 2004, at which time, this matter will be submitted for a shareholder vote.

NOTE 15--OTHER
    Effective July 31, 2003, the name of the subadvisor of Northern Dow 30 and Northern Nasdaq-100 Index(R) changed to Northern Trust Investments N.A. from Northern Trust Investments, Inc.

    On October 23, 2003, the Executive Committee of the Board of Trustees of the Fund approved replacement of the "Hollister" division of PIC with the "Oakhurst" division of PIC with respect to investment management of Oakhurst Value Equity. The Executive Committee also approved a name change for the Phoenix-Hollister Value Equity Series to the Phoenix-Oakhurst Value Equity Series. The Board of Trustees ratified the Executive Committee's decision at the Board of Trustees meeting on November 11, 2003. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change.

    The Board of Trustees of the Fund has approved a name change for the Phoenix-Kayne Large-Cap Core Series to the Phoenix-Kayne Rising Dividends Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change was completed on November 3, 2003.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2003

    Effective December 31, 2003, the name of the subadvisor of Engemann Capital Growth and Engemann Small & Mid-Cap Growth changed to Engemann Asset Management from Roger Engemann & Associates, Inc.

NOTE 16--PROXY VOTING PROCEDURES
    The advisers and subadvisers to each of the Phoenix-affiliated Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Boards of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
    TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended December 31, 2003, the following series designated long-term capital gain dividends as follows:

    Duff & Phelps Real Estate Securities .......................   $2,709,205
    Janus Flexible Income ......................................      506,397
    Kayne Rising Dividends .....................................        4,744
    Lazard International Equity Select .........................          197
    Lazard Small-Cap Value .....................................       52,651
    Lazard U.S. Multi-Cap ......................................       71,565
    Lord Abbett Bond-Debenture .................................       17,646
    Lord Abbett Large-Cap Value ................................       19,511
    Lord Abbett Mid-Cap Value ..................................        2,585
    Sanford Bernstein Mid-Cap Value ............................    2,821,361
    State Street Research Small-Cap Growth .....................       74,219
--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

(LOGO)
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting The Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 13, 2004

                                 FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND      LENGTH OF          PRINCIPAL OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST       TIME SERVED           DURING PAST 5 YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA         Served since   Retired; previously Partner,                       33        None
704 SW Lake Charles Circle       1999       Ernst & Young LLP (1962-1999).
Port St. Lucie, FL  34986
4/11/40
Trustee
------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian               Served since   Retired                                            33        None
497 Hensler Lane                 1999
Oradell, NJ 07649
2/5/34
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien          Served since   Retired; previously Consultant, Accenture          33        Director, Webster Bank
37 Stonegate Drive               2000       (1978-1999).                                                 (4/2003-present). Chairman
Wethersfield, CT 06109                                                                                   Board of Trustees at The
5/14/43                                                                                                  University of Connecticut
Trustee                                                                                                  (1997-2003). Director,
                                                                                                         USAllianz Variable
                                                                                                         Insurance Product Trust,
                                                                                                         23 funds (1999-present).
------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark             Served since   Self-employed; previously Visiting Professor       33        Director, Peoples' Bank
38 Saddle Ridge Drive            1999       in Government, Wesleyan University                           (1995-present).
Bloomfield, CT 06002                        (1997-1999); Columnist, Journal-Inquirer
2/1/38                                      (1995-2000).
Trustee
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki           Served since   Retired; previously Managing Director,             33        Director, Barnes Group,
38 Gerrish Lane                  2000       Saugatuck Associates, Inc. (1999-2000);                      Inc. (1997-present).
New Canaan, CT 06840                        Vice Chairman, (1997-1998).
6/19/37
Trustee
------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin               Served since   Principal/Attorney McCarter & English, LLP         33        None
McCarter & English, LLP          1999       (2003-present); Principal/Attorney, Cummings
City Place 1                                & Lockwood, LLC (1996-2003).
185 Asylum St.
Hartford, CT  06103
7/28/50
Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND      LENGTH OF          PRINCIPAL OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST       TIME SERVED           DURING PAST 5 YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin         Served since   Consultant, Phoenix Investment Partners Ltd.       78        N/A
56 Prospect Street           2003.          (2002-present). Director, PXRE Corporation
Hartford, CT 06115-0480                     (Delaware) (1985-present), World Trust Fund
10/23/46                                    (1991-present). Chairman (1997-2002),
                                            Director (1995-2002), Vice Chairman
Trustee/Chairman/President                  (1995-1997) and Chief Executive Officer
                                            (1995-2002), Phoenix Investment Partners,
                                            Ltd. Director and Executive Vice President,
                                            The Phoenix Companies, Inc. (2000-2002).
                                            Director (1994-2002) and Executive Vice
                                            President, Investments (1987-2002), Phoenix
                                            Life Insurance Company. Director (1983-2002)
                                            and Chairman (1995-2002), Phoenix Investment
                                            Counsel, Inc. Director (1982-2002) and
                                            President (1990-2000), Phoenix Equity
                                            Planning Corporation. Chairman and
                                            President, Phoenix/Zweig Advisers LLC
                                            (2001-2002). Director (2001-2002) and
                                            President (April 2002-September 2002),
                                            Phoenix Investment Management Company.
                                            Director and Executive Vice President,
                                            Phoenix Life and Annuity Company
                                            (1996-2002). Director (1995-2000) and
                                            Executive Vice President (1994-2002), PHL
                                            Variable Insurance Company. Director,
                                            Phoenix National Trust Holding Company
                                            (2001-2002). Director (1985-2002) and Vice
                                            President (1986-2002), PM Holdings, Inc.
                                            Director, W.S. Griffith Associates, Inc.
                                            (1995-2002). Director (1992-2002) and
                                            President (1993-1994), W.S. Griffith
                                            Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Gilotti            Executive     Various positions including Executive Vice         33        None
One American Row                Vice        President, Phoenix Life Insurance Company
Hartford, CT 06102           President -    (1999-present). Director, Bank and
5/25/47                      Served since   Broker/Dealer Operations, Aetna (1994-1999).
Trustee/Executive Vice           1999;      Director, Phoenix Variable Advisors, Inc.
President                     Trustee -     (2000-present). Director, Senior Vice
                             Served since   President, Phoenix Life and Annuity Company
                                 2002       (2002-present). Director, Senior Vice
                                            President, PHL Variable Insurance Company
                                            (2002-present). Director, Main Street
                                            Management Company (2000-present).
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         FUND COMPLEX      OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND      LENGTH OF          PRINCIPAL OCCUPATION(S)                  OVERSEEN BY         DIRECTORSHIPS
POSITION(S) WITH TRUST       TIME SERVED           DURING PAST 5 YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                           OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss             Served since   Treasurer, The Phoenix Edge Series Fund            N/A       N/A
56 Prospect Street               1994       (1994-present), Phoenix Funds
Hartford, CT 06115                          (1994-present), Phoenix Duff & Phelps
11/24/52                                    Institutional Mutual Funds (1996-present),
Vice President, Treasurer and               Phoenix-Aberdeen Series Fund (1996-present)
Principal Accounting Officer                and Phoenix-Seneca Funds (2000-present).
                                            Vice President and Treasurer (1994-present),
                                            Phoenix Equity Planning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner             Served since   Vice President and Compliance Officer, The         N/A       N/A
One American Row                 1999       Phoenix Edge Series Fund (1999-present).
Hartford, CT 06102                          Director (manager type), Individual Market
2/21/56                                     Development, Phoenix Life Insurance Company
Vice President and                          (1997-present). Vice President and
Compliance Officer                          Compliance Officer, Phoenix Variable
                                            Advisors, Inc. (1999-present). Vice
                                            President and Compliance Officer, Phoenix
                                            Investment Counsel, Inc. (1/2003-present).
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth             Served since   Vice President, Secretary and Chief Legal          N/A       N/A
One American Row                 2001       Officer, The Phoenix Edge Series Fund
Hartford, CT 06102                          (2001-present). Various positions including
11/14/58                                    Vice President and Insurance and Investment
Vice President, Secretary                   Products Counsel, Phoenix Life Insurance
and Chief Legal Officer                     Company (1993-present).
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Michael J. Gilotti
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Philip R. McLoughlin

EXECUTIVE OFFICERS
Philip R. McLoughlin, Chairman and President
Michael J. Gilotti, Executive Vice President
Nancy G. Curtiss, Vice President, Treasurer, and
   Principal Accounting Officer
Doreen A. Bonner, Vice President and
   Compliance Officer
Richard J. Wirth, Vice President,
   Counsel and Secretary


INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
JP Morgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

                                                                    ------------
PHOENIX LIFE INSURANCE COMPANY                                        PRSRT STD
P.O. Box 22012                                                      U.S. Postage
Albany, NY 12201-2012                                                  P A I D
                                                                       Andrew
                                                                     Associates
                                                                    ------------


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

[GRAPHIC OMITTED] PHOENIX WEALTH MANAGEMENT(R)


G0144AR  (C)2004 The Phoenix Companies, Inc.

                    [GRAPHIC OMITTED] PRINTED ON RECYCLED PAPER.            2-04


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.



     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.



     (c) The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that Frank M. Ellmer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Ellmer is an "independent" trustee pursuant to paragraph (a) (2) of Item 3 to form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Audit Fees
     ----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $643,820 for 2002 and $774,060 for 2003.


     Audit-related Fees
     ------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2002 and $0 for 2003.


     Tax Fees
     --------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $135,200 for 2002 and $136,750 for 2003.

         "Tax Fees" are those primarily associated with review of the Fund's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund's federal income and excise tax returns.

     All Other Fees
     --------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.


     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval"). The Audit Committee has determined that Mr. Frank M. Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Ellmer determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:


                    (b)     Not applicable.


                    (c)     100%


                    (d)     Not applicable


     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $248,000 for 2002 and $112,750 for 2003.


     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.


     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).



     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   The Phoenix Edge Series Fund
             -------------------------------------------------------------------

By (Signature and Title)*      /s/ Philip R. McLoughlin
                         -------------------------------------------------------
                               Philip R. McLoughlin, Chairman
                               (principal executive officer)

Date                           March 8, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      /s/ Philip R. McLoughlin
                         -------------------------------------------------------
                               Philip R. McLoughlin, Chairman
                               (principal executive officer)

Date                           March 8, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*      /s/ Nancy G. Curtiss
                         -------------------------------------------------------
                               Nancy G. Curtiss, Treasurer
                               (principal financial officer)

Date                           March 8, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.